UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05398

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2008

Date of reporting period: December 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Balanced Wealth Strategy Portfolio

December 31, 2008

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

BALANCED WEALTH STRATEGY
PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 11, 2009

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2008.

At the close of September 26, 2008, the Portfolio acquired the AllianceBernstein Variable Products Series Fund Balanced Shares Portfolio. Please consult the prospectus for more information.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to maximize total return consistent with AllianceBernstein’s (the “Adviser’s”) determination of reasonable risk. The Portfolio invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward equity returns but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles and geographic regions.

The Portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. In managing the Portfolio, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile. Investments in real estate investment trusts, or REITs, are deemed to be 50% equity and 50% fixed-income for purposes of the overall target blend of the Portfolio.

The Portfolio’s equity component is diversified between growth and value equity investment styles, and between US and non-US markets. The Adviser’s targeted blend for the non-REIT portion of the Portfolio’s equity component is an equal weighting of growth and value stocks (50% each). In addition to blending growth and value styles, the Adviser blends each style-based portion of the Portfolio’s equity component across US and non-US issuers. Within each of the value and growth portions of the Portfolio, the Adviser normally targets a blend of approximately 70% in equities of US companies and the remaining 30% in equities of companies outside the United States. The Adviser will also allow the relative weightings of the Portfolio’s equity and debt, growth and value, and US and non-US components to vary in response to markets, but ordinarily only by +/-5% of the Portfolio. Beyond those ranges, the Adviser will generally rebalance the Portfolio toward the targeted blend. However, under extraordinary circumstances, when the Adviser believes that conditions favoring one investment component are compelling, the range may expand to 10% of the Portfolio.

The Portfolio’s debt securities will primarily be investment-grade debt securities but is expected to include lower-rated securities (“junk bonds”) and preferred stock. The Portfolio will not invest more than 5% of its net assets in securities rated at the time of purchase below investment grade.

The Portfolio may invest in convertible securities, enter into repurchase agreements and forward commitments, and make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of its net assets is held as collateral for such short sales. The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its balanced benchmark, a 60% / 40% blend of the Standard & Poor’s (S&P) 500 Stock Index and the Barclays Capital US Aggregate Index, for the one-year period ended December 31, 2008, and since the Portfolio’s inception on July 1, 2004.

The Portfolio sank into negative territory and underperformed its balanced benchmark for the annual reporting period ended December 31, 2008, when the S&P 500 Stock Index fell 37.00% and most non-Treasury bonds suffered big losses. All asset classes were down for the year, but the international segments pulled the Portfolio’s performance down most significantly as international stocks gave up their prior leadership position. The extreme aversion and indiscriminate flight to safety hurt growth and value indices alike. As a result, the Portfolio’s underlying growth and value components had similar results for the annual period. Consequently, style diversification did not reduce volatility as much as it had in the past. Security selection was the biggest detractor, particularly in the financial services sector, which found itself in the eye of the storm. The Portfolio’s information technology holdings also detracted significantly. Sector selection helped overall. The Portfolio mainly benefited from its overweight in the defensive health care and underweight in the cyclically sensitive industrials sectors. However, the Portfolio’s underweight in utilities and overweight in materials were among the detractors from performance. Among the underlying asset classes in the portfolio, bonds were the major detractor for the period on a relative basis. The Portfolio’s REIT holdings, although down for the annual period, posted positive returns relative to the broad REIT

AllianceBernstein Variable Products Series Fund

market as measured by the FTSE EPRA/NAREIT Global Index. This performance was helped by diversification, avoidance of highly leveraged meltdowns, and exposure to strong shopping-center owners in the US and Europe. Since the Portfolio did not use financial leverage, its performance was not affected by the risk that comes with such investments.

MARKET REVIEW AND INVESTMENT STRATEGY

A global flight to quality left capital markets reeling for the annual period ended December 31, 2008, as investors sought safety from extreme market volatility by abandoning many investment types in favor of government bonds. This contributed to severe declines across many asset classes, regions and investment styles. Emerging market securities, which had posted strong gains prior to 2008, declined most significantly and were down 53.33%, as measured by the MSCI Emerging Markets Index. Developed regions fared somewhat better, posting a loss of 40.71%, as measured by the MSCI World Index. Still, the MSCI World Index suffered its worst year since its inception as more than 90% of its stocks lost ground. The second half of the year was marked by the collapse and/or government takeover of several of the world’s most powerful financials firms—all of which further undermined investor confidence. Meanwhile, the US led most of the developed world into recession, and emerging-market economies, which had powered global growth in recent years, slowed significantly.

As always, the Portfolio’s Multi-Asset Solutions Team (the “Team”) remained focused on its long-term strategy: combining low correlation asset classes, blending growth and value investment styles, globalizing the Portfolio’s holdings and ensuring the Portfolio is aligned with the Team’s strategic asset allocation targets over time through a disciplined rebalancing process.

BALANCED WEALTH STRATEGY PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Standard & Poor’s (S&P) 500 Stock Index and the unmanaged Barclays Capital US Aggregate Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Stock Index includes 500 US stocks and is a common measure of the performance of the overall US stock market. The Barclays Capital US Aggregate Index covers the US investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio allocates its investments among multiple asset classes which will include US and foreign securities, as well as equity and fixed-income securities. Price fluctuations in the underlying Portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investment in the Portfolio is not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. High yield bonds, otherwise known as “junk bonds”, involve a greater risk of default and price volatility than other bonds. Investing in below investment-grade securities presents special risks, including credit risk. Within each of these, the Portfolio will also allocate its investments in different types of securities, such as growth and value stocks, real estate investment trusts, and corporate and US government bonds. International investing involves risks not associated with US investments, including currency fluctuations and political and economic changes. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The Portfolio systematically rebalances its allocations in these asset classes to maintain its target weightings. There can be no assurance that rebalancing will achieve its intended result, and the costs of rebalancing may be significant over time. The use of derivatives involves specific risks and is not suitable for all investors. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

BALANCED WEALTH STRATEGY PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2008	1 Year	Since Inception**
AllianceBernstein Balanced Wealth Strategy Portfolio Class A*	-30.01%	-0.78%
AllianceBernstein Balanced Wealth Strategy Portfolio Class B*	-30.20%	-1.03%
60% S&P 500 Stock Index / 40% Barclays Capital† US Aggregate Index	-22.06%	0.43%
S&P 500 Stock Index	-37.00%	-2.93%
Barclays Capital US Aggregate Index	5.24%	5.07%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2008, by 0.10%.

** Since inception of the Portfolio’s Class A and Class B shares on 7/1/04.

† Formerly Lehman Brothers.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.85% and 1.07% for Class A and Class B, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.75% and 1.00% for Class A and Class B, respectively. These waivers/reimbursements extend through May 1, 2009, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

7/1/04* – 12/31/08

* Since inception of the Portfolio’s Class A shares on 7/1/04.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Balanced Wealth Strategy Portfolio Class A shares (from 7/1/04* to 12/31/08) as compared to the performance of the Portfolio’s balanced benchmark (60% S&P 500 Stock Index / 40% Barclays Capital US Aggregate Index), as well as the individual components of the balanced benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

BALANCED WEALTH STRATEGY PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Balanced Wealth Strategy Portfolio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$764.55	$3.33	0.75%
Hypothetical (5% return before expenses)	$1,000	$1,021.37	$3.81	0.75%

Class B
Actual	$1,000	$764.28	$4.43	1.00%
Hypothetical (5% return before expenses)	$1,000	$1,020.11	$5.08	1.00%

*	Expenses are equal to each class’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

BALANCED WEALTH STRATEGY PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2008	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Federal National Mortgage Association (Preferred Stock and Bonds)	$25,934,685	7.3%
U.S. Treasury Bonds & Notes	14,113,188	4.0
JPMorgan Chase & Co. (Common Stock and Bonds)	6,806,941	1.9
Federal Gold Loan Mortgage Corp.	5,443,314	1.5
Exxon Mobil Corp.	4,422,582	1.3
Hewlett-Packard Co.	4,256,817	1.2
Google, Inc.—Class A	4,102,513	1.2
Gilead Sciences, Inc.	3,873,855	1.1
Federal Home Loan Bank	3,701,489	1.1
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	3,326,845	0.9

	$75,982,229	21.5%

SECURITY TYPE BREAKDOWN

December 31, 2008

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$221,029,546	66.1%
Corporates—Investment Grades	34,823,364	10.4
Mortgage Pass-Thru’s	28,786,206	8.6
Commercial Mortgage-Backed Securities	16,114,644	4.8
Governments—Treasuries	13,578,201	4.1
Agencies	8,194,496	2.4
Inflation-Linked Securities	2,608,157	0.8
Governments—Sovereign Bonds	2,143,408	0.6
Corporates—Non-Investment Grades	1,660,420	0.5
Governments—Sovereign Agencies	1,553,939	0.5
Asset-Backed Securities	1,423,710	0.4
Quasi-Sovereigns	1,160,640	0.3
CMOs	835,035	0.3
Other*	660,763	0.2

Total Investments	$334,572,529	100.0%

*	“Other” represents less than 0.2% weightings in the following security types: Non-Convertible-Preferred Stocks and Preferred Stocks.

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2008	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–62.5%

FINANCIALS–19.0%
CAPITAL MARKETS–2.2%
3i Group PLC(a)	12,208	$47,807
Ameriprise Financial, Inc.	6,700	156,512
Bank of New York Mellon Corp.	4,500	127,485
The Blackstone Group LP	10,175	66,443
The Charles Schwab Corp.	37,300	603,141
Credit Suisse Group AG(a)	30,833	864,082
Deutsche Bank AG(a)	12,400	490,373
Franklin Resources, Inc.	10,695	682,127
The Goldman Sachs Group, Inc.	29,694	2,505,877
ICAP PLC(a)	31,200	131,702
Julius Baer Holding AG(a)	14,092	546,168
Man Group PLC(a)	146,556	504,175
Morgan Stanley	36,700	588,668
UBS AG (Swiss Virt-X)(a)(b)	22,933	333,660

		7,648,220

COMMERCIAL BANKS–2.2%
ABSA Group Ltd.	5,800	68,245
Australia & New Zealand Banking Group Ltd.(a)	24,500	264,507
Banco do Brasil SA	25,500	160,523
Banco Santander Central Hispano SA(a)	51,655	499,023
Barclays PLC(a)	201,700	458,442
BNP Paribas SA(a)	14,489	625,410
Credit Agricole SA(a)	28,998	325,709
Fifth Third Bancorp	31,400	259,364
Hana Financial Group, Inc.	5,300	84,427
HBOS PLC(a)	222,078	229,889
HSBC Holdings PLC(a)	48,500	474,679
Industrial & Commercial Bank of China Ltd.–Class H	479,000	254,309
Industrial Bank of Korea(b)	4,190	26,298
KB Financial Group, Inc.(b)	6,400	171,236
Lloyds TSB Group PLC(a)	42,100	79,683
National Australia Bank Ltd.(a)	3,600	52,926
Nordea Bank AB(a)	20,400	145,405
Royal Bank of Scotland Group PLC (London Virt-X)(a)	423,456	311,718
Shinhan Financial Group Co. Ltd.(b)	5,290	125,872
Societe Generale–Class A(a)	8,325	422,351
Standard Bank Group Ltd.	13,500	121,805
Standard Chartered PLC(a)	19,542	250,060
Sumitomo Mitsui Financial Group, Inc.(a)	74	306,939
SunTrust Banks, Inc.	5,100	150,654
U.S. Bancorp	22,900	572,729
Unibanco-Uniao de Bancos Brasileiros SA (Sponsored) (ADR)	1,500	96,930
Wells Fargo & Co.	44,900	1,323,652

		7,862,785

Company	Shares	U.S. $ Value

CONSUMER FINANCE–0.1%
Capital One Financial Corp.	9,300	$296,577
Discover Financial Services	16,600	158,198

		454,775

DIVERSIFIED FINANCIAL SERVICES–2.3%
Bank of America Corp.	123,400	1,737,472
Citigroup, Inc.	95,200	638,792
CME Group, Inc.–Class A	7,995	1,663,839
Deutsche Boerse AG(a)	3,702	267,836
ING Group(a)	27,600	303,764
JP Morgan Chase & Co.	111,917	3,528,743

		8,140,446

INSURANCE–2.6%
ACE Ltd.	9,500	502,740
Aflac, Inc.	13,400	614,256
Allianz SE(a)	5,700	606,484
Allstate Corp.	21,900	717,444
American International Group, Inc.	31,300	49,141
Aviva PLC(a)	15,154	85,870
Chubb Corp.	6,700	341,700
Everest Re Group Ltd.	1,900	144,666
Fairfax Financial Holdings Ltd.(a)	300	94,775
Fidelity National Financial, Inc.–Class A	6,200	110,050
Genworth Financial, Inc. –Class A	39,400	111,502
Hartford Financial Services Group, Inc.	19,000	311,980
Industrial Alliance Insurance and Financial Services, Inc.(a)	700	13,217
Lincoln National Corp.	23,600	444,624
MetLife, Inc.	31,700	1,105,062
Muenchener Rueckversicherungs AG(a)	4,833	750,312
Old Republic International Corp.	7,900	94,168
PartnerRe Ltd.	3,600	256,572
Prudential Financial, Inc.	9,900	299,574
QBE Insurance Group Ltd.(a)	37,094	670,411
RenaissanceRe Holdings Ltd.	3,300	170,148
Sun Life Financial, Inc.(a)	5,200	119,796
The Travelers Co., Inc.	20,600	931,120
Unum Group	26,700	496,620
XL Capital Ltd.–Class A	25,900	95,830

		9,138,062

REAL ESTATE INVESTMENT TRUSTS (REITS)–7.2%
Alexandria Real Estate Equities, Inc.	3,625	218,733
Allied Properties Real Estate Investment Trust(a)	28,196	284,358
Ascendas Real Estate Investment Trust	416,000	400,205

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Boardwalk Real Estate Investment Trust(a)	7,887	$163,298
British Land Co. PLC(a)	37,444	300,011
Camden Property Trust	8,200	256,988
Canadian Real Estate Investment Trust(a)	27,170	496,741
CapitaMall Trust	372,600	414,625
Cominar Real Estate Investment Trust(a)	21,129	274,189
Corio NV(a)	6,800	313,130
Corporate Office Properties Trust SBI MD	8,300	254,810
Dexus Property Group(a)	522,970	299,463
DiamondRock Hospitality Co.	22,100	112,047
Digital Realty Trust, Inc.	16,800	551,880
Douglas Emmett, Inc.	14,700	191,982
Dundee Real Estate Investment Trust(a)	5,000	51,033
Entertainment Properties Trust	20,550	612,390
Equity Residential	11,250	335,475
Essex Property Trust, Inc.	2,275	174,606
Eurocommercial Properties NV(a)	9,800	329,934
Federal Realty Investment Trust	1,450	90,016
Fonciere Des Murs(a)	5,200	76,227
General Property Group(a)	267,400	174,364
HCP, Inc.	14,100	391,557
Health Care REIT, Inc.	15,800	666,760
Highwoods Properties, Inc.	7,000	191,520
Home Properties, Inc.	8,100	328,860
Host Hotels & Resorts, Inc.	39,729	300,749
ING Office Fund(a)	402,100	228,673
Japan Real Estate Investment Corp.–Class A(a)	83	741,451
Kimco Realty Corp.	22,750	415,870
Klepierre(a)	34,857	857,205
Land Securities Group PLC(a)	53,152	714,594
LaSalle Hotel Properties	15,200	167,960
The Link REIT	389,000	647,105
Macquarie CountryWide Trust(a)	224,711	33,180
Mercialys SA(a)	7,200	227,380
Mid-America Apartment Communities, Inc.	7,650	284,274
Morguard Real Estate Investment Trust(a)	36,300	338,153
National Retail Properties, Inc.	15,700	269,883
Nationwide Health Properties, Inc.	27,550	791,236
Nippon Building Fund, Inc.–Class A(a)	40	439,671
Nomura Real Estate Office Fund, Inc.–Class A(a)	53	344,852
Omega Healthcare Investors, Inc.	25,500	407,235
Plum Creek Timber Co., Inc. (REIT)	7,600	264,024

Company	Shares	U.S. $ Value

Primaris Retail Real Estate Investment Trust(a)	23,283	$201,807
ProLogis	20,525	285,092
Public Storage	8,250	655,875
Rayonier, Inc.	6,100	191,235
Regency Centers Corp.	8,350	389,945
RioCan Real Estate Investment Trust (OTC US)(a)	24,388	269,855
RioCan Real Estate Investment Trust (Toronto)(a)	1,400	15,491
Simon Property Group, Inc.	24,450	1,299,029
SL Green Realty Corp.	4,700	121,730
Sunstone Hotel Investors, Inc.	48,500	300,215
Tanger Factory Outlet Centers	16,850	633,897
Taubman Centers, Inc.	10,750	273,695
UDR, Inc.	10,300	142,037
Unibail(a)	14,078	2,103,176
Ventas, Inc.	26,600	892,962
Vornado Realty Trust	18,850	1,137,598
Wereldhave NV(a)	4,600	405,743
Westfield Group(a)	96,293	874,219

		25,622,298

REAL ESTATE MANAGEMENT & DEVELOPMENT–2.4%
Brookfield Properties Corp.	28,725	222,044
Castellum AB(a)	39,600	313,101
Citycon Oyj(a)	31,442	74,918
First Capital Realty, Inc.(a)	11,200	172,105
Henderson Land Development Co., Ltd.	131,000	489,963
Hufvudstaden AB–Class A(a)	24,000	172,018
Kerry Properties Ltd.	184,131	495,332
Lend Lease Corp. Ltd.(a)	160,478	808,646
Mitsubishi Estate Co., Ltd.(a)	76,000	1,255,436
Mitsui Fudosan Co., Ltd.(a)	82,100	1,368,791
Multiplan Empreendimentos Imobiliarios SA(b)	47,800	252,323
New World Development Co., Ltd.	674,051	690,175
NTT Urban Development Corp.(a)	988	1,069,975
Sun Hung Kai Properties Ltd.	129,700	1,091,366

		8,476,193

		67,342,779

HEALTH CARE–9.7%
BIOTECHNOLOGY–2.8%
Amgen, Inc.(b)	21,100	1,218,525
Celgene Corp.(b)	35,950	1,987,316
CSL Ltd./Australia(a)	7,694	181,439
Genentech, Inc.(b)	33,280	2,759,245
Gilead Sciences, Inc.(b)	75,750	3,873,855

		10,020,380

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

HEALTH CARE EQUIPMENT & SUPPLIES–1.0%
Alcon, Inc.	14,975	$1,335,620
Baxter International, Inc.	18,655	999,722
Becton Dickinson & Co.	13,000	889,070
Boston Scientific Corp.(b)	19,900	154,026
Covidien Ltd.	6,400	231,936

		3,610,374

HEALTH CARE PROVIDERS & SERVICES–0.6%
Cardinal Health, Inc.	11,100	382,617
Celesio AG(a)	3,800	102,819
McKesson Corp.	3,200	123,936
Medco Health Solutions, Inc.(b)	30,750	1,288,732

		1,898,104

PHARMACEUTICALS–5.3%
Abbott Laboratories	30,400	1,622,448
AstraZeneca PLC(a)	10,776	440,851
Bayer AG(a)	18,409	1,072,663
Bristol-Myers Squibb Co.	24,100	560,325
Eli Lilly & Co.	21,800	877,886
GlaxoSmithKline PLC(a)	58,828	1,094,069
Johnson & Johnson	31,300	1,872,679
Merck & Co., Inc.	41,300	1,255,520
Novartis AG(a)	37,708	1,888,471
Novo Nordisk A/S–Class B	10,283	530,437
Pfizer, Inc.	127,800	2,263,338
Roche Holding AG(a)	3,347	518,173
Sanofi-Aventis SA(a)	7,900	505,309
Schering-Plough Corp.	3,200	54,496
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	78,150	3,326,845
Wyeth	21,900	821,469

		18,704,979

		34,233,837

ENERGY–6.7%
ENERGY EQUIPMENT & SERVICES–0.7%
Cameron International Corp.(b)	12,450	255,225
National Oilwell Varco, Inc.(b)	4,600	112,424
Schlumberger Ltd.	51,230	2,168,566

		2,536,215

OIL, GAS & CONSUMABLE FUELS–6.0%
Addax Petroleum Corp.(a)	1,300	22,209
Apache Corp.	15,700	1,170,121
BG Group PLC(a)	63,827	883,467
BP PLC(a)	107,700	831,383
Chevron Corp.	35,800	2,648,126
China Petroleum & Chemical Corp.–Class H	414,000	254,471
ConocoPhillips	36,600	1,895,880
Devon Energy Corp.	11,900	781,949
ENI SpA(a)	20,300	488,492
EOG Resources, Inc.	23,025	1,533,004
Exxon Mobil Corp.	55,400	4,422,582

Company	Shares	U.S. $ Value

Imperial Oil Ltd.(a)	800	$26,563
LUKOIL (Sponsored) (ADR)	8,550	276,724
Nexen, Inc.(a)	3,006	52,231
O A O Tatneft (Sponsored) (GDR)(c)	4,900	176,400
Occidental Petroleum Corp.	5,230	313,748
Petro-Canada(a)	13,900	300,857
Petroleo Brasileiro SA (ADR)	15,300	374,697
PTT PCL	23,000	115,727
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A(a)	36,200	957,113
Royal Dutch Shell PLC (London Virt-X)–Class A(a)	26,851	705,459
StatoilHydro ASA(a)	52,556	878,988
Sunoco, Inc.	3,300	143,418
Thai Oil PCL	59,500	40,374
Total SA(a)	26,150	1,437,704
Valero Energy Corp.	7,600	164,464
XTO Energy, Inc.	10,400	366,808

		21,262,959

		23,799,174

CONSUMER STAPLES–6.7%
BEVERAGES–1.1%
The Coca-Cola Co.	17,725	802,411
Coca-Cola Enterprises, Inc.	37,200	447,516
Constellation Brands, Inc.–Class A(b)	12,700	200,279
Molson Coors Brewing Co.– Class B	15,100	738,692
Pepsi Bottling Group, Inc.	14,300	321,893
PepsiCo, Inc.	27,850	1,525,344

		4,036,135

FOOD & STAPLES RETAILING–1.7%
Aeon Co. Ltd.(a)	19,500	196,379
Costco Wholesale Corp.	25,550	1,341,375
Delhaize Group(a)	2,500	154,541
Koninklijke Ahold NV(a)	21,260	261,985
The Kroger Co.	9,800	258,818
Safeway, Inc.	20,300	482,531
Seven & I Holdings Co. Ltd.(a)	11,600	398,711
Supervalu, Inc.	13,900	202,940
Tesco PLC(a)	140,976	734,066
Wal-Mart Stores, Inc.	33,350	1,869,601

		5,900,947

FOOD PRODUCTS–1.3%
Archer-Daniels-Midland Co.	20,700	596,781
Associated British Foods PLC(a)	14,000	147,383
Bunge Ltd.	12,700	657,479
ConAgra Foods, Inc.	4,100	67,650
Del Monte Foods Co.	9,100	64,974
General Mills, Inc.	11,700	710,775
HJ Heinz Co.	2,000	75,200
The JM Smucker Co.	5,200	225,472
Kraft Foods, Inc.–Class A	2,300	61,755
Nestle SA(a)	32,618	1,291,612

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Sara Lee Corp.	12,700	$124,333
Suedzucker AG(a)	1,500	22,724
Tyson Foods, Inc.–Class A	9,100	79,716
Unilever PLC(a)	24,687	567,056

		4,692,910

HOUSEHOLD PRODUCTS–1.5%
Colgate-Palmolive Co.	22,200	1,521,588
Procter & Gamble Co.	46,125	2,851,448
Reckitt Benckiser PLC(a)	22,148	829,907

		5,202,943

TOBACCO–1.1%
Altria Group, Inc.	48,500	730,410
British American Tobacco PLC(a)	34,551	901,327
Lorillard, Inc.	1,200	67,620
Philip Morris International, Inc.	36,700	1,596,817
Reynolds American, Inc.	10,000	403,100

		3,699,274

		23,532,209

INFORMATION TECHNOLOGY–6.6%
COMMUNICATIONS EQUIPMENT–1.8%
Cisco Systems, Inc.(b)	126,850	2,067,655
Corning, Inc.	32,700	311,631
Juniper Networks, Inc.(b)	25,300	443,003
Motorola, Inc.	145,685	645,385
Nokia OYJ(a)	26,300	412,709
QUALCOMM, Inc.	60,700	2,174,881
Telefonaktiebolaget LM Ericsson–Class B(a)	38,000	296,244

		6,351,508

COMPUTERS & PERIPHERALS–2.5%
Apple, Inc.(b)	38,810	3,312,434
Compal Electronics, Inc.	56,561	29,904
Dell, Inc.(b)	11,300	115,712
Fujitsu Ltd.(a)	50,000	243,100
Hewlett-Packard Co.	117,300	4,256,817
Lenovo Group Ltd.	98,000	26,921
Lexmark International, Inc.–Class A(b)	9,400	252,860
Toshiba Corp.(a)	73,000	300,380
Western Digital Corp.(b)	11,500	131,675

		8,669,803

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.2%
AU Optronics Corp.	177,000	134,181
Hitachi High-Technologies Corp.(a)	4,000	64,055
Hitachi Ltd.(a)	36,000	139,713
Kyocera Corp.(a)	2,000	144,796
Tyco Electronics Ltd.	19,000	307,990

		790,735

Company	Shares	U.S. $ Value

INTERNET SOFTWARE & SERVICES–1.2%
Google, Inc.–Class A(b)	13,335	$4,102,513
Tencent Holdings Ltd.	21,400	139,051

		4,241,564

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.3%
Intel Corp.	30,200	442,732
Nvidia Corp.(b)	37,300	301,011
Samsung Electronics (Preference Shares)	200	41,560
Samsung Electronics Co. Ltd.	430	156,774
Texas Instruments, Inc.	6,300	97,776
United Microelectronics Corp.	416,126	94,177

		1,134,030

SOFTWARE–0.6%
Activision Blizzard, Inc.(b)	90,900	785,376
Electronic Arts, Inc.(b)	3,400	54,536
Microsoft Corp.	15,400	299,376
Nintendo Co. Ltd.(a)	1,300	496,797
Symantec Corp.(b)	30,800	416,416

		2,052,501

		23,240,141

CONSUMER DISCRETIONARY–4.5%
AUTO COMPONENTS–0.2%
Autoliv, Inc.	8,900	190,994
Bridgestone Corp.(a)	13,300	199,495
Compagnie Generale des Etablissements Michelin–Class B(a)	4,800	253,602
Lear Corp.(b)	3,100	4,371
Magna International, Inc.–Class A(a)	3,100	92,284

		740,746

AUTOMOBILES–0.4%
Bayerische Motoren Werke AG(a)	4,968	152,544
Honda Motor Co. Ltd.(a)	9,700	206,597
Isuzu Motors Ltd.(a)	76,000	98,204
Nissan Motor Co. Ltd.(a)	65,300	234,925
Renault SA(a)	12,700	331,420
Toyota Motor Corp.(a)	12,400	409,923

		1,433,613

HOTELS, RESTAURANTS & LEISURE–0.7%
Compass Group PLC(a)	27,720	138,259
McDonald’s Corp.	29,400	1,828,386
Starwood Hotels & Resorts Worldwide, Inc.	7,800	139,620
TUI AG(a)	6,200	73,654
TUI Travel PLC(a)	28,600	96,942
Wyndham Worldwide Corp.	21,700	142,135

		2,418,996

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

HOUSEHOLD DURABLES–0.2%
Black & Decker Corp.	1,400	$58,534
Centex Corp.	7,700	81,928
DR Horton, Inc.	3,900	27,573
KB Home	7,900	107,598
Sharp Corp.(a)	37,000	266,714
Sony Corp.(a)	9,600	209,970

		752,317

LEISURE EQUIPMENT & PRODUCTS–0.0%
Namco Bandai Holdings, Inc.(a)	6,300	69,051

MEDIA–1.6%
CBS Corp.–Class B	62,700	513,513
Comcast Corp.–Class A	28,700	484,456
Gannett Co., Inc.	32,800	262,400
Lagardere SCA	2,900	117,822
News Corp.–Class A	63,300	575,397
SES SA (FDR)(a)	17,105	331,503
Time Warner Cable, Inc.– Class A(b)	6,200	132,990
Time Warner, Inc.	149,300	1,501,958
Viacom, Inc.–Class B(b)	13,990	266,649
The Walt Disney Co.	61,400	1,393,166

		5,579,854

MULTILINE RETAIL–0.6%
Family Dollar Stores, Inc.	4,800	125,136
JC Penney Co., Inc.	14,700	289,590
Kohl’s Corp.(b)	33,925	1,228,085
Macy’s, Inc.	58,200	602,370
New World Department Store China Ltd.	872	480

		2,245,661

SPECIALTY RETAIL–0.7%
AutoNation, Inc.(b)	11,700	115,596
Foot Locker, Inc.	13,700	100,558
The Gap, Inc.	14,000	187,460
Home Depot, Inc.	44,100	1,015,182
Kingfisher PLC(a)	69,574	137,056
Limited Brands, Inc.	35,400	355,416
Lowe’s Cos, Inc.	11,800	253,936
TJX Cos, Inc.	11,100	228,327

		2,393,531

TEXTILES, APPAREL & LUXURY GOODS–0.1%
Jones Apparel Group, Inc.	12,600	73,836
Nike, Inc.–Class B	5,200	265,200
Yue Yuen Industrial Holdings Ltd.	9,000	17,869

		356,905

		15,990,674

Company	Shares	U.S. $ Value

INDUSTRIALS–2.9%
AEROSPACE & DEFENSE–0.6%
BAE Systems PLC(a)	122,499	$666,657
European Aeronautic Defence & Space Co., NV(a)	14,680	248,611
Honeywell International, Inc.	10,425	342,252
Lockheed Martin Corp.	11,610	976,169

		2,233,689

AIRLINES–0.1%
Deutsche Lufthansa AG(a)	8,400	138,128
Qantas Airways Ltd.(a)	65,664	120,973
UAL Corp.	10,500	115,710

		374,811

COMMERCIAL SERVICES & SUPPLIES–0.0%
Republic Services, Inc.–Class A	6,750	167,332

CONSTRUCTION & ENGINEERING–0.3%
Bilfinger Berger AG(a)	1,300	69,580
China Railway Construction Corp.–Class H(b)	89,000	133,243
Fluor Corp.	5,950	266,977
Jacobs Engineering Group, Inc.(b)	9,140	439,634

		909,434

ELECTRICAL EQUIPMENT–0.3%
Emerson Electric Co.	33,820	1,238,150
Furukawa Electric Co. Ltd.(a)	5,000	24,401

		1,262,551

INDUSTRIAL CONGLOMERATES–0.7%
General Electric Co.	119,640	1,938,168
Textron, Inc.	13,600	188,632
Tyco International Ltd.	12,200	263,520

		2,390,320

MACHINERY–0.3%
Atlas Copco AB–Class A(a)	21,402	188,305
Caterpillar, Inc.	2,900	129,543
Crane Co.	6,000	103,440
Dover Corp.	5,800	190,936
Illinois Tool Works, Inc.	1,700	59,585
Vallourec(a)	700	79,590
Volvo AB–Class B(a)	36,250	206,292

		957,691

MARINE–0.0%
Mitsui OSK Lines Ltd.(a)	11,000	67,983
Neptune Orient Lines Ltd.	17,000	13,360

		81,343

ROAD & RAIL–0.1%
East Japan Railway Co.(a)	34	258,422
Union Pacific Corp.	1,900	90,820

		349,242

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

TRADING COMPANIES & DISTRIBUTORS–0.4%
Mitsubishi Corp.(a)	38,200	$541,067
Mitsui & Co. Ltd.(a)	67,000	688,785
WW Grainger, Inc.	1,400	110,376

		1,340,228

TRANSPORTATION INFRASTRUCTURE–0.1%
Macquarie Infrastructure Group(a)	216,780	259,857

		10,326,498

TELECOMMUNICATION SERVICES–2.6%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.9%
AT&T, Inc.	89,200	2,542,200
BCE, Inc.(a)	5,200	105,853
Deutsche Telekom AG–Class W(a)	50,576	764,673
France Telecom SA(a)	8,600	239,705
Nippon Telegraph & Telephone Corp.(a)	72	371,715
Telecom Corp. of New Zealand Ltd.(a)	93,400	124,982
Telecom Italia SpA (ordinary shares)(a)	169,500	278,857
Telecom Italia SpA (savings shares)(a)	83,300	94,842
Telefonica SA(a)	55,176	1,245,414
Verizon Communications, Inc.	24,700	837,330

		6,605,571

WIRELESS TELECOMMUNICATION SERVICES–0.7%
China Mobile Ltd.	12,500	126,826
KDDI Corp.(a)	41	292,752
MTN Group Ltd.	12,899	152,081
NTT Docomo, Inc.(a)	141	277,533
Sprint Nextel Corp.(b)	166,800	305,244
Vodafone Group PLC(a)	670,967	1,373,908

		2,528,344

		9,133,915

MATERIALS–2.1%
CHEMICALS–1.1%
Air Products & Chemicals, Inc.	4,200	211,134
Arkema SA(a)	600	10,340
BASF SE(a)	11,000	427,390
Eastman Chemical Co.	11,600	367,836
Lanxess AG(a)	800	15,600
LG Chem Ltd.(b)	1,420	81,742
Methanex Corp.(a)	1,100	12,207
Mitsubishi Chemical Holdings Corp.(a)	51,500	228,202
Mitsui Chemicals, Inc.(a)	400	1,486

Company	Shares	U.S. $ Value

Monsanto Co.	28,485	$2,003,920
Nova Chemicals Corp.(a)	1,900	9,004
Solvay SA–Class A(a)	1,200	89,108
Syngenta AG(a)	1,828	355,117

		3,813,086

CONSTRUCTION MATERIALS–0.1%
CRH PLC(a)	12,472	320,667

CONTAINERS & PACKAGING–0.2%
Amcor Ltd.(a)	17,780	72,254
Bemis, Inc.	9,300	220,224
Owens-Illinois, Inc.(b)	14,200	388,086

		680,564

METALS & MINING–0.7%
Antofagasta PLC(a)	11,100	69,531
ArcelorMittal(a)	9,568	228,227
Barrick Gold Corp.(a)	1,000	36,217
BHP Billiton Ltd.(a)	15,300	325,036
BHP Billiton PLC(a)	23,830	462,197
Cia Vale do Rio Doce–Class B (ADR)	18,900	228,879
Cia Vale do Rio Doce–Class B (Sponsored) (ADR)	6,100	64,965
First Quantum Minerals Ltd.(a)	600	8,559
Inmet Mining Corp.(a)	1,200	19,033
JFE Holdings, Inc.(a)	9,500	252,470
Jiangxi Copper Co. Ltd.–Class H	22,000	16,349
MMC Norilsk Nickel (ADR)	21,150	133,245
Rio Tinto PLC(a)	8,406	186,837
Sumitomo Metal Mining Co. Ltd.(a)	15,000	160,464
Vedanta Resources PLC(a)	12,100	108,654
Yamato Kogyo Co. Ltd.(a)	700	18,945

		2,319,608

PAPER & FOREST PRODUCTS–0.0%
Stora Enso Oyj–Class R(a)	11,300	89,513
Svenska Cellulosa AB– Class B(a)	4,600	39,939

		129,452

		7,263,377

UTILITIES–1.7%
ELECTRIC UTILITIES–0.7%
American Electric Power Co., Inc.	15,000	499,200
CEZ	4,756	202,331
E.ON AG(a)	35,726	1,402,858
Entergy Corp.	900	74,817
Pinnacle West Capital Corp.	5,700	183,141
The Tokyo Electric Power Co., Inc.(a)	7,400	247,025

		2,609,372

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

GAS UTILITIES–0.0%
Atmos Energy Corp.	2,800	$66,360

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.1%
Reliant Energy, Inc.(b)	37,200	215,016

MULTI-UTILITIES–0.9%
A2A SpA(a)	82,900	149,039
Ameren Corp.	4,100	136,366
Centrica PLC(a)	127,210	489,735
CMS Energy Corp.	11,900	120,309
Consolidated Edison, Inc.	3,500	136,255
Dominion Resources, Inc.	15,300	548,352
GDF Suez(a)	17,793	883,192
National Grid PLC(a)	51,852	512,373
RWE AG(a)	950	84,376
Wisconsin Energy Corp.	5,150	216,197

		3,276,194

		6,166,942

Total Common Stocks (cost $284,697,313)		221,029,546

	Principal Amount (000)
CORPORATES– INVESTMENT GRADES–9.9%

INDUSTRIAL–4.6%
BASIC–0.6%
Alcoa, Inc. 6.75%, 7/15/18	$90	73,632
ArcelorMittal 6.125%, 6/01/18	330	225,970
6.50%, 4/15/14	105	74,658
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16	203	205,408
The Dow Chemical Co. 7.375%, 11/01/29	20	18,836
Freeport-McMoRan Copper & Gold, Inc. 8.25%, 4/01/15	160	136,000
8.375%, 4/01/17	40	32,800
Inco Ltd. 7.75%, 5/15/12	80	78,344
International Paper Co. 4.25%, 1/15/09	118	117,959
5.30%, 4/01/15	219	152,242
7.40%, 6/15/14	235	192,632
7.95%, 6/15/18	190	150,168
Lubrizol Corp. 4.625%, 10/01/09	20	19,645
Packaging Corp. of America 5.75%, 8/01/13	30	26,553
PPG Industries, Inc. 5.75%, 3/15/13	250	247,234

Company	Principal Amount (000)	U.S. $ Value

United States Steel Corp. 5.65%, 6/01/13	$251	$187,738
6.05%, 6/01/17	10	6,538
Weyerhaeuser Co. 7.375%, 3/15/32	110	71,418

		2,017,775

CAPITAL GOODS–0.4%
Caterpillar Financial Services 4.50%, 6/15/09	46	45,866
Fisher Scientific International, Inc. 6.125%, 7/01/15	196	172,725
Hutchison Whampoa International Ltd. 7.45%, 11/24/33(c)	100	89,312
John Deere Capital Corp. 4.875%, 3/16/09	255	255,828
Lafarge SA 6.15%, 7/15/11(a)	172	149,757
Masco Corp. 6.125%, 10/03/16	275	188,747
Mohawk Industries, Inc. 6.125%, 1/15/16	245	185,591
Tyco International Finance SA 6.00%, 11/15/13	200	187,663
Vulcan Materials Co. 5.60%, 11/30/12	90	77,803
Waste Management, Inc. 6.875%, 5/15/09	40	39,814

		1,393,106

COMMUNICATIONS– MEDIA–0.6%
British Sky Broadcasting Group PLC 6.875%, 2/23/09	280	281,284
8.20%, 7/15/09	20	20,331
BSKYB Finance UK PLC 5.625%, 10/15/15(c)	175	147,302
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	180	201,664
Comcast Cable Communications, Inc. 6.875%, 6/15/09	185	185,867
Comcast Corp. 5.30%, 1/15/14	230	215,080
5.50%, 3/15/11	275	269,181
News America Holdings, Inc. 6.55%, 3/15/33	45	40,345
9.25%, 2/01/13	69	74,295
RR Donnelley & Sons Co. 4.95%, 4/01/14	25	18,950
5.50%, 5/15/15	120	89,710
Time Warner Entertainment Co. 8.375%, 3/15/23	311	313,197
WPP Finance Corp. 5.875%, 6/15/14	150	157,643

		2,014,849

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

COMMUNICATIONS–TELECOMMUNICATIONS–1.2%
AT&T Corp. 7.30%, 11/15/11	$125	$129,871
8.00%, 11/15/31	15	18,842
BellSouth Corp. 5.20%, 9/15/14	94	91,512
British Telecommunications PLC 8.625%, 12/15/10	375	385,762
Embarq Corp. 6.738%, 6/01/13	190	160,550
7.082%, 6/01/16	498	383,460
New Cingular Wireless Services, Inc. 7.875%, 3/01/11	275	284,692
8.75%, 3/01/31	160	200,014
Pacific Bell Telephone Co. 6.625%, 10/15/34	230	184,675
Qwest Corp. 7.50%, 10/01/14	295	244,850
7.875%, 9/01/11	265	243,800
8.875%, 3/15/12	230	212,750
Telecom Italia Capital SA 4.00%, 1/15/10	440	404,800
6.00%, 9/30/34	65	44,850
6.375%, 11/15/33	60	42,000
Telus Corp. 8.00%, 6/01/11	65	64,648
US Cellular Corp. 6.70%, 12/15/33	250	180,175
Verizon Communications, Inc. 4.90%, 9/15/15	168	157,922
5.25%, 4/15/13	225	225,861
Verizon New Jersey, Inc.
Series A 5.875%, 1/17/12	154	151,606
Vodafone Group PLC 5.50%, 6/15/11	220	219,263
7.75%, 2/15/10	85	86,871
7.875%, 2/15/30	100	107,404

		4,226,178

CONSUMER CYCLICAL– OTHER–0.3%
Marriott International, Inc.
Series J 5.625%, 2/15/13	216	164,160
MDC Holdings, Inc. 5.50%, 5/15/13	140	109,577
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13	250	172,500
7.375%, 11/15/15	262	157,200
7.875%, 5/01/12	212	157,940
Toll Brothers Finance Corp. 6.875%, 11/15/12	135	113,045
Wyndham Worldwide Corp. 6.00%, 12/01/16	70	28,216

		902,638

Company	Principal Amount (000)	U.S. $ Value

CONSUMER CYCLICAL–RETAILERS–0.1%
CVS Corp. 6.125%, 8/15/16	$100	$96,883
Macys Retail Holdings, Inc. 4.80%, 7/15/09	100	94,784
6.30%, 4/01/09	100	97,523
Wal-Mart Stores, Inc. 4.25%, 4/15/13	125	128,660

		417,850

CONSUMER NON-CYCLICAL–0.6%
Abbott Laboratories 3.50%, 2/17/09	185	185,339
Bunge Ltd. Finance Corp. 5.10%, 7/15/15	69	50,193
5.875%, 5/15/13	180	122,217
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(c)	260	244,087
ConAgra Foods, Inc. 7.875%, 9/15/10	19	19,660
Fisher Scientific International, Inc. 6.75%, 8/15/14	29	27,405
Fortune Brands, Inc. 4.875%, 12/01/13	201	177,033
Kraft Foods, Inc. 4.125%, 11/12/09	115	115,176
5.25%, 10/01/13	179	174,596
The Kroger Co. 6.80%, 12/15/18	79	81,646
7.25%, 6/01/09	250	252,629
Reynolds American, Inc. 7.25%, 6/01/13	150	134,641
7.625%, 6/01/16	250	208,203
Safeway, Inc. 4.95%, 8/16/10	90	89,032
6.50%, 3/01/11	15	15,044
Wyeth 5.50%, 2/01/14	210	213,315

		2,110,216

ENERGY–0.3%
Amerada Hess Corp. 7.875%, 10/01/29	80	76,799
Canadian Natural Resources Ltd. 5.15%, 2/01/13	100	92,684
Conoco, Inc. 6.95%, 4/15/29	66	71,023
ConocoPhillips 6.375%, 3/30/09	180	180,928
The Premcor Refining Group, Inc. 7.50%, 6/15/15	161	144,967
Statoilhydro Asa 6.36%, 1/15/09	45	45,035

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

Texaco Capital, Inc. 5.50%, 1/15/09	$115	$115,119
Valero Energy Corp. 4.75%, 6/15/13	80	73,506
6.875%, 4/15/12	290	291,633
Weatherford International Ltd. 5.15%, 3/15/13	125	110,071

		1,201,765

SERVICES–0.0%
The Western Union Co. 5.93%, 10/01/16	90	76,915

TECHNOLOGY–0.5%
Cisco Systems, Inc. 5.25%, 2/22/11	90	93,432
Computer Sciences Corp. 5.50%, 3/15/13(c)	180	161,263
Electronic Data Systems Corp.
Series B 6.00%, 8/01/13	375	388,586
International Business Machines Corp.
Series MTN 4.375%, 6/01/09	20	20,072
Motorola, Inc. 6.50%, 9/01/25	175	86,616
7.50%, 5/15/25	35	19,176
7.625%, 11/15/10	49	43,426
Oracle Corp. 4.95%, 4/15/13	147	151,554
5.25%, 1/15/16	390	397,063
Xerox Corp. 7.625%, 6/15/13	55	45,903
9.75%, 1/15/09	151	150,848

		1,557,939

TRANSPORTATION– AIRLINES–0.0%
Southwest Airlines Co. 5.25%, 10/01/14	92	69,404

TRANSPORTATION– RAILROADS–0.0%
Canadian Pacific Railway Co. 6.50%, 5/15/18	75	66,145
CSX Corp. 5.50%, 8/01/13	35	32,910

		99,055

TRANSPORTATION– SERVICES–0.0%
FedEx Corp. 3.50%, 4/01/09	51	50,825

		16,138,515

FINANCIAL INSTITUTIONS–4.3%
BANKING–2.6%
ANZ National International Ltd. 6.20%, 7/19/13(c)	335	322,113

Company	Principal Amount (000)	U.S. $ Value

Bank of America Corp. 3.375%, 2/17/09	$70	$69,803
4.50%, 8/01/10	260	259,911
4.875%, 1/15/13	285	280,751
BankAmerica Capital II
Series 2 8.00%, 12/15/26	94	76,829
Barclays Bank PLC 5.45%, 9/12/12	620	627,881
8.55%, 6/15/11(c)(d)	50	24,546
The Bear Stearns Co., Inc. 5.55%, 1/22/17	290	276,076
5.70%, 11/15/14	190	185,498
7.625%, 12/07/09	223	227,462
Capital One Bank 6.50%, 6/13/13	155	138,122
Capital One Financial Corp. 4.80%, 2/21/12	155	138,690
5.50%, 6/01/15	33	28,794
6.75%, 9/15/17	43	41,649
Citigroup, Inc. 2.326%, 6/09/09(e)	60	58,577
3.625%, 2/09/09	185	184,410
4.625%, 8/03/10	175	172,114
5.50%, 4/11/13	230	223,947
6.50%, 8/19/13	260	262,362
Compass Bank 5.50%, 4/01/20	215	132,062
Countrywide Financial Corp. 6.25%, 5/15/16	92	87,355
Series MTN 5.80%, 6/07/12	96	93,567
Countrywide Home Loans, Inc.
Series MTNL 4.00%, 3/22/11	59	56,168
Fleet National Bank
Series BKNT 5.75%, 1/15/09	250	250,242
The Goldman Sachs Group, Inc. 4.75%, 7/15/13	200	179,730
5.125%, 1/15/15	140	128,445
JP Morgan & Co. Inc 6.25%, 1/15/09	251	251,121
JP Morgan Chase & Co. 6.00%, 2/15/09	270	270,225
6.75%, 2/01/11	160	164,028
JP Morgan Chase Capital XXV
Series Y 6.80%, 10/01/37	51	46,991
Marshall & Ilsley Bank 4.85%, 6/16/15	250	192,953
Series BKNT 5.00%, 1/17/17	205	145,824
Mellon Funding Corp. 3.25%, 4/01/09	105	104,737
Merrill Lynch & Co., Inc. 6.05%, 5/16/16	245	229,191

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

Morgan Stanley 5.05%, 1/21/11	$100	$96,049
Series MTN 5.625%, 1/09/12	210	199,144
National City Bank of Cleveland Ohio
Series BKNT 6.25%, 3/15/11	250	240,129
North Fork Bancorporation, Inc. 5.875%, 8/15/12	100	79,614
RBS Capital Trust III 5.512%, 9/30/14(d)	125	49,970
Regions Financial Corp. 6.375%, 5/15/12	275	241,749
Royal Bank of Scotland Group PLC 5.00%, 10/01/14	205	175,722
6.40%, 4/01/09	108	108,153
SouthTrust Corp. 5.80%, 6/15/14	225	201,468
Sovereign Bancorp, Inc. 4.80%, 9/01/10	155	139,033
UBS Preferred Funding Trust I 8.622%, 10/01/10(d)	40	24,166
UBS Preferred Funding Trust II 7.247%, 6/26/11(d)	250	123,865
Unicredito Italiano Capital Trust II 9.20%, 10/05/10(c)(d)	330	126,252
Union Bank of California
Series BKNT 5.95%, 5/11/16	250	200,651
Union Planters Corp. 7.75%, 3/01/11	183	175,250
US Bancorp 5.30%, 4/28/09	235	235,731
Wachovia Corp. 6.15%, 3/15/09	100	99,848
Series MTN 5.50%, 5/01/13	320	316,429
Wells Fargo & Co. 3.125%, 4/01/09	245	245,408
4.20%, 1/15/10	85	85,264
Zions Banc Corp. 5.50%, 11/16/15	35	24,752

		9,120,821

BROKERAGE–0.4%
The Goldman Sachs Group, Inc. 3.875%, 1/15/09	265	264,892
6.65%, 5/15/09	135	135,457
7.35%, 10/01/09	60	60,696
Lazard Group 6.85%, 6/15/17	160	101,858
Merrill Lynch & Co., Inc. 4.79%, 8/04/10	105	102,084
6.00%, 2/17/09	317	317,093
Series MTNC
4.125%, 1/15/09–9/10/09	189	188,054

Company	Principal Amount (000)	U.S. $ Value

Morgan Stanley 6.60%, 4/01/12	$145	$140,185

		1,310,319

FINANCE–0.5%
American General Finance Corp. 4.875%, 7/15/12	45	19,016
Series MTN 5.85%, 6/01/13	100	37,981
Series MTNI 4.625%, 5/15/09	191	163,816
CIT Group, Inc. 5.00%, 2/01/15	205	144,320
5.85%, 9/15/16	155	109,140
7.625%, 11/30/12	290	244,809
Series MTN 5.125%, 9/30/14	40	28,549
General Electric Capital Corp. 4.80%, 5/01/13	315	309,926
Series MTNA 4.375%, 11/21/11	25	24,419
HSBC Finance Corp. 7.00%, 5/15/12	125	125,190
International Lease Finance Corp. 6.375%, 3/15/09	60	57,604
Series MTN 5.65%, 6/01/14	28	18,291
SLM Corp.
Series MTN 5.125%, 8/27/12	65	48,643
Series MTNA 5.375%, 1/15/13–5/15/14	650	460,804
5.40%, 10/25/11	185	139,940

		1,932,448

INSURANCE–0.5%
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16	160	112,797
The Allstate Corp. 6.125%, 5/15/37(d)	235	136,489
Assurant, Inc. 5.625%, 2/15/14	135	102,594
Berkshire Hathaway Finance Corp. 4.20%, 12/15/10	115	116,653
Genworth Financial, Inc. 4.75%, 6/15/09	108	106,107
5.231%, 5/16/09	97	95,014
Series MTN 6.515%, 5/22/18	315	109,228
Liberty Mutual Group, Inc. 5.75%, 3/15/14(c)	165	106,662
Nationwide Mutual Insurance Co. 5.81%, 12/15/24(c)(d)	500	216,237
Prudential Financial, Inc. Series MTN 5.15%, 1/15/13	205	166,512

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

UnitedHealth Group, Inc. 4.125%, 8/15/09	$67	$65,958
5.25%, 3/15/11	280	263,274
WellPoint, Inc. 4.25%, 12/15/09	148	142,327
5.25%, 1/15/16	50	44,263
XL Capital Ltd. 5.25%, 9/15/14	135	74,971

		1,859,086

REITs–0.3%
ERP Operating LP 5.25%, 9/15/14	105	70,152
HCP, Inc. Series MTN 5.95%, 9/15/11	340	281,778
Healthcare Realty Trust, Inc. 5.125%, 4/01/14	131	78,926
8.125%, 5/01/11	225	177,544
Nationwide Health Properties, Inc. 6.50%, 7/15/11	180	163,390
Simon Property Group LP 5.00%, 3/01/12	90	71,109
5.625%, 8/15/14	179	119,389

		962,288

		15,184,962

UTILITY–1.0%
ELECTRIC– 0.7%
Carolina Power & Light Co. 6.50%, 7/15/12	275	270,788
Exelon Corp. 6.75%, 5/01/11	25	24,399
FirstEnergy Corp. Series B 6.45%, 11/15/11	290	274,124
Series C 7.375%, 11/15/31	275	260,154
FPL Group Capital, Inc. 6.35%, 10/01/66(d)	55	27,500
6.65%, 6/15/67(d)	170	88,400
MidAmerican Energy Holdings Co. 5.875%, 10/01/12	170	169,577
Nisource Finance Corp. 6.80%, 1/15/19	330	207,489
7.875%, 11/15/10	40	36,604
Pacific Gas & Electric Co. 3.60%, 3/01/09	190	189,473
4.80%, 3/01/14	200	196,411
6.05%, 3/01/34	38	40,358
Progress Energy, Inc. 7.10%, 3/01/11	19	18,831
Public Service Company of Colorado Series 10 7.875%, 10/01/12	130	136,716

Company	Principal Amount (000)	U.S. $ Value

SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(c)	$488	$489,028

		2,429,852

NATURAL GAS–0.2%
Duke Energy Field Services Corp. 7.875%, 8/16/10	15	14,747
Energy Transfer Partners LP 6.70%, 7/01/18	195	164,364
7.50%, 7/01/38	225	175,681
Enterprise Products Operating LLC Series B 5.60%, 10/15/14	125	106,055
Sempra Energy 4.75%, 5/15/09	185	182,702
Texas Eastern Transmission Corp. 7.30%, 12/01/10	160	156,102
TransCanada Pipelines Ltd. 6.35%, 5/15/67(d)	120	53,639
Williams Cos, Inc. 7.875%, 9/01/21	40	30,600

		883,890

OTHER UTILITY–0.1%
Veolia Environnement 6.00%, 6/01/18	210	186,145

		3,499,887

Total Corporates–Investment Grades (cost $39,982,324)		34,823,364

MORTGAGE PASS- THRU’S–8.2%
AGENCY FIXED RATE 30-YEAR–8.1%
Federal Gold Loan Mortgage Corp. Series 2005 4.50%, 8/01/35–10/01/35	1,953	1,982,474
5.50%, 1/01/35	2,140	2,195,096
Series 2006 7.00%, 8/01/36	365	380,772
Series 2007 5.50%, 7/01/35	229	235,537
7.00%, 2/01/37	542	565,414
Series 2008 6.50%, 5/01/35	80	84,021
Federal National Mortgage Association Series 2003 5.00%, 11/01/33	630	644,515
Series 2004 5.50%, 2/01/34–11/01/34	961	987,417
6.00%, 9/01/34–11/01/34	837	864,217

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

Series 2005 4.50%, 8/01/35–9/01/35	$672	$682,180
Series 2006 5.00%, 2/01/36	2,421	2,474,907
5.50%, 4/01/36	1,555	1,595,656
6.00%, 3/01/36	347	357,265
6.50%, 9/01/36	2,262	2,352,078
Series 2007 4.50%, 9/01/35–8/01/37	1,923	1,953,705
5.00%, 11/01/35–7/01/36	679	694,312
5.50%, 11/01/36–8/01/37	4,497	4,618,957
Series 2008 5.50%, 3/01/37–8/01/37	5,342	5,482,495
6.50%, 1/01/38	511	530,951

		28,681,969

AGENCY ARMS–0.1%
Federal National Mortgage Association Series 2006 5.842%, 11/01/36(e)	102	104,237

Total Mortgage Pass-Thru’s (cost $27,896,265)		28,786,206

COMMERCIAL MORTGAGE-BACKED SECURITIES–4.6%
NON-AGENCY FIXED RATE CMBS–4.6%
Banc of America Commercial Mortgage, Inc. Series 2001-PB1, Class A2 5.787%, 5/11/35	1,043	1,001,019
Series 2004-4, Class A3 4.128%, 7/10/42	200	196,248
Series 2004-6, Class A2 4.161%, 12/10/42	136	131,951
Series 2005-6, Class A4 5.18%, 9/10/47	315	258,169
Series 2006-5, Class A4 5.414%, 9/10/47	355	280,623
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW12, Class A4 5.718%, 9/11/38	250	203,373
Series 2007-PW18, Class A4 5.70%, 6/11/50	365	270,761
Citigroup Commercial Mortgage Trust Series 2004-C1, Class A4 5.358%, 4/15/40	110	95,336
Series 2008-C7, Class A4 6.096%, 12/10/49	440	339,711
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46	130	94,882
Series 2007-C9, Class A4 5.816%, 12/10/49	650	492,872

Company	Principal Amount (000)	U.S. $ Value

Credit Suisse First Boston Mortgage Securities Corp. Series 2003-CK2, Class A2 3.861%, 3/15/36	$4	$3,927
Series 2004-C1, Class A4 4.75%, 1/15/37	70	60,194
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 5.826%, 6/15/38	620	501,175
Series 2006-C4, Class A3 5.467%, 9/15/39	235	172,905
Series 2006-C5, Class A3 5.311%, 12/15/39	345	267,694
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	360	330,591
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A2 5.381%, 3/10/39	520	409,895
Series 2007-GG9, Class A4 5.444%, 3/10/39	670	509,958
GS Mortgage Securities Corp. II Series 2001-ROCK, Class C 6.878%, 5/03/18(c)	605	628,782
Series 2004-GG2, Class A6 5.396%, 8/10/38	80	65,737
Series 2006-GG8, Class A2 5.479%, 11/10/39	185	153,853
JP Morgan Chase Commercial Mortgage Securities Series 2006-CB15, Class A4 5.814%, 6/12/43	595	457,782
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class A2 4.302%, 1/15/38	60	55,222
Series 2005-CB11, Class A4 5.335%, 8/12/37	170	139,101
Series 2005-LDP3, Class A2 4.851%, 8/15/42	100	91,020
Series 2005-LDP4, Class A2 4.79%, 10/15/42	194	176,793
Series 2005-LDP5, Class A2 5.198%, 12/15/44	60	53,738
Series 2006-CB14, Class A4 5.481%, 12/12/44	315	253,251
Series 2006-CB16, Class A4 5.552%, 5/12/45	335	258,647
Series 2006-CB17, Class A4 5.429%, 12/12/43	350	265,655
Series 2007-CB18, Class A4 5.44%, 6/12/47	445	321,101
Series 2007-LD11, Class A4 5.819%, 6/15/49	195	137,714

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

Series 2007-LDPX, Class A3 5.42%, 1/15/49	$475	$335,809
LB-UBS Commercial Mortgage Trust Series 2003-C3, Class A4 4.166%, 5/15/32	150	128,506
Series 2004-C4, Class A4 5.226%, 6/15/29	40	33,777
Series 2004-C8, Class A2 4.201%, 12/15/29	125	121,362
Series 2005-C1, Class A4 4.742%, 2/15/30	120	98,492
Series 2005-C7, Class A4 5.197%, 11/15/30	50	41,281
Series 2006-C1, Class A4 5.156%, 2/15/31	1,095	869,325
Series 2006-C3, Class A4 5.661%, 3/15/39	285	232,139
Series 2006-C4, Class A4 5.883%, 6/15/38	275	226,219
Series 2006-C6, Class A4 5.372%, 9/15/39	660	517,774
Series 2006-C7, Class A3 5.347%, 11/15/38	195	151,886
Series 2007-C1, Class A4 5.424%, 2/15/40	210	155,797
Series 2008-C1, Class A2 6.149%, 4/15/41	650	499,356
Merrill Lynch Mortgage Trust Series 2005-CKI1, Class A6 5.242%, 11/12/37	40	33,015
Series 2005-MKB2, Class A2 4.806%, 9/12/42	320	303,441
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 5.909%, 6/12/46	110	88,134
Series 2006-3, Class A4 5.414%, 7/12/46	480	377,685
Series 2007-9, Class A4 5.70%, 9/12/49	440	304,908
Morgan Stanley Capital I Series 2004-HQ4, Class A5 4.59%, 4/14/40	190	173,328
Series 2005-HQ5, Class A4 5.168%, 1/14/42	1,035	869,256
Series 2007-IQ15, Class A4 5.881%, 6/11/49	90	66,679
Series 2007-T27, Class A4 5.65%, 6/13/42	210	160,306
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45	630	503,188
Series 2007-C31, Class A4 5.509%, 4/15/47	190	136,749
Series 2007-C32, Class A2 5.736%, 6/15/49	640	500,539

Company	Principal Amount (000)		U.S. $ Value

Series 2007-C32, Class A3 5.741%, 6/15/49		$625	$457,970

			16,066,601

NON-AGENCY FLOATING RATE CMBS–0.0%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 2.316%, 3/06/20(c)(e)		75	48,043

Total Commercial Mortgage- Backed Securities (cost $19,685,011)			16,114,644

GOVERNMENTS— TREASURIES–3.8%
UNITED KINGDOM–0.6%
United Kingdom Gilt 4.25%, 3/07/11(a)	GBP	356	539,100
5.00%, 3/07/12(a)		985	1,534,070

			2,073,170

UNITED STATES–3.2%
U.S. Treasury Bonds 4.50%, 2/15/36		$2,880	3,826,350
8.75%, 5/15/17		3,180	4,679,567
U.S. Treasury Notes 2.125%, 1/31/10		1,365	1,390,007
4.25%, 11/15/17		1,381	1,609,107

			11,505,031

Total Governments–Treasuries (cost $11,915,847)			13,578,201

AGENCIES–2.3%
AGENCY DEBENTURES–2.3%
Federal Home Loan Bank 4.625%, 10/10/12		115	124,412
5.00%, 11/17/17		3,120	3,577,077
Federal Home Loan Mortgage Corp. 5.125%, 11/17/17		1,645	1,905,987
Federal National Mortgage Association 6.25%, 5/15/29		740	1,010,388
6.625%, 11/15/30		1,092	1,576,632

Total Agencies (cost $7,208,910)			8,194,496

INFLATION-LINKED SECURITIES–0.7%

UNITED STATES–0.7%
U.S. Treasury Notes 2.375%, 4/15/11 (TIPS)		240	234,517
3.00%, 7/15/12 (TIPS)		2,422	2,373,640

Total Inflation-Linked Securities (cost $2,877,641)			2,608,157

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

GOVERNMENTS– SOVEREIGN BONDS–0.6%
BRAZIL–0.3%
Republic of Brazil 8.25%, 1/20/34	$765	$935,213

PERU–0.2%
Republic of Peru 8.375%, 5/03/16	180	193,950
9.875%, 2/06/15	410	471,500

		665,450

RUSSIA–0.1%
Russian Federation 7.50%, 3/31/30(a)(c)	622	542,745

Total Governments–Sovereign Bonds (cost $2,140,512)		2,143,408

CORPORATES–NON-INVESTMENT GRADES–0.5%

INDUSTRIAL–0.3%
BASIC–0.1%
Ineos Group Holdings PLC 8.50%, 2/15/16(c)	75	6,750
Steel Capital SA for OAO Severstal 9.75%, 7/29/13(c)	100	53,000
Stora Enso Oyj 7.375%, 5/15/11	175	139,523
Westvaco Corp. 8.20%, 1/15/30	15	11,416

		210,689

CAPITAL GOODS–0.1%
Hanson Australia Funding Ltd. 5.25%, 3/15/13	120	40,802
Owens Corning, Inc. 6.50%, 12/01/16	178	128,909

		169,711

COMMUNICATIONS– MEDIA–0.0%
Cablevision Systems Corp. Series B 8.00%, 4/15/12	45	40,050
Clear Channel Communications, Inc. 5.50%, 9/15/14	185	22,200
DirecTV Holdings LLC 6.375%, 6/15/15	40	36,900

		99,150

COMMUNICATIONS– TELECOMMUNICATIONS–0.1%
Nextel Communications, Inc. Series E 6.875%, 10/31/13	45	19,125
Series F 5.95%, 3/15/14	165	69,300

Company	Principal Amount (000)	U.S. $ Value

Qwest Communications International, Inc. 7.50%, 2/15/14	$25	$17,875
Series B 7.50%, 2/15/14	15	10,725
Sprint Capital Corp. 7.625%, 1/30/11	90	75,150
8.375%, 3/15/12	120	96,000

		288,175

CONSUMER CYCLICAL–AUTOMOTIVE–0.0%
Ford Motor Credit Co. 7.375%, 10/28/09	160	140,515
General Motors Corp. 8.25%, 7/15/23	70	11,550

		152,065

CONSUMER CYCLICAL–OTHER–0.0%
Centex Corp. 5.45%, 8/15/12	99	73,260
Harrah’s Operating Co., Inc. 5.625%, 6/01/15	106	18,020
5.75%, 10/01/17	16	2,480
6.50%, 6/01/16	63	9,765

		103,525

CONSUMER CYCLICAL–RETAILERS–0.0%
Limited Brands, Inc. 6.90%, 7/15/17	25	15,170

TRANSPORTATION– AIRLINES–0.0%
United Air Lines, Inc. Series 071A 6.636%, 7/02/22	81	47,716

		1,086,201

UTILITY–0.1%
ELECTRIC–0.1%
Dynegy Holdings, Inc. 8.375%, 5/01/16	115	81,650
Edison Mission Energy 7.00%, 5/15/17	95	82,650
NRG Energy, Inc. 7.25%, 2/01/14	105	98,175
7.375%, 2/01/16	35	32,550

		295,025

FINANCIAL INSTITUTIONS–0.1%
BANKING–0.1%
Northern Rock PLC 5.60%, 4/30/14(c)(d)	445	169,100

BROKERAGE–0.0%
Lehman Brothers Holdings, Inc. 6.20%, 9/26/14(f)	33	3,135
7.875%, 8/15/10(f)	100	9,500

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

Series MTN 5.00%, 1/14/11(f)		$80	$7,600
7.875%, 11/01/09(f)		270	25,650
Series MTNG 4.80%, 3/13/14(f)		42	3,990

			49,875

INSURANCE–0.0%
Liberty Mutual Group, Inc. 7.80%, 3/15/37(c)		65	29,169

REITs–0.0%
American Real Estate Partners Sr Nt 7.125%, 2/15/13		45	31,050

			279,194

Total Corporates– Non-Investment Grades (cost $3,385,569)			1,660,420

GOVERNMENTS– SOVEREIGN AGENCIES–0.4%
UNITED KINGDOM–0.4%
Bank of Scotland PLC Series EMTN 4.625%, 11/04/11(a)	GBP	647	981,311
Lloyds TSB Bank PLC Series EMTN 4.00%, 11/17/11(a)		126	188,188
Royal Bank of Scotland Plc Series EMTN 4.125%, 11/14/11(a)		257	384,440

Total Governments–Sovereign Agencies (cost $1,627,479)			1,553,939

ASSET-BACKED SECURITIES–0.4%
HOME EQUITY LOANS–FLOATING RATE–0.3%
Bear Stearns Asset Backed Securities, Inc.
Series 2007-HE3, Class M1 0.921%, 4/25/37(e)		$100	3,015
Credit-Based Asset Servicing and Securitization LLC. Series 2003-CB1, Class AF 3.95%, 1/25/33(g)		219	203,537
Home Equity Asset Trust Series 2007-3, Class M1 0.821%, 8/25/37(e)		275	10,290
Household Home Equity Loan Trust Series 2007-1, Class M1 0.888%, 3/20/36(e)		365	101,251
Indymac Residential Asset Backed Trust Series 2006-D, Class 2A2 0.581%, 11/25/36(e)		295	240,609

Company	Principal Amount (000)	U.S. $ Value

IXIS Real Estate Capital Trust Series 2006-HE3, Class A2 0.571%, 1/25/37(e)	$195	$134,355
Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1 0.601%, 4/25/37(e)	258	191,240
Option One Mortgage Loan Trust Series 2007-2, Class M1 0.831%, 3/25/37(e)	125	3,794
RAAC Series Series 2006-SP3, Class A1 0.551%, 8/25/36(e)	82	76,696
Residential Asset Securities Corp. Series 2003-KS3, Class A2 1.071%, 5/25/33(e)	2	1,399
Soundview Home Equity Loan Trust Series 2007-OPT2, Class 2A2 0.601%, 7/25/37(e)	300	206,297

		1,172,483

HOME EQUITY LOANS–FIXED RATE–0.1%
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	613	158,426
Credit-Based Asset Servicing & Securitization LLC. Series 2005-CB7, Class AF2 5.147%, 11/25/35	38	37,672
Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36	36	34,349
Residential Funding Mortgage Securities II, Inc. Series 2005-HI2, Class A3 4.46%, 5/25/35	21	20,780

		251,227

Total Asset-Backed Securities (cost $2,875,274)		1,423,710

QUASI-SOVEREIGNS–0.3%

QUASI-SOVEREIGN BONDS–0.3%
RUSSIA–0.3%
Gaz Capital SA 6.212%, 11/22/16(c)	510	331,365
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(c)	295	168,150
7.75%, 5/29/18(c)	1,025	661,125

Total Quasi-Sovereigns (cost $1,804,858)		1,160,640

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

CMOS–0.2%
NON-AGENCY ARMS–0.2%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.319%, 2/25/36(d)	$186	$88,605
Series 2006-3, Class 22A1 6.064%, 5/25/36(d)	248	112,960
Series 2007-1, Class 21A1 5.697%, 1/25/47(d)	62	28,615
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.117%, 5/25/35(d)	120	78,334
Series 2006-AR1, Class 3A1 5.50%, 3/25/36(e)	126	70,484
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.098%, 6/26/35(c)	198	177,036
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 6.143%, 5/25/36(d)	77	35,890
Residential Funding Mortgage Securities, I Inc. Series 2005-SA3, Class 3A 5.239%, 8/25/35(d)	122	72,186

		664,110

NON-AGENCY FLOATING RATE–0.0%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 3.256%, 12/25/35(e)	53	23,243
Series 2006-OA14, Class 3A1 3.106%, 11/25/46(e)	182	63,624
Series 2007-OA3, Class M1 0.781%, 4/25/47(e)	185	5,034
Lehman XS Trust Series 2007-4N, Class M1 0.921%, 3/25/47(e)	265	8,950

		100,851

NON-AGENCY FIXED RATE–0.0%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36	90	70,074

Total CMOs (cost $1,908,788)		835,035

Company	Shares	U.S. $ Value

NON-CONVERTIBLE– PREFERRED STOCKS–0.2%

UTILITY–0.1%
OTHER UTILITY–0.1%
Dte Energy Trust I 7.80%	20,000	$446,000

INDUSTRIAL–0.1%
COMMUNICATIONS– TELECOMMUNICATIONS–0.1%
Centaur Funding Corp. 9.08%(c)	200	128,438

FINANCIAL INSTITUTIONS–0.0%
BANKING–0.0%
Royal Bank of Scotland Group PLC 5.75%	10,000	79,700

Total Non-Convertible–Preferred Stocks (cost $982,616)		654,138

PREFERRED STOCKS–0.0%

NON CORPORATE SECTORS–0.0%
AGENCIES–GOVERNMENT SPONSORED–0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%	4,750	1,852
Federal National Mortgage Association 8.25%(d)	5,750	4,773

Total Preferred Stocks (cost $262,500)		6,625

RIGHTS–0.0%

FINANCIALS–0.0%
DIVERSIFIED FINANCIAL SERVICES–0.0%
Fortis(a)(b) (cost $0)	5,366	0

TOTAL INVESTMENTS–94.6% (cost $409,250,907)		334,572,529
Other assets less liabilities–5.4%		18,915,402

NET ASSETS–100.0%		$353,487,931

AllianceBernstein Variable Products Series Fund

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
DJ EURO STOXX 50	4	March 2009	$136,768	$136,225	$(543)
TOPIX INDX FUTURE	1	March 2009	90,364	95,091	4,727

					$4,184

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2008	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 1/15/09	589	$388,799	$410,034	$21,235
Australian Dollar settling 3/16/09	442	283,101	306,020	22,919
Australian Dollar settling 3/16/09	572	369,684	396,026	26,342
Euro settling 1/15/09	337	449,827	468,164	18,337
Euro settling 1/15/09	180	231,444	250,058	18,614
Euro settling 1/15/09	366	472,176	508,451	36,275
Euro settling 1/15/09	1,037	1,338,114	1,440,612	102,498
Euro settling 3/16/09	263	371,435	364,662	(6,773)
Euro settling 3/16/09	332	463,306	460,334	(2,972)
Euro settling 3/16/09	361	495,761	500,544	4,783
Euro settling 3/16/09	497	682,530	689,115	6,585
Great British Pound settling 1/15/09	199	325,245	286,004	(39,241)
Great British Pound settling 3/16/09	329	490,776	472,294	(18,482)
Japanese Yen settling 1/15/09	37,878	413,741	417,963	4,222
Japanese Yen settling 1/15/09	33,477	353,282	369,400	16,118
Japanese Yen settling 1/15/09	18,535	187,753	204,523	16,770
Japanese Yen settling 1/15/09	37,286	377,618	411,431	33,813
Japanese Yen settling 1/15/09	386,625	3,950,393	4,266,195	315,802
Japanese Yen settling 3/16/09	57,999	645,366	640,795	(4,571)
Japanese Yen settling 3/16/09	6,180	65,432	68,279	2,847
Japanese Yen settling 3/16/09	26,487	280,274	292,638	12,364
Japanese Yen settling 3/16/09	77,469	828,280	855,907	27,627
Japanese Yen settling 3/16/09	127,520	1,325,296	1,408,889	83,593
New Zealand Dollar settling 1/15/09	598	322,441	348,719	26,278
New Zealand Dollar settling 3/16/09	1,030	576,388	596,762	20,374
New Zealand Dollar settling 3/16/09	742	403,871	429,901	26,030
Norwegian Krone settling 1/15/09	1,345	196,179	191,888	(4,291)
Norwegian Krone settling 1/15/09	5,777	807,803	824,191	16,388
Norwegian Krone settling 3/16/09	4,401	628,266	625,692	(2,574)
Norwegian Krone settling 3/16/09	5,637	775,698	801,414	25,716
Swedish Krona settling 1/15/09	8,512	1,090,443	1,076,103	(14,340)
Swedish Krona settling 3/16/09	2,218	266,753	280,218	13,465
Swiss Franc settling 1/15/09	419	371,027	393,719	22,692
Swiss Franc settling 1/15/09	898	763,151	843,817	80,666

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2008	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Canadian Dollar settling 3/16/09	1,821	$1,469,141	$1,475,341	$(6,200)
Canadian Dollar settling 3/16/09	834	672,852	675,692	(2,840)
Canadian Dollar settling 3/16/09	85	69,587	68,866	721
Canadian Dollar settling 3/16/09	186	151,528	150,694	834
Canadian Dollar settling 3/16/09	346	281,484	280,323	1,161
Euro settling 3/16/09	361	455,799	500,544	(44,745)
Euro settling 3/16/09	302	376,473	418,737	(42,264)
Euro settling 3/16/09	51	72,869	70,714	2,155
Great British Pound settling 1/15/09	368	545,207	528,892	16,315
Great British Pound settling 1/15/09	593	891,101	852,263	38,838
Great British Pound settling 1/15/09	360	561,744	517,394	44,350
Great British Pound settling 1/15/09	276	442,594	396,669	45,925
Great British Pound settling 1/15/09	530	811,510	761,720	49,790
Great British Pound settling 1/15/09	2,258	3,661,121	3,245,212	415,909
Great British Pound settling 2/26/09	75	110,890	107,544	3,346
Great British Pound settling 2/26/09	45	69,519	65,059	4,460
Great British Pound settling 2/26/09	2,388	3,646,622	3,428,975	217,647
Great British Pound settling 3/16/09	257	371,854	368,935	2,919
Great British Pound settling 3/16/09	67	99,347	96,181	3,166
Great British Pound settling 3/16/09	41	62,812	58,857	3,955
Great British Pound settling 3/16/09	319	471,450	457,938	13,512
Great British Pound settling 3/16/09	263	394,842	377,548	17,294
Great British Pound settling 3/16/09	470	695,200	674,705	20,495
Great British Pound settling 3/16/09	329	493,928	472,294	21,634
Great British Pound settling 3/16/09	448	684,006	643,123	40,883
Hong Kong Dollar settling 3/16/09	2,236	288,553	288,647	(94)
Japanese Yen settling 1/15/09	73,653	764,035	812,720	(48,685)
Japanese Yen settling 1/15/09	23,537	243,528	259,718	(16,190)
Japanese Yen settling 1/15/09	22,878	239,209	252,446	(13,237)
Japanese Yen settling 1/15/09	12,785	129,586	141,075	(11,489)
Japanese Yen settling 3/16/09	41,293	451,981	456,221	(4,240)
Norwegian Krone settling 1/15/09	958	141,842	136,676	5,166
Swedish Krona settling 1/15/09	8,512	1,057,168	1,076,103	(18,935)
Swedish Krona settling 3/16/09	2,742	345,501	346,419	(918)
Swiss Franc settling 1/15/09	2,554	2,200,396	2,399,899	(199,503)
Swiss Franc settling 1/15/09	232	198,223	218,002	(19,779)
Swiss Franc settling 1/15/09	171	144,866	160,682	(15,816)

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $67,705,811.

(b)	Non-income producing security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the aggregate market value of these securities amounted to $5,046,905 or 1.4% of net assets.

(d)	Variable rate coupon, rate shown as of December 31, 2008.

(e)	Floating Rate Security. Stated interest rate was in effect at December 31, 2008.

(f)	Security is in default and is non-income producing.

(g)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2008.

AllianceBernstein Variable Products Series Fund

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of December 31, 2008, the fund’s total exposure to subprime investments was 0.55%. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

Currency Abbreviations:

GBP—Great British Pound

Glossary:

ADR—American Depositary Receipt

ARMs—Adjustable Rate Mortgages

CMOs—Collateralized Mortgage Obligations

FDR—Fiduciary Depositary Receipt

GDR—Global Depositary Receipt

OJSC—Open Joint Stock Company

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $409,250,907)	$334,572,529
Cash	21,513,118
Foreign currencies, at value (cost $549,486)	573,350	(a)
Unrealized appreciation of forward currency exchange contracts	1,972,828
Dividends and interest receivable	1,800,040
Receivable for investment securities sold	224,061
Receivable for capital stock sold	197,871

Total assets	360,853,797

LIABILITIES
Unrealized depreciation of forward currency exchange contracts	538,179
Payable for investment securities purchased and foreign currency contracts	3,831,378
Excess proceeds due to settlement administrator	2,188,298	(b)
Payable for capital stock redeemed	269,049
Advisory fee payable	140,589
Administrative fee payable	71,823
Distribution fee payable	56,326
Transfer Agent fee payable	161
Accrued expenses	270,063

Total liabilities	7,365,866

NET ASSETS	$353,487,931

COMPOSITION OF NET ASSETS
Capital stock, at par	$41,160
Additional paid-in capital	464,172,249
Undistributed net investment income	1,853,865
Accumulated net realized loss on investment and foreign currency transactions	(39,334,562)
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(73,244,781)

	$353,487,931

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$67,526,171	7,822,758	$8.63
B	$285,961,760	33,337,611	$8.58

(a)	An amount equivalent to U.S. $29,395 has been segregated to collateralize margin requirements for the open futures contracts outstanding at December 31, 2008.

(b)	These excess proceeds received by the Portfolio, in connection with a class action settlement claim, will be returned to the settlement administrator.

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2008	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Interest	$4,868,829
Dividends (net of foreign taxes withheld of $216,886)	4,340,400

Total investment income	9,209,229

EXPENSES
Advisory fee (see Note B)	1,443,845
Distribution fee—Class B	611,940
Transfer agency—Class A	171
Transfer agency—Class B	1,963
Custodian	207,713
Printing	155,053
Administrative	92,750
Audit	70,800
Legal	29,090
Directors’ fees	2,000
Miscellaneous	20,997

Total expenses	2,636,322
Less: expenses waived and reimbursed by the Adviser (see Note B)	(55,502)

Net expenses	2,580,820

Net investment income	6,628,409

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
Investment transactions	(35,276,962)
Futures	(285,312)
Foreign currency transactions	(42,107)
Net change in unrealized appreciation/depreciation of:
Investments	(81,208,456)
Futures	1,764
Foreign currency denominated assets and liabilities	1,358,661

Net loss on investment and foreign currency transactions	(115,452,412)

Contributions from Adviser (see Note B)	6

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(108,823,997)

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2008	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$6,628,409	$3,613,764
Net realized gain (loss) on investment and foreign currency transactions	(35,604,381)	6,009,612
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(79,848,031)	(2,159,527)
Contributions from Adviser	6	–0	–

Net increase (decrease) in net assets from operations	(108,823,997)	7,463,849
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(296)	(272,718)
Class B	(7,557,243)	(3,511,139)
Net realized gain on investment and foreign currency transactions
Class A	(217)	(188,141)
Class B	(5,342,366)	(2,585,906)
CAPITAL STOCK TRANSACTIONS
Net increase	263,761,629	74,441,052

Total increase	142,037,510	75,346,997
NET ASSETS
Beginning of period	211,450,421	136,103,424

End of period (including undistributed net investment income of $1,853,865 and $2,682,853, respectively)	$353,487,931	$211,450,421

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2008	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers seventeen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2008:

Level	Investments in Securities	Other Financial Instruments*
Level 1	$152,024,518	$4,184
Level 2	178,393,862	1,434,649
Level 3	4,154,149	–0	–

Total	$334,572,529	$1,438,833

*	Other financial instruments are derivative instruments not reflected in the portfolio of investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of 12/31/2007	$6,201,501
Accrued discounts /premiums	6,160
Realized gain (loss)	152,568
Change in unrealized appreciation/depreciation	(2,381,278)
Net purchases (sales)	(2,553,622)
Net transfers in and/or out of Level 3	209,986
Securities from Fund Acquisitions	2,518,834

Balance as of 12/31/08	$4,154,149

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/08	$(1,604,364)*

*	The unrealized depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

AllianceBernstein Variable Products Series Fund

Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No.48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .75% and 1.00% of the daily average net assets for Class A and Class B shares, respectively. Prior to February 12, 2007, the Portfolio’s total operating expenses on an annual basis were limited to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2008 the Adviser waived advisory fees in the amount of $33,502.

During the year ended December 31, 2008 the Adviser made a payment of $6 to the Portfolio in connection with a trading error.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. For the year ended December 31, 2008 the total amount of such fees was $92,750. Due to the Adviser’s agreement to limit total operating expenses as described above, the Adviser waived reimbursement for a portion of such services in the amount of $22,000.

Brokerage commissions paid on investment transactions for the year ended December 31, 2008 amounted to $225,528, of which $207 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $969 for the year ended December 31, 2008.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2008 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$301,574,914	$169,267,600
U.S. government securities	70,452,006	69,558,307

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost	$418,140,512

Gross unrealized appreciation	$7,450,369
Gross unrealized depreciation	(91,018,352)

Net unrealized depreciation	$(83,567,983)

AllianceBernstein Variable Products Series Fund

1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

3. Option Transactions

For hedging purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the year ended December 31, 2008, the Portfolio had no transactions in written options.

4. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended December 31, 2008, the Portfolio did not participate in dollar roll transactions.

5. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES				AMOUNT
	Year Ended December 31, 2008		Year Ended December 31, 2007		Year Ended December 31, 2008		Year Ended December 31, 2007
Class A
Shares sold	26,690		–0	–	$226,132		$–0	–
Shares issued in reinvestment of dividends and distributions	–0	–	35,342		–0	–	460,859
Shares issued in connection with the acquisition of Balanced Shares Portfolio	8,694,602		–0	–	90,961,719		–0	–
Shares redeemed	(899,299)		(897,608)		(7,772,470)		(11,568,083)

Net increase (decrease)	7,821,993		(862,266)		$83,415,381		$(11,107,224)

Class B
Shares sold	15,581,451		7,204,056		$164,069,127		$94,036,364
Shares issued in reinvestment of dividends and distributions	1,124,077		470,089		12,899,609		6,097,045
Shares issued in connection with the acquisition of Balanced Shares Portfolio	2,754,448		–0	–	28,651,812		–0	–
Shares redeemed	(2,430,837)		(1,125,031)		(25,274,300)		(14,585,133)

Net increase	17,029,139		6,549,114		$180,346,248		$85,548,276

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

AllianceBernstein Variable Products Series Fund

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2008.

NOTE H: Acquisition of AllianceBernstein Balanced Shares Portfolio by AllianceBernstein Balanced Wealth Portfolio (the “Portfolio”)

On September 28, 2008, the Portfolio acquired all of the assets and assumed all of the liabilities of AllianceBernstein Balanced Shares Portfolio (“Balanced Shares”) in a tax free event, pursuant to a Plan of Acquisition and Liquidation. As a result of the acquisition, stockholders of Balanced Shares received shares of the Portfolio equivalent to the aggregate net asset value of the shares they held in Balanced Shares. On September 28, 2008, the acquisition was accomplished by a tax-free exchange of 11,449,051 shares of the Portfolio for 8,365,648 shares of Balanced Shares. The aggregate net assets of the Portfolio and Balanced Shares immediately before the acquisition were $269,014,856 and $119,613,531 (including $5,935,661 of net unrealized depreciation of investments and foreign currency denominated assets and liabilities), respectively. Immediately after the acquisition, the combined net assets of the Portfolio amounted to $388,628,387.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$7,609,285	$3,822,032
Net long-term capital gains	5,290,837	2,735,872

Total distributions paid	$12,900,122	$6,557,904

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE J: Component of Accumulated Earnings (Deficit)

As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,738,368
Accumulated capital and other losses	(30,934,726	)(a)
Unrealized appreciation/(depreciation)	(83,568,312	)(b)

Total accumulated earnings/(deficit)	$(110,764,670	)(c)

(a)	On December 31, 2008, the Portfolio had a net capital loss carryforward for federal income tax purposes of $20,877,023 (of which approximately $2,981,323 were attributable to the purchase of net assets of AllianceBernstein Balanced Shares Portfolio) of which $2,981,323 expires in the year 2015 and $17,895,700 expires in the year 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. As a result of the merger with AllianceBernstein Balanced Shares Portfolio into the Portfolio, various limitations and reductions regarding the future utilization of certain capital loss carryforwards were applied, based on certain provisions in the Internal Revenue Code. Net capital and foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio defers post October capital losses of $10,057,703 to January 1, 2009.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of passive foreign investment companies.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to deferred income from an underlying security.

During the current fiscal year, permanent differences primarily due to a distribution reclassification, the tax treatment of foreign currency, paydown reclassification, the tax treatment of passive foreign investment companies, contribution from adviser, and merger related adjustments resulted in a net increase in undistributed net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions and a net increase to additional paid in capital. This reclassification had no effect on net assets.

NOTE K: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This

AllianceBernstein Variable Products Series Fund

may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE L: Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Portfolio’s financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,	July 1, 2004(a) to December 31, 2004
2008	2007	2006	2005
Net asset value, beginning of period	$13.05	$12.87	$11.39	$10.69	$10.00

Income From Investment Operations
Net investment income (b)(c)	.22	.31	.25	.18	.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.97)	.41	1.32	.60	.62
Contributions from Adviser	.00	(d)	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(3.75)	.72	1.57	.78	.69

Less: Dividends and Distributions
Dividends from net investment income	(.39)	(.32)	(.09)	(.05)	–0	–
Distributions from net realized gain on investment and foreign currency transactions	(.28)	(.22)	–0	–	(.03)	–0	–

Total dividends and distributions	(.67)	(.54)	(.09)	(.08)	–0	–

Net asset value, end of period	$8.63	$13.05	$12.87	$11.39	$10.69

Total Return
Total investment return based on net asset value (e)	(30.01	)%*	5.55%	13.92%	7.30%	6.90%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$67,526	$10	$11,111	$9,746	$9,089
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.75	%(f)	.76%	.99	%(f)	1.20%	1.20	%(g)
Expenses, before waivers and reimbursements	.78	%(f)	.85%	1.07	%(f)	1.54%	2.87	%(g)
Net investment income (c)	3.08	%(f)	2.33%	2.08	%(f)	1.64%	1.36	%(g)
Portfolio turnover rate	93%	77%	203%	139%	44%

See footnote summary on page 39.

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,	July 1, 2004(a) to December 31, 2004
2008	2007	2006	2005
Net asset value, beginning of period	$12.97	$12.81	$11.34	$10.67	$10.00

Income From Investment Operations
Net investment income (b)(c)	.26	.27	.22	.15	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.02)	.41	1.33	.60	.61
Contributions from Adviser	.00	(d)	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(3.76)	.68	1.55	.75	.67

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.30)	(.08)	(.05)	–0	–
Distributions from net realized gain on investment and foreign currency transactions	(.28)	(.22)	–0	–	(.03)	–0	–

Total dividends and distributions	(.63)	(.52)	(.08)	(.08)	–0	–

Net asset value, end of period	$8.58	$12.97	$12.81	$11.34	$10.67

Total Return
Total investment return based on net asset value (e)	(30.20	)%*	5.26%	13.75%	7.01%	6.70%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$285,962	$211,440	$124,992	$64,325	$17,866
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.00	%(f)	1.01%	1.23	%(f)	1.45%	1.45	%(g)
Expenses, before waivers and reimbursements	1.02	%(f)	1.07%	1.31	%(f)	1.77%	3.34	%(g)
Net investment income (c)	2.48	%(f)	2.11%	1.84	%(f)	1.31%	1.49	%(g)
Portfolio turnover rate	93%	77%	203%	139%	44%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived and reimbursed by the Adviser.

(d)	Amount is less than $0.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of each share class for the year ended December 31, 2008 by 0.10%.

See notes to financial statements.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of AllianceBernstein Variable Products Series Fund, Inc. and Shareholders of AllianceBernstein Balanced Wealth Strategy Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Balanced Wealth Strategy Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Balanced Wealth Strategy Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2008, the results of its operations for the year then ended the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 11, 2009

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For corporate shareholders, 28.91% of the total ordinary income distribution paid during the fiscal year ended December 31, 2008 qualifies for the corporate dividends received deduction.

For the year ended December 31, 2008, the Portfolio designates from distributions paid $5,290,837 as capital gain dividends.

BALANCED WEALTH
STRATEGY PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS
Robert M. Keith, President and Chief Executive Officer Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Thomas J. Fontaine(2), Vice President Dokyoung Lee(2), Vice President	Seth J. Masters(2), Vice President Christopher H. Nikolich(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Thomas R. Manley, Controller

CUSTODIAN and ACCOUNTING AGENT The Bank of New York One Wall Street New York, NY 10286	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of and investment decisions for the Portfolio’s portfolio are made by the Multi-Asset Solutions Team, comprised of senior portfolio managers. Significant day-to-day responsibilities for coordinating the Portfolio’s investments resides with Thomas J. Fontaine, Dokyoung Lee, Seth J. Masters and Christopher H. Nikolich.

BALANCED WEALTH
STRATEGY PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 76 (1990)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	93	None

John H. Dobkin, # 67 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design.	91	None

Michael J. Downey, # 65 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	91	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 72 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2004.	91	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 60 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies and Adjunct Professor at Georgetown University Law Center in the 2008–2009 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	91	None

BALANCED WEALTH STRATEGY PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, # 56 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice-Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995–2008.	90	None

Marshall C. Turner, Jr., # 67 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was renamed Toppan Photomasks, Inc.	91	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

Earl D. Weiner, # 69 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; and member of Advisory Board of Sustainable Forestry Management Limited.	91	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 48	President and Chief Executive Officer	Executive Vice President of the Adviser** since July 2008; Director of AllianceBernstein Investments, Inc. (“ABI”)** and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2004.

Thomas J. Fontaine 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Dokyoung Lee 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Seth J. Masters 49	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2004.

Christopher H. Nikolich 39	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Emilie D. Wrapp 53	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2004.

Joseph J. Mantineo 49	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2004.

Thomas R. Manley 57	Controller	Vice President of the Adviser**, with which he has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

BALANCED WEALTH STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”) at a meeting held on August 5-7, 2008.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The directors noted that the Adviser had waived reimbursement payments from the Portfolio in the Portfolio’s last fiscal year. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2006 and 2007 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s

AllianceBernstein Variable Products Series Fund

relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the August 2008 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with a composite index (60% Standard & Poor’s 500 Stock Index/40% Lehman Brothers Aggregate Bond Index) (the “Index”), in each case for the 1- and 3-year periods ended April 30, 2008 and (in the case of the Index) the since inception period (July 2004 inception). The directors noted that the Portfolio was in the 4th quintile of the Performance Group and Performance Universe for the 1-year period and 1st quintile of the Performance Group and Performance Universe for the 3-year period, and that the Portfolio underperformed the Index in the 1-year period and outperformed the Index in the 3-year and since inception periods. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it that have an investment style substantially similar to that of the Portfolio. The directors reviewed relevant fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Portfolio but which involve investments in securities of the same type that the Portfolio invests in (i.e., equity and debt securities). The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a similar investment style as the Portfolio for the same fee schedule as the Portfolio.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the Portfolio’s investment classification/objective. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The expense ratio of the Portfolio reflected fee waivers and/or expense reimbursements as a result of an applicable expense limitation undertaking by the Adviser. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

BALANCED WEALTH STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

The directors noted that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 55 basis points was lower than the Expense Group median. The directors noted that in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 6 basis points had been waived by the Adviser. The directors also noted that the Portfolio’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median and higher than the Expense Universe median. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

INVESTMENT ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 06/30/08 ($MIL)	Portfolio
Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$256.7	Balanced Wealth Strategy Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $94,000 (0.06% of the Portfolio’s average daily net assets) for such services but waived the amount in its entirety.

The Adviser agreed to waive that portion of its management fees and/or reimburse a portion of the Portfolio’s total operating expense to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. It should be noted that the expense caps of the Portfolio were reduced to the percentages set forth below

1	It should be noted that the information in the fee summary was completed on July 24, 2008 and presented to the Board of Directors on August 5-7, 2008.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG. AllianceBernstein Balanced Shares, Inc., which the Adviser also manages, has lower breakpoints in its advisory fee schedule compared to the Balanced category: 60 bp on the first $200 million, 50 bp on the next $200 million, 40 bp on the balance.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

effective February 12, 2007. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days of written notice. Also set forth below are the Portfolio’s gross expense ratios as of December 31, 2007:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio (12/31/07)	Fiscal Year End
Balanced Wealth Strategy Portfolio	Class A 0.75% Class B 1.00%	0.85% 1.07%	December 31

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS.

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.4 With respect to the Portfolio, the Adviser represented that there is no category in the Form ADV for institutional products that has a similar investment style as the Portfolio.

The Adviser also manages AllianceBernstein Balanced Wealth Strategy, a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Balanced Wealth Strategy:5

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee
Balanced Wealth Strategy Portfolio	Balanced Wealth Strategy	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.55%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	It should be noted that the ABMF was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the ABMF.

AllianceBernstein Variable Products Series Fund

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for Global Balanced Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg Fund	Fee
Balanced Wealth Strategy	Global Balanced Portfolio
	Class A6	1.40%
	Class I (Institutional)	0.70%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as the Portfolio are as follows:

Portfolio	ITM Mutual Fund	Fee
Balanced Wealth Strategy	Alliance Global Balance—Neutral[7]	0.70%
	Alliance Global Balance—Aggressive[7]	0.75%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Portfolio.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[10]	Lipper Group Median	Rank
Balanced Wealth Strategy Portfolio	0.550	0.714	5/14

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU11 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

6	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution-related services.

7	This ITM fund is privately placed or institutional.

8	Note that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. As previously noted, the Adviser waived such reimbursements during the most recently completed fiscal year. In addition, the contractual management fee does not reflect any advisory fee waivers or expense caps that would effectively reduce the actual management fee.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio	Expense Ratio (%)[12]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Balanced Wealth Strategy Portfolio	0.754	0.838	6/14	0.706	18/28

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset research expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2007, ABI received $409,112 in Rule 12b-1 fees from the Portfolio.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2007, the Adviser determined that it made payments in the amount of $270,919 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). For the fiscal year ended December 31, 2007, the Portfolio paid ABIS a fee of $786.13

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications

12	Most recently completed fiscal year end Class A total expense ratio.

13	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2007

AllianceBernstein Variable Products Series Fund

networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s research expenses and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,14 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli15 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th–75th percentile range of their comparable peers.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of the AllianceBernstein Mutual Funds were generally in line with their peers.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $717 billion as of June 30, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 and 3 year net performance rankings of the Portfolio17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended April 30, 2008.19

Balanced Wealth Strategy	Portfolio Return		PG Median		PU Median		PG Rank	PU Rank
1 year	–	1.69	–	1.09	–	0.07	9/13	51/66
3 year		8.95		7.02		7.02	2/12	5/44

14	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

15	The Deli study was originally published in 2002 based on 1997 data.

16	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets

17	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

18	The Portfolio’s PG/PU are not identical to the Portfolio’s EG/EU as the criteria for including in or excluding a fund in/from a PU is somewhat different from that of an EU.

19	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below is the 1, 3 year and since inception performance returns of the Portfolio (in bold)20 versus its benchmark.

	Periods Ending April 30, 2008 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	Since Inception (%)[21]
Balanced Wealth Strategy Portfolio	–1.69	8.95	7.91
60% S&P 500 Stock Index / 40% Lehman Brothers Aggregate Bond Index	0.00	7.02	6.78
S&P 500 Stock Index	–4.68	8.23	7.45
Lehman Brothers Aggregate Bond Index	6.87	4.93	5.11
Inception Date: July 1, 2004

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 3, 2008

20	The performance returns shown in the table are for the Class A shares of the Portfolio.

21	The Adviser provided Portfolio and benchmark performance return information for periods through April 30, 2008.

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Global Research Growth Portfolio

December 31, 2008

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GLOBAL RESEARCH GROWTH
PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 11, 2009

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Global Research Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2008.

At a meeting of the Board of Directors of AllianceBernstein Variable Product Series Fund, Inc. (the “Fund”) held on September 23, 2008, the Board of the Fund approved the liquidation and termination of the Portfolio (the “Liquidation”). The Separate Accounts will give their Contractowners 60 days’ notice of the Liquidation. Upon expiration of the 60 days’ notice period, the process of liquidating the Portfolio’s securities to raise cash will commence. The Liquidation is expected to be consummated in the first quarter of 2009 and the liquidating distributions will be made shortly thereafter.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a global portfolio of equity securities of companies within various market sectors selected by the Adviser for their growth potential. Examples of the types of market sectors into which the Adviser may invest the Portfolio’s assets include, but are not limited to, communications and information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. Within each sector, stock selection emphasizes investments in companies representing the research sector head groups’ top picks for their respective sectors.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more), one of which may be the United States. The Portfolio invests in securities of companies in both developed and emerging markets countries. The Portfolio also may invest in synthetic foreign equity securities. The Adviser expects that normally the Portfolio’s holdings will tend to emphasize investments in larger capitalization companies, although it may invest in smaller or medium market capitalization companies. The Portfolio normally invests in approximately 100–150 companies.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Index, for the one-year period ended December 31, 2008, and since the Portfolio’s inception on May 2, 2005.

The Portfolio underperformed the benchmark for the annual reporting period ended December 31, 2008. Security selection in the financial sector was the largest negative detractor from relative performance for the period, comprising six of the 10 largest detractors. Security selection in energy, materials and technology stocks also significantly hindered relative performance. Security selection in industrials contributed to relative performance. An underweight in financial stocks and an overweight in the health care sector also contributed to relative performance.

On a country level, an overweighting of stocks in India and an underweight position in Canada detracted from the Portfolio’s relative performance. Overweight positions in Switzerland and the US and underweight positions in Belgium and Germany made the most notable contribution to relative performance. Security selection in the US and the UK detracted significantly from relative performance, while positive security selection within Norway, India and Israel was a minor contributor to relative performance for the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

The yearlong free fall in global equity markets in 2008 accelerated in the fourth quarter of 2008 as the crisis in the financial markets broke through the broader economy. Amid signs of a global recession panicky investors fled from any hint of risk. The meltdown was style neutral and no region, industry or sector seemed to be spared. Many of the concerns that investors focused on at the beginning of the annual period ended December 31, 2008—such as a weakening housing sector, large banking write-downs, job losses, tight credit conditions and the stability of financial institutions—all increased exponentially as the year progressed. All these concerns translated into increased consumer pessimism, which put a drag on global consumer demand and left many businesses with greatly reduced sales and profits. Financial stocks in particular fared poorly with the collapse of several large financial institutions, resulting in decreased credit and increased borrowing rates.

In an effort to stem the crisis, responses from the US Treasury and the US Federal Reserve (the “Fed”) were well-intended efforts that provided some support for the financial sector as well as more cyclical industries such as automakers and troubled households. The Federal Open Market Committee cut official rates dramatically during the course of the year, in an attempt to encourage investment and risk taking. The Fed also announced it would buy large amounts of Treasuries, and agency and mortgage debt to reduce lending rates. Other countries such as the UK, China, India, Japan and Australia have also announced fiscal stimulus plans. These packages include

1

AllianceBernstein Variable Products Series Fund

infrastructure investment, tax cuts and other measures. Central banks outside the US have lowered rates aggressively and more monetary easing around the world appears likely.

The Portfolio’s Global Research Growth Portfolio Oversight Group (the “Group”) made several notable changes in sector exposure during the annual period ended December 31, 2008. Finance is one of the Portfolio’s largest underweights, reflecting both the drastic decline in share prices and the Group’s recognition of changing fundamentals and risks. The Group has refined the Portfolio’s holdings in finance, focusing on subsectors and companies that are tied to secular growth trends. The Group is highly selective, seeking clear beneficiaries of government support, well-positioned competitors and beneficiaries of secular trends. The Group has added to some of the holdings in alternative asset managers and exchanges, which are all direct beneficiaries of powerful long-term trends favoring investment. The Portfolio’s energy and materials exposure has been reduced, reflecting a decline in stock prices but also the Group’s decision to realign the Portfolio in light of falling commodity prices. The Portfolio’s exposure in health care was increased, adding to names that demonstrate some of the following qualities: a steadily expanding cash flow, healthy balance sheets, strong drug pipelines and low patent-expiration risk. Lastly, the Group increased the Portfolio’s exposure to consumer discretionary stocks that offer high quality, stable earnings and often focus on products or services that are regarded as indispensable in industrialized nations.

2

GLOBAL RESEARCH GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged MSCI World Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index is a market capitalization-weighted index that measures the performance of stock markets in 23 countries. Investors cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

The MSCI World Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate possible to non-resident individuals who do not benefit from double taxation treaties.

A Word About Risk

The Portfolio concentrates its investments in a limited number of industry sectors and issues, and an investment in the Portfolio is therefore subject to greater risk and volatility than investments in a more diversified portfolio. The Portfolio may invest a significant portion of its assets in foreign securities including those in emerging markets, which can be more volatile than US securities due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, it may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

3

GLOBAL RESEARCH GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2008	1 Year	Since Inception*
AllianceBernstein Global Research Growth Portfolio Class A	-51.64%	-7.30%
AllianceBernstein Global Research Growth Portfolio Class B	-51.73%	-7.51%
MSCI World Index (Net)	-40.71%	-3.20%
* Since inception of the Portfolio’s Class A and Class B shares on 5/2/05.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 3.62% and 3.80% for Class A and Class B, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 1.20% and 1.45% for Class A and Class B, respectively. These waivers/reimbursements extend through May 1, 2009, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO CLASS A GROWTH OF A $10,000 INVESTMENT

5/2/05* – 12/31/08

* Since inception of the Portfolio’s Class A shares on 5/2/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Research Growth Portfolio Class A shares (from 5/2/05* to 12/31/08) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

4

GLOBAL RESEARCH GROWTH PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Global Research Growth Portfolio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$568.95	$4.61	1.17%
Hypothetical (5% return before expenses)	$1,000	$1,019.25	$5.94	1.17%

Class B
Actual	$1,000	$568.32	$5.72	1.45%
Hypothetical (5% return before expenses)	$1,000	$1,017.85	$7.35	1.45%

*	Expenses are equal to each class’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

5

GLOBAL RESEARCH GROWTH PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2008	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Wal-Mart Stores, Inc.	$196,210	4.1%
Exxon Mobil Corp.	164,530	3.5
Apollo Group, Inc.—Class A	91,944	1.9
Gilead Sciences, Inc.	89,495	1.9
Novartis AG	83,085	1.8
Lowe’s Cos, Inc.	81,776	1.7
Tesco PLC	79,064	1.7
Roche Holding AG	75,087	1.6
Baxter International, Inc.	75,026	1.6
Genentech, Inc.	74,619	1.6

	$1,010,836	21.4%

SECTOR DIVERSIFICATION

December 31, 2008

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Health Care	$784,263	17.4%
Financials	595,628	13.2
Information Technology	578,405	12.8
Consumer Discretionary	543,937	12.1
Industrials	511,639	11.4
Energy	492,370	10.9
Consumer Staples	467,944	10.4
Telecommunication Services	199,665	4.4
Utilities	184,460	4.1
Materials	150,764	3.3

Total Investments	$4,509,075	100.0%

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

6

GLOBAL RESEARCH GROWTH PORTFOLIO
COUNTRY DIVERSIFICATION
December 31, 2008	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$2,752,926	61.1%
United Kingdom	451,730	10.0
Switzerland	307,556	6.8
Japan	234,644	5.2
Germany	171,742	3.8
Australia	123,995	2.8
France	66,971	1.5
Spain	55,489	1.2
Israel	52,148	1.2
Brazil	50,361	1.1
Mexico	35,780	0.8
Sweden	31,903	0.7
Other*	173,830	3.8

Total Investments	$4,509,075	100.0%

*	“Other” country weightings represents 0.5% or less in the following countries: Bermuda, Canada, China, Hong Kong, India, Ireland, South Africa and Taiwan.

7

GLOBAL RESEARCH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2008	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–95.0%

HEALTH CARE–16.6%
BIOTECHNOLOGY–5.2%
Celgene Corp.(a)	900	$49,752
CSL Ltd./Australia(b)	1,379	32,519
Genentech, Inc.(a)	900	74,619
Gilead Sciences, Inc.(a)	1,750	89,495

		246,385

HEALTH CARE EQUIPMENT & SUPPLIES–6.0%
Alcon, Inc.	783	69,836
Baxter International, Inc.	1,400	75,026
Becton Dickinson & Co.	1,015	69,416
Covidien Ltd.	1,900	68,856

		283,134

HEALTH CARE PROVIDERS & SERVICES–0.9%
Medco Health Solutions, Inc.(a)	1,060	44,424

PHARMACEUTICALS–4.5%
Novartis AG(b)	1,659	83,085
Roche Holding AG(b)	485	75,087
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	1,225	52,148

		210,320

		784,263

INFORMATION TECHNOLOGY–12.3%
COMMUNICATIONS EQUIPMENT–2.8%
Cisco Systems, Inc.(a)	2,745	44,743
Corning, Inc.	1,300	12,389
F5 Networks, Inc.(a)	400	9,144
Juniper Networks, Inc.(a)	1,705	29,855
QUALCOMM, Inc.	1,000	35,830

		131,961

COMPUTERS & PERIPHERALS–2.0%
Apple, Inc.(a)	170	14,509
Hewlett-Packard Co.	1,100	39,919
International Business Machines Corp.	450	37,872

		92,300

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.3%
Amphenol Corp.–Class A	300	7,194
HON HAI Precision Industry Co. Ltd.	4,000	7,887

		15,081

INTERNET SOFTWARE & SERVICE–1.2%
Equinix, Inc.(a)	200	10,638
Google, Inc.–Class A(a)	150	46,147

		56,785

Company	Shares	U.S. $ Value

IT SERVICES–1.1%
Accenture Ltd.–Class A	300	$9,837
Alliance Data Systems Corp.(a)	300	13,959
Cap Gemini SA(b)	472	18,251
SAIC, Inc.(a)	400	7,792

		49,839

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.2%
Applied Materials, Inc.	1,100	11,143
Intel Corp.	1,850	27,121
KLA-Tencor Corp.	700	15,253
Linear Technology Corp.	300	6,636
National Semiconductor Corp.	1,300	13,091
Nvidia Corp.(a)	1,500	12,105
Taiwan Semiconductor Manufacturing Co. Ltd. (Sponsored) (ADR)	1,014	8,011
Tokyo Electron Ltd.(b)	300	10,561

		103,921

SOFTWARE–2.7%
Activision Blizzard, Inc.(a)	5,000	43,200
Adobe Systems, Inc.(a)	575	12,242
Microsoft Corp.	2,000	38,880
Red Hat, Inc.(a)	800	10,576
Salesforce.com, Inc.(a)	400	12,804
Symantec Corp.(a)	800	10,816

		128,518

		578,405

FINANCIALS–12.2%
CAPITAL MARKETS–5.0%
3i Group PLC(b)	2,595	10,162
The Blackstone Group LP	9,450	61,708
Credit Suisse Group AG(b)	2,019	56,582
Macquarie Group Ltd.(b)	1,741	35,334
Man Group PLC(b)	8,815	30,325
Merrill Lynch & Co., Inc.	3,515	40,915

		235,026

COMMERCIAL BANKS–0.8%
Banco Itau Holding Financeira SA	1,012	11,326
Banco Santander Central Hispano SA(b)	2,627	25,379

		36,705

DIVERSIFIED FINANCIAL SERVICES–4.8%
Bank of America Corp.	2,400	33,792
CME Group, Inc.–Class A	350	72,838
Deutsche Boerse AG(b)	417	30,170
JP Morgan Chase & Co.	1,500	47,295
NYSE Euronext	1,600	43,808

		227,903

8

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

INSURANCE–1.6%
MBIA, Inc.(a)	1,300	$5,291
Prudential PLC(b)	4,704	28,555
QBE Insurance Group Ltd.(b)	2,349	42,454

		76,300

		575,934

CONSUMER DISCRETIONARY–11.5%
AUTO COMPONENTS–0.5%
Bridgestone Corp.(b)	1,400	21,000
Denso Corp.(b)	10	169

		21,169

AUTOMOBILES–1.4%
Bayerische Motoren Werke AG(b)	691	21,217
Honda Motor Co. Ltd.(b)	2,200	46,857

		68,074

DISTRIBUTORS–0.5%
Li & Fung Ltd.(b)	14,000	24,195

DIVERSIFIED CONSUMER SERVICES–2.0%
Apollo Group, Inc.–Class A(a)	1,200	91,944

HOTELS, RESTAURANTS & LEISURE–1.6%
Carnival PLC(b)	1,364	30,123
McDonald’s Corp.	400	24,876
Wyndham Worldwide Corp.	2,900	18,995

		73,994

HOUSEHOLD DURABLES–0.4%
Pulte Homes, Inc.	1,900	20,767

MEDIA–2.5%
The DIRECTV Group, Inc.(a)	1,300	29,783
Eutelsat Communications(a)(b)	293	6,920
SES SA (FDR)(b)	302	5,853
Time Warner, Inc.	5,100	51,306
The Walt Disney Co.	1,100	24,959

		118,821

SPECIALTY RETAIL–2.6%
Belle International Holdings Ltd.(b)	51,000	22,627
Lowe’s Cos, Inc.	3,800	81,776
TJX Cos, Inc.	1,000	20,570

		124,973

		543,937

INDUSTRIALS–10.8%
AEROSPACE & DEFENSE–4.1%
BAE Systems PLC(b)	10,049	54,688
Honeywell International, Inc.	1,000	32,830
Lockheed Martin Corp.	780	65,582
United Technologies Corp.	800	42,880

		195,980

CONSTRUCTION & ENGINEERING–0.6%
Fluor Corp.	600	26,922

Company	Shares	U.S. $ Value

ELECTRICAL EQUIPMENT–1.1%
Ametek, Inc.	100	$3,021
Cooper Industries Ltd.–Class A	500	14,615
Emerson Electric Co.	955	34,963

		52,599

INDUSTRIAL CONGLOMERATES–1.6%
Siemens AG(b)	735	55,333
Smiths Group PLC(b)	1,587	20,393

		75,726

MACHINERY–1.9%
Atlas Copco AB–Class A(b)	3,626	31,903
Cummins, Inc.	700	18,711
Danaher Corp.	340	19,248
Komatsu Ltd.(b)	1,400	17,859

		87,721

ROAD & RAIL–1.1%
Norfolk Southern Corp.	600	28,230
Union Pacific Corp.	500	23,900

		52,130

TRADING COMPANIES & DISTRIBUTORS–0.4%
Mitsui & Co. Ltd.(b)	2,000	20,561

		511,639

ENERGY–10.4%
ENERGY EQUIPMENT & SERVICES–1.5%
Cameron International Corp.(a)	2,100	43,050
Schlumberger Ltd.	700	29,631

		72,681

OIL, GAS & CONSUMABLE FUELS–8.9%
Apache Corp.	500	37,265
BG Group PLC(b)	5,323	73,679
EOG Resources, Inc.	510	33,956
Exxon Mobil Corp.	2,061	164,530
Oil Search Ltd.(b)	4,180	13,687
Petroleo Brasileiro SA (Sponsored) (ADR)	800	16,328
Sasol Ltd.	783	23,812
XTO Energy, Inc.	1,600	56,432

		419,689

		492,370

CONSUMER STAPLES–9.9%
BEVERAGES–1.9%
Asahi Breweries Ltd.(b)	3,200	55,328
PepsiCo, Inc.	500	27,385
Pernod-Ricard SA(b)	93	6,909

		89,622

9

GLOBAL RESEARCH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

FOOD & STAPLES RETAILING–6.6%
Tesco PLC(b)	15,184	$79,064
Wal-Mart de Mexico SAB de CV Series V(b)	13,392	35,780
Wal-Mart Stores, Inc.	3,500	196,210

		311,054

FOOD PRODUCTS–0.5%
Nestle SA(b)	580	22,967

HOUSEHOLD PRODUCTS–0.4%
Colgate-Palmolive Co.	300	20,562

TOBACCO–0.5%
British American Tobacco PLC(b)	910	23,739

		467,944

TELECOMMUNICATION SERVICES–4.2%
DIVERSIFIED TELECOMMUNICATION SERVICES–2.2%
AT&T, Inc.	1,300	37,050
Deutsche Telekom AG–Class W(b)	984	14,877
Telefonica SA(b)	1,334	30,111
Verizon Communications, Inc.	600	20,340

		102,378

WIRELESS TELECOMMUNICATION SERVICES–2.0%
American Tower Corp.–Class A(a)	600	17,592
KDDI Corp.(b)	3	21,421
Leap Wireless International, Inc.(a)	200	5,378
NTT Docomo, Inc.(b)	9	17,715
Vodafone Group PLC(b)	17,181	35,181

		97,287

		199,665

UTILITIES–3.9%
ELECTRIC UTILITIES–2.1%
E.ON AG(b)	1,277	50,144
The Kansai Electric Power Co. Inc(b)	800	23,173
The Southern Co.	700	25,900

		99,217

Company	Shares	U.S. $ Value

MULTI-UTILITIES–1.8%
GDF Suez(b)	585	$29,038
National Grid PLC(b)	2,554	25,237
PG&E Corp.	800	30,968

		85,243

		184,460

MATERIALS–3.2%
CHEMICALS–1.4%
Monsanto Co.	630	44,320
Potash Corp. of Saskatchewan	300	21,966

		66,286

CONSTRUCTION MATERIALS–0.5%
CRH PLC(b)	824	21,186

METALS & MINING–1.3%
Cia Vale do Rio Doce–Class B (ADR)	1,875	22,706
Rio Tinto PLC(b)	1,826	40,586

		63,292

		150,764

Total Common Stocks (cost $5,695,745)		4,489,381

WARRANTS–0.4%
FINANCIALS–0.4%
THRIFTS & MORTGAGE FINANCE–0.4%
Housing Development Finance Corp., expiring 1/18/11(a) (cost $29,995)	645	19,694

TOTAL INVESTMENTS–95.4% (cost $5,725,740)		4,509,075
Other assets less liabilities–4.6%		218,787

NET ASSETS–100.0%		$4,727,862

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2008	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 1/15/09	91	$60,069	$63,335	$3,266
Australian Dollar settling 3/16/09	113	76,750	78,225	1,475
Euro settling 1/15/09	74	98,716	102,792	4,076
Euro settling 1/15/09	62	79,719	86,123	6,404

10

AllianceBernstein Variable Products Series Fund

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2008	Unrealized Appreciation/ (Depreciation)
Buy Contracts: (continued)
Euro settling 1/15/09	138	$184,202	$191,693	$7,491
Euro settling 1/15/09	72	91,958	100,014	8,056
Euro settling 1/15/09	207	267,107	287,540	20,433
Great British Pound settling 1/15/09	33	48,045	47,425	(620)
Japanese Yen settling 1/15/09	7,101	71,931	78,359	6,428
Japanese Yen settling 1/15/09	26,589	269,501	293,407	23,906
Japanese Yen settling 1/15/09	37,535	383,519	414,196	30,677
New Zealand Dollar settling 1/15/09	108	64,163	62,959	(1,204)
New Zealand Dollar settling 1/15/09	127	75,032	74,035	(997)
New Zealand Dollar settling 1/15/09	249	145,578	145,155	(423)
Norwegian Krone settling 1/15/09	1,914	267,636	273,022	5,386
Swedish Krona settling 1/15/09	2,181	279,401	275,715	(3,686)
Swiss Franc settling 1/15/09	74	68,307	69,537	1,230
Swiss Franc settling 1/15/09	42	34,820	39,467	4,647
Sale Contracts:
Euro settling 1/15/09	37	47,686	51,396	(3,710)
Great British Pound settling 1/15/09	35	52,594	50,299	2,295
Great British Pound settling 1/15/09	53	79,002	76,168	2,834
Great British Pound settling 1/15/09	74	109,634	106,347	3,287
Great British Pound settling 1/15/09	80	118,400	114,970	3,430
Great British Pound settling 1/15/09	68	103,081	97,724	5,357
Japanese Yen settling 1/15/09	7,571	81,121	83,546	(2,425)
New Zealand Dollar settling 1/15/09	67	38,157	39,058	(901)
Norwegian Krone settling 1/15/09	217	30,799	30,954	(155)
Swedish Krona settling 1/15/09	2,181	270,875	275,715	(4,840)
Swiss Franc settling 1/15/09	215	185,233	202,032	(16,799)
Swiss Franc settling 1/15/09	163	138,523	153,168	(14,645)

(a)	Non-income producing security.

(b)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $1,470,219.

Glossary:

ADR—American Depositary Receipt

FDR—Fiduciary Depositary Receipt

See notes to financial statements.

11

GLOBAL RESEARCH GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $5,725,740)	$4,509,075
Cash	99,157
Foreign currencies, at value (cost $22,338)	22,454
Unrealized appreciation of forward currency exchange contracts	140,678
Receivable for investment securities sold	92,862
Receivable due from Adviser	22,815
Dividends receivable	17,699

Total assets	4,904,740

LIABILITIES
Unrealized depreciation of forward currency exchange contracts	50,405
Legal fee payable	47,242
Custodian fee payable	32,734
Payable for capital stock redeemed	23,628
Distribution fee payable	1,093
Payable for investment securities purchased	419
Transfer Agent fee payable	162
Accrued expenses	21,195

Total liabilities	176,878

NET ASSETS	$4,727,862

COMPOSITION OF NET ASSETS
Capital stock, at par	$724
Additional paid-in capital	10,200,421
Undistributed net investment income	7,972
Accumulated net realized loss on investment and foreign currency transactions	(4,355,360)
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(1,125,895)

$4,727,862

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$64,104	9,771	$6.56
B	$4,663,758	714,703	$6.53

See notes to financial statements.

12

GLOBAL RESEARCH GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2008	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $9,471)	$193,912
Interest	3,408

Total investment income	197,320

EXPENSES
Advisory fee (see Note B)	80,728
Distribution fee—Class B	26,648
Transfer agency—Class A	18
Transfer agency—Class B	1,814
Custodian	125,737
Administrative	92,000
Legal	62,958
Audit	56,900
Printing	7,428
Directors’ fees	2,000
Miscellaneous	7,685

Total expenses	463,916
Less: expenses waived and reimbursed by the Adviser (see Note B)	(308,109)

Net expenses	155,807

Net investment income	41,513

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
Investment transactions	(4,283,479)
Foreign currency transactions	(27,286)
Net change in unrealized appreciation/depreciation of:
Investments	(3,222,581)
Foreign currency denominated assets and liabilities	91,091

Net loss on investment and foreign currency transactions	(7,442,255)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(7,400,742)

See notes to financial statements.

13

GLOBAL RESEARCH GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2008	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$41,513	$1,452
Net realized gain (loss) on investment and foreign currency transactions	(4,310,765)	1,012,221
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(3,131,490)	65,716

Net increase (decrease) in net assets from operations	(7,400,742)	1,079,389
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(459)	(549)
Class B	(16,317)	(14,840)
Net realized gain on investment and foreign currency transactions
Class A	(10,621)	(5,328)
Class B	(1,043,344)	(370,285)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	127,327	(260,278)

Total increase (decrease)	(8,344,156)	428,109
NET ASSETS
Beginning of period	13,072,018	12,643,909

End of period (including undistributed net investment income of $7,972 and $14,410, respectively)	$4,727,862	$13,072,018

See notes to financial statements.

14

GLOBAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2008	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Global Research Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. On September 23, 2008, the Board of Directors of the Fund approved the Plan of Liquidation and Termination (the “Plan”) of the Portfolio (see Note K). The Fund offers seventeen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a

15

GLOBAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2008:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$3,015,480		$–0	–
Level 2	1,473,901	+	90,273
Level 3	19,694		–0	–

Total	$4,509,075		$90,273

*	Other financial instruments are derivative instruments not reflected in the portfolio of investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities
Balance as of 12/31/2007	$198,716
Accrued discounts /premiums	–0	–
Realized gain (loss)	9,909
Change in unrealized appreciation/depreciation	(74,602)
Net purchases (sales)	(114,329)
Net transfers in and/or out of Level 3	–0	–

Balance as of 12/31/08	$19,694

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/08	$(31,299	)*

*	The unrealized depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

16

AllianceBernstein Variable Products Series Fund

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of ..75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2008, the Adviser waived fees in the amount of $216,109.

Pursuant to the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. Due to the Adviser’s agreement to limit total operating expenses as described above, the Adviser waived reimbursement for such services in the amount of $92,000 for the year ended December 31, 2008.

Brokerage commissions paid on investment transactions for the year ended December 31, 2008, amounted to $21,014, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

17

GLOBAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $969 for the year ended December 31, 2008.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2008, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$12,630,926		$13,285,045
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$6,013,024

Gross unrealized appreciation	$252,299
Gross unrealized depreciation	(1,756,248)

Net unrealized depreciation	$(1,503,949)

1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

18

AllianceBernstein Variable Products Series Fund

2. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

3. Option Transactions

For hedging purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the year ended December 31, 2008, the Portfolio had no transactions in written options.

4. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

19

GLOBAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Year Ended December 31, 2008		Year Ended December 31, 2007	Year Ended December 31, 2008		Year Ended December 31, 2007
Class A
Shares issued in reinvestment of dividends and distributions	–0	–	416	$–0	–	$5,877
Shares redeemed	–0	–	(814)	–0	–	(11,500)

Net decrease	–0	–	(398)	$–0	–	$(5,623)

Class B
Shares sold	283,456		433,686	$3,471,847		$6,201,245
Shares issued in reinvestment of dividends and distributions	78,335		27,353	972,927		385,125
Shares redeemed	(524,548)		(500,330)	(4,317,447)		(6,841,025)

Net increase (decrease)	(162,757)		(39,291)	$127,327		$(254,655)

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2008.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$201,464	$201,762
Net long-term capital gains	869,277	189,240

Total distributions paid	$1,070,741	$391,002

20

AllianceBernstein Variable Products Series Fund

As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$96,452
Accumulated capital and other losses	(4,066,283	)(a)
Unrealized appreciation/(depreciation)	(1,503,451	)(b)

Total accumulated earnings/(deficit)	$(5,473,282)

(a)	On December 31, 2008, the Portfolio had a net capital loss carryforward for federal income tax purposes of $2,948,976 of which $2,948,976 expires in the year 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital and foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio defers post-October capital losses of $1,117,307 to January 1, 2009.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of certain derivatives and income received from investment partnerships.

During the current fiscal year, permanent differences primarily due to a distribution reclassification, and the tax treatment of foreign currency resulted in a net decrease in undistributed net investment income, and a net decrease in accumulated net realized loss on investment and foreign currency transactions. This reclassification had no effect on net assets.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies

21

GLOBAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Portfolio’s financial statements.

NOTE K: Plan of Liquidation and Termination

At the meeting of the Fund’s Board of Directors (the “Directors”) held on September 23, 2008, the Directors approved a Plan of Liquidation and Termination (the “Plan”) which provides for the complete liquidation of all of the assets of the Portfolio and the payment of all known obligations. The Plan also provides that, following a notice period for separate account contractowners, the Portfolio will cease its business as an investment company and will not engage in any business activities except for the purpose of winding up its business and affairs, and distributing its remaining assets to shareholders in accordance with the Plan. The liquidation is expected to be consummated in the first quarter of 2009 and the liquidating distributions will be made shortly thereafter.

22

GLOBAL RESEARCH GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,				May 2, 2005(a) to December 31, 2005
	2008	2007	2006
Net asset value, beginning of period	$14.80	$13.70	$12.11		$10.00

Income From Investment Operations
Net investment income (b)(c)	.07	.05	.05		.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(7.17)	1.62	1.74		2.10

Net increase (decrease) in net asset value from operations	(7.10)	1.67	1.79		2.11

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.05)	–0	–	–0	–
Distributions from net realized gain on investment and foreign currency transactions	(1.09)	(.52)	(.20)		–0	–

Total dividends and distributions	(1.14)	(.57)	(.20)		–0	–

Net asset value, end of period	$6.56	$14.80	$13.70		$12.11

Total Return
Total investment return based on net asset value (d)	(51.64)%	12.45%	15.04%		21.10%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$64	$145	$139		$121
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.20%	1.20%	1.20	%(e)	1.20	%(f)
Expenses, before waivers and reimbursements	4.13%	3.62%	4.61	%(e)	7.47	%(f)
Net investment income (c)	.62%	.33%	.41	%(e)	.13	%(f)
Portfolio turnover rate	120%	115%	64%		43%

See footnote summary on page 24.

23

GLOBAL RESEARCH GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,				May 2, 2005(a) to December 31, 2005
	2008	2007	2006
Net asset value, beginning of period	$14.73	$13.64	$12.09		$10.00

Income From Investment Operations
Net investment income (loss) (b)(c)	.04	.00 (g)	.02		(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(7.13)	1.63	1.73		2.10

Net increase (decrease) in net asset value from operations	(7.09)	1.63	1.75		2.09

Less: Dividends and Distributions
Dividends from net investment income	(.02)	(.02)	–0	–	–0	–
Distributions from net realized gain on investment and foreign currency transactions	(1.09)	(.52)	(.20)		–0	–

Total dividends and distributions	(1.11)	(.54)	(.20)		–0	–

Net asset value, end of period	$6.53	$14.73	$13.64		$12.09

Total Return
Total investment return based on net asset value (d)	(51.73)%	12.17%	14.73%		20.90%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,664	$12,927	$12,505		$7,063
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.45%	1.45%	1.45	%(e)	1.45	%(f)
Expenses, before waivers and reimbursements	4.31%	3.80%	4.78	%(e)	7.73	%(f)
Net investment income (loss) (c)	.38%	.01%	.14	%(e)	(.14	)%(f)
Portfolio turnover rate	120%	115%	64%		43%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived and reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Annualized.

(g)	Amount is less than $0.005.

See notes to financial statements.

24

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”)

and Shareholders of AllianceBernstein Global Research Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Global Research Growth Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note K to the financial statements, on September 23, 2008 the Fund’s Board of Directors approved a plan of liquidation and termination.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Global Research Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 11, 2009

25

TAX INFORMATION (unaudited)

For corporate shareholders, 42.20% of the total ordinary income distribution paid during the current fiscal year ended December 31, 2008 qualifies for the corporate dividends received deduction.

For the fiscal year ended December 31, 2008, the Portfolio designates from the distributions paid $869,277 as capital gain dividends.

26

GLOBAL RESEARCH
GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Eric P. Hewitt(2), Vice President

Siobhan F. McManus, Vice President

Steven A. Nussbaum(2), Vice President

David G. Robinson(2), Vice President

Jane E. Schneirov(2), Vice President

Francis X. Suozzo(2), Vice President

Paul A. Vogel(2), Vice President

Janet A. Walsh(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Thomas R. Manley, Controller

CUSTODIAN and ACCOUNTING AGENT The Bank of New York One Wall Street New York, NY 10286	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Global Research Growth research sector heads with oversight by the Adviser’s Global Research Growth Portfolio Oversight Group. Mr. Eric P. Hewitt, Mr. Steven A. Nussbaum, Mr. David G. Robinson, Ms. Jane E. Schneirov, Mr. Francis X. Suozzo, Mr. Paul A. Vogel and Ms. Janet A. Walsh are the research sector heads with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

27

GLOBAL RESEARCH
GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS

William H. Foulk, Jr., #,*** Chairman of the Board 76 (1990)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	93	None

John H. Dobkin, # 67 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design.	91	None

Michael J. Downey, # 65 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	91	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 72 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2004.	91	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 60 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies and Adjunct Professor at Georgetown University Law Center in the 2008–2009 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	91	None

Garry L. Moody,# 56 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995–2008.	90	None

28

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr., # 67 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was renamed Toppan Photomasks, Inc.	91	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

Earl D. Weiner, # 69 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; and member of Advisory Board of Sustainable Forestry Management Limited.	91	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

29

GLOBAL RESEARCH GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 48	President and Chief Executive Officer	Executive Vice President of the Adviser** since July 2008; Director of AllianceBernstein Investments, Inc. (“ABI”)** and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2004.

Eric P. Hewitt 38	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Siobhan F. McManus 46	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2004.

Steven A. Nussbaum 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

David G. Robinson 38	Vice President	Vice President of AllianceBernstein Australia Ltd. (“AB Australia”)** and a Vice President of the Adviser**, with which he has been associated since prior to 2004.

Jane E. Schneirov 38	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2004.

Francis X. Suozzo 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Paul A. Vogel 36	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Janet A. Walsh 47	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2004.

Emilie D. Wrapp 53	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2004.

Joseph J. Mantineo 49	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2004.

Thomas R. Manley 57	Controller	Vice President of the Adviser**, with which he has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS, ABI and AB Australia are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

30

GLOBAL RESEARCH GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Global Research Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE CAPS & REIMBURSEMENTS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/29/08 ($MIL)	Portfolio
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$12.4	Global Research Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was due to receive $94,000 (0.81% of the Portfolio’s average daily net assets) for such services but waived the amount in its entirety.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio		Fiscal Year End
Global Research Growth Portfolio	Class A 1.20 Class B 1.45	% %	3.62 3.80	% %	December 31

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Directors on May 6-8, 2008.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

31

GLOBAL RESEARCH GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are usually reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 29, 2008 net assets:

Portfolio	Net Assets 02/29/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Portfolio Advisory Fee (%)
Global Research Growth Portfolio	$12.4	Global Research Growth Schedule 80 bp on 1st $25 m 60 bp on next $25 m 50 bp on next $50 m 40 bp on the balance Minimum account size $50 m	0.800	0.750

The Adviser also manages AllianceBernstein Global Research Growth Fund, Inc. a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Global Research Growth Fund, Inc.5 Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the AllianceBernstein Mutual Fund been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Portfolio Advisory Fee (%)
Global Research Growth Portfolio	Global Research Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750	0.750

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

32

AllianceBernstein Variable Products Series Fund

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth for Global Growth Trends Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio. It should be noted that Class A shares of the fund are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

Fund	Fee
Global Growth Trends Portfolio
Class A	1.70%
Class I (Institutional)	0.90%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as the Portfolio are as follows:

Portfolio	ITM Mutual Fund	Fee[6]
Global Research Growth Portfolio	Alliance Global Research Growth[7]	0.30%[8]
	Alliance Global Growth Opportunities 1[7]	1.00%
	Alliance Global Growth Opportunities 2[7]	0.80%
	Alliance Global Growth Opportunities 3[7]	0.85%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Portfolio.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Adviser and the Senior Officer, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.

6	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on March 17, 2008 by Reuters was ¥97.38 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $10.3 million.

7	This ITM fund is privately placed or institutional.

8	The fund is offered to two institutional clients that are charged a separate fee for managing their assets in addition to the 0.30%. The first client is charged 0.33% for the first ¥2.5 billion, 0.195% for the next ¥2.5 billion, 0.105% for the next ¥5 billion and 0.06% thereafter. The second client is charged 0.40% for the first ¥2.5 billion, 0.25% for the next ¥2.5 billion, 0.15% for the next ¥5 billion and 0.10% thereafter.

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

33

GLOBAL RESEARCH GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio	Contractual Management Fee[11]	Lipper Group Median	Rank
Global Research Growth Portfolio[12]	0.750	0.790	3/12

However, because Lipper had expanded the EG of the portfolio under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.13 A “normal” EU will include funds that have the same investment classification/objective as the subject portfolio.14

Portfolio	Expense Ratio (%)[15]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Global Research Growth Portfolio[16]	1.200	1.010	10/12	0.934	30/33

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability for the Portfolio was considered not meaningful in percentage terms since revenues in 2007 and 2006 were negative.

Although the Adviser did not earn a profit for managing the Portfolio’s investments in 2007, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive.

These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2007,

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense caps that would effectively reduce the actual management fee.

12	The Portfolio’s EG includes the Portfolio, four other variable insurance product (“VIP”) Global Growth funds (“GLGE”), three VIP Large-Cap Core Funds (“GLCE”), and four VIP Global Value funds (“GLVE”).

13	It should be noted that the expansion of the Portfolio’s EU was not requested by the Adviser or the Senior Officer. They requested that only the EG be expanded.

14	Except for asset (size) compatibility, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Most recently completed fiscal year end Class A total expense ratio.

16	The Portfolio’s EU includes the Portfolio, EG and all other VIP GLGE, GLCE and GLVE funds, excluding outliers.

34

AllianceBernstein Variable Products Series Fund

AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $28,598 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2007, the Adviser determined that it made payment in the amount of $372,276 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $786 from the Portfolio.17

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli 19 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th–75th percentile range of their comparable peers.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

17	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2007.

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

19	The Deli study was originally published in 2002 based on 1997 data.

20	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

35

GLOBAL RESEARCH GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 year performance rankings of the Portfolio21 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended January 31, 2008.23

	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	1.62	1.62	0.13	3/5	8/23

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)24 versus its benchmark.25 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)		Since Inception (%)
Global Research Growth Portfolio		1.62	13.98
MSCI World Index (Net)	–	0.47	11.95
MSCI World Growth (Net)		3.33	12.32
Inception Date: May 2, 2005

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

21	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the 1 year performance return of the Portfolio was provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the 1 year performance return of the Portfolio, as reported by the Adviser, is provided instead of Lipper.

22	The Portfolio’s PG and PU are not identical to the Portfolio’s EG and EU. The criteria for including in or excluding a fund in/from a PU is somewhat different from that of an EU.

23	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

24	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

25	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2008.

26	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

36

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Global Technology Portfolio

December 31, 2008

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GLOBAL TECHNOLOGY PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 11, 2009

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Global Technology Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2008.

Recently, the Board of Directors (the “Directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) approved proposals to rename the AllianceBernstein Global Technology Portfolio (the “Portfolio”) “AllianceBernstein Global Thematic Growth Portfolio” and to change the Portfolio’s investment strategy from its focus on companies expected to derive a substantial portion of their revenues from products and services in technology-related industries and/or to benefit from technological advances and improvements (“technology companies”) to an investment strategy pursuing opportunistic growth across multiple industries. The name and policy changes are expected to be effective on or about May 1, 2009. The Adviser expects that the Portfolio’s portfolio will be transitioned to the new investment policies shortly thereafter and that up to 80-85% of the Portfolio’s holdings may be repositioned in connection with the changes.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of companies expected to derive a substantial portion of their revenues from products and services in technology-related industries and/or to benefit from technological advances and improvements (i.e., companies principally engaged in the production, creation, marketing or distribution of technology products and services or that use technology extensively.) The Portfolio will normally invest at least 80% of its net assets in the securities of these companies. The Portfolio invests in a global portfolio of securities issued by US and non-US companies selected for their capital appreciation potential. The Portfolio invests in both developed and emerging market countries and may invest without limit in securities of issuers in any one country. The percentage of the Portfolio’s assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser’s assessment of the appreciation potential of such securities. The Portfolio may also invest in synthetic foreign equity securities.

The Portfolio may invest in any company and industry and in any type of security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new or unseasoned companies. Investments in new, smaller and less-seasoned companies may offer more reward but also may entail more risk than is generally true of larger, established companies.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Information Technology Index, and the broader market, represented by the MSCI World Index, for the one-, five- and 10-year periods ended December 31, 2008.

The Portfolio underperformed the benchmark, as well as the MSCI World Index, for the annual period ended December 31, 2008. Relative underperformance compared to the benchmark was driven primarily by negative stock selection among software and Internet-related names, and poor allocation decisions to underweight the IT (information technology) services and overweight the cellular services segments. Currency movements during the year again hurt relative US dollar returns. Stock selection in hardware/storage was moderate and the decision to underweight electronic components and equipment helped, but neither was enough to offset the negative factors impacting relative performance.

MARKET REVIEW AND INVESTMENT STRATEGY

The annual period ended December 31, 2008, was a disappointing one for equity, and technology, investors. As global macroeconomic conditions worsened and the financial services sector crisis persisted, risk-averse investors continued a move away from technology exposures. In the short-term, technology spending, whether by corporate or consumer, is a highly discretionary item, and fundamentals felt the economic pinch. The Portfolio Manager’s plan to increase cyclical exposures early in 2008—anticipating a bottoming process—failed as the US economy slipped into recession and the emerging markets, which are so important as incremental buyers of technology goods, began to decelerate as well.

Responding to a much worsened economic reality during the last six months of the annual period, the Portfolio’s holdings in electronic components and equipment, semiconductor components and capital equipment and Internet-related names were decreased substantially. Positions in the more defensive IT services and software were increased. Among telecommunication and broadcast holdings, a more defensive position was taken as well—moving away from emerging markets cellular providers to the more defensive larger telecommunication carriers, satellite and cable providers.

1

AllianceBernstein Variable Products Series Fund

Although a less defensive segment, holdings among communication equipment companies were also increased during the reporting period. On average, higher-than-typical cash positions were held in the latter half of the period, to mitigate some equity risk, although the Portfolio is managed to be highly invested at all times. As of December 31, 2008, the Portfolio’s largest overweights were in telecommunications, broadcast/satellite, semiconductor capital equipment and IT services, with its largest underweights among electronic equipment and components, hardware/storage and Internet-related companies. Geographically, the Portfolio’s exposure to the US and Asia was increased while exposure to Europe, the emerging markets in the European region and Japan were decreased.

2

GLOBAL TECHNOLOGY PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Morgan Stanley Capital International (MSCI) World Information Technology Index nor the unmanaged MSCI World Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Information Technology Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance in the information technology sector as defined by the Global Industry Classification Standard (GICS). GICS is a joint Standard & Poor’s/Morgan Stanley Capital International product aimed at standardizing industry definitions. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

Both the MSCI World Index and the MSCI World Information Technology Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate possible to non-resident individuals who do not benefit from double taxation treaties.

A Word About Risk

The Portfolio concentrates its investments in technology-related stocks and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. The Portfolio can invest in foreign securities, including those in emerging markets, which can be more volatile than the US market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolio will invest in foreign currency denominated securities, fluctuations in the value of the Portfolio’s investments may be magnified by changes in foreign exchange rates. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

3

GLOBAL TECHNOLOGY PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2008	1 Year	5 Years	10 Years
AllianceBernstein Global Technology Portfolio Class A*	-47.37%	-5.53%	-4.19%
AllianceBernstein Global Technology Portfolio Class B*	-47.46%	-5.75%	-6.85%
MSCI World Information Technology Index	-43.87%	-5.38%	-5.52%
MSCI World Index	-40.71%	-0.51%	-0.64%
* Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2008, by 0.03%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.93% and 1.17% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/98 – 12/31/08

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Technology Portfolio Class A shares (from 12/31/98 to 12/31/08) as compared to the performance of the Portfolio’s benchmark, the MSCI World Information Technology Index, and the broad market, represented by the MSCI World Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

4

GLOBAL TECHNOLOGY PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Global Technology Portfolio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$620.37	$3.83	0.94%
Hypothetical (5% return before expenses)	$1,000	$1,020.41	$4.77	0.94%

Class B
Actual	$1,000	$620.35	$4.85	1.19%
Hypothetical (5% return before expenses)	$1,000	$1,019.15	$6.04	1.19%

*	Expenses are equal to each class’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

5

GLOBAL TECHNOLOGY PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2008	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Cisco Systems, Inc.	$8,083,170	6.5%
International Business Machines Corp.	7,347,168	5.9
Microsoft Corp.	7,276,392	5.8
Hewlett-Packard Co.	7,134,614	5.7
QUALCOMM, Inc.	6,119,764	4.9
Intel Corp.	5,522,422	4.4
Juniper Networks, Inc.	3,845,196	3.1
Google, Inc.—Class A	3,457,986	2.8
Nokia OYJ	3,390,901	2.7
Nintendo Co. Ltd.	2,980,783	2.4

	$55,158,396	44.2%

SECTOR DIVERSIFICATION

December 31, 2008

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Technology Hardware & Equipment	$46,721,521	40.0%
Software & Services	44,095,378	37.7
Semiconductors & Semiconductor Equipment	18,032,913	15.4
Media	4,130,665	3.5
Telecommunication Services	3,970,576	3.4

Total Investments	$116,951,053	100.0%

COUNTRY DIVERSIFICATION

December 31, 2008

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$101,323,774	86.6%
Japan	4,378,366	3.8
Finland	3,390,901	2.9
France	3,270,352	2.8
Taiwan	2,598,864	2.2
India	1,383,291	1.2
South Korea	605,505	0.5

Total Investments	$116,951,053	100.0%

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

6

GLOBAL TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2008	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–93.7%

TECHNOLOGY HARDWARE & EQUIPMENT–37.4%
COMMUNICATIONS EQUIPMENT–20.0%
Alcatel-Lucent(a)	304,146	$658,357
Cisco Systems, Inc.(a)	495,900	8,083,170
Corning, Inc.	130,200	1,240,806
F5 Networks, Inc.(a)	56,400	1,289,304
Juniper Networks, Inc.(a)	219,600	3,845,196
Nokia OYJ	216,086	3,390,901
QUALCOMM, Inc.	170,800	6,119,764
Riverbed Technology, Inc.(a)	35,200	400,928

		25,028,426

COMPUTERS & PERIPHERALS–15.1%
Apple, Inc.(a)	33,400	2,850,690
EMC Corp.(a)	145,900	1,527,573
Hewlett-Packard Co.	196,600	7,134,614
International Business Machines Corp.	87,300	7,347,168

		18,860,045

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–2.3%
Amphenol Corp.–Class A	49,000	1,175,020
HON HAI Precision Industry Co. Ltd.	533,800	1,052,526
Samsung SDI Co. Ltd.(a)	13,617	605,504

		2,833,050

		46,721,521

SOFTWARE & SERVICES–35.3%
INTERNET SOFTWARE & SERVICES–4.4%
Akamai Technologies, Inc.(a)	42,100	635,289
Equinix, Inc.(a)	26,800	1,425,492
Google, Inc.–Class A(a)	11,240	3,457,986

		5,518,767

IT SERVICES–10.7%
Accenture Ltd.–Class A	85,700	2,810,103
Alliance Data Systems Corp.(a)	60,700	2,824,371
Cap Gemini SA	51,655	1,997,340
Global Payments, Inc.	33,300	1,091,907
Infosys Technologies Ltd. (Sponsored) (ADR)	56,300	1,383,291
SAIC, Inc.(a)	65,600	1,277,888
Visa, Inc.–Class A	38,600	2,024,570

		13,409,470

SOFTWARE–20.2%
Activision Blizzard, Inc.(a)	56,700	489,888
Adobe Systems, Inc.(a)	79,600	1,694,684
Citrix Systems, Inc.(a)	47,700	1,124,289
Concur Technologies, Inc.(a)	28,400	932,088
McAfee, Inc.(a)	64,700	2,236,679

Company	Shares	U.S. $ Value

Microsoft Corp.	374,300	$7,276,392
Nintendo Co. Ltd.	7,800	2,980,783
Oracle Corp.(a)	59,100	1,047,843
Red Hat, Inc.(a)	114,300	1,511,046
Salesforce.com, Inc.(a)	49,600	1,587,696
SuccessFactors, Inc.(a)	152,900	877,646
Symantec Corp.(a)	164,200	2,219,984
Synopsys, Inc.(a)	30,000	555,600
VMware, Inc.–Class A(a)	26,700	632,523

		25,167,141

		44,095,378

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–14.5%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–14.5%
Applied Materials, Inc.	190,000	1,924,700
Intel Corp.	376,700	5,522,422
KLA-Tencor Corp.	83,200	1,812,928
Lam Research Corp.(a)	63,000	1,340,640
Linear Technology Corp.	40,500	895,860
National Semiconductor Corp.	179,800	1,810,586
Nvidia Corp.(a)	220,800	1,781,856
Taiwan Semiconductor Manufacturing Co. Ltd. (Sponsored) (ADR)	195,739	1,546,338
Tokyo Electron Ltd.	39,700	1,397,583

		18,032,913

MEDIA–3.3%
MEDIA–3.3%
The DIRECTV Group, Inc.(a)	111,900	2,563,629
Eutelsat Communications(a)	26,024	614,656
Time Warner Cable, Inc.–Class A(a)	44,400	952,380

		4,130,665

TELECOMMUNICATION SERVICES–3.2%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.0%
Verizon Communications, Inc.	37,700	1,278,030

WIRELESS TELECOMMUNICATION SERVICES–2.2%
American Tower Corp.– Class A(a)	65,800	1,929,256
MetroPCS Communications, Inc.(a)	51,400	763,290

		2,692,546

		3,970,576

TOTAL INVESTMENTS–93.7% (cost $147,838,821)		116,951,053
Other assets less liabilities–6.3%		7,862,084

NET ASSETS–100.0%		$124,813,137

(a)	Non–income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

7

GLOBAL TECHNOLOGY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $147,838,821)	$116,951,053
Cash	7,213,692
Foreign currencies, at value (cost $113,575)	112,071
Receivable for investment securities sold	705,732
Receivable for capital stock sold	130,375
Dividends receivable	59,778

Total assets	125,172,701

LIABILITIES
Payable for capital stock redeemed	166,796
Advisory fee payable	77,110
Printing fee payable	28,976
Custodian fee payable	27,364
Administrative fee payable	24,500
Distribution fee payable	17,484
Transfer Agent fee payable	161
Accrued expenses	17,173

Total liabilities	359,564

NET ASSETS	$124,813,137

COMPOSITION OF NET ASSETS
Capital stock, at par	$11,615
Additional paid-in capital	412,159,461
Accumulated net investment loss	(35,034)
Accumulated net realized loss on investment and foreign currency transactions	(256,433,330)
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(30,889,575)

$124,813,137

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$39,933,356	3,662,077	$10.90
B	$84,879,781	7,952,678	$10.67

See notes to financial statements.

8

GLOBAL TECHNOLOGY PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2008	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $68,613)	$1,820,555
Interest	67,789

Total investment income	1,888,344

EXPENSES
Advisory fee (see Note B)	1,519,235
Distribution fee—Class B	342,959
Transfer agency—Class A	1,708
Transfer agency—Class B	3,596
Custodian	119,003
Administrative	92,750
Printing	56,004
Audit	53,000
Legal	20,213
Directors’ fees	2,000
Miscellaneous	10,000

Total expenses	2,220,468

Net investment loss	(332,124)

REALIZED AND UNREALIZED LOSS ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
Investment transactions	(44,928,550)
Foreign currency transactions	(190,230)
Net change in unrealized appreciation/depreciation of:
Investments	(77,881,593)
Foreign currency denominated assets and liabilities	(34,997)

Net loss on investment and foreign currency transactions	(123,035,370)

Contributions from Adviser (see Note B)	2,781

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(123,364,713)

See notes to financial statements.

9

GLOBAL TECHNOLOGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2008	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(332,124)	$(853,115)
Net realized gain (loss) on investment and foreign currency transactions	(45,118,780)	48,858,319
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(77,916,590)	918,488
Contributions from Adviser	2,781	–0	–

Net increase (decrease) in net assets from operations	(123,364,713)	48,923,692
CAPITAL STOCK TRANSACTIONS
Net decrease	(37,215,115)	(27,699,246)

Total increase (decrease)	(160,579,828)	21,224,446
NET ASSETS
Beginning of period	285,392,965	264,168,519

End of period (including accumulated net investment loss of ($35,034) and ($17,917), respectively)	$124,813,137	$285,392,965

See notes to financial statements.

10

GLOBAL TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2008	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Global Technology Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers seventeen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use

11

GLOBAL TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2008:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$104,253,403		$–0	–
Level 2	12,697,650	+	–0	–
Level 3	–0	–	–0	–

Total	$116,951,053		$–0	–

*	Other financial instruments are derivative instruments not reflected in the portfolio of investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

12

AllianceBernstein Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During the year ended December 31, 2008, the Adviser made a payment of $2,781 to the Portfolio in connection with an error made by the Adviser in processing a claim for class action settlement proceeds on behalf of the Portfolio.

Pursuant to the investment advisory agreement, the Portfolio paid $92,750 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2008.

Brokerage commissions paid on investment transactions for the year ended December 31, 2008, amounted to $636,121, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $969 for the year ended December 31, 2008.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

13

GLOBAL TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2008, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$276,738,381		$315,345,376
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$153,170,256

Gross unrealized appreciation	$1,626,204
Gross unrealized depreciation	(37,845,407)

Net unrealized depreciation	$(36,219,203)

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

14

AllianceBernstein Variable Products Series Fund

For the year ended December 31, 2008, the Portfolio had no transactions in written options.

3. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Class A
Shares sold	288,728	885,992	$4,632,451	$17,645,153
Shares redeemed	(1,161,277)	(1,390,586)	(18,867,326)	(26,007,511)

Net decrease	(872,549)	(504,594)	$(14,234,875)	$(8,362,358)

Class B
Shares sold	1,925,801	4,572,785	$31,278,399	$87,706,890
Shares redeemed	(3,401,467)	(5,616,216)	(54,258,639)	(107,043,778)

Net decrease	(1,475,666)	(1,043,431)	$(22,980,240)	$(19,336,888)

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2008.

15

GLOBAL TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE H: Components of Accumulated Earnings (Deficit)

As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(251,136,929	)(a)
Unrealized appreciation/(depreciation)	(36,221,010	)(b)

Total accumulated earnings/(deficit)	$(287,357,939)

(a)	On December 31, 2008, the Portfolio had a net capital loss carryforward of $239,453,233 of which $15,961,952 expires in the year 2009, $172,308,210 expires in the year 2010, $21,233,397 expires in the year 2011, and $29,949,674 expires in the year 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital losses and net foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio deferred to January 1, 2009, post October foreign currency losses of $35,034 and post October capital losses of $11,648,662.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences primarily due to a tax treatment of foreign currency, contributions from advisor and a net operating loss resulted in a net decrease accumulated net investment loss, a net decrease in accumulated net realized loss on investments and foreign currency transactions and a net decrease in additional paid in capital. This reclassification had no effect on net assets.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

16

AllianceBernstein Variable Products Series Fund

NOTE J: Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Portfolio’s financial statements.

17

GLOBAL TECHNOLOGY PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2008	2007	2006	2005	2004
Net asset value, beginning of period	$20.71	$17.23	$15.86	$15.27	$14.49

Income From Investment Operations
Net investment income (loss) (a)	.00	(b)	(.03)	(.05)	(.05)	(.03	)(c)
Net realized and unrealized gain (loss) on investment transactions	(9.81)	3.51	1.42	.64	.81
Contributions from Adviser	.00	(b)	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(9.81)	3.48	1.37	.59	.78

Net asset value, end of period	$10.90	$20.71	$17.23	$15.86	$15.27

Total Return
Total investment return based on net asset value (d)	(47.37	)%*	20.20%	8.64%	3.86%	5.38%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$39,933	$93,919	$86,819	$99,781	$117,145
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.93%	.93%	.92	%(e)	.92%	.88%
Expenses, before waivers and reimbursements	.93%	.93%	.92	%(e)	.92%	1.06%
Net investment income (loss)	.00	%(b)	(.15)%	(.30	)%(e)	(.32)%	(.22	)%(c)
Portfolio turnover rate	141%	132%	117%	98%	86%

See footnote summary on page 19.

18

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2008	2007	2006	2005	2004
Net asset value, beginning of period	$20.31	$16.94	$15.63	$15.08	$14.35

Income From Investment Operations
Net investment loss (a)	(.04)	(.07)	(.09)	(.08)	(.07	)(c)
Net realized and unrealized gain (loss) on investment transactions	(9.60)	3.44	1.40	.63	.80
Contributions from Adviser	.00	(b)	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(9.64)	3.37	1.31	.55	.73

Net asset value, end of period	$10.67	$20.31	$16.94	$15.63	$15.08

Total Return
Total investment return based on net asset value (d)	(47.46	)%*	19.89%	8.38%	3.65%	5.09%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$84,880	$191,474	$177,350	$148,075	$164,721
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.18%	1.17%	1.18	%(e)	1.17%	1.13%
Expenses, before waivers and reimbursements	1.18%	1.17%	1.18	%(e)	1.17%	1.31%
Net investment loss	(.24)%	(.40)%	(.55	)%(e)	(.57)%	(.47	)%(c)
Portfolio turnover rate	141%	132%	117%	98%	86%

(a)	Based on average shares outstanding.

(b)	Amount is less than 0.005.

(c)	Net of expenses reimbursed or waived by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of each share class for the year ended December 31, 2008 by 0.03%.

See notes to financial statements.

19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Global Technology Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Global Technology Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Global Technology Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 11, 2009

20

GLOBAL TECHNOLOGY PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS
Robert M. Keith, President and Chief Executive Officer Philip L. Kirstein, Senior Vice President and Independent Compliance Officer	Joseph J. Mantineo, Treasurer and Chief Financial Officer Thomas R. Manley, Controller
Janet A. Walsh(2), Vice President
Emilie D. Wrapp, Secretary

CUSTODIAN and ACCOUNTING AGENT	LEGAL COUNSEL
The Bank of New York	Seward & Kissel LLP
One Wall Street	One Battery Park Plaza
New York, NY 10286	New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by Ms. Janet A. Walsh, a member of the Adviser’s Global Technology Research Team.

21

GLOBAL TECHNOLOGY PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 76 (1990)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	93	None

John H. Dobkin, # 67 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design.	91	None

Michael J. Downey, # 65 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	91	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 72 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2004.	91	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 60 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies and Adjunct Professor at Georgetown University Law Center in the 2008–2009 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	91	None

22

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, # 56 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995–2008.	90	None

Marshall C. Turner, Jr., # 67 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was renamed Toppan Photomasks, Inc.	91	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

Earl D. Weiner, # 69 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; member of Advisory Board of Sustainable Forestry Management Limited.	91	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, N.Y. 10105

**	There is no stated term of office for the Fund’s Directors.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

23

GLOBAL TECHNOLOGY PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS,* AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 48	President and Chief Executive Officer

Executive Vice President of the Adviser** since July 2008; Director of AllianceBernstein Investments, Inc. (“ABI”)** and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2004.

Janet A. Walsh 47	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2004.

Emilie D. Wrapp 53	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2004.

Joseph J. Mantineo 49	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2004.

Thomas R. Manley 57	Controller	Vice President of the Adviser**, with which he has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

24

GLOBAL TECHNOLOGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Global Technology Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/29/08 ($MIL)	Portfolio
Specialty	75 bp on 1st $2.5 billion	$228.5	Global Technology
	65 bp on next $2.5 billion		Portfolio
	60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $94,000 (0.03% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Global Technology Portfolio	Class A 0.93% Class B 1.17%	December 31

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Directors on May 6-8, 2008.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

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GLOBAL TECHNOLOGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio. However, with respect to the Portfolio, the Adviser represented that there is no institutional product that has a similar investment style as the Portfolio.

The Adviser manages AllianceBernstein Global Technology Fund, Inc. (“Global Technology Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of Global Technology Fund, Inc.4 and what would have been the effective advisory fee of the Portfolio had the fee schedule of Global Technology Fund, Inc. been applicable to the Portfolio.

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Portfolio Adv. Fee (%)
Global Technology Portfolio[5]	Global Technology Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750	0.750

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth for International Technology Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio. It should be noted that Class A shares of the fund are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

4	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

5	The advisory fees of AllianceBernstein Global Technology Fund, Inc. are based on the fund’s net assets at each quarter end and are paid to the Adviser quarterly, in contrast to the Portfolio, whose advisory fees are based on the Portfolio’s average daily net assets and are paid on a monthly basis.

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AllianceBernstein Variable Products Series Fund

Fund	Fee
International Technology Portfolio
Class A	1.95%
Class I (Institutional)	1.15%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)6 at the approximate current asset level of the Portfolio.7

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[8]	Lipper Group Median	Rank
Global Technology Portfolio	0.750	0.775	4/10

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU9 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[10]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Global Technology Portfolio	0.925	0.909	6/10	0.970	7/17

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

6	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

7	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

8	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

9	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

10	Most recently completed fiscal year end Class A total expense ratio.

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GLOBAL TECHNOLOGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2007, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $457,877 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2007, the Adviser determined that it made payments in the amount of $549,893 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $786 from the Portfolio.11

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,12 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

11	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2007.

12	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

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AllianceBernstein Variable Products Series Fund

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli13 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th–75th percentile range of their comparable peers.14 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio15 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)16 for the periods ended January 31, 2008.17

	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	0.80	1.24	1.50	6/10	12/17
3 year	7.36	8.48	9.93	6/10	10/15
5 year	12.21	13.11	13.51	8/10	11/15
10 year	5.19	5.19	6.69	1/1	3/4

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)18 versus its benchmarks.19 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.20

13	The Deli study was originally published in 2002 based on 1997 data.

14	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

15	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

16	The Portfolio’s PG and PU are identical to the Portfolio’s EG and EU.

17	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

18	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

19	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2008. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

20	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

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GLOBAL TECHNOLOGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Global Technology Portfolio	0.80	7.36	12.21	5.19	6.09	16.72	0.17	5
MSCI World IT Index (Net)[19]	0.48	7.06	12.37	3.39	7.28	15.18	0.18	5
MSCI World Index (Net)[19]	-0.47	10.64	15.83	5.86	7.36	N/A	N/A	N/A
Inception Date: January 11, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

30

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Growth Portfolio

December 31, 2008

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 11, 2009

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2008.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the US economy over time. Normally, the Portfolio emphasizes investments in large- and mid-capitalization companies; however, the Portfolio has the flexibility to invest across the capitalization spectrum. The Portfolio is designed for those seeking exposure to companies of various sizes. The Portfolio may invest in zero coupon securities and payment-in-kind bonds, depositary receipts and asset-backed securities. The Portfolio may also enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures or forward agreements.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the Russell 3000 Growth Index, and the broad market, as represented by the Standard & Poor’s (S&P) 500 Stock Index, for the one-, five- and 10-year periods ended December 31, 2008.

The Portfolio underperformed the benchmark for the annual reporting period ended December 31, 2008. Technology, energy and consumer discretionary holdings as well as an underweight to consumer staples versus the benchmark were responsible for negative relative performance. The Portfolio benefited from favorable relative performance in a number of health care and industrial holdings.

In the second half of 2008, as capital markets became more risk averse in the face of rapidly deteriorating global economic growth, relative performance stabilized. Health care holdings and industrials were the strongest contributors to relative performance. Additionally, select financial holdings added to relative performance in a sector that generally experienced dismal share price performance. This positive performance was offset by technology, consumer and energy holdings that moved lower in response to softening demand.

MARKET REVIEW AND INVESTMENT STRATEGY

The annual period ended December 31, 2008, was marked by a wholesale flight to safety as evidence mounted that the global economy was entering recession. The S&P 500 Stock Index’s return for 2008 was the worst single year in the reported history of the index, and among the worst ever based on index reconstructions dating back to the 1800s. No equity sector was spared from 2008’s broad downturn as every sector of the market declined. Consumer staples stocks plunged the least, while financials fared worst. As concerns around the deterioration of the global economy grew over the course of the year, volatility and risk aversion intensified, and panicky investors overwhelmingly based decisions on an urgent desire to flee any hint of risk.

Certainly, current economic conditions are grim. Global industrial production is plummeting, unemployment is rising quickly and credit markets remain nearly frozen. The US led much of the developed world into recession, while emerging-market economies that have powered global growth in recent years, such as China, have also slowed sharply. The US Growth Portfolio Oversight Group (the “Group”) expected the global economy to slow in late 2008, but we underestimated the severity and speed of the economic decline and financial turmoil. The Group has significantly cut its forecasts for global growth and believe the euro-area, Japanese and UK economies will contract in 2009. The Group also expects financial markets to remain volatile for some time.

In short, economies and financial markets are stuck in a vicious cycle. Fears of an economic depression accelerated the deleveraging in financial markets. As a result, credit tightened and consumers, corporations and municipal governments cut spending, slowing the economy more. But the cycle can be broken. While the current crisis is as severe as any in modern history, the magnitude and global scope of the policy response in both developed and developing economies is unparalleled. Some market adjustments such as major fiscal stimulus plans, aggressive monetary easing, government guarantees of bank deposits and liabilities, a plunge in oil prices and lower interbank lending rates are helping too.

In this environment, the Group remains committed to consistently applying its disciplined investment approach in order to identify companies judged to have distinctly superior long-term growth prospects. Companies with strong market leadership, preemptive capital strength and superior relative growth prospects that are attractively valued continue to be our the Group’s focus.

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AllianceBernstein Variable Products Series Fund

And while the current economic environment continues to drive extraordinary volatility in the capital markets, the Group remains cognizant of the need for balance in the Portfolio. Certainly stability and leadership are important qualities in these difficult times, but there is also a desire to maintain appropriate exposure to upside opportunities. As lower-volatility holdings in areas such as health care and consumer staples have outperformed, the Group has looked for opportunities to expand the Portfolio’s exposure in companies that stand to benefit early from a recovery. Along those lines, as expectations (and prices) have been reduced, the Group is becoming increasingly attentive to opportunities built around strong company fundamentals in select areas of the technology and industrial sectors.

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GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performances and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 3000 Growth Index nor the unmanaged Standard & Poor’s (S&P) 500 Stock Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 3000 Growth Index contains those securities in the Russell 3000 Index with a greater-than-average growth orientation. The unmanaged Russell 3000 Index is compromised of 3000 of the largest capitalized companies that are traded in the United States. The S&P 500 Stock Index is compromised of 500 US companies and is a common measure of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectation, the price of these stocks can be severely negatively affected. The Portfolio can invest in small-cap and mid-cap companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A portfolio’s investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets and financial resources. The Portfolio can invest in foreign securities. Foreign markets can be more volatile than the US market due to increased risks of adverse issuer, political, market or economic developments. In addition, fluctuations in the value of investments in foreign currency denominated securities may be magnified by changes in foreign exchange rates. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investments objectives, it may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from and in certain cases, greater than the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products Prospectus for a description of those fees and expenses and speak to your insurance agent of financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

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GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2008	1 Year	5 Years	10 Years
AllianceBernstein Growth Portfolio Class A*	-42.43%	-3.73%	-3.76%
AllianceBernstein Growth Portfolio Class B*	-42.55%	-3.96%	-4.87%**
Russell 3000 Growth Index	-38.44%	-3.33%	-4.01%
S&P 500 Stock Index	-37.00%	-2.19%	-1.38%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2008, by 0.03%.

** Since inception of the Portfolio’s Class B shares on 6/1/99.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.90% and 1.15% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/98 – 12/31/08

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Growth Portfolio Class A shares (from 12/31/98 to 12/31/08) as compared to the performance of the Portfolio’s benchmark, the Russell 3000 Growth Index, and the broad market, as represented by the S&P 500 Stock Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

4

GROWTH PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Growth Portfolio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$670.57	$4.03	0.96%
Hypothetical (5% return before expenses)	$1,000	$1,020.31	$4.88	0.96%

Class B
Actual	$1,000	$669.79	$5.08	1.21%
Hypothetical (5% return before expenses)	$1,000	$1,019.05	$6.14	1.21%

*	Expenses are equal to each class’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

5

GROWTH PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2008	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Gilead Sciences, Inc.	$4,025,741	4.6%
Genentech, Inc.	3,948,174	4.5
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	3,577,583	4.1
Google, Inc.—Class A	3,328,773	3.8
Medco Health Solutions, Inc.	3,100,502	3.6
SAIC, Inc.	2,968,168	3.4
Salesforce.com, Inc.	2,759,262	3.2
Cameron International Corp.	2,693,700	3.1
Apple, Inc.	2,519,020	2.9
Strayer Education, Inc.	2,409,968	2.8

	$31,330,891	36.0%

SECTOR DIVERSIFICATION

December 31, 2008

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$26,948,703	30.9%
Health Care	25,648,322	29.4
Energy	7,088,636	8.1
Industrials	7,073,397	8.1
Consumer Discretionary	6,417,727	7.4
Consumer Staples	6,043,007	6.9
Financials	5,281,883	6.1
Telecommunication Services	1,952,712	2.3
Materials	689,430	0.8

Total Investments	$87,143,817	100.0%

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

6

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2008	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.9%

INFORMATION TECHNOLOGY–30.9%
COMMUNICATIONS EQUIPMENT–6.1%
F5 Networks, Inc.(a)	70,400	$1,609,344
Juniper Networks, Inc.(a)	134,870	2,361,574
QUALCOMM, Inc.	37,920	1,358,673

		5,329,591

COMPUTERS & PERIPHERALS–2.9%
Apple, Inc.(a)	29,514	2,519,020

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–1.6%
Dolby Laboratories, Inc.–Class A(a)	19,290	631,940
Mettler Toledo International, Inc.(a)	12,000	808,800

		1,440,740

INTERNET SOFTWARE & SERVICES–3.8%
Google, Inc.–Class A(a)	10,820	3,328,773

IT SERVICES–8.5%
Accenture Ltd.–Class A	58,000	1,901,820
Alliance Data Systems Corp.(a)	39,600	1,842,588
SAIC, Inc.(a)	152,370	2,968,168
Visa, Inc.–Class A	12,900	676,605

		7,389,181

SOFTWARE–8.0%
Activision Blizzard, Inc.(a)	203,000	1,753,920
Adobe Systems, Inc.(a)	28,380	604,210
Ansys, Inc.(a)	65,400	1,824,006
Salesforce.com, Inc.(a)	86,200	2,759,262

		6,941,398

		26,948,703

HEALTH CARE–29.4%
BIOTECHNOLOGY–11.7%
Celgene Corp.(a)	40,840	2,257,635
Genentech, Inc.(a)	47,620	3,948,174
Gilead Sciences, Inc.(a)	78,720	4,025,741

		10,231,550

HEALTH CARE EQUIPMENT & SUPPLIES–8.9%
Alcon, Inc.	14,990	1,336,958
Baxter International, Inc.	40,900	2,191,831
Becton Dickinson & Co.	11,600	793,324
Covidien Ltd.	39,400	1,427,856
Intuitive Surgical, Inc.(a)	1,120	142,229
Varian Medical Systems, Inc.(a)	54,100	1,895,664

		7,787,862

HEALTH CARE PROVIDERS & SERVICES–3.6%
Medco Health Solutions, Inc.(a)	73,980	3,100,502

Company	Shares	U.S. $ Value

LIFE SCIENCES TOOLS & SERVICES–1.1%
Illumina, Inc.(a)	36,500	$950,825

PHARMACEUTICALS–4.1%
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	84,040	3,577,583

		25,648,322

ENERGY–8.1%
ENERGY EQUIPMENT & SERVICES–6.4%
Cameron International Corp.(a)	131,400	2,693,700
FMC Technologies, Inc.(a)	27,100	645,793
National Oilwell Varco, Inc.(a)	25,400	620,776
Schlumberger Ltd.	38,430	1,626,742

		5,587,011

OIL, GAS & CONSUMABLE FUELS–1.7%
EOG Resources, Inc.	11,800	785,644
XTO Energy, Inc.	20,300	715,981

		1,501,625

		7,088,636

INDUSTRIALS–8.1%
CONSTRUCTION & ENGINEERING–3.4%
Fluor Corp.	31,700	1,422,379
Jacobs Engineering Group, Inc.(a)	31,220	1,501,682

		2,924,061

ELECTRICAL EQUIPMENT–3.2%
Ametek, Inc.	47,210	1,426,214
Emerson Electric Co.	37,580	1,375,804

		2,802,018

MACHINERY–1.5%
Danaher Corp.	23,800	1,347,318

		7,073,397

CONSUMER DISCRETIONARY–7.4%
DIVERSIFIED CONSUMER SERVICES–2.8%
Strayer Education, Inc.	11,240	2,409,968

HOTELS, RESTAURANTS & LEISURE–1.6%
Yum! Brands, Inc.	42,800	1,348,200

HOUSEHOLD DURABLES–0.7%
NVR, Inc.(a)	1,410	643,313

MEDIA–0.9%
The DIRECTV Group, Inc.(a)	34,600	792,686

MULTILINE RETAIL–1.4%
Kohl’s Corp.(a)	33,800	1,223,560

		6,417,727

CONSUMER STAPLES–6.9%
FOOD PRODUCTS–3.6%
General Mills, Inc.	39,100	2,375,325

7

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Kellogg Co.	16,900	$741,065

		3,116,390

HOUSEHOLD PRODUCTS–1.6%
Procter & Gamble Co.	23,200	1,434,224

TOBACCO–1.7%
Philip Morris International, Inc.	34,300	1,492,393

		6,043,007

FINANCIALS–6.1%
CAPITAL MARKETS–3.5%
The Charles Schwab Corp.	101,590	1,642,710
Greenhill & Co., Inc.	20,360	1,420,517

		3,063,227

INSURANCE–2.6%
Aflac, Inc.	48,400	2,218,656

		5,281,883

Company	Shares	U.S. $ Value

TELECOMMUNICATION SERVICES–2.2%
WIRELESS TELECOMMUNICATION SERVICES–2.2%
American Tower Corp.–Class A(a)	66,600	$1,952,712

MATERIALS–0.8%
CHEMICALS–0.8%
Monsanto Co.	9,800	689,430

TOTAL INVESTMENTS–99.9% (cost $95,208,227)		87,143,817
Other assets less liabilities–0.1%		95,909

NET ASSETS–100.0%		$87,239,726

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

8

GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $95,208,227)	$87,143,817
Cash	10,501
Receivable for capital stock sold	258,285
Dividends receivable	76,091
Receivable for investment securities sold	44,078

Total assets	87,532,772

LIABILITIES
Payable for capital stock redeemed	114,941
Printing fee payable	34,765
Advisory fee payable	54,097
Administrative fee payable	24,000
Custodian fee payable	22,214
Payable for investment securities purchased	14,826
Distribution fee payable	11,035
Transfer Agent fee payable	246
Accrued expenses	16,922

Total liabilities	293,046

NET ASSETS	$87,239,726

COMPOSITION OF NET ASSETS
Capital stock, at par	$6,713
Additional paid-in capital	161,755,443
Accumulated net realized loss on investment transactions	(66,458,020)
Net unrealized depreciation of investments	(8,064,410)

$87,239,726

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$33,991,913	2,577,540	$13.19
B	$53,247,813	4,135,233	$12.88

See notes to financial statements.

9

GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2008	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $16,923)	$944,667
Interest	18,728
Miscellaneous income	43,740

Total investment income	1,007,135

EXPENSES
Advisory fee (see Note B)	1,048,116
Distribution fee—Class B	214,608
Transfer agency—Class A	995
Transfer agency—Class B	1,580
Administrative	91,500
Custodian	85,086
Audit	53,000
Legal	20,584
Printing	5,527
Directors’ fees	2,000
Miscellaneous	4,397

Total expenses	1,527,393

Net investment loss	(520,258)

REALIZED AND UNREALIZED LOSS ON INVESTMENT TRANSACTIONS
Net realized loss on investment transactions	(17,774,738)
Net change in unrealized appreciation/depreciation of investments	(55,558,865)

Net loss on investment transactions	(73,333,603)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(73,853,861)

See notes to financial statements.

10

GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2008	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(520,258)	$(824,793)
Net realized gain (loss) on investment transactions	(17,774,738)	31,363,050
Net change in unrealized appreciation/depreciation of investments	(55,558,865)	(4,569,779)

Net increase (decrease) in net assets from operations	(73,853,861)	25,968,478
CAPITAL STOCK TRANSACTIONS
Net decrease	(36,261,841)	(53,409,240)

Total decrease	(110,115,702)	(27,440,762)
NET ASSETS
Beginning of period	197,355,428	224,796,190

End of period	$87,239,726	$197,355,428

See notes to financial statements.

11

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2008	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers seventeen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is

12

AllianceBernstein Variable Products Series Fund

defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2008:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$87,143,817		$–0	–
Level 2	–0	–	–0	–
Level 3	–0	–	–0	–

Total	$87,143,817		$–0	–

*	Other financial instruments are derivative instruments not reflected in the portfolio of investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

13

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio paid $91,500 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2008.

Brokerage commissions paid on investment transactions for the year ended December 31, 2008, amounted to $191,505, of which $973 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $969 for the year ended December 31, 2008.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

14

AllianceBernstein Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2008, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$144,230,831		$177,660,031
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$96,581,704

Gross unrealized appreciation	$4,739,776
Gross unrealized depreciation	(14,177,663)

Net unrealized depreciation	$(9,437,887)

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2008, the Portfolio had no transactions in written options.

15

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

3. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Class A
Shares sold	93,542	185,625	$1,743,430	$4,112,743
Shares redeemed	(826,834)	(1,484,406)	(14,986,519)	(32,276,016)

Net decrease	(733,292)	(1,298,781)	$(13,243,089)	$(28,163,273)

Class B
Shares sold	172,900	261,088	$2,923,873	$5,551,562
Shares redeemed	(1,457,854)	(1,442,424)	(25,942,625)	(30,797,529)

Net decrease	(1,284,954)	(1,181,336)	$(23,018,752)	$(25,245,967)

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2008.

16

AllianceBernstein Variable Products Series Fund

NOTE H: Components of Accumulated Earnings (Deficit)

As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(65,084,542	)(a)
Unrealized appreciation/(depreciation)	(9,437,887	)(b)

Total accumulated earnings/(deficit)	$(74,522,429)

(a)	On December 31, 2008, the Portfolio had a net capital loss carryforward of $52,498,835 of which $33,056,736 expires in the year 2010, $14,915,472 expires in the year 2011 and $4,526,627 expires in the year 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital loss incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio defers to January 1, 2009 post October capital losses of $12,585,707.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences primarily due to the net operating loss resulted in a net decrease in net investment loss, and a corresponding net decrease to additional paid in capital. This reclassification had no effect on net assets.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

17

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE J: Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Portfolio’s financial statements.

18

GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2008	2007	2006		2005	2004
Net asset value, beginning of period	$22.91	$20.27	$20.49		$18.30	$15.95

Income From Investment Operations
Net investment loss (a)	(.04)	(.05)	(.04)		(.08)	(.07)
Net realized and unrealized gain (loss) on investment transactions	(9.68)	2.69	(.18)		2.27	2.42

Net increase (decrease) in net asset value from operations	(9.72)	2.64	(.22)		2.19	2.35

Net asset value, end of period	$13.19	$22.91	$20.27		$20.49	$18.30

Total Return
Total investment return based on net asset value (b)	(42.43)%	13.02%	(1.07)%		11.97%	14.73%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,992	$75,834	$93,459		$123,535	$137,345
Ratio to average net assets of:
Expenses	.94%	.90%	.90	%(c)	.88%	.88%
Net investment loss	(.22)%	(.23)%	(.22	)%(c)	(.43)%	(.43)%
Portfolio turnover rate	103%	60%	55%		49%	56%

See footnote summary on page 20.

19

GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2008	2007	2006		2005	2004
Net asset value, beginning of period	$22.42	$19.90	$20.15		$18.05	$15.76

Income From Investment Operations
Net investment loss (a)	(.08)	(.10)	(.09)		(.12)	(.11)
Net realized and unrealized gain (loss) on investment transactions	(9.46)	2.62	(.16)		2.22	2.40

Net increase (decrease) in net asset value from operations	(9.54)	2.52	(.25)		2.10	2.29

Net asset value, end of period	$12.88	$22.42	$19.90		$20.15	$18.05

Total Return
Total investment return based on net asset value (b)	(42.55)%	12.66%	(1.24)%		11.64%	14.53%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$53,248	$121,521	$131,337		$167,595	$152,899
Ratio to average net assets of:
Expenses	1.19%	1.15%	1.15	%(c)	1.13%	1.13%
Net investment loss	(.47)%	(.49)%	(.47	)%(c)	(.68)%	(.68)%
Portfolio turnover rate	103%	60%	55%		49%	56%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of each share class for the year ended December 31, 2008 by 0.03%.

See notes to financial statements.

20

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of AllianceBernstein Variable Products Series Fund, Inc. and to Shareholders of AllianceBernstein Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Growth Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 11, 2009

21

GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS
Robert M. Keith, President and Chief Executive Officer	Lisa A. Shalett(2), Vice President P. Scott Wallace(2), Vice President
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer	Vadim Zlotnikov(2), Vice President Emilie D. Wrapp, Secretary
William D. Baird(2), Vice President Frank V. Caruso(2), Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer

Thomas R. Manley, Controller

CUSTODIAN AND ACCOUNTING AGENT The Bank of New York One Wall Street New York, NY 10286	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s U.S. Growth senior sector analysts, with oversight by the Adviser’s U.S. Growth Portfolio Oversight Group. Mr. William D. Baird, Mr. Frank V. Caruso, Ms. Lisa A. Shalett, Mr. P. Scott Wallace and Mr. Vadim Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of and investment decisions for the Portfolio’s portfolio.

22

GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 76 (1990)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	93	None

John H. Dobkin, # 67 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design.	91	None

Michael J. Downey, # 65 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	91	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 72 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2004.	91	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 60 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies and Adjunct Professor at Georgetown University Law Center in the 2008–2009 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	91	None

23

GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, # 56 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995–2008.	90	None

Marshall C. Turner, Jr., # 67 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was renamed Toppan Photomasks, Inc.	91	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

Earl D. Weiner, # 69 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; and member of Advisory Board of Sustainable Forestry Management Limited.	91	None

*	The address for each of the Fund’s distinterested Directors is c/o AllianceBernstein L.P., Attn; Philip L. Kirstein, 1345 Avenue of the Americas, New York, N.Y. 10105.

**	There is no stated term of office for the Fund’s Directors.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

24

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 48	President and Chief Executive Officer	Executive Vice President of the Adviser** since July 2008; Director of AllianceBernstein Investments, Inc. (“ABI”)** and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2004.

William D. Baird 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Frank V. Caruso 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Lisa A. Shalett 45	Vice President	Executive Vice President of AllianceBernstein with which she has been associated since prior to 2004.

P. Scott Wallace 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Vadim Zlotnikov 46	Vice President	Executive Vice President of AllianceBernstein with which he has been associated since prior to 2004.

Emilie D. Wrapp 53	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2004.

Joseph J. Mantineo 49	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2004.

Thomas R. Manley 57	Controller	Vice President of the Adviser**, with which he has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

25

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/29/08 ($MIL)	Portfolio
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$159.4	Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $94,000 (0.04% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Growth Portfolio	Class A 0.90% Class B 1.15%	December 31

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Directors on May 6-8, 2008.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

26

AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 29, 2008 net assets:

Portfolio	Net Assets 02/29/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Growth Portfolio	$159.4	U.S. Growth Schedule 80 bp on 1st $25m 50 bp on next $25m 40 bp on next $50m 30 bp on next $100m 25 bp on the balance Minimum account size $25m	0.441%	0.750%

The Adviser also manages The AllianceBernstein Portfolios Growth Fund (“Growth Fund”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of the Growth Fund and what would have been the effective advisory fee of the Portfolio had the fee schedule of the Growth Fund been applicable to the Portfolio:5

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee	Portfolio Adv. Fee
Growth Portfolio	Growth Fund	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.550%	0.550%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

27

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as the Portfolio are as follows:

Portfolio	ITM Mutual Fund	Fee (%)
Growth Portfolio	AllianceBernstein U.S. Growth Stock Fund Hedged/Unhedged	0.750
	AllianceBernstein U.S. Growth Stock Fund F/FVA[6]	0.700

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)7 at the approximate current asset level of the Portfolio.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[9]	Lipper Group Median	Rank
Growth Portfolio	0.750	0.778	5/14

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU10 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[11]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Growth Portfolio	0.900	0.882	8/14	0.815	38/54

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

6	This ITM fund is privately placed or institutional.

7	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

8	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

9	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

11	Most recently completed fiscal year end Class A total expense ratio.

28

AllianceBernstein Variable Products Series Fund

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2007, ABI received $320,421 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2007, the Adviser determined that it made payments in the amount of $292,023 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $786 from the Portfolio.12

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

12	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2007.

29

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,13 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli 14 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th – 75th percentile range of their comparable peers.15 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio16 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)17 for the periods ended January 31, 2008.18

	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	–2.88	0.81	1.58	10/14	47/62
3 year	4.75	8.00	7.33	9/11	42/47
5 year	11.51	12.15	12.44	7/10	34/42
10 year	2.99	4.56	4.71	7/7	20/26

13	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

14	The Deli study was originally published in 2002 based on 1997 data.

15	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

16	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

17	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

18	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

30

AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)19 versus its benchmark.20 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.21

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Growth Portfolio	–2.88	4.75	11.51	2.99	9.09	20.31	0.07	10
Russell 3000 Growth Index[20]	0.07	6.94	11.13	2.72	8.29	18.94	0.04	10
Inception Date: September 15, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

19	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

20	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2008. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

21	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

31

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Growth & Income Portfolio

December 31, 2008

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GROWTH & INCOME PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 11, 2009

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Growth & Income Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2008.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in the equity securities of US companies that AllianceBernstein L.P. (the “Adviser”) believes are undervalued. The Adviser believes that, over time, a company’s stock price will come to reflect its intrinsic economic value. The Adviser uses a disciplined investment process to evaluate the investment opportunity of the companies in the Adviser’s extensive research universe. The Portfolio may invest in companies of any size and in any industry. The Portfolio also invests in high-quality securities of non-US issuers. The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Value Index, for the one-, five- and 10-year periods ended December 31, 2008.

The Portfolio underperformed the benchmark for the annual reporting period ended December 31, 2008. Stock selection was the dominant detractor to the deficit versus the benchmark during the period. This underperformance was offset partly by positive sector selection, which was primarily attributable to an underweight in financial stocks.

For the annual period, despite largely side-stepping the carnage in financials, many of the Portfolio’s energy and economically sensitive investments underperformed as the economy abruptly slowed in response to the weight of the credit crisis. The Portfolio’s Relative Value Investment Team (the “Team”) continues to see what it believes to be better opportunities in other energy names. An underweight in financials, and strong stock selection within financials, was the largest positive contributor to relative performance for the period. In particular, the Portfolio’s ownership of property and casualty insurers contributed positively to results. The Portfolio’s investments in tobacco and defense contractors also helped.

MARKET REVIEW AND INVESTMENT STRATEGY

The credit crisis entered a new and more menacing phase during the latter part of the annual period ended December 31, 2008, with intense fear of counterparty risk paralyzing interbank lending and threatening the survival of some of the world’s most powerful financial firms. Stocks fell sharply, sinking deeper into bear-market territory, and government bonds rallied globally as investors sought safety in risk-free assets.

Loss of confidence undermined financial firms, and their collapses—and the US government’s seemingly inconsistent response—further undermined confidence. The severe difficulties that financial firms faced prompted government rescues of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, American International Group and Citigroup in the US; Bradford & Bingley in the UK; and Fortis and Dexia in the euro area. Such difficulties also led to the bankruptcy of Lehman Brothers and the rapid consolidations of Merrill Lynch with Bank of America, HBOS with Lloyds TSB and Washington Mutual with JPMorgan Chase, and Wachovia with Wells Fargo.

In the current environment, the Team’s research and disciplines led to a decided tilt toward deeper-value stocks than usual. The tilt to deeper value is shown most clearly in the Portfolio’s relative free cash flow yield (an indicator of potential value and opportunity), which, since the global credit crisis began more than a year ago, has soared to near its highest-ever level.

1

GROWTH & INCOME PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800. 984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 1000 Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio’s assets can be invested in foreign securities, which may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

GROWTH & INCOME PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2008	1 Year	5 Years	10 Years
AllianceBernstein Growth & Income Portfolio Class A*	-40.60%	-3.06%	1.19%
AllianceBernstein Growth & Income Portfolio Class B*	-40.69%	-3.28%	0.08%	**
Russell 1000 Value Index	-36.85%	0.79%	1.36%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2008, by 0.46%.

** Since inception of the Portfolio’s Class B Shares on 6/1/99.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.59% and 0.84% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/98 – 12/31/08

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Growth & Income Portfolio Class A shares (from 12/31/98 to 12/31/08) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

GROWTH & INCOME PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Growth & Income Portfolio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$715.06	$2.80	0.65%
Hypothetical (5% return before expenses)	$1,000	$1,021.87	$3.30	0.65%

Class B
Actual	$1,000	$714.60	$3.88	0.90%
Hypothetical (5% return before expenses)	$1,000	$1,020.61	$4.57	0.90%

*	Expenses are equal to each class’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

4

GROWTH & INCOME PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2008	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Axis Capital Holdings Ltd.	$39,713,856	3.9%
Occidental Petroleum Corp.	38,833,926	3.8
Raytheon Co.	32,421,118	3.1
Lorillard, Inc.	31,519,936	3.1
Accenture Ltd.—Class A	30,684,882	3.0
L-3 Communications Holdings, Inc.—Class 3	29,796,791	2.9
ACE Ltd.	29,177,971	2.8
SAIC, Inc.	28,205,092	2.7
Eli Lilly & Co.	28,076,244	2.7
Exxon Mobil Corp.	26,838,846	2.6

	$315,268,662	30.6%

SECTOR DIVERSIFICATION

December 31, 2008

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Energy	$214,175,339	21.0%
Health Care	170,028,858	16.6
Financials	166,462,164	16.3
Industrials	163,098,060	15.9
Information Technology	132,953,590	13.0
Consumer Staples	56,792,131	5.6
Consumer Discretionary	56,177,339	5.5
Telecommunication Services	24,787,072	2.4
Materials	19,904,741	1.9
Utilities	18,795,693	1.8

Total Investments	$1,023,174,987	100.0%

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

5

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2008	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.2%

ENERGY–20.8%
ENERGY EQUIPMENT & SERVICES–4.1%
Baker Hughes, Inc.	688,200	$22,070,574
Cameron International Corp.(a)	540,420	11,078,610
Noble Corp.	400,440	8,845,720

		41,994,904

OIL, GAS & CONSUMABLE FUELS–16.7%
Apache Corp.	266,900	19,892,057
ConocoPhillips	324,100	16,788,380
Devon Energy Corp.	234,700	15,422,137
Exxon Mobil Corp.	336,200	26,838,846
Marathon Oil Corp.	488,400	13,362,624
Occidental Petroleum Corp.	647,340	38,833,926
Total SA (Sponsored) (ADR)	468,450	25,905,285
Valero Energy Corp.	699,500	15,137,180

		172,180,435

		214,175,339

HEALTH CARE–16.5%
BIOTECHNOLOGY–1.6%
Biogen Idec, Inc.(a)	341,300	16,256,119

HEALTH CARE EQUIPMENT & SUPPLIES–0.4%
Varian Medical Systems, Inc.(a)	122,700	4,299,408

HEALTH CARE PROVIDERS & SERVICES–3.4%
Aetna, Inc.	915,600	26,094,600
Cigna Corp.	531,100	8,949,035

		35,043,635

PHARMACEUTICALS–11.1%
Eli Lilly & Co.	697,200	28,076,244
Forest Laboratories, Inc.(a)	383,520	9,768,255
Merck & Co., Inc.	537,910	16,352,464
Novartis AG (Sponsored) (ADR)	424,000	21,098,240
Schering-Plough Corp.	772,200	13,150,566
Wyeth	692,720	25,983,927

		114,429,696

		170,028,858

FINANCIALS–16.1%
CAPITAL MARKETS–3.0%
Ameriprise Financial, Inc.	384,120	8,973,043
BlackRock, Inc.–Class A	94,200	12,636,930
Invesco Ltd.	187,700	2,710,388
TD Ameritrade Holding Corp.(a)	464,260	6,615,705

		30,936,066

INSURANCE–13.1%
ACE Ltd.	551,360	29,177,971
Arch Capital Group Ltd.(a)	380,477	26,671,438
Axis Capital Holdings Ltd.	1,363,800	39,713,856

Company	Shares	U.S. $ Value

Loews Corp.	866,170	$24,469,303
MetLife, Inc.	101,900	3,552,234
RenaissanceRe Holdings Ltd.	231,600	11,941,296

		135,526,098

		166,462,164

INDUSTRIALS–15.8%
AEROSPACE & DEFENSE–9.5%
Goodrich Corp.	441,700	16,351,734
Honeywell International, Inc.	480,070	15,760,698
L-3 Communications Holdings, Inc.–Class 3	403,860	29,796,791
Raytheon Co.	635,210	32,421,118
United Technologies Corp.	69,400	3,719,840

		98,050,181

COMMERCIAL SERVICES & SUPPLIES–0.2%
The Brink’s Co.	67,100	1,803,648

CONSTRUCTION & ENGINEERING–1.6%
Fluor Corp.	364,680	16,363,191

ELECTRICAL EQUIPMENT–0.3%
Hubbell, Inc.–Class B	110,820	3,621,598

MACHINERY–3.3%
AGCO Corp.(a)	334,500	7,890,855
Cummins, Inc.	441,900	11,811,987
Joy Global, Inc.	458,200	10,488,198
Timken Co.	207,400	4,071,262

		34,262,302

TRADING COMPANIES & DISTRIBUTORS–0.9%
WESCO International, Inc.(a)	467,870	8,997,140

		163,098,060

INFORMATION TECHNOLOGY–12.9%
COMMUNICATIONS EQUIPMENT–1.0%
F5 Networks, Inc.(a)	385,300	8,807,958
Juniper Networks, Inc.(a)	93,660	1,639,987

		10,447,945

COMPUTERS & PERIPHERALS–0.3%
Hewlett-Packard Co.	92,700	3,364,083

IT SERVICES–7.6%
Accenture Ltd.–Class A	935,800	30,684,882
Alliance Data Systems Corp.(a)	426,300	19,835,739
SAIC, Inc.(a)	1,447,900	28,205,092

		78,725,713

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.8%
Analog Devices, Inc.	187,500	$3,566,250
Applied Materials, Inc.	279,600	2,832,348
Integrated Device Technology, Inc.(a)	292,000	1,638,120

		8,036,718

SOFTWARE–3.2%
Adobe Systems, Inc.(a)	359,500	7,653,755
Symantec Corp.(a)	1,828,800	24,725,376

		32,379,131

		132,953,590

CONSUMER STAPLES–5.5%
FOOD & STAPLES RETAILING–0.3%
Safeway, Inc.	148,700	3,534,599

TOBACCO–5.2%
Lorillard, Inc.	559,360	31,519,936
Philip Morris International, Inc.	499,600	21,737,596

		53,257,532

		56,792,131

CONSUMER DISCRETIONARY–5.5%
AUTO COMPONENTS–0.6%
WABCO Holdings, Inc.	411,990	6,505,322

DIVERSIFIED CONSUMER SERVICES–0.2%
Brink’s Home Security Holdings, Inc.(a)	68,600	1,503,712

HOUSEHOLD DURABLES–0.8%
DR Horton, Inc.	492,183	3,479,734
NVR, Inc.(a)	6,450	2,942,812
Pulte Homes, Inc.	134,840	1,473,801

		7,896,347

MEDIA–3.9%
The DIRECTV Group, Inc.(a)	158,300	3,626,653
DISH Network Corp.– Class A(a)	817,730	9,068,626

Company	Shares	U.S. $ Value

News Corp.–Class A	315,500	$2,867,895
Omnicom Group, Inc.	245,200	6,600,784
Time Warner, Inc.	1,800,000	18,108,000

		40,271,958

		56,177,339

TELECOMMUNICATION SERVICES–2.4%
DIVERSIFIED TELECOMMUNICATION SERVICES–2.2%
CenturyTel, Inc.	143,600	3,924,588
Qwest Communications International, Inc.	5,282,800	19,229,392

		23,153,980

WIRELESS TELECOMMUNICATION SERVICES–0.2%
Sprint Nextel Corp.(a)	892,400	1,633,092

		24,787,072

MATERIALS–1.9%
CHEMICALS–1.6%
CF Industries Holdings, Inc.	139,900	6,877,484
Eastman Chemical Co.	183,300	5,812,443
FMC Corp.	81,280	3,635,654

		16,325,581

METALS & MINING–0.3%
AK Steel Holding Corp.	384,030	3,579,160

		19,904,741

UTILITIES–1.8%
ELECTRIC UTILITIES–1.8%
Entergy Corp.	226,100	18,795,693

TOTAL INVESTMENTS–99.2% (cost $1,185,850,642)		1,023,174,987
Other assets less liabilities–0.8%		8,738,787

NET ASSETS–100.0%		$1,031,913,774

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

7

GROWTH & INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $1,185,850,642)	$1,023,174,987
Cash	8,431,856
Dividends receivable	1,769,628
Receivable for capital stock sold	985,558

Total assets	1,034,362,029

LIABILITIES
Payable for capital stock redeemed	954,199
Payable for investment securities purchased	534,954
Advisory fee payable	451,519
Printing fee payable	225,934
Distribution fee payable	163,173
Administrative fee payable	23,750
Transfer Agent fee payable	161
Accrued expenses	94,565

Total liabilities	2,448,255

NET ASSETS	$1,031,913,774

COMPOSITION OF NET ASSETS
Capital stock, at par	$79,400
Additional paid-in capital	1,554,239,542
Undistributed net investment income	22,390,737
Accumulated net realized loss on investment transactions	(382,120,250)
Net unrealized depreciation of investments	(162,675,655)

$1,031,913,774

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$211,919,956	16,171,601	$13.10
B	$819,993,818	63,228,876	$12.97

See notes to financial statements.

8

GROWTH & INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2008	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $480,646)	$35,144,718
Interest.	210,362

Total investment income	35,355,080

EXPENSES
Advisory fee (see Note B)	8,731,033
Distribution fee—Class B	3,154,150
Transfer agency—Class A	1,494
Transfer agency—Class B	5,776
Printing	619,571
Custodian	248,705
Administrative	91,500
Audit	53,000
Legal	33,108
Directors’ fees	2,000
Miscellaneous	24,006

Total expenses	12,964,343

Net investment income	22,390,737

REALIZED AND UNREALIZED LOSS ON INVESTMENT TRANSACTIONS
Net realized loss on investment transactions	(378,196,121)
Net change in unrealized appreciation/depreciation of investments	(448,327,173)

Net loss on investment transactions	(826,523,294)

Contributions from Adviser (see Note B)	11,869

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(804,120,688)

See notes to financial statements.

9

GROWTH & INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

Year Ended December 31, 2008	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$22,390,737	$29,698,091
Net realized gain (loss) on investment transactions	(378,196,121)	290,992,505
Net change in unrealized appreciation/depreciation of investments	(448,327,173)	(204,861,762)
Contributions from Adviser	11,869	5,490,338

Net increase (decrease) in net assets from operations	(804,120,688)	121,319,172
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(6,963,791)	(7,215,789)
Class B	(22,799,055)	(23,356,429)
Net realized gain on investment transactions
Class A	(59,285,910)	(24,491,029)
Class B	(235,239,159)	(96,075,101)
CAPITAL STOCK TRANSACTIONS
Net decrease	(54,046,163)	(299,607,323)
CAPITAL CONTRIBUTIONS
Proceeds from third party regulatory settlement (see Note E)	–0	–	99,405

Total decrease	(1,182,454,766)	(329,327,094)
NET ASSETS
Beginning of period	2,214,368,540	2,543,695,634

End of period (including undistributed net investment income of $22,390,737 and $29,524,691, respectively) .	$1,031,913,774	$2,214,368,540

See notes to financial statements.

10

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2008	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Growth & Income Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers seventeen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is

11

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2008:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$1,023,174,987		$–0	–
Level 2	–0	–	–0	–
Level 3	–0	–	–0	–

Total	$1,023,174,987		$–0	–

*	Other financial instruments are derivative instruments not reflected in the portfolio of investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. Dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

12

AllianceBernstein Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During the years ended December 31, 2008 and December 31, 2007, and in response to the Independent Directors’ request, the Adviser made payments of $11,869 and $5,490,338, respectively, to the Portfolio in connection with an error made by the Adviser in processing a claim for class action settlement proceeds on behalf of the Portfolio.

Pursuant to the investment advisory agreement, the Portfolio paid $91,500 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2008.

Brokerage commissions paid on investment transactions for the year ended December 31, 2008 amounted to $5,162,851, of which $62,028 and $0, respectively was paid to Sanford C. Bernstein & Co. LLC and Sanford C Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $969 for the year ended December 31, 2008.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

13

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2008, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$2,926,189,010		$3,257,447,632
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,233,986,112

Gross unrealized appreciation	$18,279,227
Gross unrealized depreciation	(229,090,352)

Net unrealized depreciation	$(210,811,125)

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium

14

AllianceBernstein Variable Products Series Fund

received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the year ended December 31, 2008, the Portfolio had no transactions in written options.

3. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Class A
Shares sold	1,422,289	1,718,639	$26,884,551	$46,751,786
Shares issued in reinvestment of dividends and distributions	3,373,203	1,167,409	66,249,701	31,706,818
Shares redeemed	(5,634,317)	(5,359,346)	(106,311,617)	(146,319,071)

Net decrease	(838,825)	(2,473,298)	$(13,177,365)	$(67,860,467)

Class B
Shares sold	1,933,193	1,665,190	$34,213,413	$45,161,027
Shares issued in reinvestment of dividends and distributions	13,259,929	4,434,888	258,038,214	119,431,530
Shares redeemed	(18,180,823)	(14,662,672)	(333,120,425)	(396,339,413)

Net decrease	(2,987,701)	(8,562,594)	$(40,868,798)	$(231,746,856)

During the year ended December 31, 2007, the Portfolio received $99,405 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Portfolio’s statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

15

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2008.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$69,586,813	$38,271,652
Net long-term capital gains	254,701,102	112,866,696

Total taxable distributions	324,287,915	151,138,348

Total distributions paid	$324,287,915	$151,138,348

As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$22,390,737
Accumulated capital and other losses	(333,984,780	)(a)
Unrealized appreciation/(depreciation)	(210,811,125	)(b)

Total accumulated earnings/(deficit)	$(522,405,168)

(a)	On December 31, 2008, the Portfolio had a net capital loss carryforward for federal income tax purposes of $242,328,682 of which $242,328,682 expires in the year 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital and foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio defers post-October capital losses of $91,656,098 to January 1, 2009.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences primarily due to a distribution reclassification, contribution from advisor, and the utilization of earnings and profits to shareholders on redemption of shares resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized loss on investments and a net decrease to additional paid in capital. This reclassification had no effect on net assets.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

16

AllianceBernstein Variable Products Series Fund

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Portfolio’s financial statements.

17

GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2008	2007	2006		2005		2004
Net asset value, beginning of period	$26.82	$27.19	$24.88		$24.08		$21.80

Income From Investment Operations
Net investment income (a)	.30	.39	.36		.31		.36	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(9.77)	.97	3.66		.85		2.12
Contributions from Adviser	.00 (c)	.06	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(9.47)	1.42	4.02		1.16		2.48

Less: Dividends and Distributions
Dividends from net investment income	(.45)	(.41)	(.37)		(.36)		(.20)
Distributions from net realized gain on investment transactions	(3.80)	(1.38)	(1.34)		–0	–	–0	–

Total dividends and distributions	(4.25)	(1.79)	(1.71)		(.36)		(.20)

Net asset value, end of period	$13.10	$26.82	$27.19		$24.88		$24.08

Total Return
Total investment return based on net asset value (d)	(40.60)%*	5.12%**	17.29%		4.86%		11.46%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$211,920	$456,159	$529,732		$571,372		$627,689
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.62%	.59%	.61	%(e)	.59%		.60%
Expenses, before waivers and reimbursements	.62%	.59%	.61	%(e)	.59%		.65%
Net investment income	1.61%	1.43%	1.42	%(e)	1.29%		1.62	%(b)
Portfolio turnover rate	184%	74%	60%		72%		50%

See footnote summary on page 19.

18

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2008	2007	2006		2005		2004
Net asset value, beginning of period	$26.55	$26.93	$24.65		$23.87		$21.62

Income From Investment Operations
Net investment income (a)	.25	.32	.29		.25		.31	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(9.66)	.96	3.63		.83		2.10
Contributions from Adviser	.00 (c)	.06	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(9.41)	1.34	3.92		1.08		2.41

Less: Dividends and Distributions
Dividends from net investment income	(.37)	(.34)	(.30)		(.30)		(.16)
Distributions from net realized gain on investment transactions	(3.80)	(1.38)	(1.34)		–0	–	–0	–

Total dividends and distributions	(4.17)	(1.72)	(1.64)		(.30)		(.16)

Net asset value, end of period	$12.97	$26.55	$26.93		$24.65		$23.87

Total Return
Total investment return based on net asset value (d)	(40.69)%*	4.86%**	16.98%		4.60%		11.22%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$819,994	$1,758,210	$2,013,964		$2,073,693		$2,044,741
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.87%	.84%	.86	%(e)	.85%		.85%
Expenses, before waivers and reimbursements	.87%	.84%	.86	%(e)	.85%		.90%
Net investment income	1.36%	1.18%	1.17	%(e)	1.05%		1.39	%(b)
Portfolio turnover rate	184%	74%	60%		72%		50%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Amount less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of each share class for the year ended December 31, 2008 by 0.46%.

**	Includes the impact of proceeds received and credited to the Portfolio in connection with an error made by the Adviser in processing a class action settlement claim, which enhanced the performance of each share class for the year ended December 31, 2007 by 0.19% (see Note B).

See notes to financial statements.

19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Growth & Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Growth & Income Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Growth & Income Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 11, 2009

20

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For corporate shareholders, 65.86% of the total ordinary income distribution paid during the fiscal year ended December 31, 2008 qualifies for the corporate dividends received deduction.

For the year ended December 31, 2008, the Portfolio designates from distributions paid $254,701,102 as capital gain dividends.

21

GROWTH & INCOME PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS
Robert M. Keith, President and Chief Executive Officer Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Frank V. Caruso(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Thomas R. Manley, Controller

CUSTODIAN and ACCOUNTING AGENT The Bank of New York One Wall Street New York, NY 10286	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by Mr. Frank V. Caruso, a member of the Adviser’s Relative Value Investment Team.

22

GROWTH & INCOME PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 76 (1990)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	93	None

John H. Dobkin, # 67 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design.	91	None

Michael J. Downey, # 65 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	91	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 72 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2004.	91	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 60 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies and Adjunct Professor at Georgetown University Law Center in the 2008-2009 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	91	None

23

GROWTH & INCOME PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody # 56 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008.	90	None

Marshall C. Turner, Jr., # 67 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was renamed Toppan Photomasks, Inc.	91	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

Earl D. Weiner, # 69 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; and member of Advisory Board of Sustainable Forestry Management Limited.	91	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

24

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS,* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 48	President and Chief Executive Officer	Executive Vice President of the Adviser** since July 2008; Director of AllianceBernstein Investments, Inc. (“ABI”)** and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2004.

Frank V. Caruso 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Emilie D. Wrapp 53	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2004.

Joseph J. Mantineo 49	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2004.

Thomas R. Manley 57	Controller	Vice President of the Adviser**, with which he has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

25

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Growth & Income Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/29/08 ($MIL)	Portfolio
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$1,912.8	Growth & Income Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $94,000 (0.004% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Growth & Income Portfolio	Class A 0.59%	December 31
Class B 0.84%

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Directors on May 6-8, 2008.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

26

AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 29, 2008 net assets:

Portfolio	Net Assets 02/29/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Portfolio Advisory Fee (%)
Growth & Income Portfolio	$1,912.8	Relative Value Schedule 65 bp on 1st $25m 50 bp on next $25m 40 bp on next $50m 30 bp on next $100m 25 bp on the balance Minimum account size $25m	0.265	0.550

The Adviser also manages AllianceBernstein Growth & Income Fund, Inc. (“Growth & Income Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of AllianceBernstein Growth & Income Fund, Inc.5 and what would have been the effective advisory fee of the Portfolio had the fee schedule of Growth & Income Fund, Inc. been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Portfolio Adv. Fee (%)
Growth & Income Portfolio	Growth & Income Fund, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.750	0.750

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

27

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth for American Value Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio. It should be noted that Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

Fund	Fee
American Value Portfolio
Class A	1.50%
Class I (Institutional)	0.70%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the following fees for each of these sub-advisory relationships:

Portfolio	Sub-Advised Fund	Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
Growth & Income Portfolio	Client No. 1	0.30% on first $1 billion 0.25% on next $500 million 0.20% thereafter	0.265	0.550

	Client No.2[6]	0.30%	0.300	0.550

It is fair to note that the services the Adviser provides, pursuant to the sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)7 at the approximate current asset level of the Portfolio.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Adviser and the Senior Officer, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee[9]	Lipper Group Median	Rank
Growth & Income Portfolio[10]	0.550	0.567	8/20

6	The client is an affiliate of the Adviser.

7	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

8	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

9	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

10	The Portfolio’s EG includes the Portfolio, seven other variable insurance product (“VIP”) Large-Cap Value funds (“LCVE”) and twelve VIP Large-Cap Core funds (“LCCE”).

28

AllianceBernstein Variable Products Series Fund

However, because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.11 A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.12

Portfolio	Expense Ratio (%)[13]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Growth & Income Portfolio[14]	0.613	0.613	11/20	0.802	19/105

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2007, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $4,811,927 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2007, the Adviser determined that it made payments in the amount of $1,621,722 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

11	It should be noted that the expansion of the Portfolio’s EU was not requested by the Adviser or the Senior Officer. They requested that only the EG be expanded.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

14	The Portfolio’s EU includes the Portfolio, EG and all other VIP LCVE and LCCE funds, excluding outliers.

29

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $786 from the Portfolio.15

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli 17 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th–75th percentile range of their comparable peers.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

15	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2007.

16	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

17	The Deli study was originally published in 2002 based on 1997 data.

18	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

30

AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio19 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended January 31, 2008.21

	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	-2.77	-5.08	-3.58	2/8	20/44
3 year	6.97	6.97	8.23	4/7	30/40
5 year	12.73	12.59	12.99	3/7	21/36
10 year	7.96	6.09	5.59	2/4	3/14

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)22 versus its benchmark.23 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Growth & Income Portfolio	-2.77	6.97	12.73	7.96	10.87	15.68	0.33	10
Russell 1000 Value Index	-5.38	8.48	14.25	7.40	12.81	13.93	0.32	10
Inception Date: January 14, 1991

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

19	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

20	The Portfolio’s PG and PU are not identical to the Portfolio’s EG and EU. The criteria for including in or excluding a fund in/from a PU is somewhat different from that of an EU.

21	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

22	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

23	The Adviser provided Portfolio and benchmark performance return information for periods through December 31, 2007.

24	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

31

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein International Growth Portfolio

December 31, 2008

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 11, 2009

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein International Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2008.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries. The Portfolio’s investment process relies upon comprehensive fundamental company research produced by the Adviser’s large research team of non-US analysts covering both developed and emerging markets around the globe. The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its benchmarks, the Morgan Stanley Capital International (MSCI) All Country (AC) World (ex-US) Index (net and gross) and the MSCI World (ex-US) Index (net), for the one-, five- and 10-year periods ended December 31, 2008.

The Portfolio underperformed the benchmarks for the annual reporting period ended December 31, 2008. This underperformance was due almost entirely to stock selection. Sector positioning, a by-product of stock selection, added to overall performance. For the annual period the Portfolio’s performance was offset by an underweight in utilities versus the benchmarks, which performed well, and an overweight in materials, which performed poorly. The Portfolio was underweight in financials versus the benchmarks, and, as financials performed poorly, this added to overall performance. It was also overweight versus the benchmarks in the more defensive health care and consumer staples sectors, which performed relatively well, and this helped performance.

From a country perspective, the Portfolio’s stock selection in the UK, Switzerland and Australia was poor, and this dominated overall performance. Overweights in Russia and Greece also detracted from performance. Overweights in the UK and Switzerland contributed to performance, as these markets performed relatively better.

MARKET REVIEW AND INVESTMENT STRATEGY

Equity markets plummeted in 2008. Financial markets experienced negative returns as it became clear that the turmoil created by a collapsing US housing market would spread and impact financial stocks first, and the global economy second.

The first six months of the annual period ended December 31, 2008, were dominated by concerns about financial market contagion. As the extent of the credit woes became more apparent, and as the environment deteriorated, investors began to shun risky assets in favor of safety, certainty and security. The wholesale flight to safety intensified during the fourth quarter of 2008, as evidence mounted that the global economy was entering a severe downturn. The yield on Treasury bills also fell, and remained near zero, showing that investors were willing to forego a return on their investment in exchange for security. Government bond yields also hit near record lows. Yield spreads on investment-grade corporate bonds shot to peaks not seen since the Great Depression, and the MSCI World Index extended its losses to -40.71% for the annual period—in US dollars—the worst annual return since its inception in 1970.

The Portfolio’s International Growth Portfolio Oversight Group (the “Group”) expected the global economy to slow in 2008, but underestimated the severity and the speed of the economic decline and the further financial turmoil this generated. The Group has significantly cut its forecasts for global growth and expects the Euro area, Japan and UK economies to contract in 2009. It also expects financial markets to remain volatile for some time.

Equities are selling at dramatic discounts to historic norms. In November 2008, the MSCI AC World Index (which includes both developed and developing markets) fell back to its level of March 1997, although the world today produces more than twice as much economic output and corporate earnings as it did then. Therefore, valuations appear far more attractive now.

A key component driving down valuations—aside from fears of an economic depression—is forced selling by leveraged investors such as hedge funds and banks. Many are deleveraging to reduce risk, meet margin calls or fund redemptions. And it’s not just leveraged investors who are being forced to liquidate positions into a market flooded with sell orders. US mutual funds suffered net outflows of $126 billion in October alone.

In short, economies and financial markets are stuck in a vicious cycle. Fears of an economic depression are accelerating the deleveraging in financial markets. As a result, credit is tightening, and consumers, corporations and municipal governments are spending less, which slows the economy down further.

1

AllianceBernstein Variable Products Series Fund

The Group believes that the policy response to mitigate the downturn being experienced is both unprecedented and extraordinary and will eventually work. There has been aggressive global monetary easing, led by the US Federal Reserve. Fiscal stimulus plans in most major and minor economies are in the process of being implemented. Governments have guaranteed both bank deposits and liabilities and have demonstrated that they will do all that is necessary to restore confidence in the financial system. In addition, oil prices have collapsed from their peak of $145 a barrel on July 10 to close to $40 currently, translating into billions (in USD) saved in annualized global spending.

In sum, while investors face the most challenging environment in decades, the building blocks of an eventual recovery may be falling into place. As tempting as it may be for investors to stay on the sidelines until a recovery is clearly underway, history suggests that would be a mistake. The Portfolio has been adjusted, so as to increase exposure to stable growth companies that have strong balance sheets and reliable revenue streams that can help them weather the current crisis. The Group has balanced this with exposure to companies that it believes are likely to be early beneficiaries of a recovery.

Although the market upheaval has been painful to equity investors generally and to the Portfolio in particular, the Group believes the Portfolio is positioned to do well in the rebound the Group expects. While a year like 2008 creates powerful temptations to react to real and perceived emergencies by tossing aside time-tested investment strategies and principles, the Group firmly believes that staying true to its research and discipline is never more critical than in a crisis; it is for this reason that the Group has adhered to its process and constructed a Portfolio that it believes will benefit from the recovery, when it comes.

The Portfolio’s overall investment strategy, with a focus on research-driven stock selection, remains intact. During the annual period, the Group continued to place emphasis on companies it believes will exhibit future growth rates that exceed the market’s expectations. The Portfolio remained well-diversified with strong representation in both developed and emerging markets, and in a wide array of economic sectors.

2

INTERNATIONAL GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Morgan Stanley Capital International (MSCI) World (ex-US) Index (net), nor the unmanaged MSCI All Country (AC) World (ex-US) Index (net and gross) reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World (ex-US) Index (net and gross) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the US. The MSCI World (ex-US) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance in 23 developed market countries, excluding the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

The MSCI World (ex-US) Index values are calculated using net returns. The MSCI AC World (ex-US) Index values are calculated using net and gross returns. Net returns approximate the minimum possible dividend reinvestment—the dividend reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. In calculating gross returns, the amount of the dividend reinvested is the dividend distributed to individuals resident in the country of the company, but does not include tax credits.

A Word About Risk

Substantially all of the Portfolio’s assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Portfolio may invest in securities of emerging market nations. These investments have additional risks, such as illiquid or thinly traded markets, company management risk, heightened political instability and currency volatility. Accounting standards and market regulations in emerging market nations are not the same as those in the US. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

3

INTERNATIONAL GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Returns
PERIODS ENDED DECEMBER 31, 2008	1 Year	5 Years	10 Years
AllianceBernstein International Growth Portfolio Class A*	-48.85%	2.88%	4.83%
AllianceBernstein International Growth Portfolio Class B*	-48.96%	2.62%	0.60%	**
MSCI All Country World (ex-US) Index (net)	-45.53%	2.56%	n/a
MSCI All Country World (ex-US) Index (gross)	-45.24%	3.00%	2.27%
MSCI World (ex-US) Index (net)	-43.56%	1.91%	1.18%

n/a: not available

* Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2008, by 0.01%.

** Since inception of the Portfolio’s Class B shares on 7/3/00.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.21% and 1.45% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/98 – 12/31/08

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Growth Portfolio Class A shares (from 12/31/98 to 12/31/08) as compared to the performance of the Portfolio’s benchmarks, the MSCI World (ex-US) Index (net) and the MSCI AC World (ex-US) Index (gross). Net return values for the MSCI AC World (ex-US) Index are not available for the full 10-year time interval from 12/31/98–12/31/08. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

4

INTERNATIONAL GROWTH PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

International Growth Portfolio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$551.29	$3.98	1.02%
Hypothetical (5% return before expenses)	$1,000	$1,020.01	$5.18	1.02%

Class B
Actual	$1,000	$550.58	$4.95	1.27%
Hypothetical (5% return before expenses)	$1,000	$1,018.75	$6.44	1.27%

*	Expenses are equal to each class’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

5

INTERNATIONAL GROWTH PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2008	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Banco Santander Central Hispano SA	$3,357,312	2.7%
Tesco PLC	3,281,231	2.6
Industrial & Commercial Bank of China Ltd.—Class H	3,213,109	2.6
BP PLC	2,925,760	2.3
British American Tobacco PLC	2,518,765	2.0
Roche Holding AG	2,445,336	1.9
Novartis AG	2,401,506	1.9
Vodafone Group PLC	2,377,788	1.9
BG Group PLC	2,226,253	1.8
Total SA	2,173,215	1.7

	$26,920,275	21.4%

SECTOR DIVERSIFICATION

December 31, 2008

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$25,164,742	21.2%
Health Care	14,280,065	12.0
Consumer Staples	13,692,675	11.5
Energy	11,955,105	10.1
Telecommunication Services	11,783,212	9.9
Industrials	9,867,674	8.3
Consumer Discretionary	9,412,817	7.9
Information Technology	9,133,605	7.7
Materials	8,083,739	6.8
Utilities	5,387,368	4.6

Total Investments	$118,761,002	100.0%

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

6

INTERNATIONAL GROWTH PORTFOLIO
COUNTRY DIVERSIFICATION
December 31, 2008	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United Kingdom	$33,733,035	28.4%
France	13,681,254	11.5
Japan	12,094,515	10.2
Switzerland	11,544,066	9.7
Germany	9,575,043	8.1
China	6,244,460	5.3
Spain	5,509,000	4.6
Australia	4,842,940	4.1
Brazil	3,741,832	3.1
South Africa	2,377,063	2.0
Israel	1,953,963	1.6
Mexico	1,639,629	1.4
Greece	1,634,897	1.4
Other*	10,189,305	8.6

Total Investments	$118,761,002	100.0%

*	“Other” country weightings represent 1.2% or less in the following countries: Canada, Ireland, Netherlands, Norway, Poland, Russia, Singapore, Sweden, Taiwan, Thailand and United States.

7

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2008	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–94.0%

FINANCIALS–19.6%
CAPITAL MARKETS–5.7%
3i Group PLC(a)	132,836	$520,197
Credit Suisse Group AG(a)	17,492	490,206
Gottex Fund Management Holdings Ltd.(a)	39,561	101,376
ICAP PLC(a)	180,815	763,260
Julius Baer Holding AG(a)	21,996	852,506
Macquarie Group Ltd.(a)	45,665	926,787
Man Group PLC(a)	489,938	1,685,462
Partners Group Holding AG(a)	25,097	1,796,262

		7,136,056

COMMERCIAL BANKS–11.9%
Banco Santander Central Hispano SA(a)	347,523	3,357,312
Industrial & Commercial Bank of China Ltd.–Class H(a)	6,052,000	3,213,109
Investimentos Itau SA(a)	580,255	1,993,071
National Bank of Greece SA(a)	36,253	673,240
Powszechna Kasa Oszczednosci Bank Polski SA(a)	107,120	1,293,565
Siam Commercial Bank PCL(a)	879,200	1,238,666
Standard Chartered PLC(a)	141,476	1,810,334
United Overseas Bank Ltd.(a)	157,000	1,418,814

		14,998,111

DIVERSIFIED FINANCIAL SERVICES–1.1%
Deutsche Boerse AG(a)	9,093	657,869
IG Group Holdings PLC(a)	190,589	715,351

		1,373,220

INSURANCE–0.9%
Prudential PLC(a)	190,222	1,154,693

		24,662,080

HEALTH CARE–11.3%
BIOTECHNOLOGY–0.6%
CSL Ltd./Australia(a)	32,948	776,975

HEALTH CARE EQUIPMENT & SUPPLIES–0.3%
Alcon, Inc.(a)	4,300	383,517

HEALTH CARE PROVIDERS & SERVICES–0.9%
Fresenius Medical Care AG(a)	24,695	1,135,271

PHARMACEUTICALS–9.5%
AstraZeneca PLC(a)	39,454	1,614,080
Bayer AG(a)	16,193	943,540
GlaxoSmithKline PLC(a)	54,609	1,015,605
Novartis AG(a)	47,952	2,401,506
Roche Holding AG(a)	15,795	2,445,336
Sanofi-Aventis SA(a)	25,175	1,610,272

Company	Shares	U.S. $ Value

Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)(a)	45,900	$1,953,963

		11,984,302

		14,280,065

CONSUMER STAPLES–10.9%
BEVERAGES–1.2%
Fomento Economico Mexicano SAB de CV Series B (Sponsored) (ADR)(a)	20,168	607,662
Pernod-Ricard SA(a)	11,070	822,366

		1,430,028

FOOD & STAPLES RETAILING–3.3%
Seven & I Holdings Co. Ltd.(a)	25,900	890,225
Tesco PLC(a)	630,154	3,281,231

		4,171,456

FOOD PRODUCTS–2.3%
Nestle SA(a)	45,107	1,786,153
Unilever NV(a)	44,625	1,081,619

		2,867,772

HOUSEHOLD PRODUCTS–1.7%
Reckitt Benckiser PLC(a)	57,948	2,171,367

TOBACCO–2.4%
British American Tobacco PLC(a)	96,553	2,518,765
Japan Tobacco, Inc.(a)	161	533,287

		3,052,052

		13,692,675

ENERGY–9.5%
ENERGY EQUIPMENT & SERVICES–1.2%
Schlumberger Ltd.(a)	22,600	956,658
WorleyParsons Ltd.(a)	56,035	559,003

		1,515,661

OIL, GAS & CONSUMABLE FUELS–8.3%
BG Group PLC(a)	160,838	2,226,253
BP PLC(a)	379,012	2,925,760
Oil Search Ltd.(a)	347,241	1,137,045
Sasol Ltd.(a)	54,212	1,648,680
StatoilHydro ASA(a)	19,641	328,491
Total SA(a)	39,528	2,173,215

		10,439,444

		11,955,105

TELECOMMUNICATION SERVICES–9.4%
DIVERSIFIED TELECOMMUNICATION SERVICES–4.6%
China Unicom Hong Kong Ltd.(a)	368,000	447,495

8

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Deutsche Telekom AG– Class W(a)	66,003	$997,918
Global Village Telecom Holding SA(b)	44,300	481,943
Iliad SA(a)	14,163	1,229,594
Telefonica SA(a)	95,327	2,151,689
Vimpel-Communications (Sponsored) (ADR)(a)	59,385	425,197

		5,733,836

WIRELESS TELECOMMUNICATION SERVICES–4.8%
America Movil SAB de CV Series L (ADR)(a)	33,300	1,031,967
MTN Group Ltd.(a)	61,779	728,384
NTT Docomo, Inc.(a)	971	1,911,235
Turkcell Iletisim Hizmet AS(a)	0	2
Vodafone Group PLC(a)	1,161,226	2,377,788

		6,049,376

		11,783,212

INDUSTRIALS–7.8%
AEROSPACE & DEFENSE–1.3%
BAE Systems PLC(a)	306,444	1,667,711

COMMERCIAL SERVICES & SUPPLIES–0.9%
Capita Group PLC(a)	106,887	1,146,572

INDUSTRIAL CONGLOMERATES–2.4%
Siemens AG(a)	24,778	1,865,371
Smiths Group PLC(a)	91,926	1,181,246

		3,046,617

MACHINERY–1.5%
Atlas Copco AB–Class A(a)	119,506	1,051,472
Komatsu Ltd.(a)	66,400	847,033

		1,898,505

ROAD & RAIL–0.8%
Central Japan Railway Co.(a)	121	1,049,391

TRADING COMPANIES & DISTRIBUTORS–0.9%
Mitsui & Co. Ltd.(a)	103,000	1,058,878

		9,867,674

CONSUMER DISCRETIONARY–7.5%
AUTO COMPONENTS–1.3%
Compagnie Generale des Etablissements Michelin– Class B(a)	20,398	1,077,701
Denso Corp.(a)	35,100	594,747

		1,672,448

AUTOMOBILES–1.8%
Bayerische Motoren Werke AG(a)	31,187	957,602

Company	Shares	U.S. $ Value

Honda Motor Co. Ltd.(a)	60,500	$1,288,571

		2,246,173

HOTELS, RESTAURANTS & LEISURE–1.8%
Carnival PLC(a)	57,480	1,269,393
OPAP, SA(a)	33,416	961,657

		2,231,050

MEDIA–2.6%
Eutelsat Communications(a)(b)	86,386	2,040,335
SES SA (FDR)(a)	63,095	1,222,811

		3,263,146

		9,412,817

INFORMATION TECHNOLOGY–7.3%
COMMUNICATIONS EQUIPMENT–0.3%
Alcatel-Lucent(a)(b)	165,158	357,502

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–1.3%
Hoya Corp.(a)	32,500	567,651
Keyence Corp.(a)	5,500	1,130,316

		1,697,967

IT SERVICES–1.5%
Cap Gemini SA(a)	39,612	1,531,674
Obic Co. Ltd.(a)	2,300	375,609

		1,907,283

OFFICE ELECTRONICS–0.8%
Ricoh Co. Ltd.(a)	74,000	948,437

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.7%
Advanced Semiconductor Engineering, Inc.(a)	1,067,772	386,113
Tokyo Electron Ltd.(a)	13,600	478,769

		864,882

SOFTWARE–2.7%
Nintendo Co. Ltd.(a)	1,100	420,367
SAP AG(a)	26,990	979,387
Shanda Interactive Entertainment Ltd. (Sponsored) (ADR)(a)(b)	60,500	1,957,780

		3,357,534

		9,133,605

MATERIALS–6.4%
CHEMICALS–2.2%
Incitec Pivot Ltd.(a)	823,301	1,443,131
Syngenta AG(a)	6,626	1,287,204

		2,730,335

CONSTRUCTION MATERIALS–0.7%
CRH PLC(a)	35,941	924,076

9

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

METALS & MINING–3.5%
Anglo American PLC(a)	68,360	$1,595,326
Cia Vale do Rio Doce–Class B (Sponsored) (ADR)(a)	118,950	1,266,817
Equinox Minerals Ltd.(a)(b)	528,265	581,969
Rio Tinto PLC(a)	44,326	985,216

		4,429,328

		8,083,739

UTILITIES–4.3%
ELECTRIC UTILITIES–1.6%
E.ON AG(a)	51,903	2,038,083

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.5%
China Resources Power Holdings Co.(a)	322,000	626,075

Company	Shares	U.S. $ Value

MULTI-UTILITIES–2.2%
GDF Suez(a)	32,552	$1,615,785
National Grid PLC(a)	112,071	1,107,425

		2,723,210

		5,387,368

Total Common Stocks (cost $157,585,228)		118,258,340

WARRANTS–0.4%

FINANCIALS–0.4%
COMMERCIAL BANKS–0.4%
Sberbank-CLS, (Merill Lynch), expiring 2/23/10(a)(b) (cost $2,722,357)	682	502,662

TOTAL INVESTMENTS–94.4% (cost $160,307,585)		118,761,002
Other assets less liabilities–5.6%		7,006,123

NET ASSETS–100.0%		$125,767,125

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2008	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 1/15/09	1,542	$1,036,687	$1,073,218	$36,531
Australian Dollar settling 1/15/09	1,413	932,721	983,435	50,714
Euro settling 1/15/09	949	1,224,561	1,318,239	93,678
Euro settling 1/15/09	1,964	2,621,547	2,728,158	106,611
Euro settling 3/16/09	3,443	4,804,706	4,773,657	(31,049)
Japanese Yen settling 1/15/09	214,683	2,344,981	2,369,009	24,028
Japanese Yen settling 1/15/09	187,479	1,898,713	2,068,815	170,102
Japanese Yen settling 1/15/09	222,198	2,250,790	2,451,936	201,146
Japanese Yen settling 1/15/09	1,342,162	13,713,722	14,810,646	1,096,924
New Zealand Dollar settling 1/15/09	1,390	822,880	810,300	(12,580)
New Zealand Dollar settling 1/15/09	4,740	2,771,241	2,763,181	(8,060)
New Zealand Dollar settling 1/15/09	2,067	1,114,527	1,204,957	90,430
Norwegian Krone settling 1/15/09	15,760	2,305,442	2,248,085	(57,357)
Norwegian Krone settling 1/15/09	7,808	1,132,415	1,113,772	(18,643)
Norwegian Krone settling 1/15/09	11,284	1,577,851	1,609,607	31,756
Swedish Krona settling 1/15/09	29,285	3,751,601	3,702,114	(49,487)
Swedish Krona settling 1/15/09	7,651	941,349	967,215	25,866
Swiss Franc settling 1/15/09	592	503,102	556,292	53,190

10

AllianceBernstein Variable Products Series Fund

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2008	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Euro settling 1/15/09	949	$1,222,217	$1,318,239	$(96,022)
Great British Pound settling 1/15/09	724	1,071,520	1,040,477	31,043
Great British Pound settling 1/15/09	664	997,793	954,250	43,543
Great British Pound settling 1/15/09	961	1,471,772	1,381,075	90,697
Great British Pound settling 1/15/09	1,108	1,748,424	1,592,332	156,092
Great British Pound settling 1/15/09	1,645	2,566,858	2,364,067	202,791
Great British Pound settling 1/15/09	1,335	2,140,806	1,918,559	222,247
Great British Pound settling 1/15/09	8,640	14,008,896	12,416,739	1,592,157
Great British Pound settling 3/16/09	2,552	3,771,601	3,663,456	108,145
Japanese Yen settling 1/15/09	327,571	3,398,040	3,614,719	(216,679)
Japanese Yen settling 1/15/09	106,267	1,101,840	1,172,647	(70,807)
Japanese Yen settling 1/15/09	84,662	938,499	934,238	4,261
Swedish Krona settling 1/15/09	36,936	4,587,354	4,669,329	(81,975)
Swiss Franc settling 1/15/09	7,044	6,068,752	6,619,119	(550,367)
Swiss Franc settling 1/15/09	779	665,584	732,012	(66,428)

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $116,517,048.

(b)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

FDR—Fiduciary Depositary Receipt

See notes to financial statements.

11

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $160,307,585)	$118,761,002
Cash	2,971,282
Foreign currencies, at value (cost $676,215)	638,992
Unrealized appreciation of forward currency exchange contracts	4,431,952
Dividends receivable	359,340
Receivable for capital stock sold	251,733
Receivable for investment securities sold	98,735

Total assets	127,513,036

LIABILITIES
Unrealized depreciation of forward currency exchange contracts	1,259,454
Payable for investment securities purchased and foreign currency contracts	117,122
Payable for capital stock redeemed	114,507
Advisory fee payable	74,930
Administrative fee payable	23,500
Distribution fee payable	8,831
Transfer Agent fee payable	83
Accrued expenses	147,484

Total liabilities	1,745,911

NET ASSETS	$125,767,125

COMPOSITION OF NET ASSETS
Capital stock, at par	$10,080
Additional paid-in capital	202,676,184
Undistributed net investment income	3,086,177
Accumulated net realized loss on investment and foreign currency transactions	(41,605,743)
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(38,399,573)

$125,767,125

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$80,458,010	6,428,383	$12.52
B	$45,309,115	3,651,673	$12.41

See notes to financial statements.

12

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2008	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $359,174)	$5,218,002
Interest	70,871

Total investment income	5,288,873

EXPENSES
Advisory fee (see Note B)	1,370,445
Distribution fee—Class B	141,560
Transfer agency—Class A	2,054
Transfer agency—Class B	922
Custodian	165,675
Administrative	94,250
Audit	76,089
Printing	34,168
Legal	28,507
Directors’ fees	2,000
Miscellaneous	12,892

Total expenses	1,928,562

Net investment income	3,360,311

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
Investment transactions	(41,276,933)
Foreign currency transactions	(239,849)
Net change in unrealized appreciation/depreciation of:
Investments	(80,156,836	)(a)
Foreign currency denominated assets and liabilities	3,202,150

Net loss on investment and foreign currency transactions	(118,471,468)

Contributions from Adviser (see Note B)	13,762

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(115,097,395)

(a)	Net of accrued foreign capital gain taxes of $3,055.

See notes to financial statements.

13

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2008		Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,360,311		$805,704
Net realized gain (loss) on investment and foreign currency transactions	(41,516,782)		33,503,642
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(76,954,686)		(16,023,325	)*
Contributions from Adviser	13,762		–0	–

Net increase (decrease) in net assets from operations	(115,097,395)		18,286,021
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(1,623,430)
Class B	–0	–	(541,864)
Net realized gain on investment and foreign currency transactions
Class A	(2,519,650)		(30,458,866)
Class B	(1,046,092)		(13,413,214)
CAPITAL STOCK TRANSACTIONS
Net increase	21,155,538		134,049,650	*

Total increase (decrease)	(97,507,599)		106,298,297
NET ASSETS
Beginning of period	223,274,724		116,976,427

End of period (including undistributed net investment income of $3,086,177 and $5,276, respectively)	$125,767,125		$223,274,724

*	Amount restated due to reclassification of appreciation on investments acquired in the Portfolio’s acquisition of AllianceBernstein International Research Growth Portfolio (see Notes E and H).

See notes to financial statements.

14

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2008	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein International Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers seventeen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or

15

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2008:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$11,640,544		$–0	–
Level 2	105,379,131	+	3,172,498
Level 3	1,741,327		–0	–

Total	$118,761,002		$3,172,498

*	Other financial instruments are derivative instruments not reflected in the portfolio of investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities
Balance as of 12/31/2007	$857,664
Accrued discounts/premiums	–0	–
Realized gain (loss)	(547,423)
Change in unrealized appreciation/depreciation	(3,246,460)
Net purchases (sales)	2,125,806
Net transfers in and/or out of Level 3	2,551,740

Balance as of 12/31/08	$1,741,327

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/08	$–0	–

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated

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AllianceBernstein Variable Products Series Fund

assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of ..75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During the year ended December 31, 2008 the Adviser made a payment of $13,762 to the Portfolio in connection with a trading error.

Pursuant to the investment advisory agreement, the Portfolio paid $94,250 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2008.

Brokerage commissions paid on investment transactions for the year ended December 31, 2008, amounted to $394,083, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $969 for the year ended December 31, 2008.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12B-1 under the Investment Company Act of 1940. Under the Plan the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits

17

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2008, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$189,331,111		$161,109,413
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$164,991,775

Gross unrealized appreciation	$381,164
Gross unrealized depreciation	(46,611,937)

Net unrealized depreciation	$(46,230,773)

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not

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AllianceBernstein Variable Products Series Fund

perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2008, the Portfolio had no transactions in written options.

3. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES				AMOUNT
	Year Ended December 31, 2008		Year Ended December 31, 2007		Year Ended December 31, 2008		Year Ended December 31, 2007
Class A
Shares sold	1,768,205		1,016,139	*	$31,829,711		$31,451,472	*
Shares issued in reinvestment of dividends and distributions	106,991		1,204,872		2,519,650		32,082,296
Shares issued in connection with the acquisition of International Research Growth Portfolio	–0	–	2,759,700	*	–0	–	70,857,563	*
Shares redeemed	(2,102,875)		(1,013,182)		(39,787,413)		(30,677,501)

Net increase (decrease)	(227,679)		3,967,529		$(5,438,052)		$103,713,830	*

Class B
Shares sold	2,209,963		523,872	*	$42,722,983		$15,467,703	*
Shares issued in reinvestment of dividends and distributions	44,724		527,837		1,046,092		13,955,078
Shares issued in connection with the acquisition of International Research Growth Portfolio	–0	–	497,531	*	–0	–	12,694,504	*
Shares redeemed	(933,277)		(388,549)		(17,175,485)		(11,781,465)

Net increase	1,321,410		1,160,691		$26,593,590		$30,335,820	*

*	Amount restated to reflect (i) reclassification of shares issued in connection with the Portfolio’s acquisition (the “Acquisition”) of AllianceBernstein International Research Growth Portfolio (“IRG”) (such shares are now shown on a separate line) and (ii) the net asset value of such shares as of the acquisition date. Previously, the dollar amount of shares issued in connection with the Acquisition were reflected at IRG’s costs of investments and did not include unrealized appreciation on investments.

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INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2008.

NOTE H: Acquisition of AllianceBernstein International Research Growth by AllianceBernstein International Growth (the “Portfolio”)

On December 7, 2007, the Portfolio acquired all the net assets and assumed all of the liabilities of AllianceBernstein International Research Growth, a series of AllianceBernstein Variable Products Series Fund, Inc. (“IRG”) in a tax free event, pursuant to a Plan of Acquisition and Liquidation. The acquisition did not require approval by IRG shareholders. As a result of the acquisition, each IRG shareholder received the number of full and fractional shares of an equivalent class of shares of the Portfolio having an aggregate net asset value (“NAV”) that, on December 7, 2007, was equal to the aggregate NAV of the shareholder’s shares of IRG. On December 7, 2007, the acquisition was accomplished by a tax free exchange of 3,257,231 shares of the Portfolio for 4,004,846 shares of IRG. The aggregate net assets of the Portfolio and IRG immediately before the acquisition were $146,224,062 and $83,552,067 (including $23,068,175 of net unrealized appreciation of investment and foreign currency denominated assets and liabilities), respectively. Immediately after the acquisition, the combined net assets of the Portfolio amounted to $229,776,129.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$1,401,613	$9,637,168
Long-term capital gains	2,164,129	36,400,206

Total taxable distributions	3,565,742	46,037,374

Total distributions paid	$3,565,742	$46,037,374

As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$6,258,675
Accumulated capital and other losses	(36,921,553	)(a)
Unrealized appreciation/(depreciation)	(46,256,261	)(b)

Total accumulated earnings/(deficit)	$(76,919,139)

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AllianceBernstein Variable Products Series Fund

(a)	On December 31, 2008, the Portfolio had a net capital loss carryforward for federal income tax purposes of $23,898,949 of which $23,898,949 expires in the year 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital loss incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio defers to January 1, 2009 post October capital losses of $13,022,604.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gain/losses on certain derivative instruments.

During the current fiscal year, permanent differences primarily due to a distribution reclassification, the tax treatment of foreign currency, and contribution from advisor resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized loss on investments and foreign currency transactions, and a decrease to additional paid in capital. This reclassification had no effect on net assets.

NOTE J: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K: Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Portfolio’s financial statements.

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INTERNATIONAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2008	2007	2006	2005	2004
Net asset value, beginning of period	$24.89	$30.37	$24.27	$20.18	$16.28

Income From Investment Operations
Net investment income (a)	.38	.20	.30	.25	.11	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(12.35)	5.16	6.18	3.94	3.83
Contributions from Adviser	.00	(c)	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(11.97)	5.36	6.48	4.19	3.94

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.56)	(.23)	(.10)	(.04)
Distributions from net realized gain on investment and foreign currency transactions	(.40)	(10.28)	(.15)	–0	–	–0	–

Total dividends and distributions	(.40)	(10.84)	(.38)	(.10)	(.04)

Net asset value, end of period	$12.52	$24.89	$30.37	$24.27	$20.18

Total Return
Total investment return based on net asset value (d)	(48.85	)%*	18.13%	27.04%	20.84%	24.27%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$80,458	$165,642	$81,655	$58,438	$41,198
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.98%	1.21	%(e)	1.23	%(e)	1.41%	1.65%
Expenses, before waivers and reimbursements	.98%	1.21	%(e)	1.23	%(e)	1.41%	1.81%
Net investment income	1.93%	.66	%(e)	1.11	%(e)	1.16%	.65	%(b)
Portfolio turnover rate	90%	126%	74%	43%	60%

See footnote summary on page 23.

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AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2008	2007	2006	2005	2004
Net asset value, beginning of period	$24.73	$30.20	$24.16	$20.11	$16.24

Income From Investment Operations
Net investment income (a)	.31	.13	.22	.21	.07	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(12.23)	5.11	6.16	3.91	3.82
Contributions from Adviser	.00	(c)	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(11.92)	5.24	6.38	4.12	3.89

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.43)	(.19)	(.07)	(.02)
Distributions from net realized gain on investment and foreign currency transactions	(.40)	(10.28)	(.15)	–0	–	–0	–

Total dividends and distributions	(.40)	(10.71)	(.34)	(.07)	(.02)

Net asset value, end of period	$12.41	$24.73	$30.20	$24.16	$20.11

Total Return
Total investment return based on net asset value (d)	(48.96	)%*	17.78%	26.70%	20.55%	23.97%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$45,309	$57,633	$35,321	$25,215	$14,501
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.23%	1.45	%(e)	1.48	%(e)	1.66%	1.90%
Expenses, before waivers and reimbursements	1.23%	1.45	%(e)	1.48	%(e)	1.66%	2.06%
Net investment income	1.63%	.45	%(e)	.81	%(e)	.95%	.41	%(b)
Portfolio turnover rate	90%	126%	74%	43%	60%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived or reimbursed by the Adviser.

(c)	Amount is less than 0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of each share class for the year ended December 31, 2008 by 0.01%.

See notes to financial statements.

23

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein International Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein International Growth Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein International Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 11, 2009

24

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For the fiscal year ended December 31, 2008, the Portfolio designates $349,693 as foreign tax credit with an associated foreign source income of $5,577,176.

For the fiscal year ended December 31, 2008, the Portfolio designates from the distributions paid $2,164,129 as capital gain dividends.

25

INTERNATIONAL GROWTH
PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Gregory D. Eckersley(2), Vice President

Siobhan F. McManus, Vice President

Robert W. Scheetz(2), Vice President

Hiromitsu Agata(2), Vice President

Isabel Buccellati(2), Vice President

William A. Johnston(2), Vice President

Michele Patri(2), Vice President

David G. Robinson(2), Vice President

Lisa A. Shalett, Vice President

Ian Kirwan(2), Vice President

Michael J. Levy(2), Vice President

Christopher M. Toub(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and
Chief Financial Officer

Thomas R. Manley, Controller

CUSTODIAN and ACCOUNTING AGENT The Bank of New York One Wall Street New York, NY 10286	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the International Growth Portfolio Oversight Group, comprised of senior members of the Global Emerging Markets Growth Investment Team and the International Large Cap Growth Investment Team. Mr. Hiromitsu Agata, Ms. Isabel Buccelati, Mr. Gregory D. Eckersley, Mr. William A. Johnston, Mr. Ian Kirwan, Mr. Michael J. Levy, Mr. Michele Patri, Mr. David G. Robinson, Mr. Robert W. Scheetz and Mr. Christopher M. Toub are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

26

INTERNATIONAL GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 76 (1990)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	93	None

John H. Dobkin, # 67 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design.	91	None

Michael J. Downey, # 65 (2005)	Private Investor since January 2004. Formerly managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund.	91	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 72 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2004.	91	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 60 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies and Adjunct Professor at Georgetown University Law Center in the 2008–2009 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	91	None

27

INTERNATIONAL GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, # 56 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995–2008.	90	None

Marshall C. Turner, Jr., # 67 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was renamed Toppan Photomasks, Inc.	91	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

Earl D. Weiner, # 69 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP., member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook and member of Advisory Board of Sustainable Forestry Management Limited.	91	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

28

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 48	President and Chief Executive Officer	Executive Vice President of the Adviser** since July 2008; Director of AllianceBernstein Investments, Inc (“ABI”)** and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2004.

Hiromitsu Agata 46	Vice President	Senior Vice President of AllianceBernstein Japan Ltd.** and a Vice President of the Adviser**, with which he has been associated since prior to 2004.

Isabel Buccellati 40	Vice President	Vice President of AllianceBernstein Limited (“ABL”)** and a Vice President of the Adviser**, with which she has been associated since prior to 2004.

Gregory D. Eckersley 44	Vice President	Senior Vice President of Adviser**, with which he has been associated since prior to 2004.

William A. Johnston 48	Vice President	Senior Vice President of ABL** and Vice President of the Adviser**, with which he has been associated since prior to 2004.

Ian Kirwan 33	Vice President	Vice President of Adviser**, with which he has been associated since prior to 2004.

Michael J. Levy 38	Vice President	Senior Vice President of ABL**, with which he has been associated since prior to 2004.

Siobhan F. McManus 46	Vice President	Senior Vice President of Adviser**, with which she has been associated since prior to 2004.

Michele Patri 45	Vice President	Senior Vice President of ABL** and a Vice President of the Adviser**, with which he has been associated since prior to 2004.

David G. Robinson 38	Vice President	Senior Vice President of AllianceBernstein Australia Ltd. (“AB Australia”)** and a Vice President of the Adviser** since prior to 2004.

Robert W. Scheetz 43	Vice President	Senior Vice President of Adviser**, with which he has been associated since prior to 2004.

29

INTERNATIONAL GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Lisa A. Shalett 45	Vice President	Executive Vice President of the Adviser**, with which she has been associated since prior to 2004.

Christopher M. Toub 49	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2004.

Emilie D. Wrapp 53	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2004.

Joseph J. Mantineo 49	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2004.

Thomas R. Manley 57	Controller	Vice President of the Adviser**, with which he has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS, ABI, AllianceBernstein Japan Ltd., and AB Australia, and ABL are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

30

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein International Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/29/08 ($MIL)	Portfolio
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$207.9	International Growth Portfolio[4]

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $94,000 (0.04% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
International Growth Portfolio	Class A 1.21% Class B 1.45%	December 31

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Directors on May 6-8, 2008.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

4	The Fund merged with the International Research Growth Portfolio on December 7, 2007.

31

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 29, 2008 net assets:

Portfolio	Net Assets 02/29/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Portfolio Advisory Fee (%)
International Growth Portfolio	$207.9	International Large Cap Growth Schedule[6] 80 bp on 1st $25m 60 bp on next $25m 50 bp on next $50m 40 bp on the balance Minimum account size $25m	0.496	0.750

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	Fees shown for the International Large Cap Growth Strategy, which is similar but more concentrated that the Portfolio’s strategy.

32

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein International Growth Fund, Inc. a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein International Growth Fund, Inc.7 Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the AllianceBernstein International Growth Fund, Inc. been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Portfolio Adv. Fee (%)
International Growth Portfolio	International Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750	0.750

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Portfolio.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[10]	Lipper Group Median	Rank
International Growth Portfolio	0.750	0.948	2/14

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU11 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

It should be noted that pro-forma information (shown in bold and italicized) is also provided to account for the projected expenses after the Portfolio’s December 2007 merger with AllianceBernstein Variable Series Products Series Fund, Inc.—International Research Growth Portfolio.

Portfolio	Expense Ratio (%)[12]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
International Growth Portfolio	1.227	1.125	11/14	1.087	19/22
pro-forma	1.044	1.125	4/14	1.087	10/22

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

7	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

8	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Most recently completed fiscal year end Class A total expense ratio.

33

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2007, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $101,122 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2007, the Adviser determined that it made payment in the amount of $528,334 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $786 from the Portfolio.13

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

13	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2007.

34

AllianceBernstein Variable Products Series Fund

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,14 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli 15 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th–75th percentile range of their comparable peers.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended January 31, 2008.19

	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	5.51	2.71	2.88	5/14	12/31
3 year	18.57	16.03	15.50	4/13	5/26
5 year	24.69	19.32	19.68	3/13	5/24
10 year	12.08	7.67	7.67	1/11	2/15

14	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

15	The Deli study was originally published in 2002 based on 1997 data.

16	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

17	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

18	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

19	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

35

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)20 versus its benchmark.21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
International Growth Portfolio	5.51	18.57	24.69	12.08	12.17	13.30	1.48	5
MSCI All Country World ex US Index (Net)	4.97	16.56	22.39	N/A	N/A	N/A	N/A	5
MSCI World ex US Index (Net)	1.68	14.51	20.77	7.52	7.40	12.10	1.46	5
Inception Date: September 23, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

20	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

21	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2008.

22	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

36

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein International Value Portfolio

December 31, 2008

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 11, 2009

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein International Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2008.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging-market countries. The Portfolio normally invests in companies in at least three countries other than the United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging-market countries worldwide. The Portfolio invests in companies that are determined by AllianceBernstein L.P.’s (the “Adviser’s”) Bernstein’s (“Bernstein”) unit to be undervalued, using a fundamental value approach. In selecting securities for the Portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities” and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, for the one- and five-year periods ended December 31, 2008, and since the Portfolio’s Class A shares’ inception on May 10, 2001, and the Portfolio’s Class B shares’ inception on August 15, 2001.

The Portfolio underperformed the benchmark for the annual reporting period ended December 31, 2008. For the period, the Portfolio’s underperformance was due primarily to negative security selection, particularly selection in financial stocks. Security selection in capital equipment also hurt relative performance, though to a lesser degree. The Fund employed leverage utilizing forward currency exchange contracts, which detracted from performance. Currency selection was the second largest detractor, hurt most by the Portfolio’s underweight to the Japanese yen, which rose as risk-averse investors unwound yen-funded carry trades. A carry trade is a strategy in which an investor sells a certain currency with a relatively low interest rate and uses the funds to purchase a different currency yielding a higher interest rate. Sector selection detracted due to an underweight in the outperforming consumer staples sector and an overweight in the underperforming financials sector. Positively affecting performance was the Portfolio’s overweight in the outperforming energy sector and an underweight in the underperforming construction & housing sector. Stock selection in consumer cyclicals was also strong.

MARKET REVIEW AND INVESTMENT STRATEGY

International equity markets fell during the annual period ended December 31, 2008, as measured by the MSCI EAFE Index. During 2008, the concerns that had begun in mid-2007, with declining US home prices and subprime mortgage delinquencies, intensified severely and broadened, leading to dislocations in the global financial system, a loss of confidence in counterparties and fears of a worldwide recession intensified, setting off a global flight from risk.

Stress in the capital markets accelerated in the second half of 2008, with October ending as the most volatile month in decades. Concerted government policy action was evident as US Congressional approval of the Troubled Asset Relief Program was followed by interest-rate cuts by world central banks and initiatives to recapitalize banks and reduce concerns about the safety of deposits. Nevertheless, the US economy has slid into recession, and global economies have slowed. Investor uncertainty continued to swing widely in November, highlighted by record-high volatility.

The Portfolio’s International Value Investment Policy Group (the “Group”) follows a central tenet of seeking to keep Portfolio risk in-line with the value opportunities it identifies. Recent market volatility has inflicted severe pain on investors. But the Group’s research suggests that markets often overreact to controversies, creating investment opportunities. Backed by Bernstein’s extensive value research effort, the Group continues to seek value opportunities in which the short-term overreactions of investors exaggerate companies’ difficulties.

1

INTERNATIONAL VALUE PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional individuals who do not benefit from double taxation treaties.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be “value” stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. Substantially all of the Portfolio’s assets will be invested in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio’s net asset value. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

INTERNATIONAL VALUE PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2008	1 Year	5 Years	Since Inception*
AllianceBernstein International Value Portfolio Class A	-53.18%	-0.38%	3.76%
AllianceBernstein International Value Portfolio Class B	-53.28%	-0.61%	3.32%
MSCI EAFE Index (Net)	-43.38%	1.66%	0.95%
* Since inception of the Portfolio’s Class A shares on 5/10/01 and Class B shares on 8/15/01. The since-inception return for the benchmark is from the Portfolio’s Class A shares’ inception date.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.81% and 1.06% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

5/10/01* – 12/31/08

* Since inception of the Portfolio’s Class A shares on 5/10/01.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Value Portfolio Class A shares (from 5/10/01* to 12/31/08) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

INTERNATIONAL VALUE PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

International Value Portfolio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$543.00	$3.22	0.83%
Hypothetical (5% return before expenses)	$1,000	$1,020.96	$4.22	0.83%

Class B
Actual	$1,000	$542.43	$4.19	1.08%
Hypothetical (5% return before expenses)	$1,000	$1,019.71	$5.48	1.08%

*	Expenses are equal to each class’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

4

INTERNATIONAL VALUE PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2008	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Royal Dutch Shell PLC (Euronext Amsterdam)—Class A	$60,956,459	3.4%
Allianz SE	50,242,370	2.8
Total SA	44,324,172	2.4
BP PLC	43,758,409	2.4
Vodafone Group PLC	43,123,928	2.4
GlaxoSmithKline PLC	41,967,689	2.3
Novartis AG	40,132,272	2.2
Sanofi-Aventis SA	39,722,826	2.2
BASF SE	38,461,201	2.1
Muenchener Rueckversicherungs AG	37,368,105	2.1

	$440,057,431	24.3%

SECTOR DIVERSIFICATION

December 31, 2008

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials (Common and Rights)	$464,067,992	26.0%
Energy	275,222,097	15.4
Materials	222,773,169	12.5
Consumer Discretionary	179,228,485	10.0
Telecommunications Services	145,863,411	8.2
Information Technology	129,444,802	7.2
Health Care	129,368,546	7.2
Industrials	76,376,793	4.3
Utilities	71,544,422	4.0
Consumer Staples	61,891,050	3.5
Short-Term Investments	31,395,000	1.7

Total Investments	$1,787,175,767	100.0%

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

5

INTERNATIONAL VALUE PORTFOLIO
COUNTRY DIVERSIFICATION
December 31, 2008	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Japan	$337,428,046	18.9%
United Kingdom	275,927,766	15.4
Germany	229,581,215	12.9
France	203,205,451	11.4
Netherlands	123,862,597	6.9
Switzerland	82,860,780	4.6
Italy	68,662,329	3.9
Australia	50,658,337	2.8
South Korea	50,294,934	2.8
Canada	50,079,827	2.8
Sweden	49,695,169	2.8
Finland	32,618,047	1.8
Other*	200,906,269	11.2
Short-Term Investments	31,395,000	1.8

Total Investments	$1,787,175,767	100.0%

*	“Other” country weightings represents 1.8% or less in the following countries: Belgium, Brazil, China, Hong Kong, Norway, Russia, South Africa, Spain and Taiwan.

6

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2008	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–96.8%

FINANCIALS–25.6%
CAPITAL MARKETS–4.2%
Credit Suisse Group AG(a)	793,200	$22,229,089
Deutsche Bank AG(a)	864,900	34,203,494
UBS AG (Swiss Virt-X)(a)(b)	1,408,957	20,499,418

		76,932,001

COMMERCIAL BANKS–13.4%
Australia & New Zealand Banking Group Ltd.(a)	1,264,100	13,647,480
Banco do Brasil SA	1,780,100	11,205,775
Barclays PLC(a)	9,499,800	21,591,998
BNP Paribas SA(a)	504,920	21,794,592
Credit Agricole SA(a)	1,830,876	20,564,619
Hana Financial Group, Inc.	374,500	5,965,636
HBOS PLC(a)	10,880,338	11,263,050
HSBC Holdings PLC(a)	3,204,600	31,364,046
KB Financial Group, Inc.(b)	465,200	12,446,699
Lloyds TSB Group PLC(a)	3,123,300	5,911,539
Nordea Bank AB(a)	1,283,200	9,146,248
Royal Bank of Scotland Group PLC (London Virt-X)(a)	15,482,141	11,396,835
Shinhan Financial Group Co. Ltd.(b)	319,910	7,612,045
Societe Generale–Class A(a)	360,888	18,308,898
Standard Bank Group Ltd.	1,457,000	13,145,926
Sumitomo Mitsui Financial Group, Inc.(a)	4,552	18,880,882
Unibanco–Uniao de Bancos Brasileiros SA (Sponsored) (ADR)	142,900	9,234,198

		243,480,466

CONSUMER FINANCE–0.6%
ORIX Corp.(a)	182,330	10,411,207

DIVERSIFIED FINANCIAL SERVICES–0.8%
ING Group(a)	1,313,671	14,458,162

INSURANCE–6.6%
Allianz SE(a)	472,200	50,242,370
Aviva PLC(a)	2,515,285	14,252,845
Fondiaria-Sai SpA (ordinary shares)(a)	309,037	5,641,287
Muenchener Rueckversicherungs AG(a)	240,700	37,368,105
Sun Life Financial, Inc.(a)	489,700	11,281,546

		118,786,153

		464,067,989

ENERGY–15.2%
OIL, GAS & CONSUMABLE FUELS–15.2%
Addax Petroleum Corp.(a)	237,900	4,064,246
BP PLC(a)	5,668,600	43,758,409
China Petroleum & Chemical Corp.–Class H	36,434,000	22,394,650

Company	Shares	U.S. $ Value

ENI SpA(a)	1,313,500	$31,607,586
LUKOIL (Sponsored) (ADR)	553,850	17,925,579
Petro-Canada(a)	896,800	19,410,689
Royal Dutch Shell PLC (Euronext Amsterdam)– Class A(a)	2,305,500	60,956,459
StatoilHydro ASA(a)	1,840,400	30,780,307
Total SA(a)	806,200	44,324,172

		275,222,097

MATERIALS–12.3%
CHEMICALS–4.9%
BASF SE(a)	989,900	38,461,201
DIC Corp.(a)	2,734,000	5,768,087
Mitsubishi Chemical Holdings Corp.(a)	5,727,500	25,379,115
Mitsui Chemicals, Inc.(a)	1,268,000	4,711,978
Nova Chemicals Corp.(a)	259,400	1,229,234
Solvay SA–Class A(a)	188,500	13,997,340

		89,546,955

CONTAINERS & PACKAGING–0.3%
Amcor Ltd.(a)	1,367,139	5,555,785

METALS & MINING–5.5%
Antofagasta PLC(a)	864,300	5,414,067
ArcelorMittal(a)	546,424	13,033,967
BHP Billiton Ltd.(a)	975,500	20,723,690
Cia Vale do Rio Doce (Sponsored)–Class B (ADR)	1,028,300	10,951,395
Inmet Mining Corp.(a)	177,900	2,821,614
JFE Holdings, Inc.(a)	709,300	18,850,208
Kazakhmys PLC(a)	582,400	1,988,027
MMC Norilsk Nickel (ADR)	648,804	4,087,465
Sumitomo Metal Mining Co. Ltd.(a)	1,527,000	16,335,228
Yamato Kogyo Co. Ltd.(a)	172,700	4,673,979

		98,879,640

PAPER & FOREST PRODUCTS–1.6%
Stora Enso Oyj–Class R(a)	1,675,300	13,270,926
Svenska Cellulosa AB– Class B(a)	1,787,500	15,519,863

		28,790,789

		222,773,169

CONSUMER DISCRETIONARY–9.9%
AUTO COMPONENTS–2.0%
Compagnie Generale des Etablissements Michelin– Class B(a)	395,100	20,874,571
Hyundai Mobis(b)	157,432	8,029,402
Magna International, Inc.– Class A(a)	232,000	6,906,440

		35,810,413

7

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

AUTOMOBILES–4.8%
Honda Motor Co. Ltd.(a)	619,700	$13,198,797
Isuzu Motors Ltd.(a)	4,320,000	5,582,140
Nissan Motor Co. Ltd.(a)	7,349,000	26,438,993
Renault SA(a)	656,000	17,118,997
Toyota Motor Corp.(a)	722,500	23,884,641

		86,223,568

HOTELS, RESTAURANTS & LEISURE–0.5%
TUI Travel PLC(a)	2,775,200	9,406,736

HOUSEHOLD DURABLES–1.6%
Sharp Corp.(a)	2,520,000	18,165,398
Sony Corp.(a)	511,600	11,189,671

		29,355,069

MEDIA–0.9%
Lagardere SCA(a)	408,000	16,576,311

TEXTILES, APPAREL & LUXURY GOODS–0.1%
Yue Yuen Industrial Holdings Ltd.	935,000	1,856,388

		179,228,485

TELECOMMUNICATION SERVICES–8.0%
DIVERSIFIED TELECOMMUNICATION SERVICES–5.6%
BCE, Inc.(a)	191,000	3,888,076
Deutsche Telekom AG– Class W(a)	823,000	12,443,177
Nippon Telegraph & Telephone Corp.(a)	5,718	29,520,397
Telecom Italia SpA (ordinary shares)(a)	14,295,100	23,517,884
Telecom Italia SpA (savings shares)(a)	6,934,700	7,895,571
Telefonica SA(a)	1,128,600	25,474,378

		102,739,483

WIRELESS TELECOMMUNICATION SERVICES–2.4%
Vodafone Group PLC(a)	21,060,175	43,123,928

		145,863,411

INFORMATION TECHNOLOGY–7.1%
COMMUNICATIONS EQUIPMENT–1.6%
Nokia OYJ(a)	1,232,900	19,347,121
Telefonaktiebolaget LM Ericsson–Class B(a)	1,349,000	10,516,644

		29,863,765

COMPUTERS & PERIPHERALS–2.4%
Compal Electronics, Inc. (GDR)(c)	2,185,709	5,744,262

Company	Shares	U.S. $ Value

Fujitsu Ltd.(a)	4,370,000	$21,246,953
Toshiba Corp.(a)	4,103,000	16,882,987

		43,874,202

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–1.2%
AU Optronics Corp.	7,733,000	5,862,266
Hitachi High-Technologies Corp.(a)	295,200	4,727,293
Hitachi Ltd.(a)	2,980,000	11,565,141

		22,154,700

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.9%
Samsung Electronics (Preference Shares)	33,400	6,940,452
Samsung Electronics Co. Ltd.(a)	25,510	9,300,700
United Microelectronics Corp.	76,489,140	17,310,983

		33,552,135

		129,444,802

HEALTH CARE–7.1%
PHARMACEUTICALS–7.1%
Bayer AG(a)	129,500	7,545,759
GlaxoSmithKline PLC(a)	2,256,600	41,967,689
Novartis AG(a)	801,340	40,132,272
Sanofi-Aventis SA(a)	621,027	39,722,826

		129,368,546

INDUSTRIALS–4.2%
AEROSPACE & DEFENSE–0.6%
Bombardier, Inc.–Class B(a)	132,600	477,983
European Aeronautic Defence & Space Co., NV(a)	662,590	11,221,197

		11,699,180

AIRLINES–1.6%
Air France-KLM(a)	304,000	3,920,465
Deutsche Lufthansa AG(a)	898,200	14,769,862
Qantas Airways Ltd.(a)	5,824,974	10,731,381

		29,421,708

MACHINERY–0.8%
Volvo AB–Class B(a)	2,550,150	14,512,415

ROAD & RAIL–0.6%
East Japan Railway Co.(a)	1,410	10,716,933

TRADING COMPANIES & DISTRIBUTORS–0.6%
Mitsubishi Corp.(a)	292,000	4,135,906

8

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Mitsui & Co. Ltd.(a)	573,000	$5,890,651

		10,026,557

		76,376,793

UTILITIES–4.0%
ELECTRIC UTILITIES–3.1%
E.ON AG(a)	879,800	34,547,248
The Tokyo Electric Power Co., Inc.(a)	651,000	21,731,519

		56,278,767

MULTI-UTILITIES– 0.9%
Centrica PLC(a)	3,965,300	15,265,655

		71,544,422

CONSUMER STAPLES–3.4%
FOOD & STAPLES RETAILING–2.3%
Aeon Co. Ltd.(a)	748,700	7,539,942
Delhaize Group(a)	176,900	10,935,354
Koninklijke Ahold NV(a)	1,963,240	24,192,812

		42,668,108

FOOD PRODUCTS–1.1%
Associated British Foods PLC(a)	1,826,000	19,222,942

		61,891,050

Total Common Stocks (cost $2,912,637,717)		1,755,780,764

Company	Shares	U.S. $ Value

RIGHTS–0.0%
FINANCIALS–0.0%
DIVERSIFIED FINANCIAL SERVICES–0.0%
Fortis(a)(b) (cost $0)	2,209,932	$3

	Principal Amount (000)
SHORT-TERM INVESTMENTS–1.7%
TIME DEPOSIT–1.7%
Bank of New York Mellon Zero Coupon, 1/02/09 (cost $31,395,000)	$31,395	31,395,000

TOTAL INVESTMENTS–98.5% (cost $2,944,032,717)		1,787,175,767
Other assets less liabilities–1.5%		27,413,980

NET ASSETS–100.0%		$1,814,589,747

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
DJ EURO STOXX 50	507	March 2009	$17,335,283	$17,266,472	$(68,811)
S&P/TSE 60 IX FT	79	March 2009	6,441,824	6,910,020	468,196

					$399,385

9

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2008	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Japanese Yen settling 3/16/09	1,336,771	$14,102,448	$14,769,152	$666,704
Japanese Yen settling 3/16/09	2,464,265	26,347,322	27,226,132	878,810
Japanese Yen settling 3/16/09	3,723,819	37,534,715	41,142,160	3,607,445
Norwegian Krone settling 3/16/09	313,000	43,071,419	44,499,322	1,427,903
Swedish Krona settling 3/16/09	266,327	32,030,476	33,647,277	1,616,801
Sale Contracts:
Canadian Dollar settling 3/16/09	23,047	18,593,788	18,672,260	(78,472)
Canadian Dollar settling 3/16/09	8,019	6,459,642	6,496,847	(37,205)
Canadian Dollar settling 3/16/09	10,095	8,700,336	8,178,785	521,551
Euro settling 3/16/09	20,769	25,890,635	28,797,228	(2,906,593)
Great British Pound settling 3/16/09	2,917	4,468,552	4,187,478	281,074
Great British Pound settling 3/16/09	32,244	47,693,713	46,287,639	1,406,074
Swedish Krona settling 3/16/09	101,859	12,018,052	12,868,684	(850,632)
Swiss Franc settling 3/16/09	19,323	16,062,345	18,168,695	(2,106,350)

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $1,578,425,730.

(b)	Non-income producing security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the market value of this security amounted to $5,744,262 or 0.3% of net assets.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

See notes to financial statements.

10

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $2,944,032,717)	$1,787,175,767
Cash	3,797,269 (a)
Foreign currencies, at value (cost $24,337,750)	24,018,167
Unrealized appreciation of forward currency exchange contracts	10,406,362
Receivable for investment securities sold	10,556,653
Dividends and interest receivable	4,047,383
Receivable for capital stock sold	796,432
Receivable for variation margin on futures contracts	79,352

Total assets	1,840,877,385

LIABILITIES
Unrealized depreciation of forward currency exchange contracts	5,979,252
Payable for investment securities purchased	18,262,324
Advisory fee payable	1,089,618
Payable for capital stock redeemed	342,545
Distribution fee payable	332,332
Administrative fee payable	24,000
Transfer Agent fee payable	161
Accrued expenses	257,406

Total liabilities	26,287,638

NET ASSETS	$1,814,589,747

COMPOSITION OF NET ASSETS
Capital stock, at par	$165,891
Additional paid-in capital	3,226,265,934
Accumulated net investment loss	(4,427,110)
Accumulated net realized loss on investment and foreign currency transactions	(254,894,979)
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(1,152,519,989)

$1,814,589,747

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$155,182,930	14,041,282	$11.05
B	$1,659,406,817	151,849,794	$10.93

(a)	An amount of U.S. $3,672,708 has been segregated to collateralize margin requirements for the open futures contracts outstanding as of December 31, 2008.

See notes to financial statements.

11

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2008	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $11,627,850)	$96,883,355
Interest	729,884

Total investment income	97,613,239

EXPENSES
Advisory fee (see Note B)	18,913,851
Distribution fee—Class B	5,868,684
Transfer agency—Class A	575
Transfer agency—Class B	6,327
Printing	763,687
Custodian	683,131
Administrative	91,750
Audit	61,000
Legal	48,490
Directors’ fees	2,000
Miscellaneous	71,628

Total expenses	26,511,123

Net investment income	71,102,116

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
Investment transactions	(240,864,314)
Futures	(13,945,603)
Foreign currency transactions	(90,680,742)
Net change in unrealized appreciation/depreciation of:
Investments	(1,524,121,160)
Futures	83,560
Foreign currency denominated assets and liabilities	4,141,436

Net loss on investment and foreign currency transactions	(1,865,386,823)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(1,794,284,707)

See notes to financial statements.

12

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2008	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$71,102,116	$37,474,866
Net realized gain (loss) on investment and foreign currency transactions	(345,490,659)	159,223,959
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(1,519,896,164)	(89,091,817)

Net increase (decrease) in net assets from operations	(1,794,284,707)	107,607,008
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(2,216,163)	(2,121,228)
Class B	(20,468,603)	(24,321,058)
Net realized gain on investment and foreign currency transactions
Class A	(12,223,065)	(7,015,301)
Class B	(146,438,238)	(91,158,928)
CAPITAL STOCK TRANSACTIONS
Net increase	752,222,152	1,036,460,716

Total increase (decrease)	(1,223,408,624)	1,019,451,209
NET ASSETS
Beginning of period	3,037,998,371	2,018,547,162

End of period (including accumulated net investment loss and undistributed net investment income of $(4,427,110) and $20,778,401, respectively)	$1,814,589,747	$3,037,998,371

See notes to financial statements.

13

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2008	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein International Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers seventeen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or

14

AllianceBernstein Variable Products Series Fund

liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2008:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$153,235,500		$399,385
Level 2	1,633,940,267	+	4,427,110
Level 3	–0	–	–0	–

Total	$1,787,175,767		$4,826,495

*	Other financial instruments are derivative instruments not reflected in the portfolio of investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

15

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2008, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio paid $91,750 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2008.

Brokerage commissions paid on investment transactions for the year ended December 31, 2008, amounted to $2,286,217, of which $25,309 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $969 for the year ended December 31, 2008.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

16

AllianceBernstein Variable Products Series Fund

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2008, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,488,427,106		$895,826,614
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost	$2,966,088,542

Gross unrealized appreciation	$16,093,384
Gross unrealized depreciation	(1,195,006,159)

Net unrealized depreciation	$(1,178,912,775)

1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

3. Option Transactions

For hedging purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

17

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value. For the year ended December 31, 2008, the Portfolio had no transactions in written options.

4. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Class A
Shares sold	8,440,024	5,055,084	$148,140,128	$129,630,173
Shares issued in reinvestment of dividends and distributions	635,809	352,353	14,439,228	9,136,529
Shares redeemed	(3,773,976)	(1,869,224)	(60,943,186)	(47,870,603)

Net increase	5,301,857	3,538,213	$101,636,170	$90,896,099

Class B
Shares sold	49,688,884	35,264,989	$761,634,791	$901,580,223
Shares issued in reinvestment of dividends and distributions	7,421,380	4,493,385	166,906,841	115,479,986
Shares redeemed	(18,551,975)	(2,802,922)	(277,955,650)	(71,495,592)

Net increase	38,558,289	36,955,452	$650,585,982	$945,564,617

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

18

AllianceBernstein Variable Products Series Fund

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to changes in exchange rates and interest rates.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2008.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$53,131,866	$66,798,491
Net long-term capital gains	128,214,203	57,818,024

Total distributions paid	$181,346,069	$124,616,515

As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(232,839,154	)(a)
Unrealized appreciation/(depreciation)	(1,179,002,924	)(b)

Total accumulated earnings/(deficit)	$(1,411,842,078)

(a)	On December 31, 2008, the Portfolio had a net capital loss carryforward for federal income tax purposes of $41,335,504 of which $41,335,504 expires in the year 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital loss incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio defers to January 1, 2009 post October capital losses of $191,503,650.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gain/losses on certain derivative instruments.

During the current fiscal year, permanent differences primarily due to a distribution reclassification, net operating loss disallowance, the tax treatment of foreign currency, and excess taxable distributions resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized loss on investments and foreign currency transactions, and a net decrease to additional paid in capital. This reclassification had no effect on net assets.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late

19

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Portfolio’s financial statements.

20

INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2008	2007	2006		2005		2004
Net asset value, beginning of period	$25.14	$24.96	$19.07		$16.70		$13.45

Income From Investment Operations
Net investment income (a)	.54	.43	.38		.26	(b)	.20	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(13.15)	1.07	6.21		2.49		3.16

Net increase (decrease) in net asset value from operations	(12.61)	1.50	6.59		2.75		3.36

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.31)	(.30)		(.10)		(.08)
Distributions from net realized gain on investment and foreign currency transactions	(1.25)	(1.01)	(.40)		(.28)		(.03)

Total dividends and distributions	(1.48)	(1.32)	(.70)		(.38)		(.11)

Net asset value, end of period	$11.05	$25.14	$24.96		$19.07		$16.70

Total Return
Total investment return based on net asset value (c)	(53.18)%	5.84%	35.36%		16.92%		25.12%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$155,183	$219,691	$129,837		$56,692		$47,095
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.81%	.81%	.85	%(d)	.86%		.95%
Expenses, before waivers and reimbursements	.81%	.81%	.85	%(d)	.87%		1.13%
Net investment income	2.98%	1.68%	1.75	%(d)	1.54	%(b)	1.42	%(b)
Portfolio turnover rate	36%	23%	25%		18%		23%

See footnote summary on page 22.

21

INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2008	2007	2006		2005		2004
Net asset value, beginning of period	$24.88	$24.74	$18.93		$16.61		$13.39

Income From Investment Operations
Net investment income (a)	.50	.36	.33		.19	(b)	.15	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(13.02)	1.06	6.16		2.50		3.16

Net increase (decrease) in net asset value from operations	(12.52)	1.42	6.49		2.69		3.31

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.27)	(.28)		(.09)		(.06)
Distributions from net realized gain on investment and foreign currency transactions	(1.25)	(1.01)	(.40)		(.28)		(.03)

Total dividends and distributions	(1.43)	(1.28)	(.68)		(.37)		(.09)

Net asset value, end of period	$10.93	$24.88	$24.74		$18.93		$16.61

Total Return
Total investment return based on net asset value (c)	(53.28)%	5.58%	35.05%		16.58%		24.86%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,659,407	$2,818,307	$1,888,710		$840,572		$284,443
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.06%	1.06%	1.10	%(d)	1.11%		1.20%
Expenses, before waivers and reimbursements	1.06%	1.06%	1.10	%(d)	1.12%		1.38%
Net investment income	2.77%	1.41%	1.53	%(d)	1.08	%(b)	1.07	%(b)
Portfolio turnover rate	36%	23%	25%		18%		23%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

22

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of AllianceBernstein Variable Products Series Fund, Inc. and Shareholders of AllianceBernstein International Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein International Value Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein International Value Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 11, 2009

23

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

The Portfolio for the fiscal year ended December 31, 2008 designates from distributions paid $128,219,203 as Capital Gain Dividends.

The Portfolio intends to make the election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Portfolio to their shareholders. For the fiscal year ended December 31, 2008, the total amount of foreign taxes that may be passed through to the shareholders was $11,596,833. The foreign sources of income for information reporting purposes was $108,511,205.

24

INTERNATIONAL VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and
Independent Compliance Officer

Henry S. D’Auria(2), Vice President

Sharon E. Fay(2), Vice President

Eric J. Franco(2), Vice President

Kevin F. Simms(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Thomas R. Manley, Controller

CUSTODIAN and ACCOUNTING AGENT The Bank of New York One Wall Street New York, NY 10286	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Portfolio’s portfolio are made by the International Value Investment Policy Group. Ms. Sharon E. Fay, Mr. Kevin F. Simms, Mr. Henry S. D’Auria and Mr. Eric J. Franco are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

25

INTERNATIONAL VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 76 (1990)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	93	None

John H. Dobkin, # 67 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design.	91	None

Michael J. Downey, # 65 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993 Chairman and CEO of Prudential Mutual Fund Management.	91	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 72 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2004.	91	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 60 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies and Adjunct Professor at Georgetown University Law Center in the 2008–2009 academic year. Formerly U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	91	None

Garry L. Moody, # 56 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice-Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995–2008.	90	None

26

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr., # 67 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was renamed Toppan Photomasks, Inc.	91	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

Earl D. Weiner, # 69 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; and member of Advisory Board of Sustainable Forestry Management Limited.	91	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

27

INTERNATIONAL VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 48	President and Chief Executive Officer	Executive Vice President of the Adviser** since July 2008; Director of AllianceBernstein Investments, Inc. (“ABI”) ** and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2004.

Henry S. D’Auria 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Sharon E. Fay 48	Vice President	Executive Vice President of the Adviser**, with which she has been associated since prior to 2004.

Eric J. Franco 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Kevin F. Simms 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Emilie D. Wrapp 53	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2004.

Joseph J. Mantineo 49	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2004.

Thomas R. Manley 57	Controller	Vice President of the Adviser**, with which he has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

28

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein International Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE CAPS & REIMBURSEMENTS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/29/08 ($MIL)	Portfolio
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$2,803.7	International Value Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $94,000 (0.004% of the Portfolio’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. It should be noted that the Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Directors on May 6-8, 2008.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

29

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
International Value Portfolio	Class A 1.20% Class B 1.45%	0.81% 1.06%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 29, 2008 net assets:

Portfolio	Net Assets 02/29/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Portfolio Advisory Fee (%)
International Value Portfolio	$2,803.7	International Strategic Value Schedule 90 bp on 1st $25m 70 bp on next $25m 60 bp on next $50m 50 bp on the balance Minimum account size $25m	0.507	0.739

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

30

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein International Value Fund, a retail mutual fund which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein International Value Fund.5 Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the AllianceBernstein International Value Fund been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Portfolio Adv. Fee (%)
International Value Portfolio	International Value Fund	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.739	0.739

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ITM Mutual Fund	Fee[6]
International Value Portfolio	AllianceBernstein Kokusai Value Stock[7]	0.70%

	Bernstein Kokusai Strategic Value[7]	0.95% on first ¥1 billion 0.85% on next ¥1.5 billion 0.75% on next ¥2.5 billion 0.60% on next ¥5 billion 0.50% thereafter

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the following sub-advisory relationships:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)	Portfolio Advisory Fee (%)
International Value Fund	Client # 1	0.65% on 1st $75 million 0.50% on next $25 million 0.40% on next $200 million 0.35% on next $450 million 0.30% thereafter	0.326	0.739

	Client # 2[8,9]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.525	0.739

	Client # 3	0.70% on 1st $25 million 0.45% on next $25 million 0.35% on next $200 million 0.33% thereafter	0.336	0.739

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

6	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on March 17, 2008 by Reuters was ¥97.38 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $10.3 million.

7	This ITM Fund is privately placed or institutional.

8	Assets are aggregated with other Specialty Equity Portfolios for purposes of calculating the investment advisory fee.

9	The client is an affiliate of the Adviser.

31

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)		Portfolio Advisory Fee (%)
	Client # 4	0.45% on 1st $200 million 0.36% on next $300 million 0.32% thereafter	0.334		0.739

	Client # 5	0.55% on 1st $150 million 0.50% on next $150 million 0.45% thereafter	0.458		0.739

	Client # 6	0.50%	0.500		0.739

	Client # 7	0.30%	0.300		0.739

	Client # 8	0.22% on 1st $1 billion 0.18% on next $1.5 billion 0.16% thereafter +/- Performance Fee[10]	0.192	[11]	0.739

	Client # 9	0.60% on 1st $50 million 0.40% on next $50 million 0.30% on next $300 million 0.25% thereafter	0.264		0.739

	Client # 10	0.50% on 1st $100 million 0.46% on next $300 million 0.41% thereafter	0.419		0.739

	Client # 11	0.40% on 1st $500 million 0.35% on next $1.5 billion 0.30% thereafter	0.345		0.739

	Client # 12	0.35% on 1st $1 billion 0.30% on next $1 billion 0.25% thereafter	0.350		0.739

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)12 at the approximate current asset level of the Portfolio.13

10	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark over a 60 month rolling period. The performance adjustment factor can range from -60% to +60 of the base fee.

11	The calculation excludes the performance fee.

12	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

32

AllianceBernstein Variable Products Series Fund

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Adviser and the Senior Officer, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee[14]	Lipper Group Median	Rank
International Value Portfolio[15]	0.732	0.732	7/12

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU16 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[17]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
International Value Portfolio[18]	0.855	0.893	5/12	0.975	10/53

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than it does on a management fee basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

14	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense caps that would effectively reduce the actual management fee.

15	The Portfolio’s EG includes the Portfolio, two other variable insurance product (“VIP”) International Value funds (“IFVE”) and nine VIP International Core funds (“IFCE”).

16	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

17	Most recently completed fiscal year end Class A total expense ratio.

18	The Portfolio’s EU includes the Portfolio, EG and all other VIP IFVE and IFCE funds, excluding outliers.

33

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2007, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $6,083,687 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2007, the Adviser determined that it made payment in the amount of $2,702,577 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $786 from the Portfolio.19

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,20 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli 21 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th–75th percentile range of their comparable peers.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees

19	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2007.

20	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

21	The Deli study was originally published in 2002 based on 1997 data.

22	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

34

AllianceBernstein Variable Products Series Fund

predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Portfolio23 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)24 for the periods ended January 31, 2008.25

	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	–3.46	1.32	0.42	3/3	14/18
3 year	15.49	14.38	13.27	1/2	5/15
5 year	22.81	20.53	19.73	1/2	3/15

Set forth below are the 1, 3, 5 year and since inception performance returns of the Portfolio (in bold)26 versus its benchmark.27 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.28

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
International Value Portfolio	–3.46	15.49	22.81	15.16	12.79	1.42	5
MSCI EAFE Index (Net)	0.22	13.82	20.28	8.40	11.39	1.39	5
Inception Date: May 10, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

23	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

24	The Portfolio’s PG and PU are not identical to the Portfolio’s EG and EU. The criteria for including in or excluding a fund in/from a PU is somewhat different from that of an EU.

25	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

26	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

27	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2008.

28	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

35

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Large Cap Growth Portfolio

December 31, 2008

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

LARGE CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 11, 2009

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2008.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality US companies. AllianceBernstein L.P. (the “Adviser”) tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in common stocks of large-capitalization companies. For these purposes, “large-capitalization companies” are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000 Growth Index. The Adviser looks for companies whose substantially above-average earnings growth is not fully reflected in current market valuations. Normally, the Portfolio invests in about 40–60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio’s net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Adviser expects that normally the Portfolio’s investments will tend to emphasize investments in securities issued by US companies, although it may invest in foreign securities. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Growth Index, in addition to the broad market as measured by the Standard & Poor’s (S&P) 500 Stock Index, for the one-, five- and 10-year periods ended December 31, 2008.

The Portfolio underperformed its benchmark for the annual reporting period ended December 31, 2008. Major holdings in Apple, Google and Schlumberger—despite their superior long-term fundamentals—failed to pace the performance of the market, which affected relative performance significantly. The information technology sector was the largest detracting sector for the period due to unfavorable stock selection, followed by the financials sector, which also detracted from performance due to unfavorable stock selection and an overweight position.

The health care sector was collectively the single largest contributor for the year due to a significant overweight and favorable stock selection, with many of the Portfolio’s largest contributors coming from this sector, most notably Gilead Sciences. Gilead is a dominant force in developing genetic drugs for HIV treatments and other expanding segments. With no net debt, steadily expanding cash flow, low patent-expiration risk and a strong pipeline of new drugs, the US Large Cap Growth Investment Team (the “Team”) believes that Gilead is in an ideal position to continue boosting market share.

MARKET REVIEW AND INVESTMENT STRATEGY

While economic signals have remained generally weak over the annual period, history has shown that stock markets can turn up well before economies begin their recovery. Given today’s weak economic underpinnings, corporate earnings growth will undoubtedly get worse before it gets better. However, recent stock market prices have already accounted for earnings declines well above anything seen since World War II. It is typical in extreme markets that once risk aversion gets priced into stocks broadly, investor selectivity starts to resurface, typically favoring the higher-quality, more-resilient growth companies in which the Portfolio has been well represented.

History also illustrates that during turbulent periods, the most reliable investment strategy is to maintain exposure to companies with the financial resources to survive and prosper and those positioned to capture extraordinary upside opportunities in an eventual recovery. Therefore, the Team’s current strategy continues to stress exposure to companies which enjoy the dynamics of leadership in their basic area of business. The Team is not an advocate of “cheap” stocks, which lack the benefit of this leadership. Particularly at a time of depressed values in the market, the Team favors paying the necessary premium for the best companies.

1

LARGE CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 1000 Growth Index nor the unmanaged Standard & Poor’s (S&P) 500 Stock Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The S&P 500 Stock Index is comprised of 500 US companies and is a common measure of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio concentrates its investments in a limited number of issues and an investment in the Portfolio is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

LARGE CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2008	1 Year	5 Years	10 Years
AllianceBernstein Large Cap Growth Portfolio Class A*	-39.66%	-3.06%	-3.91%
AllianceBernstein Large Cap Growth Portfolio Class B*	-39.82%	-3.31%	-5.93%	†
Russell 1000 Growth Index	-38.44%	-3.42%	-4.27%
S&P 500 Stock Index	-37.00%	-2.19%	-1.38%

* Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2008, by 2.10%.

† Since inception of the Portfolio’s Class B shares on 7/14/99.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.82% and 1.07% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/98 – 12/31/08

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Large Cap Growth Portfolio Class A shares (from 12/31/98 to 12/31/08) as compared to the performance of the Portfolio’s benchmark, the Russell 1000 Growth Index, and the broad market, as represented by the S&P 500 Stock Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

LARGE CAP GROWTH PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Large Cap Growth Portfolio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$683.06	$3.64	0.86%
Hypothetical (5% return before expenses)	$1,000	$1,020.81	$4.37	0.86%

Class B
Actual	$1,000	$682.18	$4.69	1.11%
Hypothetical (5% return before expenses)	$1,000	$1,019.56	$5.63	1.11%

*	Expenses are equal to each class’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

4

LARGE CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2008	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Hewlett-Packard Co.	$23,953,215	6.4%
Google, Inc.—Class A	23,204,501	6.2
Gilead Sciences, Inc.	21,550,396	5.8
Apple, Inc.	18,511,561	4.9
Genentech, Inc.	15,595,371	4.2
Teva Pharmaceutical Industries Ltd. (Sponsored)(ADR)	13,311,639	3.6
QUALCOMM, Inc.	12,171,451	3.2
Schlumberger Ltd.	12,160,986	3.2
Cisco Systems, Inc.	11,553,440	3.1
Monsanto Co.	11,211,328	3.0

	$163,223,888	43.6%

SECTOR DIVERSIFICATION

December 31, 2008

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$99,889,776	27.3%
Health Care	95,864,351	26.2
Consumer Staples	56,664,013	15.5
Financials	36,785,966	10.1
Energy	24,347,877	6.7
Consumer Discretionary	23,139,114	6.3
Industrials	16,635,209	4.5
Materials	12,505,780	3.4

Total Investments	$365,832,086	100.0%

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor's. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund's prospectus.

5

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2008	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.7%
INFORMATION TECHNOLOGY–26.7%
COMMUNICATIONS EQUIPMENT–7.0%
Cisco Systems, Inc.(a)	708,800	$11,553,440
Juniper Networks, Inc.(a)	130,600	2,286,806
QUALCOMM, Inc.	339,700	12,171,451

		26,011,697

COMPUTERS & PERIPHERALS–11.3%
Apple, Inc.(a)	216,890	18,511,561
Hewlett-Packard Co.	660,050	23,953,215

		42,464,776

INTERNET SOFTWARE & SERVICES–6.2%
Google, Inc.–Class A(a)	75,425	23,204,501

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.7%
Intel Corp.	178,100	2,610,946

SOFTWARE–1.5%
Activision Blizzard, Inc.(a)	521,000	4,501,440
Microsoft Corp.	56,400	1,096,416

		5,597,856

		99,889,776

HEALTH CARE–25.6%
BIOTECHNOLOGY–12.9%
Celgene Corp.(a)	200,800	11,100,224
Genentech, Inc.(a)	188,100	15,595,371
Gilead Sciences, Inc.(a)	421,400	21,550,396

		48,245,991

HEALTH CARE EQUIPMENT & SUPPLIES–4.7%
Alcon, Inc.	77,900	6,947,901
Baxter International, Inc.	106,500	5,707,335
Becton Dickinson & Co.	72,700	4,971,953

		17,627,189

HEALTH CARE PROVIDERS & SERVICES–2.0%
Medco Health Solutions, Inc.(a)	182,900	7,665,339

PHARMACEUTICALS–6.0%
Abbott Laboratories	168,900	9,014,193
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	312,700	13,311,639

		22,325,832

		95,864,351

CONSUMER STAPLES–15.1%
BEVERAGES–4.3%
The Coca-Cola Co.	96,800	4,382,136
Molson Coors Brewing Co.–Class B	57,000	2,788,440

Company	Shares	U.S. $ Value

PepsiCo, Inc.	162,500	$8,900,125

		16,070,701

FOOD & STAPLES RETAILING–4.4%
Costco Wholesale Corp.	136,600	7,171,500
Wal-Mart Stores, Inc.	166,300	9,322,778

		16,494,278

FOOD PRODUCTS–0.6%
General Mills, Inc.	36,400	2,211,300

HOUSEHOLD PRODUCTS–4.3%
Colgate-Palmolive Co.	120,000	8,224,800
Procter & Gamble Co.	126,700	7,832,594

		16,057,394

TOBACCO–1.5%
Philip Morris International, Inc.	134,000	5,830,340

		56,664,013

FINANCIALS–9.8%
CAPITAL MARKETS–4.5%
The Blackstone Group LP	114,400	747,032
The Charles Schwab Corp.	216,400	3,499,188
Franklin Resources, Inc.	62,500	3,986,250
The Goldman Sachs Group, Inc.	100,000	8,439,000

		16,671,470

DIVERSIFIED FINANCIAL SERVICES–4.5%
CME Group, Inc.–Class A	47,190	9,820,711
JP Morgan Chase & Co.	228,050	7,190,417

		17,011,128

INSURANCE–0.8%
Aflac, Inc.	67,700	3,103,368

		36,785,966

ENERGY–6.5%
ENERGY EQUIPMENT & SERVICES–3.8%
Cameron International Corp.(a)	60,300	1,236,150
National Oilwell Varco, Inc.(a)	28,500	696,540
Schlumberger Ltd.	287,290	12,160,986

		14,093,676

OIL, GAS & CONSUMABLE FUELS–2.7%
EOG Resources, Inc.	130,175	8,667,051
XTO Energy, Inc.	45,000	1,587,150

		10,254,201

		24,347,877

CONSUMER DISCRETIONARY–6.2%
HOTELS, RESTAURANTS & LEISURE–2.7%
McDonald’s Corp.	163,800	10,186,722

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

MEDIA–1.4%
The Walt Disney Co.	234,800	$5,327,612

MULTILINE RETAIL–1.7%
Kohl’s Corp.(a)	170,900	6,186,580

TEXTILES, APPAREL & LUXURY GOODS–0.4%
Nike, Inc.–Class B	28,200	1,438,200

		23,139,114

INDUSTRIALS–4.5%
AEROSPACE & DEFENSE–1.9%
Honeywell International, Inc.	48,800	1,602,104
Lockheed Martin Corp.	65,600	5,515,648

		7,117,752

CONSTRUCTION & ENGINEERING–0.5%
Jacobs Engineering Group, Inc.(a)	40,300	1,938,430

Company	Shares	U.S. $ Value

ELECTRICAL EQUIPMENT–1.9%
Emerson Electric Co.	190,700	$6,981,527

ROAD & RAIL–0.2%
Union Pacific Corp.	12,500	597,500

		16,635,209

MATERIALS–3.3%
CHEMICALS–3.3%
Air Products & Chemicals, Inc.	25,750	1,294,452
Monsanto Co.	159,365	11,211,328

		12,505,780

TOTAL INVESTMENTS–97.7% (cost $416,769,514)		365,832,086
Other assets less liabilities–2.3%		8,596,083

NET ASSETS–100.0%		$374,428,169

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

7

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $416,769,514)	$365,832,086
Cash	8,672,353
Dividends receivable	586,306
Receivable for capital stock sold	555,047
Receivable for investment securities sold	71,666

Total assets	375,717,458

LIABILITIES
Payable for investment securities purchased	758,787
Advisory fee payable	229,014
Payable for capital stock redeemed	98,710
Printing fee payable	74,891
Distribution fee payable	39,245
Administrative fee payable	24,500
Transfer Agent fee payable	161
Accrued expenses	63,981

Total liabilities	1,289,289

NET ASSETS	$374,428,169

COMPOSITION OF NET ASSETS
Capital stock, at par	$20,526
Additional paid-in capital	955,590,276
Undistributed net investment income	259,748
Accumulated net realized loss on investment transactions	(530,504,953)
Net unrealized depreciation of investments	(50,937,428)

$374,428,169

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$181,452,263	9,822,245	$18.47
B	$192,975,906	10,703,732	$18.03

See notes to financial statements.

8

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2008	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $221,558)	$5,825,917
Interest	24,562

Total investment income	5,850,479

EXPENSES
Advisory fee (see Note B)	4,335,070
Distribution fee—Class B	730,025
Transfer agency—Class A	2,764
Transfer agency—Class B	2,785
Printing	177,066
Custodian	165,238
Administrative	93,000
Audit	53,000
Legal	22,230
Directors’ fees	2,000
Miscellaneous	7,553

Total expenses	5,590,731

Net investment income	259,748

REALIZED AND UNREALIZED LOSS ON INVESTMENT TRANSACTIONS
Net realized loss on investment transactions	(67,058,377)
Net change in unrealized appreciation/depreciation of investments	(207,667,148)

Net loss on investment transactions	(274,725,525)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(274,465,777)

See notes to financial statements.

9

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2008	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$259,748	$(1,268,145)
Net realized gain (loss) on investment transactions	(67,058,377)	104,546,740
Net change in unrealized appreciation/depreciation of investments	(207,667,148)	5,859,413

Net increase (decrease) in net assets from operations	(274,465,777)	109,138,008
CAPITAL STOCK TRANSACTIONS
Net decrease	(140,298,489)	(250,389,037)

Total decrease	(414,764,266)	(141,251,029)
NET ASSETS
Beginning of period	789,192,435	930,443,464

End of period (including undistributed net investment income of $259,748 and $0, respectively)	$374,428,169	$789,192,435

See notes to financial statements.

10

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2008	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers seventeen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

11

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2008:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$365,832,086		$–0	–
Level 2	–0	–	–0	–
Level 3	–0	–	–0	–

Total	$365,832,086		$–0	–

*	Other financial instruments are derivative instruments not reflected in the portfolio of investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

12

AllianceBernstein Variable Products Series Fund

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio paid $93,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2008.

Brokerage commissions paid on investment transactions for the year ended December 31, 2008, amounted to $600,538, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $969 for the year ended December 31, 2008.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

13

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2008, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$519,419,492		$668,296,132
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$429,878,814

Gross unrealized appreciation	$13,084,033
Gross unrealized depreciation	(77,130,761)

Net unrealized depreciation	$(64,046,728)

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise

14

AllianceBernstein Variable Products Series Fund

of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the year ended December 31, 2008, the Portfolio had no transactions in written options.

3. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Class A
Shares sold	352,743	1,666,056	$8,856,556	$48,013,927
Shares redeemed	(3,454,109)	(6,383,242)	(89,196,186)	(182,395,685)

Net decrease	(3,101,366)	(4,717,186)	$(80,339,630)	$(134,381,758)

Class B
Shares sold	829,132	808,324	$19,371,034	$22,865,431
Shares redeemed	(3,262,224)	(4,979,977)	(79,329,893)	(138,872,710)

Net decrease	(2,433,092)	(4,171,653)	$(59,958,859)	$(116,007,279)

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2008.

15

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE H: Components of Accumulated Earnings (Deficit)

As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$259,748
Accumulated capital and other losses	(517,395,653	)(a)
Unrealized appreciation/(depreciation)	(64,046,728	)(b)

Total accumulated earnings/(deficit)	$(581,182,633)

(a)	On December 31, 2008, the Portfolio had a net capital loss carryforward for federal income tax purposes of $513,171,970 of which $293,988,219 expires in the year 2010, $167,106,343 expires in the year 2011, and $52,077,408 expires in the year 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital and foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio defers post-October capital losses of $4,223,683 to January 1, 2009.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Portfolio’s financial statements.

16

LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2008	2007	2006		2005	2004
Net asset value, beginning of period	$30.61	$26.87	$26.99		$23.44	$21.58

Income From Investment Operations
Net investment income (loss) (a)	.04	(.01)	(.03)		(.07)	(.03	)(b)
Net realized and unrealized gain (loss) on investment transactions	(12.18)	3.75	(.09)		3.62	1.89

Net increase (decrease) in net asset value from operations	(12.14)	3.74	(.12)		3.55	1.86

Net asset value, end of period	$18.47	$30.61	$26.87		$26.99	$23.44

Total Return
Total investment return based on net asset value (c)	(39.66)%*	13.92%*	(.44)%		15.15%	8.62%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$181,452	$395,655	$474,069		$618,980	$656,544
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.84%	.82%	.84	%(d)	.81%	.81%
Expenses, before waivers and reimbursements	.84%	.82%	.84	%(d)	.81%	.98%
Net investment income (loss)	.17%	(.03)%	(.12	)%(d)	(.28)%	(.13	)%(b)
Portfolio turnover rate	89%	92%	81%		54%	73%

See footnote summary on page 18.

17

LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2008	2007	2006		2005	2004
Net asset value, beginning of period	$29.96	$26.37	$26.55		$23.11	$21.33

Income From Investment Operations
Net investment loss (a)	(.02)	(.08)	(.09)		(.12)	(.08	)(b)
Net realized and unrealized gain (loss) on investment transactions	(11.91)	3.67	(.09)		3.56	1.86

Net increase (decrease) in net asset value from operations	(11.93)	3.59	(.18)		3.44	1.78

Net asset value, end of period	$18.03	$29.96	$26.37		$26.55	$23.11

Total Return
Total investment return based on net asset value (c)	(39.82)%*	13.61%*	(.68)%		14.89%	8.34%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$192,976	$393,537	$456,374		$624,453	$603,050
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.09%	1.07%	1.08	%(d)	1.06%	1.06%
Expenses, before waivers and reimbursements	1.09%	1.07%	1.08	%(d)	1.06%	1.24%
Net investment loss	(.08)%	(.27)%	(.37	)%(d)	(.53)%	(.38	)%(b)
Portfolio turnover rate	89%	92%	81%		54%	73%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of each share class for the years ended December 31, 2008 and December 31, 2007 by 2.10% and 0.39%, respectively.

See notes to financial statements.

18

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Large Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Large Cap Growth Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Large Cap Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 11, 2009

19

LARGE CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and
Chief Executive Officer

Philip L. Kirstein, Senior Vice President and
Independent Compliance Officer

David P. Handke, Jr.(2), Vice President

James G. Reilly(2), Vice President

Michael J. Reilly(2), Vice President

Patrick (Scott) Wallace(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Thomas R. Manley, Controller

CUSTODIAN and ACCOUNTING AGENT The Bank of New York One Wall Street New York, NY 10286	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Portfolio’s portfolio are made by the U.S. Large Cap Growth Investment Team. Mr. David P. Handke, Jr., Mr. James G. Reilly, Mr. Michael J. Reilly, and Mr. Patrick (Scott) Wallace are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

20

LARGE CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 76 (1990)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	93	None

John H. Dobkin, # 67 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design.	91	None

Michael J. Downey, # 65 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	91	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 72 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2004.	91	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 60 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies and Adjunct Professor at Georgetown University Law Center in the 2008-2009 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	91	None

21

LARGE CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, # 56 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008.	90	None

Marshall C. Turner, Jr., # 67 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was renamed Toppan Photomasks, Inc.	91	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

Earl D. Weiner, # 69 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; and member of Advisory Board of Sustainable Forestry Management Limited.	91	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

22

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 48	President and Chief Executive Officer	Executive Vice President of the Adviser** since July 2008; Director of AllianceBernstein Investments, Inc. (“ABI”)** and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2004.

David P. Handke, Jr. 59	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

James G. Reilly 47	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2004.

Michael J. Reilly 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Patrick (Scott) Wallace 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Emilie D. Wrapp 53	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2004.

Joseph J. Mantineo 49	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2004.

Thomas R. Manley 57	Controller	Vice President of the Adviser**, with which he has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

23

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/29/08 ($MIL)	Portfolio
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$665.3	Large Cap Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $94,000 (0.01% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Large Cap Growth Portfolio	Class A 0.82%	December 31
Class B 1.07%

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Directors on May 6-8, 2008.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

24

AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 29, 2008 net assets:

Portfolio	Net Assets 02/29/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Portfolio Advisory Fee (%)
Large Cap Growth Portfolio	$665.3	Large Cap Growth Schedule 80 bp on 1st $25m 50 bp on next $25m 40 bp on next $50m 30 bp on next $100m 25 bp on the balance Minimum account size $25m	0.299	0.750

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

25

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Large Cap Growth Fund, Inc., a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Large Cap Growth Fund, Inc.5 Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the Large Cap Growth Fund, Inc. been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Portfolio Adv. Fee (%)
Large Cap Growth Portfolio	Large Cap Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750	0.750

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for American Growth Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio. It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

Fund	Fee
American Growth Portfolio
Class A	1.50%
Class I (Institutional)	0.70%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ITM Mutual Fund	Fee
Large Cap Growth Fund, Inc.	AllianceBernstein U.S. Large Cap Growth Equity—Hedged/Non-Hedged	0.95%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for each of these sub-advisory relationships:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee	Portfolio Advisory Fee
Large Cap Growth Portfolio	Client #1[6,7]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.600	0.750
	Client #2	0.35% on 1st $50 million 0.30% on next $100 million 0.25% thereafter	0.265	0.750
	Client #3	0.40% on first $200 million 0.35% on next $300 million 0.25% thereafter	0.365	0.750
	Client #4	0.35%	0.350	0.750

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

6	Assets are aggregated with other Specialty Equity Portfolios for purposes of calculating the investment advisory fee.

7	The client is an affiliate of the Adviser.

26

AllianceBernstein Variable Products Series Fund

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Portfolio.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[10]	Lipper Group Median	Rank
Large Cap Growth Portfolio	0.750	0.642	12/15

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU11 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[12]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Large Cap Growth Portfolio	0.835	0.665	14/15	0.795	44/68

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2007, relative to 2006.

8	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Most recently completed fiscal year end Class A total expense ratio.

27

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2007, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $1,040,105 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2007, the Adviser determined that it made payments in the amount of $508,552 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $786 from the Portfolio.13

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,14 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli 15 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th–75th percentile range of their

13	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2007.

14	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

15	The Deli study was originally published in 2002 based on 1997 data.

28

AllianceBernstein Variable Products Series Fund

comparable peers.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended January 31, 2008.19

	Portfolio Return		PG Median	PU Median	PG Rank	PU Rank
1 year	–	0.22	0.45	0.56	13/15	56/88
3 year		6.60	6.91	7.08	11/15	52/85
5 year		9.94	11.06	10.76	12/15	51/76
10 year		3.42	4.16	4.20	8/10	24/38

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)20 versus its benchmark.21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)		3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
							Volatility (%)	Sharpe (%)
Large Cap Growth Portfolio	–	0.22	6.60	9.94	3.42	9.85	19.29	0.08	10
Russell 1000 Growth Index		0.51	6.98	10.84	2.69	8.41	18.75	0.04	10

Inception Date: June 26, 1992

16	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

17	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

18	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

19	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

20	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

21	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2008.

22	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

29

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

30

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Real Estate Investment Portfolio

December 31, 2008

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

REAL ESTATE INVESTMENT
PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 11, 2009

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2008.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is total return from long-term growth of capital and income. Under normal circumstances, the Portfolio invests at least 80% of its net assets in real estate investment trusts or REITs, and other real estate industry companies. The Portfolio invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Portfolio may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates (“REMICs”) and collateralized mortgage obligations (“CMOs”). The Portfolio may also invest in short-term investment-grade debt securities and other fixed-income securities. The Portfolio may invest in foreign securities and enter into forward commitments and standby commitment agreements. The Portfolio may enter into derivatives transactions, including options, futures, forwards and swap agreements.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the Financial Times Stock Exchange (FTSE) National Associate of Real Estate Investment Trusts (NAREIT) Equity REIT Index, for the one-, five- and 10-year periods ended December 31, 2008. For a comparison to the broad market, returns for the Standard & Poor’s (S&P) 500 Stock Index are also included.

The Portfolio outperformed the FTSE NAREIT Equity REIT Index for the annual reporting period ended December 31, 2008, though the Portfolio and both indices posted negative returns. Performance versus the benchmark was driven by favorable security selection and sector exposure.

Over the period, US economic growth experienced a marked deceleration as the financial crisis continued to evolve and damage to financial services institutions and the real economy expanded beyond the residential housing market—which was the sector affected first. The growing contagion of the crisis to credit and equity markets also intensified—in the US and overseas—and a massive reduction in the financial leverage of the private sector and a retrenchment of consumers is now being experienced. As a consequence, the US and world economies appear to have entered a synchronized downturn. It is not possible to determine the ultimate impact of the crisis on US real estate fundamentals; however, the Portfolio’s REIT Investment Policy Group (the “Group”) believes it will be negative to real estate demand and have continued to position the Portfolio to withstand a prolonged period of subpar economic growth and reduced liquidity availability.

Security selection drove relative performance for the annual period ended December 31, 2008. In the US, the Group has been able to identify attractively valued companies in niche segments of the markets where fundamentals are stronger and cash flows can be expected to be relatively more resilient. For example, the Portfolio holds an overweight position in an owner of retail factory outlets which offers an attractive value proposition to well-known brands to retail their products, incurring occupancy costs that are much lower than in regional malls or strip malls. Consumers like this retail format because they can find their favorite brands at a lower price point than in the malls, so consumer traffic has been positive. In addition, the company has been very conservative in managing its balance sheet and enjoys no maturities of significance over the next two years.

The Portfolio’s positioning in segments of the market less correlated to the business cycle also contributed to relative performance. For example, the Portfolio’s overweight position in a company that invests in, repositions and develops data-center and other technology-related specialized real estate was a contributor to performance. This space demands custom structural design, power supply and climate control. Favorable fundamentals in this niche of the market suggest that it may be less affected by the cyclical downturn.

Health care REITs are another defensive property segment that performed well during the period. These companies own space leased to nursing home, assisted living and hospital operators in addition to specialized space for medical offices. Most of the contracts with health care operators are structured on a “triple net basis” where the tenant pays for insurance, taxes and maintenance. This reduces the risk to the owner and increases the reliability of the income stream. In this period of extreme risk aversion, cash flow and dividend consistency has become very attractive to investors.

1

AllianceBernstein Variable Products Series Fund

The Portfolio’s investments with exposure to development businesses were the main detractors from performance over the annual period. These companies were penalized by the market on the expectation that returns from development will suffer a significant decline during the current economic downturn. Typically the Portfolio has reduced exposure to development pipelines, holding companies with development exposure only when the companies’ low leverage, sufficient liquidity and very attractive valuation compensates for the decline in development margins. Some of the Portfolio’s lodging positions also detracted from relative performance as leisure travel weakened progressively during the period and corporate travel began to reflect the effects of the economic slowdown over the last quarter of 2008. The Group believes that the Portfolio’s lodging investments are well positioned to withstand the economic downturn.

MARKET REVIEW AND INVESTMENT STRATEGY

For the annual period ended December 31, 2008, the FTSE NAREIT Equity REIT Index declined -37.73%. Most of the decline experienced by the index materialized in the second half of the annual period, as the impact and severity of the credit turmoil escalated with the failure of major financial institutions and risk aversion among investors intensified.

During the latter part of the period, concerns about the impact of the credit downturn on the economy, consumers and real estate valuations dominated capital markets sentiment and contributed to high equity volatility. During this period, the US economy began to slow down under the weight of US residential subprime defaults and the collapse in the value of debt securitizations, which have impacted lenders and intermediaries’ balance sheets in North America and other countries. As a result, the cost of borrowing has increased and availability of credit has diminished in most markets.

US commercial real estate certainly is not immune to the slowdown in the economy and the negative credit cycle; however, in the Group’s view it is better-placed in terms of fundamentals than the residential sector. For close to a decade, housing starts (that is, the timing that construction on a planned housing unit breaks) in the US exceeded natural demand: as a result, a significant inventory surplus of residential homes needs to be absorbed. The inventory overhang has resulted in price declines in residential homes at the national level for the first time since averages have been recorded. In contrast, commercial real estate developers began to scale back developments in the US when credit problems emerged last summer in 2007, making excess supply far less of an issue for this sector.

While fundamentals vary by region and by property type, in general, new commercial real estate construction in this cycle has been subdued, partly due to high construction costs. As a result, commercial real estate is entering the downturn with robust occupancy rates, a manageable supply of new space in the pipeline and in-place rents which, in many cases, are below prevailing market rents (thus giving some owners an opportunity to moderate the cash flow impact of market rent adjustments). The Group believes the Portfolio is defensively positioned to withstand a period of turmoil as stock selection emphasizes attractively valued companies with ample dividend coverage, reasonable leverage and high-quality tenants.

2

REAL ESTATE INVESTMENT PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index nor the unmanaged Standard & Poor’s (S&P) 500 Stock Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The FTSE NAREIT Equity REIT Index is a market-value-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and NASDAQ. The S&P 500 Stock Index is comprised of 500 US companies and is a common measure of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio concentrates its investments in real estate-related investments and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio. While the Portfolio invests principally in the equity securities of real estate investment trusts, in order to achieve its investment objectives, the Portfolio may invest up to 20% of its total assets in mortgage-backed securities which involve risks described in the prospectus. An investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including declines in the value of real estate, general and local economic conditions and interest rates. The Portfolio can invest in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

3

REAL ESTATE INVESTMENT PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2008	1 Year	5 Years	10 Years
AllianceBernstein Real Estate Investment Portfolio Class A	-35.68%	2.40%	7.92%
AllianceBernstein Real Estate Investment Portfolio Class B	-35.82%	2.15%	7.94%	*
FTSE NAREIT Equity REIT Index	-37.73%	0.91%	7.42%
S&P 500 Stock Index	-37.00%	-2.19%	-1.38%
* Since inception of the Portfolio’s Class B shares on 4/24/01.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.85% and 1.10% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO CLASS A GROWTH OF A $10,000 INVESTMENT

12/31/98 – 12/31/08

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Real Estate Investment Portfolio Class A shares (from 12/31/98 to 12/31/08) as compared to the performance of the Portfolio’s benchmark, the FTSE NAREIT Equity REIT Index, and the broad market as measured by the S&P 500 Stock Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

4

REAL ESTATE INVESTMENT PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Real Estate Investment Portfolio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$663.85	$4.60	1.10%
Hypothetical (5% return before expenses)	$1,000	$1,019.61	$5.58	1.10%

Class B
Actual	$1,000	$663.29	$5.64	1.35%
Hypothetical (5% return before expenses)	$1,000	$1,018.35	$6.85	1.35%

*	Expenses are equal to each class’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

5

REAL ESTATE INVESTMENT PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2008	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Simon Property Group, Inc.	$3,400,320	9.7%
Digital Realty Trust, Inc.	2,299,500	6.5
Ventas, Inc.	1,809,423	5.1
Vornado Realty Trust	1,641,520	4.7
Tanger Factory Outlet Centers	1,546,182	4.4
Health Care REIT, Inc.	1,531,860	4.4
Public Storage	1,423,050	4.1
Nationwide Health Properties, Inc.	1,378,560	3.9
Equity Residential	1,282,260	3.6
Rayonier, Inc.	1,172,427	3.3

	$17,485,102	49.7%

INDUSTRY DIVERSIFICATION

December 31, 2008

INDUSTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Diversified/Specialty	$7,560,071	22.2%
Health Care	6,033,445	17.7
Multi-Family	4,826,871	14.1
Regional Mall	4,212,494	12.3
Shopping Center/Other Retail	3,877,416	11.4
Office	2,475,994	7.3
Lodging	2,168,829	6.3
Self Storage	1,423,050	4.2
Industrial Warehouse Distribution	958,410	2.8
Triple Net	574,146	1.7

Total Investments	$34,110,726	100.0%

Please note: The industry classifications presented herein are based on the industry categorization methodology of the Adviser.

6

REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2008	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–96.9%

EQUITY: OTHER–40.3%
DIVERSIFIED/ SPECIALTY–21.5%
Alexandria Real Estate Equities, Inc.	13,500	$814,590
Digital Realty Trust, Inc.	70,000	2,299,500
Entertainment Properties Trust	32,500	968,500
Plum Creek Timber Co., Inc.	19,100	663,534
Rayonier, Inc.	37,398	1,172,427
Vornado Realty Trust	27,200	1,641,520

		7,560,071

HEALTH CARE–17.2%
HCP, Inc.	26,600	738,682
Health Care REIT, Inc.	36,300	1,531,860
Nationwide Health Properties, Inc.	48,000	1,378,560
Omega Healthcare Investors, Inc.	36,000	574,920
Ventas, Inc.	53,900	1,809,423

		6,033,445

TRIPLE NET–1.6%
National Retail Properties, Inc.	33,400	574,146

		14,167,662

RETAIL–23.0%
REGIONAL MALL–12.0%
Simon Property Group, Inc.	64,000	3,400,320
Taubman Centers, Inc.	31,900	812,174

		4,212,494

SHOPPING CENTER/OTHER RETAIL–11.0%
Federal Realty Investment Trust	9,200	571,136
Kimco Realty Corp.	52,600	961,528
Regency Centers Corp.	17,100	798,570
Tanger Factory Outlet Centers	41,100	1,546,182

		3,877,416

		8,089,910

RESIDENTIAL–17.7%
MULTI-FAMILY–13.7%
Camden Property Trust	21,100	661,274
Equity Residential	43,000	1,282,260
Essex Property Trust, Inc.	5,400	414,450
Home Properties, Inc.	19,907	808,224
Mid-America Apartment Communities, Inc.	24,910	925,656
UDR, Inc.	53,300	735,007

		4,826,871

SELF STORAGE–4.0%
Public Storage	17,900	1,423,050

		6,249,921

Company	Shares	U.S. $ Value

OFFICE–7.0%
OFFICE–7.0%
Brookfield Properties Corp.	51,450	$397,708
Corporate Office Properties Trust SBI MD	22,200	681,540
Douglas Emmett, Inc.	46,000	600,760
Highwoods Properties, Inc.	20,100	549,936
SL Green Realty Corp.	9,500	246,050

		2,475,994

LODGING–6.2%
LODGING–6.2%
DiamondRock Hospitality Co.	100,600	510,042
Host Hotels & Resorts, Inc.	120,340	910,974
LaSalle Hotel Properties	14,800	163,540
Starwood Hotels & Resorts Worldwide, Inc.	15,800	282,820
Sunstone Hotel Investors, Inc.	48,700	301,453

		2,168,829

INDUSTRIAL–2.7%
INDUSTRIAL WAREHOUSE DISTRIBUTION–2.7%
ProLogis	69,000	958,410

TOTAL INVESTMENTS–96.9% (cost $35,356,176)		34,110,726
Other assets less liabilities–3.1%		1,075,623

NET ASSETS–100.0%		$35,186,349

See notes to financial statements.

7

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $35,356,176)	$34,110,726
Cash	1,105,331
Dividends receivable	292,125
Receivable for capital stock sold	235,813
Receivable for investment securities sold	43,487

Total assets	35,787,482

LIABILITIES
Payable for investment securities purchased	500,338
Administrative fee payable	23,500
Advisory fee payable	14,656
Payable for capital stock redeemed	13,545
Distribution fee payable	2,096
Transfer Agent fee payable	161
Accrued expenses	46,837

Total liabilities	601,133

NET ASSETS	$35,186,349

COMPOSITION OF NET ASSETS
Capital stock, at par	$4,476
Additional paid-in capital	39,011,093
Undistributed net investment income	1,179,758
Accumulated net realized loss on investment transactions	(3,763,528)
Net unrealized depreciation of investments	(1,245,450)

$35,186,349

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$24,082,106	3,063,520	$7.86
B	$11,104,243	1,412,629	$7.86

See notes to financial statements.

8

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2008	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $5,393)	$1,794,313
Interest	9,657

Total investment income	1,803,970

EXPENSES
Advisory fee (see Note B)	316,942
Distribution fee—Class B	44,828
Transfer agency—Class A	1,335
Transfer agency—Class B	601
Administrative	91,000
Custodian	83,875
Audit	54,500
Legal	24,141
Printing	4,710
Directors’ fees	2,000
Miscellaneous	5,093

Total expenses	629,025

Net investment income	1,174,945

REALIZED AND UNREALIZED LOSS ON INVESTMENT TRANSACTIONS
Net realized loss on investment transactions	(3,660,877)
Net change in unrealized appreciation/depreciation of investments	(19,036,350)

Net loss on investment transactions	(22,697,227)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(21,522,282)

See notes to financial statements.

9

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2008	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,174,945	$975,288
Net realized gain (loss) on investment transactions	(3,660,877)	15,553,558
Net change in unrealized appreciation/depreciation of investments	(19,036,350)	(29,845,850)

Net decrease in net assets from operations	(21,522,282)	(13,317,004)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(713,047)	(931,803)
Class B	(234,778)	(356,998)
Net realized gain on investment transactions
Class A	(10,858,993)	(11,126,096)
Class B	(4,707,359)	(5,149,348)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	927,259	(10,601,127)

Total decrease	(37,109,200)	(41,482,376)
NET ASSETS
Beginning of period	72,295,549	113,777,925

End of period (including undistributed net investment income of $1,179,758 and $965,583, respectively)	$35,186,349	$72,295,549

See notes to financial statements.

10

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2008	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is total return from long-term growth of capital and income. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers seventeen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is

11

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2008:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$34,110,726		$–0	–
Level 2	–0	–	–0	–
Level 3	–0	–	–0	–

Total	$34,110,726		$–0	–

*	Other financial instruments are derivative instruments not reflected in the portfolio of investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

12

AllianceBernstein Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio paid $91,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2008.

Brokerage commissions paid on investment transactions for the year ended December 31, 2008 amounted to $35,469, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $969 for the year ended December 31, 2008.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

13

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2008, were as follows:

	Purchases		Sales
Investment securities (excluding U. S. government securities)	$26,348,938		$38,989,853
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$35,452,954

Gross unrealized appreciation	$5,245,698
Gross unrealized depreciation	(6,587,926)

Net unrealized depreciation	$(1,342,228)

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise

14

AllianceBernstein Variable Products Series Fund

of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the year ended December 31, 2008, the Portfolio had no transactions in written options.

3. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Class A
Shares sold	440,141	469,829	$5,244,022	$9,707,237
Shares issued in reinvestment of dividends and distributions	892,904	624,115	11,572,040	12,057,899
Shares redeemed	(1,351,097)	(1,530,559)	(16,525,963)	(30,880,909)

Net increase (decrease)	(18,052)	(436,615)	$290,099	$(9,115,773)

Class B
Shares sold	199,003	218,581	$2,382,465	$4,401,956
Shares issued in reinvestment of dividends and distributions	380,750	285,155	4,942,137	5,506,346
Shares redeemed	(542,219)	(596,277)	(6,687,442)	(11,393,656)

Net increase (decrease)	37,534	(92,541)	$637,160	$(1,485,354)

NOTE F: Risks Involved in Investing in the Portfolio

Concentration of Risk—Although the Portfolio does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Portfolio’s investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

15

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims of losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2008.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$1,057,062	$3,843,405
Net long-term capital gains	15,457,115	13,720,840

Total taxable distributions	16,514,177	17,564,245

Total distributions paid	$16,514,177	$17,564,245

As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,071,311
Undistributed long term capital gain	828,577
Accumulated capital and other losses	(4,495,327	)(a)
Unrealized appreciation/(depreciation)	(1,342,228	)(b)

Total accumulated earnings/(deficit)	$(3,937,667	)(c)

(a)	Net capital and foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio defers post October capital losses of $4,495,327 to January 1, 2009.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to deferred income from an underlying security.

During the current fiscal year, permanent differences primarily due to a distribution reclassification, resulted in a net decrease in undistributed net investment income, and a corresponding net decrease in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004,

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AllianceBernstein Variable Products Series Fund

plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Portfolio’s financial statements.

17

REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2008	2007	2006		2005	2004
Net asset value, beginning of period	$16.23	$22.83	$19.98		$20.66	$15.62

Income From Investment Operations
Net investment income (a)	.26	.22	.29		.32	.39	(b)
Net realized and unrealized gain (loss) on investment transactions	(4.38)	(2.91)	6.02		1.84	5.05

Net increase (decrease) in net asset value from operations	(4.12)	(2.69)	6.31		2.16	5.44

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.30)	(.47)		(.68)	(.40)
Distributions from net realized gain on investment transactions	(3.99)	(3.61)	(2.99)		(2.16)	–0	–

Total dividends and distributions	(4.25)	(3.91)	(3.46)		(2.84)	(.40)

Net asset value, end of period	$7.86	$16.23	$22.83		$19.98	$20.66

Total Return
Total investment return based on net asset value (c)	(35.68)%	(14.53)%	35.22%		11.67%	35.63%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,082	$50,015	$80,317		$67,161	$88,441
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.01%	.85%	.83	%(d)	.83%	.77%
Expenses, before waivers and reimbursements	1.01%	.85%	.83	%(d)	.83%	.99%
Net investment income	2.13%	1.09%	1.33	%(d)	1.64%	2.26	%(b)
Portfolio turnover rate	46%	51%	47%		46%	35%

See footnote summary on page 19.

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AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2008	2007	2006		2005	2004
Net asset value, beginning of period	$16.20	$22.80	$19.94		$20.54	$15.55

Income From Investment Operations
Net investment income (a)	.22	.16	.22		.38	.34	(b)
Net realized and unrealized gain (loss) on investment transactions	(4.37)	(2.90)	6.03		1.72	5.03

Net increase (decrease) in net asset value from operations	(4.15)	(2.74)	6.25		2.10	5.37

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.25)	(.40)		(.54)	(.38)
Distributions from net realized gain on investment transactions	(3.99)	(3.61)	(2.99)		(2.16)	–0	–

Total dividends and distributions	(4.19)	(3.86)	(3.39)		(2.70)	(.38)

Net asset value, end of period	$7.86	$16.20	$22.80		$19.94	$20.54

Total Return
Total investment return based on net asset value (c)	(35.82)%	(14.76)%	34.88%		11.40%	35.28%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,104	$22,281	$33,461		$24,875	$67,457
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.26%	1.10%	1.08	%(d)	1.06%	1.02%
Expenses, before waivers and reimbursements	1.26%	1.10%	1.08	%(d)	1.06%	1.24%
Net investment income	1.83%	.80%	1.04	%(d)	2.11%	2.02	%(b)
Portfolio turnover rate	46%	51%	47%		46%	35%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Real Estate Investment Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Real Estate Investment Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Real Estate Investment Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 11, 2009

20

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For the year ended December 31, 2008, the Portfolio designates from distributions paid $15,457,115 as capital gain dividends.

21

REAL ESTATE INVESTMENT
PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS
Robert M. Keith, President and Chief Executive Officer Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Teresa Marziano(2), Vice President Joseph G. Paul(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Thomas R. Manley, Controller

CUSTODIAN and ACCOUNTING AGENT	LEGAL COUNSEL
The Bank of New York	Seward & Kissel LLP
One Wall Street	One Battery Park Plaza
New York, NY 10286	New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the REIT Investment Policy Group. Mr. Joseph G. Paul and Ms. Teresa Marziano are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

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REAL ESTATE INVESTMENT
PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 76 (1990)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	93	None

John H. Dobkin, # 67 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design.	91	None

Michael J. Downey, # 65 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, thereto, Chairman and CEO of Prudential Mutual Fund Management.	91	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 72 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2004.	91	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 60 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies and Adjunct Professor at Georgetown University Law Center in the 2008–2009 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	91	None

23

REAL ESTATE INVESTMENT PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, # 56 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995–2008.	90	None

Marshall C. Turner, Jr., # 67 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was renamed Toppan Photomasks, Inc.	91	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

Earl D. Weiner, # 69 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; and member of Advisory Board of Sustainable Forestry Management Limited.	91	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

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AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 48	President and Chief Executive Officer	Executive Vice President of the Adviser** since July 2008; Director of AllianceBernstein Investments, Inc. (“ABI”)** and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2004.

Teresa Marziano 54	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2004.

Joseph G. Paul 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Emilie D. Wrapp 53	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2004.

Joseph J. Mantineo 49	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2004.

Thomas R. Manley 57	Controller	Vice President of the Adviser**, with which he has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

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REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS.

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/29/08 ($MIL)	Portfolio
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$64.3	Real Estate Investment Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $94,000 (0.10% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Real Estate Investment Portfolio	Class A 0.85%	December 31
Class B 1.10%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Directors on May 6-8, 2008.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

26

AllianceBernstein Variable Products Series Fund

provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 29, 2008 net assets:

Portfolio	Net Assets 02/29/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)[5]	Portfolio Advisory Fee (%)
Real Estate Investment Portfolio	$64.3	U.S. REIT Strategy Schedule 70 bp on 1st $25m 60 bp on next $25m 50 bp on next $25m negotiable on the balance Minimum account size $25m	0.617	0.550

The Adviser also manages AllianceBernstein Global Real Estate Investment Fund, Inc. a retail mutual fund, which has a somewhat similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Global Real Estate Investment Fund, Inc.6 Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the Global Real Estate Investment Fund, Inc. been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Portfolio Adv. Fee (%)
Real Estate Investment Portfolio[7]	Global Real Estate Investment Fund, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550	0.550

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	Assumes 50 bp on the balance.

6	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

7	It should be noted that the Portfolio’s investment guidelines are more restrictive than that of AllianceBernstein Global Real Estate Investment Fund, Inc. The Portfolio primarily invests in equity securities of U.S. real estate investment trusts (“REITS”) and other U.S. real estate industry companies, in contrast to the AllianceBernstein Global Real Estate Investment Fund, Inc., which may invest in equities of non-U.S. REITS and other non-U.S. real estate industry companies.

27

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Global Real Estate Securities Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio8. It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

Fund	Fee
Global Real Estate Securities Portfolio
Class A	1.75%
Class I (Institutional)	0.95%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Portfolio.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[11]	Lipper Group Median	Rank
Real Estate Investment Portfolio	0.550	0.842	1/14

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[13]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Real Estate Investment Portfolio	0.832	0.907	3/14	0.879	6/21

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

8	It should be noted that the Portfolio’s investment guidelines are more restrictive than that of the Luxembourg fund. The Portfolio primarily invests in equity securities of U.S. real estate investment trusts (“REITS”) and other U.S. real estate industry companies, in contrast to the Luxembourg fund, which may invest in equities of non-U.S. REITS and other non-U.S. real estate industry companies.

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

28

AllianceBernstein Variable Products Series Fund

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2007, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $73,972 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2007, the Adviser determined that it made payments in the amount of $154,379 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $786 from the Portfolio.14

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,15 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual

14	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2007.

15	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

29

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th – 75th percentile range of their comparable peers.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended January 31, 2008.20

	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	–22.31	–23.44	–23.71	4/14	6/23
3 year	11.80	11.75	11.90	7/14	12/21
5 year	19.71	19.46	19.45	3/11	4/16
10 year	10.35	10.55	10.35	4/6	5/9

16	The Deli study was originally published in 2002 based on 1997 data.

17	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

18	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

19	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including or excluding a fund from a PU is somewhat different from that of an EU.

20	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

30

AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)21 versus its benchmark.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Real Estate Investment Portfolio	–22.31	11.80	19.71	10.35	11.33	15.41	0.47	10
NAREIT Equity Index[22]	–23.04	11.33	18.63	10.43	11.12	14.88	0.49	10
S&P 500 Stock Index	–2.31	7.28	12.04	5.14	7.29	N/A	N/A	N/A

Inception Date: January 9, 1997

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2008. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

31

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Small Cap Growth Portfolio

December 31, 2008

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SMALL CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 11, 2009

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2008.

INVESTMENT OBJECTIVES AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, “smaller companies” are those that, at the time of investment, fall within the lowest 20% of the total US equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Portfolio’s definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. The Portfolio invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. The Portfolio’s investment policies emphasize investments in companies that are demonstrating improving fundamentals and favorable earnings momentum. Normally, the Portfolio invests in about 95–125 companies. The Portfolio may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 2000 Growth Index, for the one-, five- and 10-year periods ended December 31, 2008.

The Portfolio underperformed the benchmark for the annual reporting period ended December 31, 2008. A wholesale flight to safety intensified throughout the year under review, as evidence mounted that the global economy was entering a recession. A difficult fourth quarter contributed to an annual Portfolio return that trailed the benchmark by a sizeable margin.

The dominance of value in the small-cap space combined with the negative impact of redemption-induced hedge fund divestitures weighed on stock selection across each sector of the Portfolio. Technology was the largest source of underperformance. Specifically, within technology, the deteriorating economy and growing financial crisis led to the underperformance of several of the Portfolio’s semiconductor holdings with a high level of operating and financial leverage. The industrials sector was also a large weak spot in the Portfolio throughout much of 2008. Favorable sector allocations provided a modest offset, as the Portfolio benefited from an overweight in the defensive health-care sector and an underweight in the troubled financials sector.

MARKET REVIEW AND INVESTMENT STRATEGY

The S&P 500 Stock Index’s return for 2008 was by far the worst for a single year in the reported history of the index and among the worst ever based on index reconstructions dating back to the 1800s. Small cap growth investors were not spared from the carnage as the Russell 2000 Growth Index also suffered the largest decline in its 30-year history. The majority of the market damage was inflicted during the nine-week period following the collapse of Lehman Brothers on September 15, 2008, through to the market bottom on November 20, 2008, during which time the Chicago Board Options Exchange Volatility Index (the “VIX” index) rose to a level of more than five times the average of the prior 5 years. Not only was 2008 a horrendous year for absolute returns, but active managers also struggled because of the dominance of value in the small cap space and the impact of hedge-fund redemptions.

Sector allocations within the Portfolio were changed modestly during the year, as the Portfolio’s Small Cap Growth Investment Team (the “Team”) moved to a large overweight within consumer/commercial services. These purchases were funded by eliminating the overweight in technology and moving it to a small underweight. The Portfolio’s largest overweights as of December 31, 2008, were within consumer/commercial services and energy; the largest underweights were industrials and technology. Consistent with the Team’s discipline, investments throughout the reporting period emphasized companies whose earnings growth potential had been underestimated by the marketplace.

1

SMALL CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 2000 Growth Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index contains those securities in the Russell 2000 Index with a greater-than-average growth orientation. The unmanaged Russell 2000 Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 10% of the US equity market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio concentrates its investments in the stocks of small-capitalization companies, which tend to be more volatile than large-cap companies. Small-cap stocks may have additional risks because these companies tend to have limited product lines, markets, financial resources or less liquidity (i.e., more difficulty when buying and selling more than the average daily trading volume of certain investment shares). The Portfolio can invest in foreign securities. Foreign markets can be more volatile than the US market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolio will invest in foreign currency denominated securities, fluctuations in the value of the Portfolio’s investments may be magnified by changes in foreign exchange rates. The Portfolio pursues an aggressive investment strategy and an investment in the Portfolio is subject to higher risk. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

SMALL CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2008	1 Year	5 Years	10 Years
AllianceBernstein Small Cap Growth Portfolio Class A*	-45.54%	-3.68%	-2.11%
AllianceBernstein Small Cap Growth Portfolio Class B*	-45.62%	-3.90%	-4.79%†
Russell 2000 Growth Index	-38.54%	-2.35%	-0.76%

* Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2008, by 0.40%.

† Since inception of the Portfolio’s Class B shares on 8/10/00.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.20% and 1.44% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/98 – 12/31/08

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small Cap Growth Portfolio Class A shares (from 12/31/98 to 12/31/08) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

SMALL CAP GROWTH PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Small Cap Growth Portfolio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$629.11	$5.77	1.41%
Hypothetical (5% return before expenses)	$1,000	$1,018.05	$7.15	1.41%

Class B
Actual	$1,000	$628.62	$7.08	1.73%
Hypothetical (5% return before expenses)	$1,000	$1,016.44	$8.77	1.73%

*	Expenses are equal to each class’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

4

SMALL CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2008	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
NetFlix, Inc.	$499,163	1.7%
Masimo Corp.	441,484	1.5
Greenhill & Co., Inc.	439,551	1.5
IDEX Corp.	433,613	1.5
Alexion Pharmaceuticals, Inc.	419,804	1.4
Huron Consulting Group, Inc.	418,071	1.4
Immucor, Inc.	409,332	1.4
Baldor Electric Co.	405,195	1.4
National CineMedia, Inc.	402,558	1.4
VistaPrint Ltd.	394,997	1.4

	$4,263,768	14.6%

SECTOR DIVERSIFICATION

December 31, 2008

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Health Care	$7,218,208	25.5%
Information Technology	6,287,769	22.3
Industrials	5,208,516	18.4
Consumer Discretionary	5,015,278	17.8
Energy	2,293,708	8.1
Financials	1,486,484	5.3
Materials	406,173	1.4
Telecommunication Services	331,296	1.2

Total Investments	$28,247,432	100.0%

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

5

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2008	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.0%

HEALTH CARE–24.8%
BIOTECHNOLOGY–9.1%
Acorda Therapeutics, Inc.(a)	12,000	$246,120
Alexion Pharmaceuticals, Inc.(a)	11,600	419,804
Allos Therapeutics, Inc.(a)	31,200	190,944
BioMarin Pharmaceutical, Inc.(a)	12,700	226,060
Cougar Biotechnology, Inc.(a)	8,400	218,400
Genomic Health, Inc.(a)	19,900	387,652
Incyte Corp. Ltd.(a)	24,500	92,855
Onyx Pharmaceuticals, Inc.(a)	7,700	263,032
OSI Pharmaceuticals, Inc.(a)	6,200	242,110
Pharmasset, Inc.(a)	12,800	167,808
United Therapeutics Corp.(a)	3,100	193,905

		2,648,690

HEALTH CARE EQUIPMENT & SUPPLIES–6.0%
Abiomed, Inc.(a)	13,300	218,386
Immucor, Inc.(a)	15,400	409,332
Masimo Corp.(a)	14,800	441,484
Meridian Bioscience, Inc.	11,750	299,273
NuVasive, Inc.(a)	11,100	384,615

		1,753,090

HEALTH CARE PROVIDERS & SERVICES–4.8%
CardioNet, Inc.(a)	12,600	310,590
HMS Holdings Corp.(a)	6,500	204,880
IPC The Hospitalist Co., Inc.(a)	10,500	176,715
LHC Group, Inc.(a)	9,600	345,600
Psychiatric Solutions, Inc.(a)	12,400	345,340

		1,383,125

HEALTH CARE TECHNOLOGY–2.2%
Cerner Corp.(a)	7,200	276,840
MedAssets, Inc.(a)	25,400	370,840

		647,680

LIFE SCIENCES TOOLS & SERVICES–2.5%
AMAG Pharmaceuticals, Inc.(a)	2,100	75,285
Icon PLC (Sponsored) (ADR)(a)	18,700	368,203
Illumina, Inc.(a)	10,700	278,735

		722,223

PHARMACEUTICALS–0.2%
Alexza Pharmaceuticals, Inc.(a)	20,000	63,400

		7,218,208

INFORMATION TECHNOLOGY–21.5%
COMMUNICATIONS EQUIPMENT–1.6%
F5 Networks, Inc.(a)	14,000	320,040
Netgear, Inc.(a)	13,800	157,458

		477,498

Company	Shares	U.S. $ Value

COMPUTERS & PERIPHERALS–0.8%
3PAR, Inc.(a)	31,900	$243,397

INTERNET SOFTWARE & SERVICES–5.1%
comScore, Inc.(a)	23,900	304,725
Constant Contact, Inc.(a)	16,300	215,975
Digital River, Inc.(a)	15,700	389,360
VistaPrint Ltd.(a)	21,225	394,997
Websense, Inc.(a)	12,800	191,616

		1,496,673

IT SERVICES–1.6%
CyberSource Corp.(a)	21,600	258,984
Global Payments, Inc.	6,300	206,577

		465,561

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–5.7%
Atheros Communications, Inc.(a)	8,600	123,066
Cymer, Inc.(a)	5,200	113,932
Hittite Microwave Corp.(a)	10,900	321,114
Intellon Corp.(a)	41,600	104,416
MKS Instruments, Inc.(a)	13,100	193,749
ON Semiconductor Corp.(a)	81,300	276,420
PMC-Sierra, Inc.(a)	49,300	239,598
Verigy Ltd.(a)	29,300	281,866

		1,654,161

SOFTWARE–6.7%
Blackbaud, Inc.	17,320	233,820
Commvault Systems, Inc.(a)	19,100	256,131
Concur Technologies, Inc.(a)	6,000	196,920
Informatica Corp.(a)	17,410	239,039
MICROS Systems, Inc.(a)	9,900	161,568
Solera Holdings, Inc.(a)	14,800	356,680
SuccessFactors, Inc.(a)	32,600	187,124
Synopsys, Inc.(a)	11,500	212,980
THQ, Inc.(a)	25,350	106,217

		1,950,479

		6,287,769

INDUSTRIALS–18.0%
AEROSPACE & DEFENSE–1.1%
Hexcel Corp.(a)	42,500	314,075

COMMERCIAL SERVICES & SUPPLIES–1.5%
Copart, Inc.(a)	3,400	92,446
Stericycle, Inc.(a)	6,580	342,687

		435,133

CONSTRUCTION & ENGINEERING–0.3%
Chicago Bridge & Iron Co. NV	9,200	92,460

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

ELECTRICAL EQUIPMENT–3.4%
Ametek, Inc.	11,900	$359,499
Baldor Electric Co.	22,700	405,195
EnerSys(a)	19,700	216,700

		981,394

MACHINERY–7.2%
Actuant Corp.–Class A	19,700	374,694
Bucyrus International, Inc.– Class A	18,300	338,916
Chart Industries, Inc.(a)	16,400	174,332
Colfax Corp.(a)	16,600	172,474
IDEX Corp.	17,955	433,613
Joy Global, Inc.	7,800	178,542
Kaydon Corp.	400	13,740
RBC Bearings, Inc.(a)	8,700	176,436
Valmont Industries, Inc.	3,600	220,896

		2,083,643

MARINE–0.7%
Kirby Corp.(a)	7,500	205,200

PROFESSIONAL SERVICES–2.7%
Duff & Phelps Corp.–Class A(a)	8,100	154,872
FTI Consulting, Inc.(a)	4,800	214,464
Huron Consulting Group, Inc.(a)	7,300	418,071

		787,407

ROAD & RAIL–1.1%
Kansas City Southern(a)	7,600	144,780
Knight Transportation, Inc.	10,200	164,424

		309,204

		5,208,516

CONSUMER DISCRETIONARY–17.2%
DIVERSIFIED CONSUMER SERVICES–4.5%
American Public Education, Inc.(a)	5,700	211,983
Corinthian Colleges, Inc.(a)	21,900	358,503
K12, Inc.(a)	18,210	341,438
Strayer Education, Inc.	1,800	385,938

		1,297,862

HOTELS, RESTAURANTS & LEISURE–3.5%
Great Wolf Resorts, Inc.(a)	50,000	77,000
Orient-Express Hotels Ltd.– Class A	11,800	90,388
Panera Bread Co.–Class A(a)	6,200	323,888
Red Robin Gourmet Burgers, Inc.(a)	12,550	211,216
Texas Roadhouse, Inc.–Class A(a)	39,300	304,575

		1,007,067

INTERNET & CATALOG RETAIL–1.7%
NetFlix, Inc.(a)	16,700	499,163

Company	Shares	U.S. $ Value

MEDIA–2.6%
Morningstar, Inc.(a)	3,300	$117,150
National CineMedia, Inc.	39,700	402,558
RHI Entertainment, Inc.(a)	31,000	251,720

		771,428

MULTILINE RETAIL–0.8%
Dollar Tree, Inc.(a)	5,900	246,620

SPECIALTY RETAIL–4.1%
American Eagle Outfitters, Inc.	31,500	294,840
Citi Trends, Inc.(a)	18,700	275,264
Dick’s Sporting Goods, Inc.(a)	17,100	241,281
Hibbett Sports, Inc.(a)	24,300	381,753

		1,193,138

		5,015,278

ENERGY–7.9%
ENERGY EQUIPMENT & SERVICES–4.5%
Complete Production Services, Inc.(a)	28,900	235,535
Core Laboratories NV	3,084	184,608
Dril-Quip, Inc.(a)	4,700	96,397
FMC Technologies, Inc.(a)	6,000	142,980
Oceaneering International, Inc.(a)	8,600	250,604
Superior Energy Services, Inc.(a)	14,900	237,357
T-3 Energy Services, Inc.– Class 3(a)	5,400	50,976
Tesco Corp.(a)	15,400	109,956

		1,308,413

OIL, GAS & CONSUMABLE FUELS–3.4%
Bill Barrett Corp.(a)	8,500	179,605
BPZ Resources, Inc.(a)	11,500	73,600
Cabot Oil & Gas Corp.	9,900	257,400
Concho Resources, Inc./Midland TX(a)	6,200	141,484
Newfield Exploration Co.(a)	7,400	146,150
Penn Virginia Corp.	7,200	187,056

		985,295

		2,293,708

FINANCIALS–5.1%
CAPITAL MARKETS–5.1%
Affiliated Managers Group, Inc.(a)	7,300	306,016
Greenhill & Co., Inc.	6,300	439,551
KBW, Inc.(a)	13,300	305,900
optionsXpress Holdings, Inc.	7,680	102,605
Stifel Financial Corp.(a)	7,250	332,412

		1,486,484

MATERIALS–1.4%
CHEMICALS–1.4%
Calgon Carbon Corp.(a)	16,300	250,368
Ferro Corp.	22,100	155,805

		406,173

7

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

TELECOMMUNICATION SERVICES–1.1%
WIRELESS TELECOMMUNICATION SERVICES–1.1%
SBA Communications Corp.–Class A(a)	20,300	$331,296

Company	Shares	U.S. $ Value

WARRANTS–0.0%

INFORMATION TECHNOLOGY–0.0%
COMMUNICATION EQUIPMENT–0.0%
Lantronix, Inc., expiring 2/09/11(a) (cost $0)	2,486	$0

TOTAL INVESTMENTS–97.0% (cost $37,964,480)		28,247,432
Other assets less liabilities–3.0%		866,345

NET ASSETS–100.0%		$29,113,777

(a)	Non–income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

8

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $37,964,480)	$28,247,432
Cash	812,939
Receivable for investment securities sold	178,493
Receivable for capital stock sold	166,190
Dividends and interest receivable	7,617

Total assets	29,412,671

LIABILITIES
Payable for investment securities purchased	175,604
Custodian fee payable	30,126
Administrative fee payable	24,000
Payable for capital stock redeemed	17,525
Advisory fee payable	17,210
Printing fee payable	16,668
Distribution fee payable	2,180
Transfer Agent fee payable	161
Accrued expenses	15,420

Total liabilities	298,894

NET ASSETS	$29,113,777

COMPOSITION OF NET ASSETS
Capital stock, at par	$3,479
Additional paid-in capital	84,198,284
Accumulated net realized loss on investment transactions	(45,370,938)
Net unrealized depreciation of investments	(9,717,048)

$29,113,777

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$18,002,496	2,134,359	$8.43
B	$11,111,281	1,345,094	$8.26

See notes to financial statements.

9

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2008	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $981)	$141,960
Interest	11,575

Total investment income	153,535

EXPENSES
Advisory fee (see Note B)	378,731
Distribution fee—Class B	41,344
Transfer agency—Class A	1,427
Transfer agency—Class B	760
Custodian	118,131
Administrative	92,000
Audit	53,000
Legal	18,247
Printing	3,621
Directors’ fees	2,000
Miscellaneous	3,995

Total expenses	713,256

Net investment loss	(559,721)

REALIZED AND UNREALIZED LOSS ON INVESTMENT TRANSACTIONS
Net realized loss on investment transactions	(3,576,475)
Net change in unrealized appreciation/depreciation of investments	(22,124,470)

Net loss on investment transactions	(25,700,945)

Contributions from Adviser (see Note B)	574

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(26,260,092)

See notes to financial statements.

10

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2008	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(559,721)	$(597,742)
Net realized gain (loss) on investment transactions	(3,576,475)	10,977,805
Net change in unrealized appreciation/depreciation of investments	(22,124,470)	(1,648,015)
Contributions from Adviser	574	–0	–

Net increase (decrease) in net assets from operations	(26,260,092)	8,732,048
CAPITAL STOCK TRANSACTIONS
Net decrease	(9,430,426)	(14,495,834)

Total decrease	(35,690,518)	(5,763,786)
NET ASSETS
Beginning of period	64,804,295	70,568,081

End of period	$29,113,777	$64,804,295

See notes to financial statements.

11

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2008	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers seventeen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Exchange, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is

12

AllianceBernstein Variable Products Series Fund

defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2008:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$28,247,432		$–0	–
Level 2	–0	–	–0	–
Level 3	–0	–	–0	–

Total	$28,247,432		$–0	–

*	Other financial instruments are derivative instruments not reflected in the portfolio of investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain and loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

13

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During the year ended December 31, 2008, the Adviser made a payment of $574 to the Portfolio in connection with an error made by the Adviser in processing a claim for class action settlement proceeds on behalf of the Portfolio.

Pursuant to the investment advisory agreement, the Portfolio paid $92,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended December 31, 2008.

Brokerage commissions paid on investment transactions for the year ended December 31, 2008 amounted to $143,217, of which $132 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $969 for the year ended December 31, 2008.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

14

AllianceBernstein Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2008, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$63,144,052		$72,097,065
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$39,408,071

Gross unrealized appreciation	$1,227,698
Gross unrealized depreciation	(12,388,337)

Net unrealized depreciation	$(11,160,639)

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise

15

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value. For the year ended December 31, 2008, the Portfolio had no transactions in written options.

3. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Class A
Shares sold	1,316,136	186,246	$17,575,647	$2,803,322
Shares redeemed	(1,757,221)	(1,184,120)	(22,990,073)	(17,508,568)

Net decrease	(441,085)	(997,874)	$(5,414,426)	$(14,705,246)

Class B
Shares sold	407,949	699,573	$4,774,463	$10,754,724
Shares redeemed	(704,048)	(710,933)	(8,790,463)	(10,545,312)

Net increase (decrease)	(296,099)	(11,360)	$(4,016,000)	$209,412

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during year ended December 31, 2008.

16

AllianceBernstein Variable Products Series Fund

NOTE H: Components of Accumulated Earnings (Deficit)

As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(43,927,347	)(a)
Unrealized appreciation/(depreciation)	(11,160,639	)(b)

Total accumulated earnings/(deficit)	$(55,087,986)

(a)	On December 31, 2008, the Portfolio had a net capital loss carryforward of $42,335,472 of which $41,226,800 expires in 2010 and $1,108,672 expires in 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the current fiscal year, the Portfolio had $74,560 of capital loss carryforwards expire. Net capital losses incurred after October 31, 2008 and within the taxable year are deemed to arise on the first business day of Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio defers post October capital losses of 1,591,875 to January 1, 2009.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences primarily due to a net operating loss, contributions from advisor, and a capital loss carryforward expiration resulted in a net decrease in accumulated net investment loss, a net decrease in accumulated net realized loss on investments, and a net decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

17

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE J: Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Portfolio’s financial statements.

18

SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2008	2007	2006	2005	2004
Net asset value, beginning of period	$15.48	$13.57	$12.26	$11.65	$10.17

Income From Investment Operations
Net investment loss (a)	(.13)	(.12)	(.12)	(.11)	(.10	)(b)
Net realized and unrealized gain (loss) on investment transactions	(6.92)	2.03	1.43	.72	1.58
Contributions from Adviser	.00	(c)	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(7.05)	1.91	1.31	.61	1.48

Net asset value, end of period	$8.43	$15.48	$13.57	$12.26	$11.65

Total Return
Total investment return based on net asset value (d)	(45.54	)%*	14.08%	10.69%	5.24%	14.55%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,003	$39,867	$48,498	$49,453	$61,661
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.32%	1.20%	1.16	%(e)	1.18%	1.14%
Expenses, before waivers and reimbursements	1.32%	1.20%	1.16	%(e)	1.18%	1.30%
Net investment loss	(1.02)%	(.81)%	(.90	)%(e)	(.93)%	(.93	)%(b)
Portfolio turnover rate	129%	88%	76%	90%	92%

See footnote summary on page 20.

19

SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2008	2007	2006	2005	2004
Net asset value, beginning of period	$15.19	$13.36	$12.09	$11.53	$10.08

Income From Investment Operations
Net investment loss (a)	(.15)	(.15)	(.15)	(.13)	(.12	)(b)
Net realized and unrealized gain (loss) on investment transactions	(6.78)	1.98	1.42	.69	1.57
Contributions from Adviser	.00	(c)	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(6.93)	1.83	1.27	.56	1.45

Net asset value, end of period	$8.26	$15.19	$13.36	$12.09	$11.53

Total Return
Total investment return based on net asset value (d)	(45.62	)%*	13.70%	10.51%	4.86%	14.39%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,111	$24,937	$22,070	$22,467	$24,448
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.60%	1.44%	1.41	%(e)	1.43%	1.40%
Expenses, before waivers and reimbursements	1.60%	1.44%	1.41	%(e)	1.43%	1.56%
Net investment loss	(1.29)%	(1.05)%	(1.15	)%(e)	(1.18)%	(1.19	)%(b)
Portfolio turnover rate	129%	88%	76%	90%	92%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Amount less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of each share class for the year ended December 31, 2008 by .40%.

See notes to financial statements.

20

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of AllianceBernstein Variable Products Series Fund, Inc. and Shareholders of AllianceBernstein Small Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Small Cap Growth Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Small Cap Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 11, 2009

21

SMALL CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy (1)	Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and
Independent Compliance Officer

Bruce K. Aronow(2), Vice President

N. Kumar Kirpalani(2), Vice President

Samantha S. Lau(2), Vice President

Wen-Tse Tseng(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Thomas R. Manley, Controller

CUSTODIAN and ACCOUNTING AGENT	LEGAL COUNSEL
The Bank of New York One Wall Street New York, NY 10286	Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Small Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha S. Lau and Mr. Wen-Tse Tseng, members of the Adviser’s Small Cap Growth Investment Team, are primarily responsible for the day-to-day management of the Portfolio’s portfolio.

22

SMALL CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 76 (1990)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	93	None

John H. Dobkin, # 67 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design.	91	None

Michael J. Downey, # 65 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	91	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 72 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2004.	91	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 60 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies and Adjunct Professor at Georgetown University Law Center in the 2008–2009 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	91	None

Garry L. Moody, # 56 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995–2008.	90	None

23

SMALL CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr.,# 67 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was renamed Toppan Photomasks, Inc.	91	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

Earl D. Weiner, # 69 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; member of Advisory Board of Sustainable Forestry Management Limited.	91	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

24

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 48	President and Chief Executive Officer	Executive Vice President of the Adviser** since July 2008; Director of AllianceBernstein Investments, Inc. (“ABI”)** and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2004.

Bruce K. Aronow 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since 2004.

N. Kumar Kirpalani 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Samantha S. Lau 36	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2004.

Wen-Tse Tseng 43	Vice President	Vice President of the Adviser,** since March 2006. Prior thereto, he was the healthcare-sector portfolio manager for the small-cap growth team at William D. Witter from August 2003 to February 2006. He also worked at Weiss, Peck & Greer, managing the healthcare sector with the same team with which he worked at William D. Witter from April 2002 to August 2003. Prior thereto, he was a senior healthcare analyst at JP Morgan Fleming Asset Management since prior to 2004.

Emilie D. Wrapp 53	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2004.

Joseph J. Mantineo 49	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2004.

Thomas R. Manley 57	Controller	Vice President of the Adviser**, with which he has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

25

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/29/08 ($MIL)	Portfolio
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$49.2	Small Cap Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $94,000 (0.14% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Small Cap Growth Portfolio	Class A 1.20% Class B 1.44%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Directors on May 6-8, 2008.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

26

AllianceBernstein Variable Products Series Fund

differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 29, 2008 net assets:

Portfolio	Net Assets 02/29/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Portfolio Advisory Fee (%)
Small Cap Growth Portfolio	$49.2	Small Cap Growth Schedule 100 bp on 1st $50m 85 bp on next $50m 75 bp on the balance Minimum account size $25m	1.000	0.750

The Adviser also manages AllianceBernstein Cap Fund, Inc.—Small Cap Growth Fund, a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Cap Fund, Inc.—Small Cap Growth Portfolio5. Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the Cap Fund, Inc.—Small Cap Growth Portfolio been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Portfolio Adv. Fee (%)
Small Cap Growth Portfolio[6]	Cap Fund, Inc—Small Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750	0.750

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

6	The advisory fees of the Portfolio are paid on a monthly basis and are based on the portfolio’s average daily net assets, in contrast to AllianceBernstein Cap Fund, Inc.—Small Cap Growth Portfolio, whose fees are based on the portfolio’s net assets at the end of each quarter and are paid to the Adviser quarterly. The breakpoints in the fee schedules are the same for the Portfolio and the AllianceBernstein Mutual Fund.

27

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for each of these sub-advisory relationships:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)	Portfolio Advisory Fee (%)
Small Cap Growth Portfolio	Client #1[7,8]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.600	0.750

	Client #2	0.65% on 1st $25 million 0.60% on next $75 million 0.55% thereafter	0.625	0.750

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Portfolio.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[11]	Lipper Group Median	Rank
Small Cap Growth Portfolio	0.750	0.900	2/17

7	This is a fee schedule of a Portfolio managed by an affiliate of the Adviser.

8	Assets are aggregated with other Specialty Equity Portfolios for purposes of calculating the Investment advisory fee.

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

28

AllianceBernstein Variable Products Series Fund

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[13]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Small Cap Growth Portfolio	1.160	1.017	14/17	0.999	36/41

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2007, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $55,818 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2007, the Adviser determined that it made payments in the amount of $434,976 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio.14

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

14	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2007.

29

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,15 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli 16 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th – 75th percentile range of their comparable peers.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

15	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

16	The Deli study was originally published in 2002 based on 1997 data.

17	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

30

AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended December 31, 2007.20

	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	–2.09	–2.09	–2.54	9/17	23/49
3 year	6.32	7.55	6.87	11/16	27/45
5 year	15.23	14.09	14.01	6/16	15/43
10 year	1.94	7.26	5.91	5/5	18/21

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)21 versus its benchmark.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Small Cap Growth Portfolio	–2.09	6.32	15.23	1.94	3.99	23.04	0.04	10
Russell 2000 Growth Index	–4.55	6.32	14.91	3.46	4.75	25.45	0.12	10
Inception Date: August 5, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

18	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

19	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

20	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2008.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

31

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Small/Mid Cap Value Portfolio

December 31, 2008

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SMALL/MID CAP VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 11, 2009

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2008.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization US companies, generally representing 60–125 companies. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in these types of securities. The Portfolio invests in companies that are determined by AllianceBernstein L.P. (“the Adviser”) to be undervalued, using the Adviser’s Bernstein (“Bernstein”) unit’s fundamental value approach. In selecting securities for the Portfolio’s holdings, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. Because the Portfolio’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. The Portfolio may invest in securities issued by non-US companies and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the Russell 2500 Value Index, in addition to the broad small/mid-cap universe, as measured by the Russell 2500 Index, for the one- and five-year periods ended December 31, 2008, and since the Portfolio’s Class A shares’ inception on May 2, 2001 and Class B shares’ inception on May 1, 2001.

The Portfolio underperformed its benchmark, the Russell 2500 Value Index, for the annual reporting period ended December 31, 2008, but outperformed the Russell 2500 Index. The Portfolio and both indices posted negative returns for the annual period. Underperformance versus the benchmark was driven primarily by adverse stock selection which occurred mostly over the seven-month period from May through November 2008. During the reporting period, investor anxiety over global economic growth pressured a number of the Portfolio’s holdings in a variety sectors, especially those with greater exposure to the economy such as capital equipment, industrial resources and technology. Sector selection was essentially neutral as the Portfolio’s overweight positions in consumer staples and transportation stocks were offset by an underweight in utilities. Stock selection in utilities was also a detractor. The Portfolio’s holdings in financials, specifically certain positions in insurance and banks, continued to partially offset detractors as investors again valued their relative stability.

MARKET REVIEW AND INVESTMENT STRATEGY

Investor anxiety over depressed global economic growth and continued financial contagion has deepened the value opportunity in smaller cap markets for the annual period ended December 31, 2008. The Portfolio’s Small/Mid Cap Value Investment Policy Group (the “Group”) is seeking to capture a diverse array of compelling opportunities—including many in cyclical industries—while guarding against the risk of a prolonged economic downturn. Overall, the Group has traded up in quality, but it also likes some attractively valued leveraged firms that it deems less risky than they appear. Investor reaction to slowing global growth, an indiscriminate sell-off of any stock with perceived exposure to the global economy and the distortive impact of hedge fund deleveraging have created a higher quality bias to the current value opportunity. Given the disproportionate influence of hedge fund short covering on smaller companies, these stocks outperformed dramatically in the third quarter of the annual period. Thus, the potential opportunity has migrated toward larger stocks within the Portfolio’s investable universe. As a result, the Group has increased both the quality and relative market cap within the Portfolio, while keeping valuations attractive.

The opportunity is also remarkably diverse, spanning many industries and sectors. But since companies and sectors sensitive to the economic cycle performed worse over the last 12 months, many have become very attractively valued. The Group has increased the Portfolio’s exposure to sectors such as energy while reducing exposure to financials. In the Group’s analysis, investors have overreacted to the very real threats posed by the financial crisis and recession; many cyclicals today are valued as if their earnings will never recover. But recessions end, credit markets ease and companies address their problems. Thus, cyclical stocks purchased when investor anxiety was acute have rebounded hugely after past downturns have eased.

Even with the recent pullback in oil prices, the Group remains sensitive to the fact that the causes of investor anxiety, fears over ongoing financial contagion and slowing economic growth, may continue for some time. Further, the risk from this prolonged anxiety, that companies with perceived exposure to the consumer and the economy will underperform, is higher than average in the short term.

1

AllianceBernstein Variable Products Series Fund

Offsetting this risk somewhat, in the Group’s view, is the quality and business model strength of the companies the Group is adding to the Portfolio. The Group believes this will allow the Portfolio to navigate the current environment and in many cases emerge stronger, as weaker competitors fall by the wayside. Further, given their current valuations the Group believes that the longer-term return potential for these opportunities is compelling and the Group has begun to add them to the Portfolio where it believes that the risk is justified by the potential returns.

2

SMALL/MID CAP VALUE PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 2500 Value Index nor the Russell 2500 Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index contains those securities in the Russell 2500 Index with a less-than-average growth orientation. The Russell 2500 Index is a capitalization-weighted index that includes 2,500 small- and mid-cap US stocks. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. The Portfolio concentrates its investments in the stocks of small- to mid-capitalization companies, which tend to be more volatile than large-cap companies. Small- to mid-cap stocks may have additional risks because these companies tend to have limited product lines, markets or financial resources. The Portfolio can invest in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio’s net asset value. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

3

SMALL/MID CAP VALUE PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2008	1 Year	5 Years	Since Inception*
AllianceBernstein Small/Mid Cap Value Portfolio Class A	-35.58%	-0.89%	4.65%
AllianceBernstein Small/Mid Cap Value Portfolio Class B	-35.75%	-1.11%	4.46%
Russell 2500 Value Index	-31.99%	-0.15%	4.15%
Russell 2500 Index	-36.79%	-0.98%	1.80%
* Since inception of the Portfolio’s Class A shares on 5/2/01 and Class B shares on 5/1/01. The since-inception return for the benchmark is from the Portfolio’s Class A shares’ inception date.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.83% and 1.08% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE PORTFOLIO CLASS A GROWTH OF A $10,000 INVESTMENT

5/2/01* – 12/31/08

* Since inception of the Portfolio’s Class A shares on 5/2/01.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small/Mid Cap Value Portfolio Class A shares (from 5/2/01* to 12/31/08) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

4

SMALL/MID CAP VALUE PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Small/Mid Cap Value Portfolio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$693.22	$3.70	0.87%
Hypothetical (5% return before expenses)	$1,000	$1,020.76	$4.42	0.87%

Class B
Actual	$1,000	$692.14	$4.76	1.12%
Hypothetical (5% return before expenses)	$1,000	$1,019.51	$5.69	1.12%

*	Expenses are equal to each class’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

5

SMALL/MID CAP VALUE PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2008	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Platinum Underwriters Holdings, Ltd.	$6,047,008	2.0%
AMERIGROUP Corp.	5,726,880	1.9
Aspen Insurance Holdings Ltd.	5,562,950	1.8
Ruddick Corp.	5,364,100	1.8
Northeast Utilities	4,915,458	1.6
Arch Capital Group Ltd.	4,766,800	1.6
Terex Corp.	4,615,780	1.5
Del Monte Foods Co.	4,560,318	1.5
StanCorp Financial Group, Inc.	4,486,098	1.5
Mueller Industries, Inc.	4,276,140	1.4

	$50,321,532	16.6%

SECTOR DIVERSIFICATION

December 31, 2008

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$71,342,290	24.7%
Industrials	49,532,245	17.1
Information Technology	37,537,407	13.0
Consumer Staples	28,553,517	9.9
Materials	26,476,983	9.2
Consumer Discretionary	25,407,640	8.8
Utilities	18,661,745	6.5
Health Care	15,913,429	5.4
Energy	15,577,093	5.4

Total Investments	$289,002,349	100.0%

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

6

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2008	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–95.4%
FINANCIALS–23.5%
COMMERCIAL BANKS–4.7%
Central Pacific Financial Corp.	51,230	$514,349
Popular, Inc.	210,600	1,086,696
The South Financial Group, Inc.	321,200	1,387,584
Susquehanna Bancshares, Inc.	136,841	2,177,141
Synovus Financial Corp.	148,100	1,229,230
Trustmark Corp.	141,500	3,054,985
Webster Financial Corp.	198,100	2,729,818
Whitney Holding Corp.	130,200	2,081,898

		14,261,701

INSURANCE–11.2%
Arch Capital Group Ltd.(a)	68,000	4,766,800
Aspen Insurance Holdings Ltd.	229,400	5,562,950
Fidelity National Financial, Inc.–Class A	231,000	4,100,250
Old Republic International Corp.	286,875	3,419,550
PartnerRe Ltd.	31,600	2,252,132
Platinum Underwriters Holdings, Ltd.	167,600	6,047,008
Reinsurance Group of America, Inc.–Class A	38,200	1,635,724
RenaissanceRe Holdings Ltd.	33,600	1,732,416
StanCorp Financial Group, Inc.	107,400	4,486,098

		34,002,928

REAL ESTATE INVESTMENT TRUSTS (REITs)–5.0%
Alexandria Real Estate Equities, Inc.	30,600	1,846,404
Digital Realty Trust, Inc.	104,800	3,442,680
Home Properties, Inc.	76,400	3,101,840
Mid-America Apartment Communities, Inc.	60,000	2,229,600
Sunstone Hotel Investors, Inc.	186,400	1,153,816
Tanger Factory Outlet Centers	63,600	2,392,632
Taubman Centers, Inc.	40,300	1,026,038

		15,193,010

THRIFTS & MORTGAGE FINANCE–2.6%
Astoria Financial Corp.	74,000	1,219,520
First Niagara Financial Group, Inc.	110,100	1,780,317
Provident Financial Services, Inc.	84,700	1,295,910
Washington Federal, Inc.	239,900	3,588,904

		7,884,651

		71,342,290

INDUSTRIALS–16.4%
AEROSPACE & DEFENSE–0.6%
Goodrich Corp.	50,600	1,873,212

AIRLINES–2.2%
Alaska Air Group, Inc.(a)	87,500	2,559,375

Company	Shares	U.S. $ Value

Continental Airlines, Inc.– Class B(a)	94,700	$1,710,282
Skywest, Inc.	131,900	2,453,340

		6,722,997

BUILDING PRODUCTS–0.4%
Quanex Building Products Corp.	126,700	1,187,179

COMMERCIAL SERVICES & SUPPLIES–1.1%
United Stationers, Inc.(a)	98,795	3,308,644

ELECTRICAL EQUIPMENT–2.9%
Acuity Brands, Inc.	72,500	2,530,975
Cooper Industries Ltd.–Class A	59,800	1,747,954
EnerSys(a)	212,500	2,337,500
Regal-Beloit Corp.	53,925	2,048,611

		8,665,040

MACHINERY–4.6%
Briggs & Stratton Corp.	199,000	3,500,410
Gardner Denver, Inc.(a)	65,700	1,533,438
Mueller Industries, Inc.	170,500	4,276,140
Terex Corp.(a)	266,500	4,615,780

		13,925,768

PROFESSIONAL SERVICES–1.1%
Kelly Services, Inc.–Class A	244,200	3,177,042

ROAD & RAIL–2.3%
Arkansas Best Corp.	86,300	2,598,493
Con-way, Inc.	70,700	1,880,620
Hertz Global Holdings, Inc.(a)	276,900	1,403,883
Werner Enterprises, Inc.	64,200	1,113,228

		6,996,224

TRADING COMPANIES & DISTRIBUTORS–1.2%
GATX Corp.	118,700	3,676,139

		49,532,245

INFORMATION TECHNOLOGY–12.4%
COMMUNICATIONS EQUIPMENT–0.4%
CommScope, Inc.(a)	78,900	1,226,106

COMPUTERS & PERIPHERALS–2.0%
Lexmark International, Inc.– Class A(a)	79,600	2,141,240
SanDisk Corp.(a)	179,600	1,724,160
Western Digital Corp.(a)	189,000	2,164,050

		6,029,450

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–6.6%
Anixter International, Inc.(a)	62,100	1,870,452
Arrow Electronics, Inc.(a)	156,300	2,944,692

7

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

AU Optronics Corp. (Sponsored) (ADR)	439,800	$3,377,664
Avnet, Inc.(a)	99,000	1,802,790
Benchmark Electronics, Inc.(a)	159,250	2,033,622
Ingram Micro, Inc.–Class A(a)	267,400	3,580,486
Insight Enterprises, Inc.(a)	239,400	1,651,860
Tech Data Corp.(a)	112,200	2,001,648
Vishay Intertechnology, Inc.(a)	268,800	919,296

		20,182,510

IT SERVICES–0.6%
Convergys Corp.(a)	266,600	1,708,906

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.8%
Amkor Technology, Inc.(a)	385,200	839,736
Siliconware Precision Industries Co. (Sponsored) (ADR)	798,200	3,559,972
Teradyne, Inc.(a)	531,500	2,242,930
Zoran Corp.(a)	255,900	1,747,797

		8,390,435

		37,537,407

CONSUMER STAPLES–9.4%
BEVERAGES–1.0%
Pepsi Bottling Group, Inc.	136,400	3,070,364

FOOD & STAPLES RETAILING–2.5%
Ruddick Corp.	194,000	5,364,100
Supervalu, Inc.	152,400	2,225,040

		7,589,140

FOOD PRODUCTS–4.7%
Bunge Ltd.	55,400	2,868,058
Del Monte Foods Co.	638,700	4,560,318
Smithfield Foods, Inc.(a)	296,400	4,170,348
Tyson Foods, Inc.–Class A	294,800	2,582,448

		14,181,172

TOBACCO–1.2%
Universal Corp.	124,300	3,712,841

		28,553,517

MATERIALS–8.7%
CHEMICALS–4.2%
Arch Chemicals, Inc.	90,569	2,361,134
Ashland, Inc.	80,125	842,114
Celanese Corp.–Class A	107,200	1,332,496
Chemtura Corp.	666,900	933,660
Cytec Industries, Inc.	115,800	2,457,276
Methanex Corp.	112,700	1,266,748
Rockwood Holdings, Inc.(a)	216,200	2,334,960
Westlake Chemical Corp.	77,600	1,264,104

		12,792,492

CONTAINERS & PACKAGING–2.1%
Aptargroup, Inc.	75,900	2,674,716

Company	Shares	U.S. $ Value

Owens-Illinois, Inc.(a)	82,400	$2,251,992
Sonoco Products Co.	66,800	1,547,088

		6,473,796

METALS & MINING–2.4%
Commercial Metals Co.	299,300	3,552,691
Reliance Steel & Aluminum Co.	112,300	2,239,262
Steel Dynamics, Inc.	126,900	1,418,742

		7,210,695

		26,476,983

CONSUMER DISCRETIONARY–8.4%
AUTO COMPONENTS–0.8%
ArvinMeritor, Inc.	392,300	1,118,055
Autoliv, Inc.	38,500	826,210
TRW Automotive Holdings Corp.(a)	121,700	438,120

		2,382,385

AUTOMOBILES–0.9%
Thor Industries, Inc.	205,600	2,709,808

HOTELS, RESTAURANTS & LEISURE–0.5%
Boyd Gaming Corp.	297,400	1,406,702

HOUSEHOLD DURABLES–0.8%
KB Home	42,400	577,488
Mohawk Industries, Inc.(a)	41,400	1,778,958

		2,356,446

LEISURE EQUIPMENT & PRODUCTS–1.0%
Callaway Golf Co.	344,900	3,204,121

MEDIA–0.3%
Gannett Co., Inc.	119,700	957,600

MULTILINE RETAIL–0.9%
JC Penney Co., Inc.	141,700	2,791,490

SPECIALTY RETAIL–2.9%
AutoNation, Inc.(a)	125,900	1,243,892
Foot Locker, Inc.	422,100	3,098,214
Limited Brands, Inc.	147,800	1,483,912
Men’s Wearhouse, Inc.	218,200	2,954,428

		8,780,446

TEXTILES, APPAREL & LUXURY GOODS–0.3%
Jones Apparel Group, Inc.	139,700	818,642

		25,407,640

UTILITIES–6.2%
ELECTRIC UTILITIES–2.6%
Allegheny Energy, Inc.	40,500	1,371,330
Northeast Utilities	204,300	4,915,458
Portland General Electric Co.	86,500	1,684,155

		7,970,943

GAS UTILITIES–1.3%
Atmos Energy Corp.	158,800	3,763,560

8

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.5%
Reliant Energy, Inc.(a)	255,700	$1,477,946

MULTI-UTILITIES–1.8%
Puget Energy, Inc.	81,600	2,225,232
Wisconsin Energy Corp.	76,800	3,224,064

		5,449,296

		18,661,745

HEALTH CARE–5.3%
HEALTH CARE PROVIDERS & SERVICES–5.3%
AMERIGROUP Corp.(a)	194,000	5,726,880
LifePoint Hospitals, Inc.(a)	118,545	2,707,568
Molina Healthcare, Inc.(a)	136,425	2,402,444
Omnicare, Inc.	88,000	2,442,880
Universal Health Services, Inc.–Class B	70,100	2,633,657

		15,913,429

Company	Shares	U.S. $ Value

ENERGY–5.1%
ENERGY EQUIPMENT & SERVICES–1.4%
Helmerich & Payne, Inc.	109,000	$2,479,750
Oil States International, Inc.(a)	102,300	1,911,987

		4,391,737

OIL, GAS & CONSUMABLE FUELS–3.7%
Cimarex Energy Co.	124,000	3,320,720
Denbury Resources, Inc.(a)	148,900	1,625,988
Frontier Oil Corp.	264,000	3,334,320
Whiting Petroleum Corp.(a)	86,800	2,904,328

		11,185,356

		15,577,093

TOTAL INVESTMENTS–95.4% (cost $419,919,738)		289,002,349
Other assets less liabilities–4.6%		13,952,239

NET ASSETS–100.0%		$302,954,588

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

9

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $419,919,738)	$289,002,349
Cash	11,660,745
Receivable for investment securities sold	1,865,656
Receivable for capital stock sold	1,139,491
Dividends receivable	504,846

Total assets	304,173,087

LIABILITIES
Payable for investment securities purchased	710,450
Payable for capital stock redeemed	200,349
Advisory fee payable	175,048
Distribution fee payable	39,256
Administrative fee payable	24,000
Transfer Agent fee payable	234
Accrued expenses	69,162

Total liabilities	1,218,499

NET ASSETS	$302,954,588

COMPOSITION OF NET ASSETS
Capital stock, at par	$30,648
Additional paid-in capital	445,246,570
Undistributed net investment income	2,969,106
Accumulated net realized loss on investment transactions	(14,374,348)
Net unrealized depreciation of investments	(130,917,388)

$302,954,588

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$99,957,108	10,079,274	$9.92
B	$202,997,480	20,568,403	$9.87

See notes to financial statements.

10

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2008	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $10,228)	$6,950,704
Interest	123,008

Total investment income	7,073,712

EXPENSES
Advisory fee (see Note B)	2,913,406
Distribution fee—Class B	651,922
Transfer agency—Class A	1,549
Transfer agency—Class B	3,172
Custodian	124,441
Printing	114,099
Administrative	92,500
Audit	53,000
Legal	25,960
Directors’ fees	2,000
Miscellaneous	10,055

Total expenses	3,992,104

Net investment income	3,081,608

REALIZED AND UNREALIZED LOSS ON INVESTMENT TRANSACTIONS
Net realized loss on investment transactions	(14,228,745)
Net change in unrealized appreciation/depreciation of investments	(153,819,580)

Net loss on investment transactions	(168,048,325)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(164,966,717)

See notes to financial statements.

11

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2008	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,081,608	$2,020,528
Net realized gain (loss) on investment transactions	(14,228,745)	39,210,437
Net change in unrealized appreciation/depreciation of investments	(153,819,580)	(37,944,019)

Net increase (decrease) in net assets from operations	(164,966,717)	3,286,946
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(886,590)	(1,546,634)
Class B	(1,131,047)	(2,098,492)
Net realized gain on investment transactions
Class A	(12,603,957)	(11,437,901)
Class B	(26,638,678)	(19,627,077)
CAPITAL STOCK TRANSACTIONS
Net increase	68,167,573	61,220,944

Total increase (decrease)	(138,059,416)	29,797,786
NET ASSETS
Beginning of period	441,014,004	411,216,218

End of period (including undistributed net investment income of $2,969,106 and $1,979,830, respectively)	$302,954,588	$441,014,004

See notes to financial statements.

12

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2008	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers seventeen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is

13

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2008:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$289,002,349		$–0	–
Level 2	–0	–	–0	–
Level 3	–0	–	–0	–

Total	$289,002,349		$–0	–

*	Other financial instruments are derivative instruments not reflected in the portfolio of investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

14

AllianceBernstein Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2008, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio paid $92,500 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2008.

Brokerage commissions paid on investment transactions for the year ended December 31, 2008, amounted to $428,980, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $969 for the year ended December 31, 2008.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

15

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2008, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$210,434,779		$186,084,540
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$420,294,769

Gross unrealized appreciation	$11,182,230
Gross unrealized depreciation	(142,474,650)

Net unrealized depreciation	$(131,292,420)

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the year ended December 31, 2008, the Portfolio had no transactions in written options.

16

AllianceBernstein Variable Products Series Fund

3. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Class A
Shares sold	3,188,870	2,402,324	$43,725,473	$45,953,766
Shares issued in reinvestment of dividends and distributions	888,120	671,730	13,490,547	12,984,535
Shares redeemed	(2,549,644)	(3,362,398)	(35,836,202)	(62,942,413)

Net increase (decrease)	1,527,346	(288,344)	$21,379,818	$(4,004,112)

Class B
Shares sold	5,759,322	5,080,121	$78,695,635	$96,210,635
Shares issued in reinvestment of dividends and distributions	1,834,196	1,128,015	27,769,725	21,725,569
Shares redeemed	(4,328,466)	(2,872,598)	(59,677,605)	(52,711,148)

Net increase	3,265,052	3,335,538	$46,787,755	$65,225,056

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2008.

17

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$9,900,980	$7,015,383
Net long-term capital gains	31,359,292	27,694,721

Total taxable distributions	41,260,272	34,710,104

Total distributions paid	$41,260,272	$34,710,104

As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,893,318
Undistributed long-term capital gains	14,053,685
Accumulated capital and other losses	(28,053,002	)(a)
Unrealized appreciation/(depreciation)	(131,292,419	)(b)

Total accumulated earnings/(deficit)	$(142,398,418	)(c)

(a)	Net capital and foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio defers post-October capital losses of $28,053,002 to January 1, 2009.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to deferred income from an underlying security.

During the current fiscal year, permanent differences primarily due to a distribution reclassification, resulted in a net decrease in undistributed net investment income, and a corresponding net decrease in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle

18

AllianceBernstein Variable Products Series Fund

these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Portfolio’s financial statements.

19

SMALL/MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2008	2007	2006		2005		2004
Net asset value, beginning of period	$17.11	$18.08	$17.06		$16.84		$14.49

Income From Investment Operations
Net investment income (a)	.13	.11	.20		.09	(b)	.14	(b)
Net realized and unrealized gain (loss) on investment transactions	(5.63)	.36	2.14		1.02		2.60

Net increase (decrease) in net asset value from operations	(5.50)	.47	2.34		1.11		2.74

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.17)	(.08)		(.13)		(.03)
Distributions from net realized gain on investment transactions	(1.58)	(1.27)	(1.24)		(.76)		(.36)

Total dividends and distributions	(1.69)	(1.44)	(1.32)		(.89)		(.39)

Net asset value, end of period	$9.92	$17.11	$18.08		$17.06		$16.84

Total Return
Total investment return based on net asset value (c)	(35.58)%	1.71%	14.42%		6.91%		19.30%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$99,957	$146,350	$159,804		$134,235		$118,981
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.86%	.83%	.86	%(d)	.87%		.86%
Expenses, before waivers and reimbursements	.86%	.83%	.86	%(d)	.87%		1.09%
Net investment income	.95%	.59%	1.15	%(d)	.53	%(b)	.96	%(b)
Portfolio turnover rate	49%	32%	46%		33%		30%

See footnote summary on page 21.

20

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2008	2007	2006		2005		2004
Net asset value, beginning of period	$17.03	$18.00	$16.99		$16.79		$14.46

Income From Investment Operations
Net investment income (a)	.10	.07	.16		.05	(b)	.11	(b)
Net realized and unrealized gain (loss) on investment transactions	(5.61)	.37	2.13		1.01		2.59

Net increase (decrease) in net asset value from operations	(5.51)	.44	2.29		1.06		2.70

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.14)	(.04)		(.10)		(.01)
Distributions from net realized gain on investment transactions	(1.58)	(1.27)	(1.24)		(.76)		(.36)

Total dividends and distributions	(1.65)	(1.41)	(1.28)		(.86)		(.37)

Net asset value, end of period	$9.87	$17.03	$18.00		$16.99		$16.79

Total Return
Total investment return based on net asset value (c)	(35.75)%	1.53%	14.20%		6.63%		19.08%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$202,997	$294,664	$251,412		$186,415		$142,516
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.11%	1.08%	1.11	%(d)	1.12%		1.12%
Expenses, before waivers and reimbursements	1.11%	1.08%	1.11	%(d)	1.12%		1.34%
Net investment income	.72%	.35%	.91	%(d)	.29	%(b)	.75	%(b)
Portfolio turnover rate	49%	32%	46%		33%		30%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

21

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Small/Mid Cap Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Small/Mid Cap Value Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Small/Mid Cap Value Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 11, 2009

22

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For corporate shareholders, 58.56% of the total ordinary income distribution paid during the fiscal year ended December 31, 2008 qualifies for the corporate dividends received deduction.

For the year ended December 31, 2008, the Portfolio designates from distributions paid $31,359,292 as capital gain dividends.

23

SMALL/MID CAP VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1)	Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and
Independent Compliance Officer

Joseph G. Paul(2), Vice President

James W. MacGregor(2), Vice President

Andrew J. Weiner(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Thomas R. Manley, Controller

CUSTODIAN and ACCOUNTING AGENT The Bank of New York One Wall Street New York, NY 10286	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Portfolio’s portfolio are made by the Small/Mid-Cap Value Investment Policy Group. Mr. Joseph G. Paul, Mr. James W. MacGregor, and Mr. Andrew J. Weiner are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

24

SMALL/MID CAP VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 76 (1990)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	93	None

John H. Dobkin, # 67 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design.	91	None

Michael J. Downey, # 65 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	91	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 72 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2004.	91	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 60 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies and Adjunct Professor at Georgetown University Law Center in the 2008–2009 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	91	None

25

SMALL/MID CAP VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, # 56 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995–2008.	90	None

Marshall C. Turner, Jr., # 67 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was renamed Toppan Photomasks, Inc.	91	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

Earl D. Weiner, # 69 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; and member of Advisory Board of Sustainable Forestry Management Limited.	91	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

26

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 48	President and Chief Executive Officer	Executive Vice President of the Adviser** since July 2008; Director of AllianceBernstein Investments, Inc. (“ABI”)** and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2004.

Joseph G. Paul 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

James W. MacGregor 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Andrew J. Weiner 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Emilie D. Wrapp 53	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI **, with which she has been associated since prior to 2004.

Joseph J. Mantineo 49	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2004.

Thomas R. Manley 57	Controller	Vice President of the Adviser**, with which he has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

27

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE CAPS & REIMBURSEMENTS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/29/08 ($MIL)	Portfolio
Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$403.3	Small/Mid Cap Value Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $94,000 (0.02% of the Portfolio’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice.

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Directors on May 6-8.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

28

AllianceBernstein Variable Products Series Fund

It should be noted that the Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Small/Mid Cap Value Portfolio	Class A 1.20%	0.83%	December 31
	Class B 1.45%	1.08%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 29, 2008 net assets:

Portfolio	Net Assets 02/29/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Small/Mid Cap Value Portfolio	$403.3	Small & Mid Cap Value Schedule 95 bp on 1st $25m 75 bp on next $25m 65 bp on next $50m 55 bp on the balance Minimum account size $25m	0.600%	0.750%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

29

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Small/Mid Cap Value Fund, a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Small/Mid Cap Value Fund5. Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the Small Mid/Cap Value Fund been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee	Portfolio Adv. Fee
Small/Mid Cap Value Portfolio	Small/Mid Cap Value Fund	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for each of these sub-advisory relationships:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee	Portfolio Advisory Fee
Small/Mid Cap Value Portfolio	Client #1	0.50%	0.500%	0.750%

	Client #2	0.72% on 1st $25 million 0.54% on next $225 million 0.50% thereafter	0.536%	0.750%

	Client #3	0.80% on 1st $25 million 0.60% thereafter	0.612%	0.750%

	Client #4	0.613% on 1st $150 million 0.495% thereafter	0.539%	0.750%

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)6 at the approximate current asset level of the Portfolio.7

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

6	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively Small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

7	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

30

AllianceBernstein Variable Products Series Fund

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[8]	Lipper Group Median	Rank
Small/Mid Cap Value Portfolio	0.750	0.718	11/18

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU9 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[10]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Small/Mid Cap Value Portfolio	0.860	0.869	9/18	0.869	13/26

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than it does on a management fee basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2007, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $738,258 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2007, the Adviser determined that it made payment in the amount of $549,986 on behalf of the Portfolio to ABI.

8	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee would not reflect any advisory fee waivers or expense reimbursements related to expense caps that would effectively reduce the actual management fee.

9	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

10	Most recently completed fiscal year end Class A total expense ratio.

31

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $786 from the Portfolio.11

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,12 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli 13 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th–75th percentile range of their comparable peers.14 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

11	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2007.

12	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

13	The Deli study was originally published in 2002 based on 1997 data.

14	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

32

AllianceBernstein Variable Products Series Fund

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, and 5 year performance rankings of the Portfolio15 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)16 for the periods ended January 31, 2008.17

	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	–4.21	–6.23	–6.40	7/18	10/32
3 year	7.33	7.16	6.99	8/16	13/27
5 year	15.71	15.41	14.95	6/14	8/23

Set forth below are the 1, 3, 5 year and since inception performance returns of the Portfolio (in bold)18 versus its benchmark.19 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.20

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Small/Mid Cap Value Portfolio	–4.21	7.33	15.71	11.77	12.03	1.00	5
Russell 2500 Value Index	–12.53	6.16	16.04	10.27	12.32	1.00	5
Russell 2500 Index	–7.32	7.34	16.15	8.18	N/A	N/A	5
Inception Date: May 2, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

15	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

16	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

17	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

18	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

19	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2008.

20	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

33

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Utility Income Portfolio

December 31, 2008

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

UTILITY INCOME PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 11, 2009

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Utility Income Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2008.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is current income and long-term growth of capital. The Portfolio invests primarily in income-producing equity securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of companies in the utility industries. The Portfolio invests in securities of utility companies in the electric, telecommunications, gas and water utility industries. The Portfolio may invest in both US and non-US utility companies, although the Portfolio will limit its investments in issuers in any one non-US country to no more than 15% of its net assets. The Portfolio invests at least 65% of its net assets in income-producing securities, but there is otherwise no limit on the allocation of the Portfolio’s investments between equity securities and fixed-income securities. The Portfolio may maintain up to 35% of its net assets in lower-rated securities. The Portfolio may invest up to 20% of its net assets in equity and fixed-income securities of domestic and non-US corporate and governmental issuers other than utility companies. The Portfolio also may enter into forward commitments and standby commitment agreements. The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

INVESTMENT RESULTS

The table on page 4 provides performance data for the Portfolio and its benchmark, the Standard & Poor’s (S&P) 500 Utilities Index (the “Index”), for the one-, five- and 10-year periods ended December 31, 2008. The Index includes only domestic electric utilities, and excludes gas and water utilities, telephones and telecommunication equipment companies and international utilities.

The Portfolio underperformed the benchmark for the annual reporting period ended December 31, 2008. The Portfolio’s relative underperformance was generally attributable to its overweight position in high-quality securities. Many of these securities, particularly within utility mutual funds and hedge funds, were forced to liquidate due to investors’ huge redemptions for the annual period. Further, most high-quality names had an aggressive capital expansion program to build and grow. With the collapse of several large banks, access to the capital markets, particularly debt, has created uncertainties in the investment community regarding the industry’s ability to access these markets. In addition, the Portfolio’s Manager (the “Manager”) believes that many investors bought utilities as a means of playing the rising commodity cycle. However, as commodity prices collapsed, seemingly overnight, these investors fled this sector.

MARKET REVIEW AND INVESTMENT STRATEGY

The utility sector, as well as the broader indices, has been volatile since the start of the annual period ended December 31, 2008, reflecting investors’ concerns regarding the collapse of the US subprime mortgage market, as well as the weakening economic outlook and fears of recession and inflation (rising energy costs). In the earlier part of 2008, Bear Stearns began to waver and ultimately was sold to JPMorgan Chase for a mere $10/share (revised up from the original price of $2/share). Further, commodity prices began to surge upward, with oil climbing to $110/barrel. In the second half of the year, commodity prices began to reverse dramatically, entering a period of free fall that ultimately lasted throughout the balance of 2008.

Clearly, with commodity prices declining from their all-time highs, power prices for most of the nonregulated utilities became less robust as forward prices came under pressure. Later in 2008, Lehman Brothers filed for bankruptcy, which further exacerbated market fears and led to even greater liquidation pressures. Many institutional investors, including the Adviser, were forced to liquidate positions in the sector, which put tremendous pressure on stock prices. However, as these uncertainties gained momentum, the Manager believes investors sought out utilities as a “safe haven” investment alternative. Looking forward, the Manager anticipates volatility in the broad market will persist. Assuming the economic outlook remains relatively bleak, the Manager believes electric utilities could continue to be used as “safe haven” by skittish investors.

In the Manager’s view, the fundamental outlook for utilities remains solid, promulgated by: a utility focus on the core electric business, especially infrastructure investment, which should result in rate base growth over time supported by a generally constructive and balanced regulatory environment; a decoupling rate structure in some states, which should stabilize demand growth in this weak economy; earnings and cash flow for utilities, which should be relatively predictable, possibly providing growth in the 4%–6% range, with several companies above this level; and favorable yields—the average annual electric utility yield was about 4.5% according to the benchmark, compared to 3% for the S&P 500 Stock Index.

In terms of investment strategy, for the annual period ended December 31, 2008, the Portfolio continued to

1

AllianceBernstein Variable Products Series Fund

accumulate defensive positions within utilities and telecommunications. The Manager focused on high-quality companies with strong fundamentals. The Portfolio’s holdings consisted of a select group of high-quality companies that displayed predictable growth prospects. The Manager believes that the utility sector may provide long-term stability with solid fundamentals; however, the Manager also believes that the overall markets will continue to be challenging—facing fears of a recession, a weak economy and the market uncertainty—in the months ahead. With this expectation, the Manager expects to maintain the Portfolio’s focus on conservative companies with limited regulatory exposure, rising free cash flow, growing dividends and earnings stability.

2

UTILITY INCOME PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Standard & Poor’s (S&P) 500 Utilities Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Utilities Index includes only domestic electric utilities, and excludes gas and water utilities, telephones and telecommunication equipment companies and international utilities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio concentrates its investments in the utilities industries and may therefore be subject to greater risks, including government regulation, and volatility than a fund with a more diversified portfolio. The Portfolio is also subject to interest rate and credit risk. The Portfolio can invest in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. While the Portfolio invests principally in equity and other fixed-income securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

3

UTILITY INCOME PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2008	1 Year	5 Years	10 Years
AllianceBernstein Utility Income Portfolio Class A*	-36.59%	6.74%	2.92%
AllianceBernstein Utility Income Portfolio Class B*	-36.75%	6.47%	9.99%	**
S&P 500 Utilities Index	-28.98%	8.29%	2.72%

*     Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2008, by 0.55%.

**   Since inception of the Portfolio’s Class B shares on 7/22/02.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.90% and 1.16% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO CLASS A GROWTH OF A $10,000 INVESTMENT

12/31/98 – 12/31/08

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Utility Income Portfolio Class A shares (from 12/31/98 to 12/31/08) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gain distributions.

See Historical Performance and Benchmark disclosures on previous page.

4

UTILITY INCOME PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Utility Income Portfolio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$657.57	$4.46	1.07%
Hypothetical (5% return before expenses)	$1,000	$1,019.76	$5.43	1.07%

Class B
Actual	$1,000	$656.58	$5.54	1.33%
Hypothetical (5% return before expenses)	$1,000	$1,018.45	$6.75	1.33%

*	Expenses are equal to each class’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

5

UTILITY INCOME PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2008	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Entergy Corp. (Common and Preferred)	$1,875,752	4.8%
NSTAR	1,788,010	4.6
The Southern Co.	1,313,500	3.4
Public Service Enterprise Group, Inc.	1,268,895	3.2
PG&E Corp.	1,230,978	3.1
FPL Group, Inc.	1,192,821	3.1
Allegheny Energy, Inc.	1,190,179	3.0
FirstEnergy Corp.	1,156,204	3.0
Sempra Energy	1,154,165	3.0
Equitable Resources, Inc.	1,105,540	2.8

	$13,276,044	34.0%

SECTOR DIVERSIFICATION

December 31, 2008

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Utilities	$33,527,598	87.8%
Telecommunication Services	2,874,208	7.5
Other Instruments	859,180	2.3
Energy	652,324	1.7
Funds and Investment Trusts	277,465	0.7

Total Investments	$38,190,775	100.0%

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

6

UTILITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2008	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–92.3%

UTILITIES–83.2%
ELECTRIC UTILITIES–39.8%
Allegheny Energy, Inc.	35,150	$1,190,179
American Electric Power Co., Inc.	18,983	631,754
CLP Holdings Ltd.	84,500	574,493
CPFL Energia SA (ADR)	9,400	367,258
Duke Energy Corp.	64,348	965,864
E.ON AG	19,200	753,930
Edison International	26,400	847,968
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA–Class B	46,344	506,763
Entergy Corp.	9,600	798,048
Exelon Corp.	18,300	1,017,663
FirstEnergy Corp.	23,800	1,156,204
Fortum Oyj	30,491	662,731
FPL Group, Inc.	23,700	1,192,821
HongKong Electric Holdings	118,000	664,339
ITC Holdings Corp.	22,200	969,696
PPL Corp.	14,300	438,867
Progress Energy, Inc.	24,800	988,280
Scottish & Southern Energy PLC	28,191	497,045
The Southern Co.	35,500	1,313,500

		15,537,403

GAS UTILITIES–13.4%
Atmos Energy Corp.	15,800	374,460
Equitable Resources, Inc.	32,952	1,105,540
Hong Kong & China Gas Co. Ltd.	258,250	391,627
New Jersey Resources Corp.	23,650	930,627
Northwest Natural Gas Co.	22,129	978,766
Oneok, Inc.	21,000	611,520
Questar Corp.	25,500	833,595

		5,226,135

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–6.8%
AES Tiete SA	186,374	1,022,180
NRG Energy, Inc.(a)	35,800	835,214
Tractebel Energia SA	98,100	780,341

		2,637,735

MULTI-UTILITIES–23.2%
Centerpoint Energy, Inc.	77,500	978,050
GDF Suez	11,662	578,867
MDU Resources Group, Inc.	17,900	386,282
National Grid PLC (Sponsored) (ADR)	11,238	567,069
NSTAR	49,000	1,788,010
PG&E Corp.	31,800	1,230,978
Public Service Enterprise Group, Inc.	43,500	1,268,895

Company	Shares	U.S. $ Value

Sempra Energy	27,074	$1,154,165
Xcel Energy, Inc.	59,100	1,096,305

		9,048,621

		32,449,894

TELECOMMUNICATION SERVICES–7.4%
DIVERSIFIED TELECOMMUNICATION SERVICES–6.9%
AT&T, Inc.	30,005	855,142
Chunghwa Telecom Co. Ltd. (ADR)	45,855	715,338
Verizon Communications, Inc.	11,400	386,460
Windstream Corp.	80,900	744,280

		2,701,220

WIRELESS TELECOMMUNICATION SERVICES–0.5%
American Tower Corp.–Class A(a)	5,900	172,988

		2,874,208

ENERGY–1.7%
OIL, GAS & CONSUMABLE FUELS–1.7%
Williams Cos, Inc.	45,050	652,324

Total Common Stocks (cost $37,545,848)		35,976,426

CONVERTIBLE PREFERRED STOCKS–2.7%
UTILITIES–2.7%
ELECTRIC UTILITIES–2.7%
Entergy Corp. 7.625% (cost $1,065,400)	21,400	1,077,704

NON-CONVERTIBLE– PREFERRED STOCKS–2.2%
OTHER INSTRUMENTS–2.2%
Georgia Power Co. 6.00% (cost $861,200)	34,000	859,180

INVESTMENT COMPANIES–0.7%
FUNDS AND INVESTMENT TRUSTS–0.7%
Tortoise Energy Capital Corp. (cost $482,748)	21,934	277,465

TOTAL INVESTMENTS–97.9% (cost $39,955,196)		38,190,775
Other assets less liabilities–2.1%		799,820

NET ASSETS–100.0%		$38,990,595

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

7

UTILITY INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $39,955,196)	$38,190,775
Cash	529,708
Receivable for investment securities sold	190,038
Dividends receivable	117,611
Receivable for capital stock sold	60,441

Total assets	39,088,573

LIABILITIES
Custodian fee payable	24,857
Administrative fee payable	24,000
Advisory fee payable	17,711
Printing fee payable	8,607
Legal fee payable	7,328
Payable for capital stock redeemed	5,738
Audit fee payable	5,171
Distribution fee payable	1,746
Transfer Agent fee payable	249
Accrued expenses	2,571

Total liabilities	97,978

NET ASSETS	$38,990,595

COMPOSITION OF NET ASSETS
Capital stock, at par	$2,381
Additional paid-in capital	40,291,962
Undistributed net investment income	1,627,561
Accumulated net realized loss on investment and foreign currency transactions	(1,167,055)
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(1,764,254)

$38,990,595

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$30,474,902	1,858,265	$16.40
B	$8,515,693	522,754	$16.29

See notes to financial statements.

8

UTILITY INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2008	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $40,285)	$2,354,496
Interest	15,884

Total investment income	2,370,380

EXPENSES
Advisory fee (see Note B)	358,117
Distribution fee—Class B	33,214
Transfer agency—Class A	2,221
Transfer agency—Class B	585
Custodian	96,559
Administrative	91,250
Audit	53,000
Legal	21,408
Printing	4,889
Directors’ fees	2,000
Miscellaneous	7,497

Total expenses	670,740

Net investment income	1,699,640

REALIZED AND UNREALIZED LOSS ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
Investment transactions	(1,173,777)
Foreign currency transactions	(48,447)
Net change in unrealized appreciation/depreciation of:
Investments	(28,525,251)
Foreign currency denominated assets and liabilities	(87)

Net loss on investment and foreign currency transactions	(29,747,562)

Contributions from Adviser (see Note B)	49,941

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(27,997,981)

See notes to financial statements.

9

UTILITY INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2008	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,699,640	$1,953,308
Net realized gain (loss) on investment and foreign currency transactions	(1,222,224)	8,218,893
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(28,525,338)	6,272,021
Contributions from Adviser (see Note B)	49,941	–0	–

Net increase (decrease) in net assets from operations	(27,997,981)	16,444,222
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,577,599)	(1,533,201)
Class B	(353,633)	(318,889)
Net realized gain on investment and foreign currency transactions
Class A	(6,441,134)	(51,536)
Class B	(1,605,745)	(11,702)
CAPITAL STOCK TRANSACTIONS
Net decrease	(9,482,558)	(7,465,877)

Total increase (decrease)	(47,458,650)	7,063,017
NET ASSETS
Beginning of period	86,449,245	79,386,228

End of period (including undistributed net investment income of $1,627,561 and $1,923,932, respectively)	$38,990,595	$86,449,245

See notes to financial statements.

10

UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2008	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Utility Income Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is current income and long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers seventeen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is

11

UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2008:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$32,130,859		$–0	–
Level 2	6,059,916		–0	–
Level 3	–0	–	–0	–

Total	$38,190,775		$–0	–

*	Other financial instruments are derivative instruments not reflected in the portfolio of investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

12

AllianceBernstein Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During the year ended December 31, 2008, the Adviser reimbursed the Portfolio $49,941 for losses incurred due to a trade processing error.

Pursuant to the investment advisory agreement, the Portfolio paid $91,250 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2008.

Brokerage commissions paid on investment transactions for the year ended December 31, 2008 amounted to $69,013, of which $348 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $969 for the year ended December 31, 2008.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

13

UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2008, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$24,263,401		$41,265,732
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$40,066,978

Gross unrealized appreciation	$2,350,603
Gross unrealized depreciation	(4,226,806)

Net unrealized depreciation	$(1,876,203)

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying

14

AllianceBernstein Variable Products Series Fund

security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the year ended December 31, 2008, the Portfolio had no transactions in written options.

3. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Class A
Shares sold	774,837	526,823	$19,592,925	$14,519,248
Shares issued in reinvestment of dividends and distributions	325,832	58,456	8,018,733	1,584,737
Shares redeemed	(1,557,564)	(905,371)	(35,770,851)	(24,466,121)

Net decrease	(456,895)	(320,092)	$(8,159,193)	$(8,362,136)

Class B
Shares sold	107,904	181,156	$2,468,513	$4,923,828
Shares issued in reinvestment of dividends and distributions	80,007	12,249	1,959,378	330,591
Shares redeemed	(261,296)	(159,441)	(5,751,256)	(4,358,160)

Net increase (decrease)	(73,385)	33,964	$(1,323,365)	$896,259

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

15

UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2008.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$2,358,169	$1,852,090
Long-term capital gains	7,619,942	63,238

Total taxable distributions	9,978,111	1,915,328

Total distributions paid	$9,978,111	$1,915,328

As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,641,568
Accumulated capital and other losses	(1,069,281	)(a)
Unrealized appreciation/(depreciation)	(1,876,036	)(b)

Total accumulated earnings/(deficit)	$(1,303,749)

(a)	On December 31, 2008, the Portfolio had a net capital loss carryforward for federal income tax purposes of $661,813 of which $661,813 expires in the year 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital and foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio defers post October capital losses of $393,461 and post October foreign currency losses of $14,007 to January 1, 2009.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences primarily due to a distribution reclassification, contributions from advisor and the tax treatment of foreign currency resulted in a net decrease in undistributed net investment income, and a net decrease in accumulated net realized loss on investment and foreign currency transactions and a decrease to additional paid-in capital. This reclassification had no effect on net assets.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear

16

AllianceBernstein Variable Products Series Fund

to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Portfolio’s financial statements.

17

UTILITY INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2008	2007	2006	2005	2004
Net asset value, beginning of period	$29.73	$24.85	$20.64	$18.17	$14.95

Income From Investment Operations
Net investment income (a)	.62	.65	.59	.53	.43	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(10.29)	4.85	4.20	2.35	3.13
Contributions from Adviser	.02	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(9.65)	5.50	4.79	2.88	3.56

Less: Dividends and Distributions
Dividends from net investment income	(.72)	(.60)	(.58)	(.41)	(.34)
Distributions from net realized gain on investment and foreign currency transactions	(2.96)	(.02)	–0	–	–0	–	–0	–

Total dividends and distributions	(3.68)	(.62)	(.58)	(.41)	(.34)

Net asset value, end of period	$16.40	$29.73	$24.85	$20.64	$18.17

Total Return
Total investment return based on net asset value (c)	(36.59	)%*	22.35	%*	23.76%	16.05%	24.33%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,475	$68,833	$65,490	$58,468	$52,391
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.98%	.90%	.95	%(d)	.97%	1.08%
Expenses, before waivers and reimbursements	.98%	.90%	.95	%(d)	.97%	1.21%
Net investment income	2.66%	2.39%	2.67	%(d)	2.72%	2.69	%(b)
Portfolio turnover rate	38%	34%	48%	52%	48%

See footnote summary on page 19.

18

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2008	2007	2006	2005	2004
Net asset value, beginning of period	$29.55	$24.72	$20.54	$18.10	$14.92

Income From Investment Operations
Net investment income (a)	.56	.58	.53	.48	.38	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(10.23)	4.82	4.19	2.34	3.13
Contributions from Adviser	.02	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(9.65)	5.40	4.72	2.82	3.51

Less: Dividends and Distributions
Dividends from net investment income	(.65)	(.55)	(.54)	(.38)	(.33)
Distributions from net realized gain on investment and foreign currency transactions	(2.96)	(.02)	–0	–	–0	–	–0	–

Total dividends and distributions	(3.61)	(.57)	(.54)	(.38)	(.33)

Net asset value, end of period	$16.29	$29.55	$24.72	$20.54	$18.10

Total Return
Total investment return based on net asset value (c)	(36.75	)%*	22.04	%*	23.49%	15.76%	24.01%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,516	$17,616	$13,896	$9,766	$6,517
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.23%	1.16%	1.20	%(d)	1.22%	1.30%
Expenses, before waivers and reimbursements	1.23%	1.16%	1.20	%(d)	1.22%	1.43%
Net investment income	2.42%	2.14%	2.41	%(d)	2.45%	2.41	%(b)
Portfolio turnover rate	38%	34%	48%	52%	48%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of each share class for the years ended December 31, 2008 and December 31, 2007 by 0.55% and 0.27%, respectively.

See notes to financial statements.

19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Utility Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Utility Income Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Utility Income Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 11, 2009

20

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For corporate shareholders, 99.25% of the total ordinary income distribution paid during the fiscal year ended December 31, 2008 qualifies for the corporate dividends received deduction.

For the year ended December 31, 2008, the Portfolio designates from distributions paid $7,619,942 as capital gain dividends.

21

UTILITY INCOME PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS
Robert M. Keith, President and Chief Executive Officer Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Annie Tsao(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Thomas R. Manley, Controller

CUSTODIAN and ACCOUNTING AGENT	LEGAL COUNSEL
The Bank of New York	Seward & Kissel LLP
One Wall Street	One Battery Park Plaza
New York, NY 10286	New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by Ms. Annie Tsao, Senior Vice President of the Adviser and Research Analyst.

22

UTILITY INCOME PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 76 (1990)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	93	None

John H. Dobkin, # 67 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design.	91	None

Michael J. Downey, # 65 (2005)	Private Investor since January 2004. Formerly managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	91	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 72 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2004.	91	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi- conductors)

Nancy P. Jacklin, # 60 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies and Adjunct Professor at Georgetown University Law Center in the 2008–2009 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	91	None

Garry L. Moody, # 56 (2008)	Formerly, Partner, Deloitte &Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995–2008.	90	None

23

UTILITY INCOME PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr., # 67 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was renamed Toppan Photomasks, Inc.	91	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

Earl D. Weiner, # 69 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; member of Advisory Board of Sustainable Forestry Management Limited.	91	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

24

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS,* AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 48	President and Chief Executive Officer	Executive Vice President of the Adviser** since July 2008; Director of AllianceBernstein Investments, Inc. (“ABI”)** and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2004.

Annie Tsao 56	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2004.

Emilie D. Wrapp 53	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2004.

Joseph J. Mantineo 49	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2004.

Thomas R. Manley 57	Controller	Vice President of the Adviser**, with which he has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

25

UTILITY INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Utility Income Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/29/08 ($MIL)	Portfolio
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$76.9	Utility Income Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $94,000 (0.11% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Utility Income Portfolio	Class A 0.90%	December 31
Class B 1.16%

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Directors on May 6–8, 2008.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

26

AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio. However, with respect to the Portfolio, the Adviser represented that there is no institutional product that has a similar investment style as the Portfolio.

The Adviser also manages AllianceBernstein Utility Income Fund, Inc. a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Utility Income Fund, Inc.4 Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the Utility Income Fund, Inc. been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Portfolio Adv. Fee (%)
Utility Income Portfolio	Utility Income Fund, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550	0.550

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

4	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

27

UTILITY INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)5 at the approximate current asset level of the Portfolio.6

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[7]	Lipper Group Median	Rank
Utility Income Portfolio	0.550	0.675	1/8

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU8 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[9]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Utility Income Portfolio	0.950	0.807	8/8	0.809	10/11

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’

5	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

6	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

7	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

8	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

9	Most recently completed fiscal year end Class A total expense ratio.

28

AllianceBernstein Variable Products Series Fund

charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2007, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $39,985 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2007, the Adviser determined that it made payments in the amount of $85,306 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $786 from the Portfolio.10

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,11 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli 12 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th–75th percentile range of their

10	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2007.

11	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

12	The Deli study was originally published in 2002 based on 1997 data.

29

UTILITY INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

comparable peers.13 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio14 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)15 for the periods ended January 31, 3008.16

	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	13.80	13.02	13.02	4/8	6/12
3 year	18.26	18.25	18.27	4/7	6/10
5 year	20.57	20.57	20.90	4/7	6/10
10 year	9.48	9.13	9.13	2/6	3/8

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)17 versus its benchmark.18

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Utility Income Portfolio	13.80	18.26	20.57	9.48	10.66
S&P 500 GICS Utility Composite	11.54	15.50	20.54	7.46	9.84
Inception Date: May 11, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

13	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

14	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

15	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

16	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

17	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

18	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2008.

30

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Value Portfolio

December 31, 2008

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 11, 2009

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2008.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of US companies, generally representing at least 125 companies, with relatively large market capitalizations that the Adviser believes are undervalued. The Portfolio invests in companies that are determined by AllianceBernstein L.P. (the “Adviser”) to be undervalued, using the fundamental value approach of the Adviser’s Bernstein (“Bernstein”) unit. In selecting securities for the Portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

The Portfolio may invest in securities issued by non-US companies and convertible securities and enter into forward commitments. The Portfolio may enter into derivatives transaction, such as options, futures, forwards and swap agreements.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Value Index, and the broad market, as represented by the Standard and Poor’s (S&P) 500 Stock Index, for the one- and five-year periods ended December 31, 2008, and since the Portfolio’s Class A shares’ inception on July 22, 2002, and the Portfolio’s Class B shares’ inception on May 1, 2001.

The Portfolio underperformed the benchmark for the annual reporting period ended December 31, 2008. The Portfolio’s underperformance was due primarily to negative security selection in the financial, utilities and consumer growth sectors. The Portfolio’s underweight in the outperforming utilities sector also detracted from performance during the period. Positively affecting performance was an underweight in the troubled financial sector, and an underweight and positive stock selection within the capital equipment sector.

MARKET REVIEW AND INVESTMENT STRATEGY

US equities declined over the annual period ended December 31, 2008, as measured by the Russell 1000 Index. During 2008, the concerns that began in mid-2007, due to declining US home prices and subprime mortgage delinquencies, intensified severely and broadened, leading to extreme dislocations in the global financial system, a loss of confidence in counterparties and fears of a worldwide recession intensified, setting off a global flight from risk.

The US Federal Reserve and other central banks responded, taking dramatic actions intended to lower interest rates, restore stability and encourage economic growth. By the end of the first quarter of 2008, investors appeared to regain a measure of confidence as equity markets staged a modest recovery.

The market continued to experience a great deal of stress in the second half of the annual period, with October ending as the most volatile month in decades. Concerted government policy action was evident as US Congressional approval of the Troubled Asset Relief Program was followed by interest-rate cuts by Western central banks and initiatives to recapitalize banks and reduce concerns about the safety of deposits. Nevertheless, the economy has slid into recession and unemployment has risen in the US Investor sentiment continued to swing widely in November, highlighted by historically large one-day declines and rallies.

The Portfolio’s US Value Investment Policy Group (the “Group”) follows a central tenet of seeking to keep portfolio risk in-line with the value opportunities it identifies. Recent market volatility has inflicted severe pain on investors. But the Group’s research suggests that markets often overreact to controversies, creating investment opportunities. Backed by Bernstein’s extensive value research effort, the Group continues to seek value opportunities in which the short-term overreactions of investors exaggerate companies’ difficulties.

1

VALUE PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800. 984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 1000 Value Index nor the unmanaged Standard & Poor’s (S&P) 500 Stock Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The S&P 500 Stock Index is composed of 500 US companies and is a common measure of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. Because the Portfolio can invest in foreign securities, it includes risks not associated with funds that invest primarily in US issues, including magnified fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. To the extent that the Portfolio invests a substantial amount of its assets in a particular country, an investment in the Portfolio has the risk that market changes or other factors affecting that country may have a more significant effect on the Portfolio’s net asset value. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

VALUE PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2008	1 Year	5 Years	Since Inception*
AllianceBernstein Value Portfolio Class A**	-40.83%	-3.84%	2.34%
AllianceBernstein Value Portfolio Class B**	-41.01%	-3.93%	-1.06%
Russell 1000 Value Index	-36.85%	-0.79%	4.78%
S&P 500 Stock Index	-37.00%	-2.19%	3.47%

*    Since inception of the Portfolio’s Class A shares on 7/22/02 and Class B shares on 5/1/01. Since-inception returns for the Russell 1000 Value Index and the S&P 500 Stock Index are as of the Portfolio’s Class A shares’ inception date.

**  Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2008, by 0.02%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.65% and 0.90% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN VALUE PORTFOLIO CLASS A GROWTH OF A $10,000 INVESTMENT

7/22/02* – 12/31/08

* Since inception of the Portfolio’s Class A shares on 7/22/02.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Value Portfolio Class A shares (from 7/22/02* to 12/31/08) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

VALUE PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each classes’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each classes’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Value Portfolio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$706.26	$3.00	0.70%
Hypothetical (5% return before expenses)	$1,000	$1,021.62	$3.56	0.70%

Class B
Actual	$1,000	$705.39	$4.07	0.95%
Hypothetical (5% return before expenses)	$1,000	$1,020.36	$4.82	0.95%

*	Expenses are equal to each class’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

4

VALUE PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2008	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Exxon Mobil Corp.	$14,185,791	7.1%
AT&T, Inc.	9,476,250	4.8
Chevron Corp.	7,774,247	3.9
Pfizer, Inc.	7,633,010	3.8
JP Morgan Chase & Co.	6,882,999	3.5
General Electric Co.	6,272,640	3.2
Procter & Gamble Co.	5,914,072	3.0
ConocoPhillips	5,154,100	2.6
Johnson & Johnson	4,762,468	2.4
Time Warner, Inc.	3,780,548	1.9

	$71,836,125	36.2%

SECTOR DIVERSIFICATION

December 31, 2008

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$42,051,845	21.9%
Energy	37,647,481	19.7
Health Care	25,415,169	13.3
Consumer Staples	24,745,657	12.9
Consumer Discretionary	18,139,821	9.5
Telecommunication Services	14,471,092	7.5
Industrials	11,220,746	5.9
Information Technology	9,716,767	5.1
Materials	4,954,987	2.6
Utilities	3,140,032	1.6

Total Investments	$191,503,597	100.0%

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

5

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2008	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–96.4%

FINANCIALS–21.2%
CAPITAL MARKETS–2.0%
Deutsche Bank AG	24,500	$996,905
The Goldman Sachs Group, Inc.	17,400	1,468,386
Morgan Stanley	98,100	1,573,524

		4,038,815

COMMERCIAL BANKS–2.8%
BB&T Corp.	13,500	370,710
Fifth Third Bancorp	35,900	296,534
SunTrust Banks, Inc.	19,600	578,984
U.S. Bancorp	37,400	935,374
Wells Fargo & Co.	116,200	3,425,576

		5,607,178

CONSUMER FINANCE–0.7%
Discover Financial Services	137,300	1,308,469

DIVERSIFIED FINANCIAL SERVICES–6.3%
Bank of America Corp.	254,800	3,587,584
Citigroup, Inc.	302,800	2,031,788
JP Morgan Chase & Co.	218,300	6,882,999

		12,502,371

INSURANCE–9.4%
ACE Ltd.	42,100	2,227,932
Allstate Corp.	65,000	2,129,400
American International Group, Inc.	190,400	298,928
Chubb Corp.	51,200	2,611,200
Fidelity National Financial, Inc.–Class A	62,700	1,112,925
Genworth Financial, Inc.–Class A	110,000	311,300
Hartford Financial Services Group, Inc.	57,600	945,792
MetLife, Inc.	46,000	1,603,560
Old Republic International Corp.	70,300	837,976
PartnerRe Ltd.	4,300	306,461
RenaissanceRe Holdings Ltd.	16,300	840,428
Torchmark Corp.	12,700	567,690
The Travelers Co., Inc.	63,600	2,874,720
Unum Group	95,000	1,767,000
XL Capital Ltd.–Class A	43,162	159,700

		18,595,012

		42,051,845

ENERGY–18.9%
OIL, GAS & CONSUMABLE FUELS–18.9%
Apache Corp.	34,500	2,571,285
BP PLC (Sponsored) (ADR)	24,800	1,159,152
Chevron Corp.	105,100	7,774,247
ConocoPhillips	99,500	5,154,100
Devon Energy Corp.	43,100	2,832,101
Exxon Mobil Corp.	177,700	14,185,791
Occidental Petroleum Corp.	16,900	1,013,831
Royal Dutch Shell PLC (ADR)	21,900	1,159,386
Sunoco, Inc.	14,900	647,554

Company	Shares	U.S. $ Value

Total SA (Sponsored) (ADR)	5,300	$293,090
Valero Energy Corp.	39,600	856,944

		37,647,481

HEALTH CARE–12.8%
BIOTECHNOLOGY–0.8%
Amgen, Inc.(a)	29,000	1,674,750

HEALTH CARE PROVIDERS & SERVICES–0.9%
Cardinal Health, Inc.	34,700	1,196,109
McKesson Corp.	15,100	584,823

		1,780,932

PHARMACEUTICALS–11.1%
GlaxoSmithKline PLC (Sponsored) (ADR)	34,500	1,285,815
Johnson & Johnson	79,600	4,762,468
Merck & Co., Inc.	119,800	3,641,920
Pfizer, Inc.	431,000	7,633,010
Sanofi-Aventis SA (ADR)	38,500	1,238,160
Schering-Plough Corp.	82,800	1,410,084
Wyeth	53,000	1,988,030

		21,959,487

		25,415,169

CONSUMER STAPLES–12.5%
BEVERAGES–1.9%
The Coca-Cola Co.	11,500	520,605
Coca-Cola Enterprises, Inc.	93,000	1,118,790
Molson Coors Brewing Co.–Class B	17,300	846,316
Pepsi Bottling Group, Inc.	54,000	1,215,540

		3,701,251

FOOD & STAPLES RETAILING–2.4%
The Kroger Co.	59,500	1,571,395
Safeway, Inc.	63,200	1,502,264
Supervalu, Inc.	62,100	906,660
Wal-Mart Stores, Inc.	14,500	812,870

		4,793,189

FOOD PRODUCTS–2.7%
Bunge Ltd.	29,100	1,506,507
ConAgra Foods, Inc.	53,000	874,500
Del Monte Foods Co.	76,600	546,924
The JM Smucker Co.	2,506	108,660
Kraft Foods, Inc.–Class A	22,400	601,440
Sara Lee Corp.	119,800	1,172,842
Tyson Foods, Inc.–Class A	65,100	570,276

		5,381,149

HOUSEHOLD PRODUCTS–3.0%
Procter & Gamble Co.	95,666	5,914,072

TOBACCO–2.5%
Altria Group, Inc.	76,900	1,158,114
Philip Morris International, Inc.	50,600	2,201,606
Reynolds American, Inc.	39,600	1,596,276

		4,955,996

		24,745,657

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER DISCRETIONARY–9.1%
AUTO COMPONENTS–0.5%
Autoliv, Inc.	27,900	$598,734
Magna International, Inc.–Class A	14,500	433,985

		1,032,719

AUTOMOBILES–0.5%
Toyota Motor Corp. (Sponsored) (ADR)	16,600	1,086,304

HOUSEHOLD DURABLES–0.7%
Black & Decker Corp.	13,500	564,435
Centex Corp.	46,925	499,282
KB Home	25,200	343,224

		1,406,941

MEDIA–4.2%
CBS Corp.–Class B	210,000	1,719,900
Gannett Co., Inc.	78,800	630,400
News Corp.–Class A	117,000	1,063,530
Time Warner, Inc.	375,800	3,780,548
Viacom, Inc.–Class B(a)	41,300	787,178
The Walt Disney Co.	13,500	306,315

		8,287,871

MULTILINE RETAIL–0.9%
Family Dollar Stores, Inc.	11,300	294,591
JC Penney Co., Inc.	35,300	695,410
Macy’s, Inc.	72,500	750,375

		1,740,376

SPECIALTY RETAIL–2.0%
The Gap, Inc.	89,200	1,194,388
Home Depot, Inc.	92,100	2,120,142
Limited Brands, Inc.	39,500	396,580
Lowe’s Cos, Inc.	11,500	247,480

		3,958,590

TEXTILES, APPAREL & LUXURY GOODS–0.3%
Jones Apparel Group, Inc.	107,000	627,020

		18,139,821

TELECOMMUNICATION SERVICES–7.3%
DIVERSIFIED TELECOMMUNICATION SERVICES–6.4%
AT&T, Inc.	332,500	9,476,250
Verizon Communications, Inc.	93,200	3,159,480

		12,635,730

WIRELESS TELECOMMUNICATION SERVICES–0.9%
Sprint Nextel Corp.(a)	335,000	613,050
Vodafone Group PLC (Sponsored) (ADR)	59,800	1,222,312

		1,835,362

		14,471,092

Company	Shares	U.S. $ Value

INDUSTRIALS–5.6%
AIRLINES–0.2%
UAL Corp.	35,800	$394,516

COMMERCIAL SERVICES & SUPPLIES–0.7%
Republic Services, Inc.–Class A	55,080	1,365,433

INDUSTRIAL CONGLOMERATES–4.2%
3M Co.	12,500	719,250
General Electric Co.	387,200	6,272,640
Tyco International Ltd.	67,770	1,463,832

		8,455,722

MACHINERY–0.5%
Caterpillar, Inc.	22,500	1,005,075

		11,220,746

INFORMATION TECHNOLOGY–4.9%
COMMUNICATIONS EQUIPMENT–2.5%
Corning, Inc.	96,900	923,457
Motorola, Inc.	409,600	1,814,528
Nokia OYJ (Sponsored)–Class A (ADR)	70,700	1,102,920
Telefonaktiebolaget LM Ericsson (Sponsored)–Class B (ADR)	140,700	1,098,867

		4,939,772

COMPUTERS & PERIPHERALS–0.7%
Lexmark International, Inc.–Class A(a)	36,100	971,090
Western Digital Corp.(a)	31,600	361,820

		1,332,910

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.7%
AU Optronics Corp. (Sponsored) (ADR)	88,800	681,984
Ingram Micro, Inc.–Class A(a)	31,800	425,802
Sanmina–SCI Corp.(a)	54,300	25,521
Tech Data Corp.(a)	15,100	269,384
Vishay Intertechnology, Inc.(a)	5,500	18,810

		1,421,501

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.0%
Nvidia Corp.(a)	63,400	511,638
Taiwan Semiconductor Manufacturing Co. Ltd. (Sponsored) (ADR)	191,259	1,510,946

		2,022,584

		9,716,767

7

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

MATERIALS–2.5%
CHEMICALS–0.5%
Ashland, Inc.	6,500	$68,315
Eastman Chemical Co.	26,100	827,631

		895,946

CONTAINERS & PACKAGING–2.0%
Ball Corp.	38,300	1,592,897
Owens-Illinois, Inc.(a)	56,000	1,530,480
Sonoco Products Co.	40,400	935,664

		4,059,041

		4,954,987

Company	Shares	U.S. $ Value

UTILITIES–1.6%
ELECTRIC UTILITIES–0.4%
Pinnacle West Capital Corp.	26,600	$854,658

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.5%
Reliant Energy, Inc.(a)	154,100	890,698

MULTI-UTILITIES–0.7%
Dominion Resources, Inc.	35,400	1,268,736
Wisconsin Energy Corp.	3,000	125,940

		1,394,676

		3,140,032

TOTAL INVESTMENTS–96.4% (cost $284,004,748)		191,503,597
Other assets less liabilities–3.6%		7,066,779

NET ASSETS–100.0%		$198,570,376

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

8

VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $284,004,748)	$191,503,597
Cash	5,849,643
Receivable for investment securities sold	773,356
Dividends receivable	591,738
Receivable for capital stock sold	191,245

Total assets	198,909,579

LIABILITIES
Payable for investment securities purchased	97,316
Advisory fee payable	88,870
Distribution fee payable	40,092
Payable for capital stock redeemed	35,385
Custodian fee payable	23,671
Administrative fee payable	23,250
Printing fee payable	18,770
Transfer Agent fee payable	161
Accrued expenses	11,688

Total liabilities	339,203

NET ASSETS	$198,570,376

COMPOSITION OF NET ASSETS
Capital stock, at par	$26,147
Additional paid-in capital	315,805,733
Undistributed net investment income	6,160,980
Accumulated net realized loss on investment transactions	(30,921,333)
Net unrealized depreciation of investments	(92,501,151)

$198,570,376

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$1,489,769	194,314	$7.67
B	$197,080,607	25,952,936	$7.59

See notes to financial statements.

9

VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2008	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $75,932)	$8,858,450
Interest	81,427

Total investment income	8,939,877

EXPENSES
Advisory fee (see Note B)	1,557,699
Distribution fee—Class B	702,304
Transfer agency—Class A	26
Transfer agency—Class B	2,170
Custodian	94,651
Administrative	90,250
Audit	53,000
Legal	49,795
Printing	43,530
Directors’ fees	2,000
Miscellaneous	8,434

Total expenses	2,603,859

Net investment income	6,336,018

REALIZED AND UNREALIZED LOSS ON INVESTMENT TRANSACTIONS
Net realized loss on investment transactions	(30,055,914)
Net change in unrealized appreciation/depreciation of investments	(119,837,734)

Net loss on investment transactions	(149,893,648)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(143,557,630)

See notes to financial statements.

10

VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2008	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$6,336,018	$6,065,733
Net realized gain (loss) on investment transactions	(30,055,914)	14,647,507
Net change in unrealized appreciation/depreciation of investments	(119,837,734)	(35,981,133)

Net decrease in net assets from operations	(143,557,630)	(15,267,893)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(57,044)	(49,063)
Class B	(6,041,578)	(3,942,894)
Net realized gain on investment transactions
Class A	(127,985)	(96,737)
Class B	(15,403,529)	(9,006,172)
CAPITAL STOCK TRANSACTIONS
Net increase	31,235,456	51,206,829

Total increase (decrease)	(133,952,310)	22,844,070
NET ASSETS
Beginning of period	332,522,686	309,678,616

End of period (including undistributed net investment income of $6,160,980 and $6,032,248, respectively)	$198,570,376	$332,522,686

See notes to financial statements.

11

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2008	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers seventeen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is

12

AllianceBernstein Variable Products Series Fund

defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2008:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$191,503,597		$–0	–
Level 2	–0	–	–0	–
Level 3	–0	–	–0	–

Total	$191,503,597		$–0	–

*	Other financial instruments are derivative instruments not reflected in the portfolio of investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“Fin 48”), management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

13

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2008, there were no such expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio paid $90,250 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2008.

Brokerage commissions paid on investment transactions for the year ended December 31, 2008, amounted to $135,060, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $969 for the year ended December 31, 2008.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

14

AllianceBernstein Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2008, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$107,953,360		$90,779,280
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$284,004,748

Gross unrealized appreciation	$26,846,175
Gross unrealized depreciation	(119,347,326)

Net unrealized depreciation	$(92,501,151)

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the year ended December 31, 2008, the Portfolio had no transactions in written options.

15

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

3. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Class A
Shares sold	24,081	206,091	$254,818	$3,225,348
Shares issued in reinvestment of dividends and distributions	15,317	9,376	185,029	145,800
Shares redeemed	(82,461)	(47,296)	(955,799)	(696,046)

Net increase (decrease)	(43,063)	168,171	$(515,952)	$2,675,102

Class B
Shares sold	4,461,742	5,790,699	$52,208,769	$86,474,219
Shares issued in reinvestment of dividends and distributions	1,790,076	839,758	21,445,107	12,949,066
Shares redeemed	(4,173,196)	(3,402,775)	(41,902,468)	(50,891,558)

Net increase	2,078,622	3,227,682	$31,751,408	$48,531,727

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2008.

16

AllianceBernstein Variable Products Series Fund

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$10,155,739	$4,471,057
Net long-term capital gains	11,474,397	8,623,809

Total distributions paid	$21,630,136	$13,094,866

As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$6,160,980
Accumulated capital and other losses	(30,921,333	)(a)
Unrealized appreciation/(depreciation)	(92,501,151)

Total accumulated earnings/(deficit)	$(117,261,504)

(a)	On December 31, 2008, the Portfolio had a net capital loss carryforward for federal income tax purposes of $14,448,964 of which $14,448,964 expires in the year 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital and foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio defers post-October capital losses of $16,472,369 to January 1, 2009.

During the current fiscal year, permanent differences primarily due to dividend redesignation resulted in a net decrease in undistributed net investment income and a corresponding net decrease in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

17

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Portfolio’s financial statements.

18

VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2008	2007	2006		2005		2004(a)
Net asset value, beginning of period	$13.92	$15.08	$12.94		$12.63		$11.20

Income From Investment Operations
Net investment income (b)	.27	.32	.26		.22	(c)	.25	(c)
Net realized and unrealized gain (loss) on investment transactions	(5.62)	(.85)	2.42		.49		1.18

Net increase (decrease) in net asset value from operations	(5.35)	(.53)	2.68		.71		1.43

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.21)	(.16)		(.18)		–0	–
Distributions from net realized gain on investment transactions	(.62)	(.42)	(.38)		(.22)		–0	–

Total dividends and distributions	(.90)	(.63)	(.54)		(.40)		–0	–

Net asset value, end of period	$7.67	$13.92	$15.08		$12.94		$12.63

Total Return
Total investment return based on net asset value (d)	(40.83)%*	(3.95)%	21.32%		5.74%		12.77%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,490	$3,305,460	$1,043,677		$290,673		$5,699
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.67%	.65%	.69	%(e)	.73%		.79	%(f)
Expenses, before waivers and reimbursements	.67%	.65%	.69	%(e)	.74%		.98	%(f)
Net investment income	2.46%	2.17%	1.89	%(e)	1.74	%(c)	2.02	%(c)(f)
Portfolio turnover rate	33%	20%	17%		21%		27%

See footnote summary on page 20.

19

VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2008	2007	2006		2005		2004
Net asset value, beginning of period	$13.79	$14.95	$12.84		$12.54		$11.16

Income From Investment Operations
Net investment income (b)	.24	.27	.22		.17	(c)	.17	(c)
Net realized and unrealized gain (loss) on investment transactions	(5.58)	(.83)	2.40		.50		1.31

Net increase (decrease) in net asset value from operations	(5.34)	(.56)	2.62		.67		1.48

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.18)	(.13)		(.15)		(.10)
Distributions from net realized gain on investment transactions	(.62)	(.42)	(.38)		(.22)		–0	–

Total dividends and distributions	(.86)	(.60)	(.51)		(.37)		(.10)

Net asset value, end of period	$7.59	$13.79	$14.95		$12.84		$12.54

Total Return
Total investment return based on net asset value (d)	(41.01)%*	(4.16)%	21.03%		5.48%		13.37%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$197,080	$329,217	$308,635		$191,583		$151,793
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.92%	.90%	.94	%(e)	.98%		.97%
Expenses, before waivers and reimbursements	.92%	.90%	.94	%(e)	.99%		1.15%
Net investment income	2.24%	1.82%	1.64	%(e)	1.38	%(c)	1.45	%(c)
Portfolio turnover rate	33%	20%	17%		21%		27%

(a)	There were no Class A shares outstanding for the period May 11, 2004 through October 3, 2004.

(b)	Based on average shares outstanding.

(c)	Net of expenses waiver or reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlement, which enhanced the performance of each share class for the year ended December 31, 2008 by 0.02%.

See notes to financial statements.

20

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Value Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Value Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 11, 2009

21

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For corporate shareholders, 87.20% of the total ordinary income distribution paid during the current fiscal year ended December 31, 2008 qualifies for the corporate dividends received deduction.

For the year ended December 31, 2008, the Portfolio designates from distributions paid $11,474,397 as capital gain dividends.

22

VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy (1)	Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner (1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and
Independent Compliance Officer

Marilyn G. Fedak(2), Vice President

John P. Mahedy(2), Vice President

Christopher W. Marx(2) , Vice President

John D. Phillips, Jr.(2), Vice President David Yuen(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Thomas R. Manley, Controller

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
The Bank of New York	Seward & Kissel LLP
One Wall Street	One Battery Park Plaza
New York, NY 10286	New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Portfolio’s portfolio are made by the U.S. Value Investment Policy Group. Ms. Marilyn G. Fedak, Mr. John P. Mahedy, Mr. Christopher W. Marx, Mr. John D. Philips, Jr. and Mr. David Yuen are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

23

VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 76 (1990)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	93	None

John H. Dobkin, # 67 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design.	91	None

Michael J. Downey, # 65 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	91	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 72 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2004.	91	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 60 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies and Adjunct Professor at Georgetown University Law Center in the 2008–2009 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	91	None

24

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, # 56 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008.	90	None

Marshall C. Turner, Jr., # 67 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was renamed Toppan Photomasks, Inc.	91	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

Earl D. Weiner, # 69 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP, member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; and member of Advisory Board of Sustainable Forestry Management Limited.	91	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

25

VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 48	President and Chief Executive Officer

Executive Vice President of the Adviser** since July 2008; Director of AllianceBernstein Investments Inc. (“ABI”)** and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2004.

Marilyn G. Fedak 62	Vice President	Vice Chair of Investment Services since January 2009. Prior thereto, Executive Vice President of the Adviser. Head of SCB’s Value Equities Business and Co-Chief Investment Officer of U.S. Value Equities since prior to 2004.

John Mahedy 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Christopher W. Marx 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

John D. Phillips, Jr. 61	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

David Yuen 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Emilie D. Wrapp 53	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2004.

Joseph J. Mantineo 49	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2004.

Thomas R. Manley 57	Controller	Vice President of the Adviser**, with which he has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

26

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE CAPS & REIMBURSEMENTS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/29/08 ($MIL)	Portfolio
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$313.7	Value Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $94,000 (0.03% of the Portfolio’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. It should be noted that the Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Directors on May 6-8, 2008.

2	Future references to the Portfolio and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Portfolios, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

27

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Value Portfolio	Class A 1.20%	0.65%	December 31
	Class B 1.45%	0.90%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 29, 2008 net assets:

Portfolio	Net Assets 02/29/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Portfolio Advisory Fee (%)
Value Portfolio	$313.7	Diversified Value Schedule 65 bp on 1st $25m 50 bp on next $25m 40 bp on next $50m 30 bp on next $100m 25 bp on the balance Minimum account size $25m	0.342	0.550

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

28

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Value Fund, a retail mutual fund which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Value Fund5. Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the Value Fund been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Portfolio Adv. Fee (%)
Value Portfolio	Value Fund	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550	0.550

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for each of these sub-advisory relationships:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)		Portfolio Advisory Fee (%)
Value Portfolio	Client #1	0.25% on 1st $500 million 0.20% thereafter	0.250		0.550

	Client #2[6]	0.50% on 1st $1 billion 0.40% on next $1 billion 0.30% on next $1 billion 0.20% thereafter	0.500		0.550

	Client #3	0.23% on 1st $300 million 0.20% thereafter	0.229		0.550

	Client #4	0.60% on 1st $10 million 0.50% on next $15 million 0.40% on next $25 million 0.30% on next $50 million 0.25% on next $50 million 0.225% on next $50 million 0.20% thereafter	0.271		0.550

	Client #6	0.27% on 1st $300 million 0.16% on next $700 million 0.13% thereafter	0.265		0.550

	Client #7	0.15% on 1st $1 billion 0.14% on next $2 billion 0.12% on next $2 billion 0.10% thereafter +/- Performance Fee[7]	0.150	[8]	0.550

	Client #8	0.35%	0.350		0.550

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

5	It should be noted that the AllianceBernstein Mutual Portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Portfolio.

6	This is the fee schedule of a Portfolio managed by an affiliate of the Adviser. Assets are aggregated with other General Equity Portfolios for purposes of calculating the investment advisory fee.

7	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark over a cumulative 36-month period. The performance adjustment factor can range from –50% to +50% of the base fee.

8	This calculation excludes the performance fee.

29

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Portfolio.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[11]	Lipper Group Median	Rank
Value Portfolio	0.550	0.750	3/15

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[13]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Value Portfolio	0.688	0.800	3/15	0.806	7/30

Based on this analysis, the Portfolio has equally favorable rankings on a management fee basis and a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into

9	It should be noted that Lipper does not consider average account size when constructing EGs. Portfolios with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized Portfolios that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different Portfolios categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee would not reflect any advisory fee waivers or expense reimbursements related to expense caps that would effectively reduce the actual management fee.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

30

AllianceBernstein Variable Products Series Fund

the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2007, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $825,695 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2007, the Adviser determined that it made payments in the amount of $703,976 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $786 from the Portfolio.14

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,15 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli 16 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th–75th percentile range of their

14	The Portfolio (which includes the Portfolio and other series of the Portfolio) paid ABIS a flat fee of $18,000 in 2007.

15	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

16	The Deli study was originally published in 2002 based on 1997 data.

31

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

comparable peers.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Portfolio18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended January 31, 2008.20

	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	–8.16	–4.50	–6.65	13/15	28/42
3 year	6.51	7.37	6.72	11/14	21/37
5 year	12.02	12.24	12.29	9/14	20/35

17	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

18	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

19	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including or excluding a Portfolio from a PU is somewhat different from that of an EU.

20	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

32

AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5 year and since inception performance returns of the Portfolio (in bold)21 versus its benchmark.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)		3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Value Portfolio	–	8.16	6.51	12.02	12.17	9.41	0.91	5
Russell 1000 Value Index	–	5.38	8.48	14.25	13.87	9.28	1.13	5
Inception Date: July 22, 2002

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2008.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

33

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein U.S. Large Cap Blended Style Portfolio

December 31, 2008

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

U.S. LARGE CAP BLENDED STYLE
PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 11, 2009

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein US Large Cap Blended Style Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2008.

At a meeting of the Board of Directors of AllianceBernstein Variable Product Series Fund, Inc. (the “Fund”) held on September 23, 2008, the Board of the Fund approved the liquidation and termination of the Portfolio (the “Liquidation”). The Separate Accounts will give their Contractowners 60 days’ notice of the Liquidation. Upon expiration of the 60 days’ notice period, the process of liquidating the Portfolio’s securities to raise cash will commence. The Liquidation is expected to be consummated in the first quarter of 2009 and the liquidating distributions will be made shortly thereafter.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in the equity securities of US companies. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in large capitalization companies. Large capitalization companies are companies with market capitalization at the time of investment within the range of the market capitalization of companies included in the Russell 1000 Index. In managing the Portfolio, AllianceBernstein L.P. (the “Adviser”) diversifies the investment portfolio between the growth and value equity investment styles. The Adviser selects growth and value equity securities by drawing from its fundamental growth and value investment disciplines to construct a single, unified investment portfolio, efficiently diversified between the growth and value equity investment styles. Through this process, the Adviser seeks to provide the highest level of long-term return given the associated levels of risk.

Normally, approximately 50% of the value of the Portfolio’s holdings will consist of growth stocks and 50% of value stocks, although this allocation will vary within a narrow range around this 50/50 target. Beyond this range, the Adviser will rebalance the Portfolio as necessary to maintain this targeted allocation. The Portfolio may invest in convertible securities and non-US securities, make short sales of securities or maintain a short position and enter into repurchase agreements and forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Standard & Poor’s (S&P) 500 Stock Index, for the one- and five-year periods ended December 31, 2008, and since the Portfolio’s Class A shares’ inception on June 6, 2003, and Class B shares’ inception on May 2, 2003.

The Portfolio underperformed the benchmark for the annual reporting period ended December 31, 2008. There was no leverage in the Portfolio during the period. Both the growth and value portions of the Portfolio underperformed. The largest detractors from performance for the period were stock selection in the financials, technology and industrials sectors. For the period, an overweight in financials also hurt performance. An overweight position and favorable stock selection within the health care sector contributed positively to relative performance for the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

The blended Portfolio is designed to capture the research-driven stock selections of both the growth and value teams (collectively, the Blend Investment Policy Team or the “Team”) while mitigating the broad risks such as industry sector deviations from the market. As equity markets collapsed during the reporting period and investors’ risk aversion increased, stocks most vulnerable to the financial crisis and an economic downturn performed the worst. The pervasive fear and increased market volatility, which hurt the Portfolio’s relative performance for the annual period, has created attractive opportunities for both actively-managed growth and value strategies.

The growth opportunity has increased because depressed earnings have made investors unwilling to value any future earnings growth. High-quality, industry-leading growth companies are now selling at unusually low valuations. The value opportunity—as measured by the valuation discount of the cheapest stocks compared to the market—has risen to levels near prior peaks. The valuation opportunity is particularly widespread across most industry sectors, as low valuations reflect widespread risk aversion.

1

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged S&P 500 Stock Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is comprised of 500 US companies and is a common measure of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Neither growth investing nor value investing guarantees a profit or eliminates risk. Growth stocks can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. The Portfolio concentrates its investments in a limited number of issues and an investment in the Portfolio is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Because the Portfolio allocates its investments between “growth” and “value” stocks, an investment in the Portfolio is subject to the risk that this allocation will result in lower returns during periods when one style is outperforming another than if the Portfolio had invested entirely in the outperforming style. The costs associated with this systematic rebalancing may be significant over time. The Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2008	1 Year	5 Years	Since Inception†
AllianceBernstein US Large Cap Blended Style Portfolio Class A*	-41.08%	-3.95%	-1.96%
AllianceBernstein US Large Cap Blended Style Portfolio Class B*	-41.24%	-4.24%	-2.27%
S&P 500 Stock Index	-37.00%	-2.19%	0.32%

* Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2008, by 0.01%.

† Since inception of the Portfolio’s Class A shares on 6/6/03 and Class B shares on 5/2/03. The since-inception return for the benchmark is from the Portfolio’s Class A Shares’ inception date.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 2.32% and 2.57% for Class A and Class B, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 1.20% and 1.45% for Class A and Class B, respectively. These waivers/reimbursements extend through May 1, 2009, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN US LARGE CAP BLENDED STYLE PORTFOLIO CLASS A GROWTH OF A $10,000 INVESTMENT

6/6/03* – 12/31/08

* Since inception of the Portfolio’s Class A shares on 6/6/03.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein US Large Cap Blended Style Portfolio Class A shares (from 6/6/03* to 12/31/08) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

U.S. Large Cap Blended Style Portfolio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$690.86	$5.10	1.20%
Hypothetical (5% return before expenses)	$1,000	$1,019.10	$6.09	1.20%

Class B
Actual	$1,000	$690.25	$6.16	1.45%
Hypothetical (5% return before expenses)	$1,000	$1,017.85	$7.35	1.45%

*	Expenses are equal to each class’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

4

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2008	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Exxon Mobil Corp.	$279,405	3.6%
Hewlett-Packard Co.	256,752	3.3
Google, Inc.—Class A	247,658	3.2
Gilead Sciences, Inc.	233,965	3.0
Procter & Gamble Co.	229,476	3.0
JP Morgan Chase & Co.	218,818	2.8
Apple, Inc.	198,012	2.6
AT&T, Inc.	188,100	2.4
Pfizer, Inc.	177,100	2.3
Genentech, Inc.	166,235	2.2

	$2,195,521	28.4%

SECTOR DIVERSIFICATION

December 31, 2008

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Health Care	$1,581,397	20.3%
Information Technology	1,260,611	16.2
Financials	1,241,707	16.0
Energy	1,077,969	13.9
Consumer Staples	1,039,728	13.4
Consumer Discretionary	659,841	8.5
Industrials	330,493	4.2
Telecommunication Services	276,396	3.5
Materials	189,129	2.4
Utilities	122,716	1.6

Total Investments	$7,779,987	100.0%

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor's. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

5

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2008	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–100.7%

HEALTH CARE–20.5%
BIOTECHNOLOGY–7.5%
Amgen, Inc.(a)	1,000	$57,750
Celgene Corp.(a)	2,150	118,852
Genentech, Inc.(a)	2,005	166,235
Gilead Sciences, Inc.(a)	4,575	233,965

		576,802

HEALTH CARE EQUIPMENT & SUPPLIES–2.6%
Alcon, Inc.	830	74,028
Baxter International, Inc.	1,135	60,825
Becton Dickinson & Co.	775	53,002
Covidien Ltd.	400	14,496

		202,351

HEALTH CARE PROVIDERS & SERVICES–1.3%
Cardinal Health, Inc.	600	20,682
Medco Health Solutions, Inc.(a)	1,950	81,724

		102,406

PHARMACEUTICALS–9.1%
Abbott Laboratories	1,805	96,333
Eli Lilly & Co.	900	36,243
Johnson & Johnson	1,800	107,694
Merck & Co., Inc.	2,700	82,080
Pfizer, Inc.	10,000	177,100
Sanofi-Aventis SA (ADR)	1,000	32,160
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	3,335	141,971
Wyeth	700	26,257

		699,838

		1,581,397

INFORMATION TECHNOLOGY–16.3%
COMMUNICATIONS EQUIPMENT–5.0%
Cisco Systems, Inc.(a)	7,570	123,391
Corning, Inc.	2,100	20,013
Juniper Networks, Inc.(a)	1,395	24,427
Motorola, Inc.	9,100	40,313
Nokia OYJ–Class A (Sponsored) (ADR)	1,300	20,280
QUALCOMM, Inc.	3,610	129,346
Telefonaktiebolaget LM Ericsson–Class B (Sponsored) (ADR)	3,600	28,116

		385,886

COMPUTERS & PERIPHERALS–6.4%
Apple, Inc.(a)	2,320	198,012
Dell, Inc.(a)	800	8,192
Hewlett-Packard Co.	7,075	256,752
Lexmark International, Inc.–Class A(a)	900	24,210
Western Digital Corp.(a)	600	6,870

		494,036

Company	Shares	U.S. $ Value

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.3%
AU Optronics Corp. (Sponsored) (ADR)	2,900	$22,272

INTERNET SOFTWARE & SERVICES–3.2%
Google, Inc.–Class A(a)	805	247,658

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.7%
Intel Corp.	1,845	27,047
Nvidia Corp.(a)	3,200	25,824

		52,871

SOFTWARE–0.7%
Activision Blizzard, Inc.(a)	5,575	48,168
Microsoft Corp.	500	9,720

		57,888

		1,260,611

FINANCIALS–16.1%
CAPITAL MARKETS–3.6%
The Blackstone Group LP	475	3,102
The Charles Schwab Corp.	2,295	37,110
Deutsche Bank AG	700	28,483
Franklin Resources, Inc.	630	40,181
The Goldman Sachs Group, Inc.	1,545	130,383
Morgan Stanley	2,400	38,496

		277,755

COMMERCIAL BANKS–1.6%
Fifth Third Bancorp	2,200	18,172
SunTrust Banks, Inc.	135	3,988
U.S. Bancorp	800	20,008
Wells Fargo & Co.	2,700	79,596

		121,764

CONSUMER FINANCE–0.2%
Capital One Financial Corp.	350	11,161
Discover Financial Services	900	8,577

		19,738

DIVERSIFIED FINANCIAL SERVICES–6.0%
Bank of America Corp.	6,400	90,112
Citigroup, Inc.	6,900	46,299
CME Group, Inc.–Class A	505	105,096
JP Morgan Chase & Co.	6,940	218,818

		460,325

INSURANCE–4.7%
ACE Ltd.	900	47,628
Aflac, Inc.	706	32,363
Allstate Corp.	1,500	49,140
American International Group, Inc.	3,300	5,181
Chubb Corp.	275	14,025
Everest Re Group Ltd.	225	17,132
Genworth Financial, Inc.–Class A	2,400	6,792

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Hartford Financial Services Group, Inc.	900	$14,778
MetLife, Inc.	1,100	38,346
Old Republic International Corp.	900	10,728
RenaissanceRe Holdings Ltd.	200	10,312
Torchmark Corp.	600	26,820
The Travelers Co., Inc.	1,300	58,760
Unum Group	1,500	27,900
XL Capital Ltd.–Class A	600	2,220

		362,125

		1,241,707

ENERGY–13.9%
ENERGY EQUIPMENT & SERVICES–1.9%
Cameron International Corp.(a)	660	13,530
National Oilwell Varco, Inc.(a)	315	7,699
Schlumberger Ltd.	3,040	128,683

		149,912

OIL, GAS & CONSUMABLE FUELS–12.0%
Apache Corp.	900	67,077
BP PLC (Sponsored) (ADR)	600	28,044
Chevron Corp.	2,200	162,734
ConocoPhillips	2,325	120,435
Devon Energy Corp.	900	59,139
EOG Resources, Inc.	1,370	91,215
Exxon Mobil Corp.	3,500	279,405
Occidental Petroleum Corp.	400	23,996
Royal Dutch Shell PLC (ADR)	900	47,646
Sunoco, Inc.	325	14,124
Valero Energy Corp.	800	17,312
XTO Energy, Inc.	480	16,930

		928,057

		1,077,969

CONSUMER STAPLES–13.5%
BEVERAGES–3.0%
The Coca-Cola Co.	1,105	50,023
Coca-Cola Enterprises, Inc.	2,600	31,278
Molson Coors Brewing Co.–Class B	605	29,597
Pepsi Bottling Group, Inc.	1,200	27,012
PepsiCo, Inc.	1,725	94,478

		232,388

FOOD & STAPLES RETAILING–3.2%
Costco Wholesale Corp.	1,490	78,225
Safeway, Inc.	1,600	38,032
Supervalu, Inc.	1,000	14,600
Wal-Mart Stores, Inc.	2,080	116,605

		247,462

FOOD PRODUCTS–1.2%
Bunge Ltd.	600	31,062
Del Monte Foods Co.	1,800	12,852
General Mills, Inc.	410	24,908
The JM Smucker Co.	62	2,688
Kraft Foods, Inc.–Class A	600	16,110

		87,620

Company	Shares	U.S. $ Value

HOUSEHOLD PRODUCTS–4.1%
Colgate-Palmolive Co.	1,275	$87,388
Procter & Gamble Co.	3,712	229,476

		316,864

TOBACCO–2.0%
Altria Group, Inc.	1,900	28,614
Philip Morris International, Inc.	2,080	90,501
Reynolds American, Inc.	900	36,279

		155,394

		1,039,728

CONSUMER DISCRETIONARY–8.5%
AUTO COMPONENTS–0.4%
Autoliv, Inc.	850	18,241
Magna International, Inc.–Class A	375	11,224

		29,465

HOTELS, RESTAURANTS & LEISURE–1.4%
McDonald’s Corp.	1,765	109,765

MEDIA–3.2%
CBS Corp.–Class B	3,900	31,941
Gannett Co., Inc.	2,500	20,000
News Corp.–Class A	2,600	23,634
Time Warner, Inc.	8,000	80,480
Viacom, Inc.–Class B(a)	1,000	19,060
The Walt Disney Co.	3,090	70,112

		245,227

MULTILINE RETAIL–1.5%
JC Penney Co., Inc.	700	13,790
Kohl’s Corp.(a)	1,910	69,142
Macy’s, Inc.	3,300	34,155

		117,087

SPECIALTY RETAIL–1.7%
Foot Locker, Inc.	1,000	7,340
The Gap, Inc.	1,300	17,407
Home Depot, Inc.	3,200	73,664
Lowe’s Cos, Inc.	1,500	32,280

		130,691

TEXTILES, APPAREL & LUXURY GOODS–0.3%
Jones Apparel Group, Inc.	2,100	12,306
Nike, Inc.–Class B	300	15,300

		27,606

		659,841

INDUSTRIALS–4.3%
AEROSPACE & DEFENSE–1.0%
Honeywell International, Inc.	520	17,071
Lockheed Martin Corp.	700	58,856

		75,927

AIRLINES–0.1%
UAL Corp.	800	8,816

7

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSTRUCTION & ENGINEERING–0.3%
Jacobs Engineering Group, Inc.(a)	430	$20,683

ELECTRICAL EQUIPMENT–0.9%
Emerson Electric Co.	1,895	69,376

INDUSTRIAL CONGLOMERATES–1.8%
General Electric Co.	8,000	129,600
Tyco International Ltd.	300	6,480

		136,080

MACHINERY–0.1%
Caterpillar, Inc.	225	10,051

ROAD & RAIL–0.1%
Union Pacific Corp.	200	9,560

		330,493

TELECOMMUNICATION SERVICES–3.6%
DIVERSIFIED TELECOMMUNICATION SERVICES–3.3%
AT&T, Inc.	6,600	188,100
Verizon Communications, Inc.	2,000	67,800

		255,900

WIRELESS TELECOMMUNICATION SERVICES–0.3%
Sprint Nextel Corp.(a)	11,200	20,496

		276,396

MATERIALS–2.4%
CHEMICALS–1.8%
Air Products & Chemicals, Inc.	220	11,059
Eastman Chemical Co.	225	7,135
Monsanto Co.	1,745	122,761

		140,955

Company	Shares	U.S. $ Value

CONTAINERS & PACKAGING–0.6%
Owens-Illinois, Inc.(a)	1,000	$27,330
Sonoco Products Co.	900	20,844

		48,174

		189,129

UTILITIES–1.6%
ELECTRIC UTILITIES–0.6%
American Electric Power Co., Inc.	1,400	46,592

GAS UTILITIES–0.1%
Atmos Energy Corp.	200	4,740

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.2%
Reliant Energy, Inc.(a)	2,300	13,294

MULTI-UTILITIES–0.7%
Ameren Corp.	1,100	36,586
Dominion Resources, Inc.	600	21,504

		58,090

		122,716

TOTAL INVESTMENTS–100.7% (cost $9,454,850)		7,779,987
Other assets less liabilities–(0.7)%		(54,181)

NET ASSETS–100.0%		$7,725,806

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

8

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $9,454,850)	$7,779,987
Receivable for investment securities sold	78,430
Dividends receivable	17,317
Receivable due from Adviser	10,267
Receivable for capital stock sold	1,870

Total assets	7,887,871

LIABILITIES
Due to custodian	42,676
Legal fee payable	43,821
Payable for capital stock redeemed	26,642
Custodian fee payable	22,933
Payable for investment securities purchased	3,063
Distribution fee payable	1,612
Transfer Agent fee payable	161
Accrued expenses	21,157

Total liabilities	162,065

NET ASSETS	$7,725,806

COMPOSITION OF NET ASSETS
Capital stock, at par	$1,070
Additional paid-in capital	11,359,873
Undistributed net investment income	73,846
Accumulated net realized loss on investment transactions	(2,034,120)
Net unrealized depreciation of investments	(1,674,863)

$7,725,806

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$6,506	887	$7.33
B	$7,719,300	1,068,616	$7.22

See notes to financial statements.

9

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2008	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $3,701)	$267,746
Interest.	487

Total investment income	268,233

EXPENSES
Advisory fee (see Note B)	82,465
Distribution fee—Class B	31,694
Transfer agency—Class B	1,540
Administrative	92,000
Custodian	91,219
Legal	59,135
Audit	53,000
Printing	7,013
Directors’ fees	2,000
Miscellaneous	4,099

Total expenses	424,165
Less: expenses waived and reimbursed by the Adviser (see Note B)	(240,228)

Net expenses	183,937

Net investment income	84,296

REALIZED AND UNREALIZED LOSS ON INVESTMENT TRANSACTIONS
Net realized loss on investment transactions	(1,996,237)
Net change in unrealized appreciation/depreciation of investments	(4,476,888)

Net loss on investment transactions	(6,473,125)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(6,388,829)

See notes to financial statements.

10

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2008	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$84,296	$52,884
Net realized gain (loss) on investment transactions	(1,996,237)	1,260,967
Net change in unrealized appreciation/depreciation of investments	(4,476,888)	(612,254)

Net increase (decrease) in net assets from operations	(6,388,829)	701,597
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(71)	(54)
Class B	(54,206)	(30,194)
Net realized gain on investment transactions
Class A	(935)	(596)
Class B	(1,269,640)	(792,875)
CAPITAL STOCK TRANSACTIONS
Net decrease	(1,345,616)	(350,542)

Total decrease	(9,059,297)	(472,664)
NET ASSETS
Beginning of period	16,785,103	17,257,767

End of period (including undistributed net investment income of $73,846 and $50,330, respectively)	$7,725,806	$16,785,103

See notes to financial statements.

11

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2008	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein U.S. Large Cap Blended Style Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. On September 23, 2008, the Board of Directors of the Fund approved the Plan of Liquidation and Termination (the “Plan”) of the Portfolio (see Note K). The Fund offers seventeen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is

12

AllianceBernstein Variable Products Series Fund

defined as the price that the portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2008:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$7,779,987		$–0	–
Level 2	–0	–	–0	–
Level 3	–0	–	–0	–

Total	$7,779,987		$–0	–

*	Other financial instruments are derivative instruments not reflected in the portfolio of investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“Fin 48”), management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

13

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2008, the Adviser waived fees in the amount of $148,228.

Pursuant to the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. Due to the Adviser’s agreement to limit total operating expenses as described above, the Adviser waived such services in the amount of $92,000 for the year ended December 31, 2008.

Brokerage commissions paid on investment transactions for the year ended December 31, 2008, amounted to $9,989, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $969 for the year ended December 31, 2008.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to

14

AllianceBernstein Variable Products Series Fund

its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2008 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$7,967,574		$10,429,862
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$9,650,361

Gross unrealized appreciation	$619,588
Gross unrealized depreciation	(2,489,962)

Net unrealized depreciation	$(1,870,374)

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium

15

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the year ended December 31, 2008, the Portfolio had no transactions in written options.

3. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Year Ended December 31, 2008		Year Ended December 31, 2007	Year Ended December 31, 2008		Year Ended December 31, 2007
Class A
Shares issued in reinvestment of dividends and distributions	–0	–	46	$–0	–	$650

Net increase	–0	–	46	$–0	–	$650

Class B
Shares sold	101,469		205,555	$975,457		$2,796,494
Shares issued in reinvestment of dividends and distributions	116,947		59,342	1,323,846		823,069
Shares redeemed	(394,326)		(285,970)	(3,644,919)		(3,970,755)

Net decrease	(175,910)		(21,073)	$(1,345,616)		$(351,192)

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

16

AllianceBernstein Variable Products Series Fund

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2008.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$151,509	$220,502
Net long-term capital gains	1,173,343	603,217

Total taxable distributions	1,324,852	823,719

Total distributions paid	$1,324,852	$823,719

As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$73,145
Accumulated capital and other losses	(1,837,908	)(a)
Unrealized appreciation/(depreciation)	(1,870,374	)(b)

Total accumulated earnings/(deficit)	$(3,635,137)

(a)	On December 31, 2008, the Portfolio had a net capital loss carryforward for federal income tax purposes of $1,392,148 of which $1,392,148 expires in the year 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital loss incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio defers to January 1, 2009 post-October capital losses of $445,760.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and tax treatment of partnership items.

During the current fiscal year, permanent differences primarily due to a distribution reclassification, resulted in a net decrease in undistributed net investment income, and a net decrease in accumulated net realized loss on investments. This reclassification had no effect on net assets.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical

17

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Portfolio’s financial statements.

NOTE K: Plan of Liquidation and Termination

At the meeting of the Fund’s Board of Directors (the “Directors”) held on September 23, 2008, the Directors approved a Plan of Liquidation and Termination (the “Plan”) which provides for the complete liquidation of all of the assets of the Portfolio and the payment of all known obligations. The Plan also provides that, following a notice period for separate account contractowners, the Portfolio will cease its business as an investment company and will not engage in any business activities except for the purpose of winding up its business and affairs, and distributing its remaining assets to shareholders in accordance with the Plan. The liquidation is expected to be consummated in the first quarter of 2009 and the liquidating distributions will be made shortly thereafter.

18

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2008	2007	2006	2005	2004
Net asset value, beginning of period	$13.67	$13.81	$13.13	$11.98	$10.96

Income From Investment Operations
Net investment income (a)(b)	.10	.08	.06	.02	.06
Net realized and unrealized gain (loss) on investment transactions	(5.31)	.55	1.21	1.19	.97

Net increase (decrease) in net asset value from operations	(5.21)	.63	1.27	1.21	1.03

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.06)	–0	–	(.06)	(.01)
Distributions from net realized gain on investment transactions	(1.05)	(.71)	(.59)	–0	–	–0	–

Total dividends and distributions	(1.13)	(.77)	(.59)	(.06)	(.01)

Net asset value, end of period	$7.33	$13.67	$13.81	$13.13	$11.98

Total Return
Total investment return based on net asset value (c)	(41.08	)%*	4.43%	10.22%	10.13%	9.43%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7	$12	$12	$11	$1,200
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.20%	1.20%	1.20	%(d)	1.19%	1.20%
Expenses, before waivers and reimbursements	3.12%	2.32%	2.28	%(d)	2.29%	2.67%
Net investment income (b)	.92%	.57%	.42	%(d)	.15%	.55%
Portfolio turnover rate	63%	67%	53%	80%	42%

See footnote summary on page 20.

19

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2008	2007	2006	2005	2004
Net asset value, beginning of period	$13.48	$13.63	$12.99	$11.89	$10.90

Income From Investment Operations
Net investment income (loss) (a)(b)	.07	.04	.02	(.01)	.04
Net realized and unrealized gain (loss) on investment transactions	(5.23)	.55	1.21	1.14	.96

Net increase (decrease) in net asset value from operations	(5.16)	.59	1.23	1.13	1.00

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.03)	–0	–	(.03)	(.01)
Distributions from net realized gain on investment transactions	(1.05)	(.71)	(.59)	–0	–	–0	–

Total dividends and distributions	(1.10)	(.74)	(.59)	(.03)	(.01)

Net asset value, end of period	$7.22	$13.48	$13.63	$12.99	$11.89

Total Return
Total investment return based on net asset value (c)	(41.24	)%*	4.15%	10.02%	9.57%	9.16%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,719	$16,773	$17,246	$16,727	$15,485
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.45%	1.45%	1.45	%(d)	1.45%	1.45%
Expenses, before waivers and reimbursements	3.34%	2.57%	2.53	%(d)	2.59%	2.95%
Net investment income (loss) (b)	.66%	.31%	.17	%(d)	(.10)%	.37%
Portfolio turnover rate	63%	67%	53%	80%	42%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived and reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of each share class for the year ended December 31, 2008 by 0.01%.

See notes to financial statements.

20

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”)

and Shareholders of AllianceBernstein U.S. Large Cap Blended Style Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein U.S. Large Cap Blended Style Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note K to the financial statements, on September 23, 2008 the Fund’s Board of Directors approved a plan of liquidation and termination.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein U.S. Large Cap Blended Style Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 11, 2009

21

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For corporate shareholders, 100% of the total ordinary income distribution paid during the current fiscal year ended December 31, 2008 qualifies for the corporate dividends received deduction.

For the fiscal year ended December 31, 2008, the Portfolio designates from the distributions paid $1,173,343 as capital gain dividends.

22

U.S. LARGE CAP
BLENDED STYLE PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS
Robert M. Keith, President and Chief Executive Officer
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Seth J. Masters(2), Vice President Dokyoung Lee(2), Vice President Joshua B. Lisser(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Thomas R. Manley, Controller

CUSTODIAN and ACCOUNTING AGENT The Bank of New York One Wall Street New York, NY 10286	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Portfolio’s portfolio are made by the Blend Solutions Team, comprised of senior Blend portfolio managers. Messrs. Seth J. Masters, Dokyoung Lee and Joshua B. Lisser are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

23

U.S. LARGE CAP
BLENDED STYLE PORTFOLIO
(continued)	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 76 (1990)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	93	None

John H. Dobkin, # 67 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design.	91	None

Michael J. Downey, # 65 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	91	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 72 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2004.	91	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 60 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies and Adjunct Professor at Georgetown University Law Center in the 2008-2009 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	91	None

Garry L. Moody, # 56 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995–2008.	90	None

24

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr., # 67 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was renamed Toppan Photomasks, Inc.	91	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

Earl D. Weiner, # 69 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; member of Advisory Board of Sustainable Forestry Management Limited.	91	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

25

U.S. LARGE CAP
BLENDED STYLE PORTFOLIO
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS*, AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 48	President and Chief Executive Officer	Executive Vice President of the Adviser** since July 2008; Director of AllianceBernstein Investments, Inc. (“ABI”)** and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2004.

Seth J. Masters 49	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2004.

Dokyoung Lee 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Joshua B. Lisser 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Emilie D. Wrapp 53	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2004.

Joseph J. Mantineo 49	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2004.

Thomas R. Manley 57	Controller	Vice President of the Adviser**, with which he has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

26

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein U.S. Large Cap Blended Style Portfolio (the “Portfolio”) at a meeting held on August 5–7, 2008.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The directors noted that the Adviser had waived reimbursement payments from the Portfolio in the Portfolio’s last fiscal year. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2006 and 2007 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s

27

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Portfolio was not profitable to the Adviser in 2006. The directors concluded that they were satisfied that the Adviser’s level of profitability in 2007 from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due primarily to differences in their expense ratios but potentially due to other factors such as the timing of cash flows. At the August 2008 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Standard & Poor’s 500 Stock Index (the “Index”), in each case for the 1- and 3-year periods ended April 30, 2008 and (in the case of the Index) the since inception period (June 2003 inception). The directors noted that the Portfolio was in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 1-year period and 3rd quintile of the Performance Group and 4th quintile of the Performance Universe for the 3-year period, and that the Portfolio underperformed the Index in all periods reviewed. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with an investment style substantially similar to that of the Portfolio. For this purpose, they reviewed the relevant fee information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Portfolio. The directors noted that the institutional fee schedule for clients with an investment style substantially similar to that of the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio although the institutional fee schedule provided for a higher fee rate on the first $25 million of assets and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate that would be higher than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

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AllianceBernstein Variable Products Series Fund

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The expense ratio of the Portfolio reflected fee waivers and/or expense reimbursements as a result of an applicable expense limitation undertaking by the Adviser. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 65 basis points was lower than the Expense Group median. The directors noted that in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 56 basis points had been waived by the Adviser. The directors also noted that the Portfolio’s total expense ratio, which had been capped by the Adviser, was higher than the Expense Group and Expense Universe medians. The directors noted the Portfolio’s relatively small size (less than $15 million as of June 30, 2008) and that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds generally. The directors concluded that the Portfolio’s expense ratio was acceptable in the Portfolio’s particular circumstances.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

29

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
SENIOR OFFICER FEE VALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein U.S. Large Cap Blended Style Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

INVESTMENT ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 06/30/08 ($MIL)	Portfolio
Blend	65 bp on 1st $2.5 billion 55 bp on next $2.5 billion 50 bp on the balance	$13.5	U.S. Large Cap Blended Style Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $94,000 (0.56% of the Portfolio’s average daily net assets) for such services but waived the amount in its entirety.

The Adviser agreed to waive that portion of its management fees and/or reimburse a portion of the Portfolio’s total operating expense to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days of written notice. Set forth below is the Portfolio’s expense caps and gross expense ratios as of December 31, 2007.

Portfolio	Expense Cap Pursuant to Expense Limitations Undertaking	Gross Expense Ratio (12/31/07)	Fiscal Year End
U.S. Large Cap Blended Style Portfolio	Class A 1.20%	2.32%	December 31
	Class B 1.45%	2.57%

1	It should be noted that the information in the fee summary was completed on July 24, 2008 and presented to the Board of Directors on August 5-7, 2008.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

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AllianceBernstein Variable Products Series Fund

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS.

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio4. In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on June 30, 2008 net assets:

Portfolio	Net Assets 06/30/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
U.S. Large Cap Blended Style Portfolio	$13.5	U.S. Style Blend Schedule 80 bp on 1st $25m 60 bp on next $25m 50 bp on next $50m 40 bp on next $100m 30 bp on the balance Minimum account size $50m	0.800%	0.650%

The Adviser also manages AllianceBernstein Blended Style Series, Inc.–U.S. Large Cap Portfolio, a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Blended Style Series, Inc.–U.S. Large Cap Portfolio: 5

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee
U.S. Large Cap Blended Style Portfolio	U.S. Large Cap Portfolio	0.65% on first $2.5 billion 0.55% on next $2.5 billion 0.50% on the balance	0.65%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	It should be noted that the ABMF was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the ABMF.

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U.S. LARGE CAP BLENDED STYLE PORTFOLIO
SENIOR OFFICER FEE VALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for American Equity Blend Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg Fund	Fee
U.S. Large Cap Blended Style Portfolio	American Equity Blend Portfolio
	Class A6	1.50%
	Class I (Institutional)	0.70%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)7 at the approximate current asset level of the Portfolio.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[9]	Lipper Group Median	Rank
U.S. Large Cap Blended Style Portfolio	0.650	0.815	2/12

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU10 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[11]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
U.S. Large Cap Blended Style Portfolio	1.203	0.988	11/12	0.798	70/71

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

6	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution-related services.

7	Note that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

8	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

9	The contractual management fee would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. As previously noted, the Adviser waived such reimbursements during the most recently completed fiscal year. In addition, the contractual management fee does not reflect any advisory fee waivers or expense caps that effectively reduce the actual management fee.

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

11	Most recently completed fiscal year end Class A total expense ratio.

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AllianceBernstein Variable Products Series Fund

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during the calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset research expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2007, ABI received $42,157 in Rule 12b-1 fees from the Portfolio.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2007, the Adviser determined that it made payments in the amount of $192,361 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). For the fiscal year ended December 31, 2007, the Portfolio paid ABIS a fee of $786 from the Portfolio.12

During the most recently completed fiscal year, the Portfolio did not effect any brokerage transactions with the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB.” The Portfolio may effect brokerage transactions in the future through SCB and pay commissions for such transactions. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s research expenses and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,13 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for

12	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2007.

13	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

33

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
SENIOR OFFICER FEE VALUATION
(continued)	AllianceBernstein Variable Products Series Fund

trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th–75th percentile range of their comparable peers.15 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of the AllianceBernstein Mutual Funds were generally in line with their peers.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $717 billion as of June 30, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 and 3 year net performance rankings of the Portfolio 16 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)17 for the periods ended April 30, 2008.18

U.S. Large Cap Blended Style Portfolio	Portfolio Return		PG Median		PU Median	PG Rank	PU Rank
1 year	–	6.72	–	1.02	1.36	8/11	78/84
3 year		8.10		8.10	9.36	6/11	59/82

Set forth below are the 1, 3 year and since inception performance returns of the Portfolio (in bold)19 versus its benchmark.

	Periods Ending April 30, 2008 Annualized Performance
	1 Year		3 Year	Since Inception
	(%)		(%)	(%)[20]
U.S. Large Cap Blended Style Portfolio	–	6.72	8.10	7.32
S&P 500 Stock Index	–	4.68	8.23	9.10
Inception Date: June 6, 2003

14	The Deli study was originally published in 2002 based on 1997 data.

15	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

16	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

17	The Portfolio’s PG/PU are not identical to the Portfolio’s EG/EU, as the criteria for including in or excluding a fund in/from a PU is somewhat different from that of an EU.

18	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

19	The performance returns shown in the table are for the Class A shares of the Portfolio.

20	The Adviser provided Portfolio and benchmark performance return information for periods through April 30, 2008.

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AllianceBernstein Variable Products Series Fund

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive. In light of the Portfolio’s relatively high total expense ratio, the Senior Officer recommended that the Directors continue their discussion with the Advisor concerning its plan to reduce the Portfolio’s total expense ratio or expense cap.

Dated: September 3, 2008

35

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Wealth Appreciation Strategy Portfolio

December 31, 2008

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

WEALTH APPRECIATION STRATEGY
PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 11, 2009

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Wealth Appreciation Strategy Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2008.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests in an equity portfolio that is designed as a solution for investors who seek equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. In managing the Portfolio, AllianceBernstein L.P. (the “Adviser”) efficiently diversifies between growth and value equity investment styles, and between US and non-US markets. Normally, the Adviser’s targeted blend for the equity portion of the Portfolio is an equal weighting of growth and value stocks (50% each).

The Adviser selects the Portfolio’s growth stocks using its growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. The Adviser selects the Portfolio’s value stocks using its fundamental value investment discipline. In selecting stocks, each value investment team seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities.

In addition to blending growth and value styles, the Portfolio blends each style component across US and non-US issuers and various capitalization ranges. Within each of the value and growth portions of the Portfolio, the Adviser normally targets a blend of approximately 70% in equities of US companies and the remaining 30% in equities of companies outside the US. The Adviser will also allow the relative weightings of the Portfolio’s growth and value components and US and non-US components to vary in response to markets, but ordinarily only by +/-5% of the Portfolio. Beyond those ranges, the Adviser will generally rebalance the Portfolio toward the targeted blend. However, under extraordinary circumstances, when the Adviser believes that conditions favoring one investment component are compelling, the range may expand to 10% of the Portfolio.

The Portfolio may invest in real estate investment trusts or REITs and convertible securities, enter into repurchase agreements and forward commitments, and make short sales of securities or maintain a short position. The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its blended benchmark, a 70% / 30% blend of the Standard & Poor’s (S&P) 500 Stock Index and the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, for the one-year period ended December 31, 2008 and since the Portfolio’s inception on July 1, 2004.

The Portfolio sank into negative territory and underperformed its blended benchmark in 2008, a year when the S&P 500 Stock Index fell 37.00% and the MSCI EAFE Index lost 43.38%. All asset classes were down for the year but the international segments pulled the Portfolio’s performance down most significantly, as international stocks gave up their prior leadership position. The extreme risk aversion and indiscriminate flight to safety hurt growth and value indices alike. As a result, the Portfolio’s underlying growth and value components had similar results in the annual period. Consequently, style diversification did not reduce volatility as much as it had in the past. Security selection was the biggest detractor from the Portfolio’s performance, particularly in the financial services sector, which found itself in the eye of the storm. The Portfolio’s information technology holdings also detracted significantly. Sector selection helped overall. The Portfolio mainly benefited from its overweight in defensive health care and underweight in cyclically sensitive industrials. However, the Portfolio’s underweight in utilities and overweight in materials were among the detractors from performance. The Portfolio’s REIT holdings, although down for the annual period, posted positive returns relative to the broad REIT market as measured by the FTSE EPRA/NAREIT Global Index. This performance was helped by diversification, avoidance of highly leveraged meltdowns, and exposure to strong shopping-center owners in the US and Europe. Since the Portfolio did not use financial leverage, its performance was not affected by the risk that comes with such investments.

MARKET REVIEW AND INVESTMENT STRATEGY

A global flight to quality left capital markets reeling in 2008 as investors sought safety from extreme market volatility by abandoning many investment types in favor of government bonds. This contributed to severe declines across many asset classes, regions and investment styles. Emerging market securities, which had posted strong gains prior to 2008, declined most significantly and were down 53.33%, as measured by the MSCI Emerging Markets Index. Developed regions fared somewhat better, posting a

1

AllianceBernstein Variable Products Series Fund

loss of 40.71%, as measured by the MSCI World Index. Still, the MSCI World Index suffered its worst year since its inception as more than 90% of its stocks lost ground. The second half of the year was marked by the collapse and/or government takeover of several of the world’s most powerful financials firms—all factors which further undermined investor confidence. Meanwhile, the US led most of the developed world into recession, and emerging-market economies, which had powered global growth in recent years, slowed significantly.

As always, the Portfolio’s Multi-Asset Solutions Team (the “Team”) remained focused on its long-term strategy: combining low correlation asset classes, blending growth and value investment styles, globalizing the Portfolio’s holdings and ensuring the Portfolio is aligned with the Team’s strategic asset allocation targets over time through a disciplined rebalancing process.

2

WEALTH APPRECIATION STRATEGY PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Standard & Poor’s (S&P) 500 Stock Index and the unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Stock Index includes 500 US stocks and is a common measure of the performance of the overall US stock market. The MSCI EAFE Index is a market capitalization-weighted index that measures stock performance in 23 countries in Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident individuals who do not benefit from double taxation treaties.

A Word About Risk

The Portfolio allocates its investments among multiple asset classes which will include US and foreign securities. Within each of these, the Portfolio will also allocate its investments in different types of securities, such as growth and value stocks and real estate investment trusts. International investing involves risks not associated with US investments, including currency fluctuations and political and economic changes. The Portfolio systematically rebalances its allocations in these asset classes to maintain its target weightings. There can be no assurance that rebalancing will achieve its intended result, and the costs of rebalancing may be significant over time. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of derivatives involves specific risks and is not suitable for all investors. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

3

WEALTH APPRECIATION STRATEGY PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2008	1 Year	Since Inception*
AllianceBernstein Wealth Appreciation Strategy Portfolio Class A	-43.22%	-3.96%
AllianceBernstein Wealth Appreciation Strategy Portfolio Class B	-43.44%	-4.22%
70% S&P 500 Stock Index / 30% MSCI EAFE Index	-38.88%	-1.75%
S&P 500 Stock Index	-37.00%	-2.93%
MSCI EAFE Index	-43.38%	0.84%
* Since inception of the Portfolio’s Class A and Class B shares on 7/1/04.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.82% and 2.15% for Class A and Class B, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.90% and 1.15% for Class A and Class B, respectively. These waivers/reimbursements extend through May 1, 2009, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY PORTFOLIO CLASS A GROWTH OF A $10,000 INVESTMENT

7/1/04* – 12/31/08

* Since inception of the Portfolio’s Class A shares on 7/1/04.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Wealth Appreciation Strategy Portfolio Class A shares (from 7/1/04* to 12/31/08) as compared to the performance of the Portfolio’s blended benchmark (70% S&P 500 Stock Index / 30% MSCI EAFE Index), as well as the individual components of the blended benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

4

WEALTH APPRECIATION STRATEGY PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wealth Appreciation Strategy Portfolio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$657.59	$3.87	0.93%
Hypothetical (5% return before expenses)	$1,000	$1,020.46	$4.72	0.93%

Class B
Actual	$1,000	$656.15	$4.79	1.15%
Hypothetical (5% return before expenses)	$1,000	$1,019.36	$5.84	1.15%

*	Expenses are equal to each class’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

5

WEALTH APPRECIATION STRATEGY PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2008	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Exxon Mobil Corp.	$367,218	2.3%
Hewlett-Packard Co.	326,066	2.0
Google, Inc.—Class A	312,265	1.9
Gilead Sciences, Inc.	297,379	1.9
Procter & Gamble Co.	291,172	1.8
JP Morgan Chase & Co.	280,775	1.8
AT&T, Inc.	253,650	1.6
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	252,866	1.6
Apple, Inc.	252,209	1.6
Genentech, Inc.	210,592	1.3

	$2,844,192	17.8%

SECTOR DIVERSIFICATION

December 31, 2008

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$2,777,261	17.7%
Health Care	2,504,413	15.9
Consumer Staples	1,880,780	12.0
Energy	1,851,413	11.7
Information Technology	1,816,410	11.6
Consumer Discretionary	1,162,431	7.4
Construction & Housing	1,141,062	7.3
Telecommunication Services	781,636	5.0
Industrials	713,264	4.5
Materials	565,211	3.5
Utilities	453,370	2.9
Medical	40,955	0.3
Consumer Cyclical	18,082	0.1
Retail	9,220	0.1

Total Investments	$15,715,508	100.0%

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

6

WEALTH APPRECIATION STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2008	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.1%
FINANCIALS–17.3%
CAPITAL MARKETS–3.4%
3i Group PLC(a)	1,591	$6,230
The Blackstone Group LP	1,086	7,092
The Charles Schwab Corp.	2,895	46,812
Credit Suisse Group AG(a)	2,331	65,325
Deutsche Bank AG(a)	900	35,592
Franklin Resources, Inc.	815	51,981
The Goldman Sachs Group, Inc.	2,060	173,843
ICAP PLC(a)	2,156	9,101
Julius Baer Holding AG(a)	1,049	40,656
Man Group PLC(a)	10,909	37,529
Morgan Stanley	2,500	40,100
UBS AG (Swiss Virt-X)(a)(b)	1,900	27,644

		541,905

COMMERCIAL BANKS–3.6%
ABSA Group Ltd.	600	7,060
Australia & New Zealand Banking Group Ltd.(a)	1,700	18,353
Banco do Brasil SA	2,100	13,220
Banco Santander Central Hispano SA(a)	3,841	37,107
Barclays PLC(a)	10,700	24,320
BNP Paribas SA(a)	981	42,344
Credit Agricole SA(a)	2,361	26,519
Fifth Third Bancorp	3,200	26,432
HBOS PLC(a)	22,626	23,422
HSBC Holdings PLC	4,300	42,085
Industrial & Commercial Bank of China Ltd.–Class H(a)	36,000	19,113
KB Financial Group, Inc.(b)	600	16,053
Lloyds TSB Group PLC(a)	4,300	8,139
Nordea Bank AB(a)	1,600	11,404
Royal Bank of Scotland Group PLC (London Virt-X)(a)	23,492	17,293
Shinhan Financial Group Co. Ltd.(b)	490	11,659
Societe Generale–Class A(a)	562	28,512
Standard Bank Group Ltd.	1,800	16,241
Standard Chartered PLC(a)	1,404	17,966
Sumitomo Mitsui Financial Group, Inc.(a)	6	24,887
SunTrust Banks, Inc.	425	12,554
U.S. Bancorp	800	20,008
Unibanco–Uniao de Bancos Brasileiros SA (Sponsored) (ADR)	200	12,924
Wells Fargo & Co.	3,400	100,232

		577,847

CONSUMER FINANCE–0.1%
Capital One Financial Corp.	450	14,351
Discover Financial Services	1,200	11,436

		25,787

Company	Shares	U.S. $ Value

DIVERSIFIED FINANCIAL SERVICES–3.7%
Bank of America Corp.	6,800	$95,744
Citigroup, Inc.	7,000	46,970
CME Group, Inc.–Class A	640	133,190
Deutsche Boerse AG(a)	268	19,389
ING Group(a)	2,300	25,314
JP Morgan Chase & Co.	8,905	280,775

		601,382

FINANCIAL SERVICES–0.1%
Eurocommercial Properties NV(a)	400	13,467

INSURANCE–4.3%
ACE Ltd.	1,000	52,920
Aflac, Inc.	995	45,611
Allianz SE(a)	400	42,560
Allstate Corp.	1,800	58,968
American International Group, Inc.	3,800	5,966
Aviva PLC(a)	3,470	19,663
Chubb Corp.	500	25,500
Genworth Financial, Inc.–Class A	3,000	8,490
Hartford Financial Services Group, Inc.	1,175	19,293
Industrial Alliance Insurance and Financial Services, Inc.(a)	300	5,665
MetLife, Inc.	2,250	78,435
Muenchener Rueckversicherungs AG(a)	421	65,359
Old Republic International Corp.	3,000	35,760
PartnerRe Ltd.	500	35,635
Prudential Financial, Inc.	150	4,539
QBE Insurance Group Ltd.(a)	2,767	50,009
Torchmark Corp.	150	6,705
The Travelers Co., Inc.	1,650	74,580
Unum Group	2,700	50,220
XL Capital Ltd.–Class A	700	2,590

		688,468

REAL ESTATE INVESTMENT TRUSTS (REITS)–1.4%
Corio NV(a)	290	13,354
DiamondRock Hospitality Co.	1,300	6,591
Douglas Emmett, Inc.	800	10,448
Entertainment Properties Trust	925	27,565
H&R Real Estate Investment Trust	1	5
HCP, Inc.	550	15,273
Health Care REIT, Inc.	600	25,320
Highwoods Properties, Inc.	330	9,029
Home Properties, Inc.	425	17,255
The Link REIT(a)	15,500	25,784
Mercialys SA(a)	325	10,264
Morguard Real Estate Investment Trust(a)	1,500	13,973
National Retail Properties, Inc.	825	14,182
Plum Creek Timber Co., Inc. (REIT)	215	7,469

7

WEALTH APPRECIATION STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Rayonier, Inc.	300	$9,405
RioCan Real Estate Investment Trust (Toronto)(a)	1,248	13,806

		219,723

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.7%
Castellum AB(a)	1,050	8,302
Hufvudstaden AB–Class A(a)	1,000	7,167
Lend Lease Corp. Ltd.(a)	8,725	43,965
Multiplan Empreendimentos Imobiliarios SA(b)	2,000	10,558
New World Development Co., Ltd.(a)	37,786	38,690

		108,682

		2,777,261

HEALTH CARE–15.6%
BIOTECHNOLOGY–4.6%
Amgen, Inc.(b)	1,300	75,075
Celgene Corp.(b)	2,735	151,191
CSL Ltd./Australia(a)	571	13,465
Genentech, Inc.(b)	2,540	210,592
Gilead Sciences, Inc.(b)	5,815	297,379

		747,702

HEALTH CARE EQUIPMENT & SUPPLIES–1.7%
Alcon, Inc.	1,165	103,906
Baxter International, Inc.	1,435	76,902
Becton Dickinson & Co.	985	67,364
Covidien Ltd.	600	21,744

		269,916

HEALTH CARE PROVIDERS & SERVICES–0.9%
Cardinal Health, Inc.	800	27,576
Celesio AG(a)	300	8,117
Medco Health Solutions, Inc.(b)	2,470	103,518

		139,211

PHARMACEUTICALS–8.4%
Abbott Laboratories	2,277	121,523
AstraZeneca PLC(a)	802	32,810
Bayer AG(a)	1,447	84,314
Eli Lilly & Co.	1,100	44,297
GlaxoSmithKline PLC(a)	4,481	83,337
Johnson & Johnson	2,200	131,626
Merck & Co., Inc.	3,200	97,280
Novartis AG(a)	2,764	138,425
Novo Nordisk A/S–Class B	765	39,462
Pfizer, Inc.	11,700	207,207
Roche Holding AG(a)	249	38,549
Sanofi-Aventis SA(a)	600	38,378
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	5,940	252,866
Wyeth	1,000	37,510

		1,347,584

		2,504,413

Company	Shares	U.S. $ Value

CONSUMER STAPLES–11.7%
BEVERAGES–2.1%
The Coca-Cola Co.	1,435	$64,962
Coca-Cola Enterprises, Inc.	3,300	39,699
Molson Coors Brewing Co.–Class B	1,560	76,315
Pepsi Bottling Group, Inc.	1,300	29,263
PepsiCo, Inc.	2,180	119,399

		329,638

FOOD & STAPLES RETAILING–3.1%
Aeon Co. Ltd.(a)	1,800	18,127
Costco Wholesale Corp.	1,880	98,700
Delhaize Group(a)	225	13,909
Koninklijke Ahold NV(a)	1,800	22,181
The Kroger Co.	1,400	36,974
Safeway, Inc.	2,000	47,540
Seven & I Holdings Co. Ltd.(a)	900	30,934
Supervalu, Inc.	1,275	18,615
Tesco PLC(a)	10,505	54,700
Wal-Mart Stores, Inc.	2,760	154,726

		496,406

FOOD PRODUCTS–1.8%
Associated British Foods PLC(a)	1,500	15,791
Bunge Ltd.	800	41,416
Del Monte Foods Co.	2,000	14,280
General Mills, Inc.	505	30,679
The JM Smucker Co.	83	3,599
Kraft Foods, Inc.–Class A	600	16,110
Nestle SA(a)	2,428	96,144
Sara Lee Corp.	3,400	33,286
Unilever PLC(a)	1,837	42,196

		293,501

HOUSEHOLD PRODUCTS–2.9%
Colgate-Palmolive Co.	1,615	110,692
Procter & Gamble Co.	4,710	291,172
Reckitt Benckiser PLC(a)	1,649	61,790

		463,654

TOBACCO–1.8%
Altria Group, Inc.	3,200	48,192
British American Tobacco PLC(a)	2,573	67,121
Philip Morris International, Inc.	3,170	137,927
Reynolds American, Inc.	1,100	44,341

		297,581

		1,880,780

ENERGY–11.6%
ENERGY EQUIPMENT & SERVICES–1.2%
Cameron International Corp.(b)	850	17,425
National Oilwell Varco, Inc.(b)	400	9,776
Schlumberger Ltd.	3,715	157,256

		184,457

OIL, GAS & CONSUMABLE FUELS–10.4%
Apache Corp.	1,100	81,983
BG Group PLC(a)	4,753	65,789

8

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

BP PLC(a)	6,800	$52,492
Chevron Corp.	2,700	199,719
China Petroleum & Chemical Corp.– Class H(a)	42,000	25,816
ConocoPhillips	2,800	145,040
Devon Energy Corp.	1,200	78,852
ENI SpA(a)	1,600	38,502
EOG Resources, Inc.	1,815	120,843
Exxon Mobil Corp.	4,600	367,218
LUKOIL (Sponsored) (ADR)	500	16,183
Nexen, Inc.(a)	400	6,950
Nippon Mining Holdings, Inc.(a)	4,000	17,356
Occidental Petroleum Corp.	500	29,995
Petro-Canada(a)	900	19,480
Petroleo Brasileiro SA (ADR)	1,140	27,919
PTT PCL	2,400	12,076
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A(a)	2,600	68,743
Royal Dutch Shell PLC (London Virt–X)–Class A(a)	2,000	52,546
StatoilHydro ASA(a)	3,945	65,979
Sunoco, Inc.	250	10,865
Total SA(a)	1,961	107,814
Tupras-turkiye Petrol Rafinerileri A.S.	1,000	10,583
Valero Energy Corp.	1,000	21,640
XTO Energy, Inc.	640	22,573

		1,666,956

		1,851,413

INFORMATION TECHNOLOGY–11.3%
COMMUNICATIONS EQUIPMENT–3.0%
Cisco Systems, Inc.(b)	9,620	156,806
Corning, Inc.	2,800	26,684
Juniper Networks, Inc.(b)	1,890	33,094
Motorola, Inc.	13,200	58,476
Nokia OYJ(a)	1,800	28,246
QUALCOMM, Inc.	4,570	163,743
Telefonaktiebolaget LM Ericsson–Class B(a)	3,000	23,388

		490,437

COMPUTERS & PERIPHERALS–4.3%
Apple, Inc.(b)	2,955	252,209
Dell, Inc.(b)	1,100	11,264
Fujitsu Ltd.(a)	5,000	24,310
Hewlett-Packard Co.	8,985	326,066
Lexmark International, Inc.–Class A(b)	1,000	26,900
Toshiba Corp.(a)	6,000	24,689
Western Digital Corp.(b)	1,700	19,465

		684,903

Company	Shares	U.S. $ Value

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.3%
AU Optronics Corp.	11,000	$8,339
Hitachi Ltd.(a)	4,000	15,524
Tyco Electronics Ltd.	1,900	30,799

		54,662

INTERNET SOFTWARE & SERVICES–2.0%
Google, Inc.–Class A(b)	1,015	312,265
Tencent Holdings Ltd.(a)	1,600	10,396

		322,661

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.8%
Intel Corp.	2,500	36,650
Nvidia Corp.(b)	3,900	31,473
Samsung Electronics Co. Ltd.	60	21,875
Texas Instruments, Inc.	700	10,864
United Microelectronics Corp.	102,072	23,101

		123,963

SOFTWARE–0.9%
Activision Blizzard, Inc.(b)	7,095	61,301
Microsoft Corp.	750	14,580
Nintendo Co. Ltd.(a)	100	38,215
Symantec Corp.(b)	1,900	25,688

		139,784

		1,816,410

CONSUMER DISCRETIONARY–7.3%
AUTO COMPONENTS–0.4%
Autoliv, Inc.	1,225	26,288
Bridgestone Corp.(a)	1,000	15,000
Compagnie Generale des Etablissements Michelin–Class B(a)	500	26,417

		67,705

AUTOMOBILES–0.8%
Bayerische Motoren Werke AG(a)	357	10,962
Honda Motor Co. Ltd.(a)	1,100	23,429
Isuzu Motors Ltd.(a)	6,000	7,753
Nissan Motor Co. Ltd.(a)	7,000	25,183
Renault SA(a)	800	20,877
Toyota Motor Corp.(a)	1,100	36,364

		124,568

HOTELS, RESTAURANTS & LEISURE–0.9%
Compass Group PLC(a)	2,054	10,245
McDonald’s Corp.	2,210	137,440

		147,685

9

WEALTH APPRECIATION STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

HOUSEHOLD DURABLES–0.4%
Black & Decker Corp.	600	$25,086
Sharp Corp.(a)	3,000	21,625
Sony Corp.(a)	400	8,749

		55,460

LEISURE EQUIPMENT & PRODUCTS–0.1%
Namco Bandai Holdings, Inc.(a)	800	8,768

MEDIA–2.4%
CBS Corp.–Class B	5,075	41,564
Gannett Co., Inc.	3,200	25,600
Lagardere SCA(a)	475	19,298
News Corp.–Class A	3,300	29,997
SES SA(FDR)(a)	1,287	24,943
Time Warner, Inc.	10,300	103,618
Viacom, Inc.–Class B(b)	1,200	22,872
The Walt Disney Co.	4,745	107,664

		375,556

MULTILINE RETAIL–0.9%
JC Penney Co., Inc.	1,000	19,700
Kohl’s Corp.(b)	2,360	85,432
Macy’s, Inc.	4,200	43,470

		148,602

SPECIALTY RETAIL–1.2%
AutoNation, Inc.(b)	1,000	9,880
Foot Locker, Inc.	1,000	7,340
The Gap, Inc.	2,700	36,153
Home Depot, Inc.	4,100	94,382
Kingfisher PLC(a)	5,156	10,157
Limited Brands, Inc.	475	4,769
Lowe’s Cos, Inc.	1,700	36,584

		199,265

TEXTILES, APPAREL & LUXURY GOODS–0.2%
Jones Apparel Group, Inc.	2,200	12,892
Nike, Inc.–Class B	430	21,930

		34,822

		1,162,431

CONSTRUCTION & HOUSING–7.1%
REAL ESTATE–7.1%
Alexandria Real Estate Equities, Inc.	195	11,766
Allied Properties Real Estate Investment Trust(a)	616	6,212
Ascendas Real Estate Investment Trust	15,000	14,430
Boardwalk Real Estate Investment Trust(a)	440	9,110
British Land Co. PLC(a)	776	6,218
Brookfield Properties Corp.	1,225	9,469
Canadian Real Estate Investment Trust(a)	1,043	19,069
CapitaMall Trust	13,800	15,356

Company	Shares	U.S. $ Value

Cominar Real Estate Investment Trust(a)	1,001	$12,990
Corporate Office Properties Trust SBI MD	400	12,280
Dexus Property Group(a)	19,506	11,170
Digital Realty Trust, Inc.	750	24,637
Equity Residential	575	17,146
Essex Property Trust, Inc.	130	9,977
Federal Realty Investment Trust	70	4,346
General Property Group(a)	11,900	7,760
Henderson Land Development Co., Ltd.(a)	7,000	26,181
ING Office Fund(a)	12,800	7,279
Japan Real Estate Investment Corp.–Class A(a)	3	26,799
Kerry Properties Ltd.(a)	6,949	18,694
Kimco Realty Corp.	1,100	20,108
Klepierre(a)	1,533	37,700
Land Securities Group PLC(a)	2,439	32,791
LaSalle Hotel Properties	800	8,840
Macquarie CountryWide Trust(a)	10,133	1,496
Mid-America Apartment Communities, Inc.	310	11,520
Mitsubishi Estate Co., Ltd.(a)	4,000	66,076
Mitsui Fudosan Co., Ltd.(a)	3,900	65,022
Nationwide Health Properties, Inc.	1,145	32,884
Nippon Building Fund, Inc.–Class A(a)	2	21,984
Nomura Real Estate Office Fund, Inc.–Class A(a)	2	13,013
NTT Urban Development Corp.(a)	55	59,563
Omega Healthcare Investors, Inc.	1,100	17,567
Primaris Retail Real Estate Investment Trust(a)	1,031	8,936
ProLogis	850	11,806
Public Storage	430	34,185
Regency Centers Corp.	375	17,513
Simon Property Group, Inc.	1,175	62,428
SL Green Realty Corp.	250	6,475
Sun Hung Kai Properties Ltd.(a)	7,700	64,792
Sunstone Hotel Investors, Inc.	2,300	14,237
Tanger Factory Outlet Centers	775	29,156
Taubman Centers, Inc.	335	8,529
UDR, Inc.	550	7,585
Unibail(a)	667	99,646
Vornado Realty Trust	925	55,824
Wereldhave NV(a)	195	17,200
Westfield Group(a)	4,769	43,297

		1,141,062

TELECOMMUNICATION SERVICES–4.9%
DIVERSIFIED TELECOMMUNICATION SERVICES–3.7%
AT&T, Inc.	8,900	253,650
BCE, Inc.(a)	500	10,178
Deutsche Telekom AG–Class W(a)	3,688	55,760

10

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

France Telecom SA(a)	400	$11,149
Nippon Telegraph & Telephone Corp.(a)	7	36,139
Telecom Corp. of New Zealand Ltd.(a)	9,100	12,177
Telecom Italia SpA (ordinary shares)(a)	9,100	14,971
Telecom Italia SpA (savings shares)(a)	8,000	9,109
Telefonica SA(a)	4,554	102,791
Verizon Communications, Inc.	2,500	84,750

		590,674

WIRELESS TELECOMMUNICATION SERVICES–1.2%
China Mobile Ltd.(a)	1,000	10,146
KDDI Corp.(a)	3	21,421
MTN Group Ltd.	921	10,859
NTT Docomo, Inc.(a)	11	21,652
Sprint Nextel Corp.(b)	14,500	26,535
Vodafone Group PLC(a)	49,007	100,349

		190,962

		781,636

INDUSTRIALS–4.5%
AEROSPACE & DEFENSE–1.0%
BAE Systems PLC(a)	9,123	49,649
European Aeronautic Defence & Space Co., NV(a)	1,260	21,338
Honeywell International, Inc.	700	22,981
Lockheed Martin Corp.	885	74,411

		168,379

AIRLINES–0.3%
Deutsche Lufthansa AG(a)	1,200	19,733
Qantas Airways Ltd.(a)	7,000	12,896
UAL Corp.	1,200	13,224

		45,853

CONSTRUCTION & ENGINEERING–0.2%
China Railway Construction Corp.–Class H(a)(b)	6,500	9,731
Jacobs Engineering Group, Inc.(b)	580	27,898

		37,629

ELECTRICAL EQUIPMENT–0.6%
Emerson Electric Co.	2,550	93,355

INDUSTRIAL CONGLOMERATES–1.1%
General Electric Co.	9,800	158,760
Tyco International Ltd.	450	9,720

		168,480

MACHINERY–0.5%
Atlas Copco AB–Class A(a)	1,554	13,673
Caterpillar, Inc.	275	12,284
Crane Co.	600	10,344

Company	Shares	U.S. $ Value

Dover Corp.	1,100	$36,212
Volvo AB–Class B(a)	1,400	7,967

		80,480

ROAD & RAIL–0.1%
East Japan Railway Co.(a)	1	7,601
Union Pacific Corp.	190	9,082

		16,683

TRADING COMPANIES & DISTRIBUTORS–0.6%
Mitsubishi Corp.(a)	3,000	42,492
Mitsui & Co. Ltd.(a)	5,000	51,402

		93,894

TRANSPORTATION INFRASTRUCTURE–0.1%
Macquarie Infrastructure Group(a)	7,100	8,511

		713,264

MATERIALS–3.5%
CHEMICALS–1.8%
Air Products & Chemicals, Inc.	365	18,349
BASF SE(a)	700	27,198
Eastman Chemical Co.	800	25,368
LG Chem Ltd.(b)	160	9,210
Methanex Corp.(a)	400	4,439
Mitsubishi Chemical Holdings Corp.(a)	3,500	15,509
Mitsui Chemicals, Inc.(a)	500	1,858
Monsanto Co.	2,210	155,473
Syngenta AG(a)	136	26,420

		283,824

CONSTRUCTION MATERIALS–0.1%
CRH PLC(a)	927	23,834

CONTAINERS & PACKAGING–0.4%
Amcor Ltd.(a)	2,569	10,440
Owens-Illinois, Inc.(b)	1,200	32,796
Sonoco Products Co.	600	13,896

		57,132

METALS & MINING–1.0%
Antofagasta PLC(a)	1,600	10,023
ArcelorMittal(a)	678	16,172
BHP Billiton Ltd.(a)	1,300	27,617
BHP Billiton PLC(a)	1,770	34,330
Cia Vale do Rio Doce–Class B (ADR)	1,390	16,833
First Quantum Minerals Ltd.(a)	200	2,853
Inmet Mining Corp.(a)	200	3,172
JFE Holdings, Inc.(a)	500	13,288
MMC Norilsk Nickel (ADR)	1,035	6,521
Rio Tinto PLC(a)	604	13,425
Sumitomo Metal Mining Co. Ltd.(a)	2,000	21,395

		165,629

11

WEALTH APPRECIATION STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

PAPER & FOREST PRODUCTS–0.2%
Stora Enso Oyj–Class R(a)	2,200	$17,427
Svenska Cellulosa AB–Class B(a)	2,000	17,365

		34,792

		565,211

UTILITIES–2.8%
ELECTRIC UTILITIES–1.1%
CEZ(a)	346	14,720
E.ON AG(a)	2,790	109,555
Pinnacle West Capital Corp.	1,100	35,343
The Tokyo Electric Power Co., Inc.(a)	300	10,015

		169,633

GAS UTILITIES–0.0%
Atmos Energy Corp.	275	6,517

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.1%
Reliant Energy, Inc.(b)	3,000	17,340

MULTI-UTILITIES–1.6%
A2A SpA(a)	7,100	12,765
Centrica PLC(a)	9,805	37,747
CMS Energy Corp.	2,200	22,242
Consolidated Edison, Inc.	325	12,652
Dominion Resources, Inc.	800	28,672
GDF Suez(a)	1,324	65,719

Company	Shares	U.S. $ Value

National Grid PLC(a)	3,856	$38,103
Wisconsin Energy Corp.	1,000	41,980

		259,880

		453,370

MEDICAL–0.3%
HEALTH & PERSONAL CARE–0.3%
Ventas, Inc.	1,220	40,955

CONSUMER CYCLICAL–0.1%
LEISURE & TOURISM–0.1%
Host Hotels & Resorts, Inc.	1,666	12,611
Starwood Hotels & Resorts Worldwide, Inc.	300	5,370

		17,981

MERCHANDISING–0.0%
New World Department Store China Ltd.(a)	183	101

		18,082

RETAIL–0.1%
SHOPPING CENTER/OTHER RETAIL–0.1%
First Capital Realty, Inc.(a)	600	9,220

TOTAL INVESTMENTS–98.1% (cost $21,259,219)		15,715,508
Other assets less liabilities–1.9%		305,875

NET ASSETS–100.0%		$16,021,383

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2008	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 1/15/09	46	$30,365	$32,023	$1,658
Australian Dollar settling 3/16/09	23	15,622	15,925	303
Australian Dollar settling 3/16/09	25	16,795	17,309	514
Australian Dollar settling 3/16/09	16	10,248	11,078	830
Canadian Dollar settling 3/16/09	19	15,601	15,394	(207)
Euro settling 1/15/09	12	15,455	16,671	1,216
Euro settling 1/15/09	30	40,044	41,676	1,632
Euro settling 1/15/09	22	28,288	30,563	2,275
Euro settling 1/15/09	92	118,714	127,807	9,093
Euro settling 3/16/09	20	27,910	27,731	(179)
Euro settling 3/16/09	13	18,142	18,026	(116)
Euro settling 3/16/09	11	15,351	15,252	(99)
Euro settling 3/16/09	25	34,333	34,664	331
Euro settling 3/16/09	47	64,545	65,168	623
Great British Pound settling 3/16/09	12	17,901	17,227	(674)
Japanese Yen settling 1/15/09	3,015	32,933	33,269	336
Japanese Yen settling 1/15/09	1,080	11,397	11,917	520
Japanese Yen settling 1/15/09	1,903	19,273	20,999	1,726

12

AllianceBernstein Variable Products Series Fund

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2008	Unrealized Appreciation/ (Depreciation)
Buy Contracts: (continued)
Japanese Yen settling 1/15/09	2,779	$28,150	$30,664	$2,514
Japanese Yen settling 1/15/09	36,230	370,185	399,778	29,593
Japanese Yen settling 3/16/09	2,996	33,337	33,101	(236)
Japanese Yen settling 3/16/09	770	8,568	8,507	(61)
Japanese Yen settling 3/16/09	1,444	15,439	15,954	515
Japanese Yen settling 3/16/09	1,129	11,953	12,473	520
Japanese Yen settling 3/16/09	1,072	11,309	11,844	535
Japanese Yen settling 3/16/09	1,784	18,878	19,710	832
Japanese Yen settling 3/16/09	1,357	13,678	14,993	1,315
Japanese Yen settling 3/16/09	4,337	45,074	47,917	2,843
Japanese Yen settling 3/16/09	3,523	35,781	38,923	3,142
New Zealand Dollar settling 1/15/09	54	31,571	31,490	(81)
New Zealand Dollar settling 3/16/09	49	27,420	28,389	969
New Zealand Dollar settling 3/16/09	40	21,772	23,175	1,403
Norwegian Krone settling 1/15/09	161	22,774	22,970	196
Norwegian Krone settling 1/15/09	546	76,348	77,897	1,549
Norwegian Krone settling 3/16/09	259	36,974	36,823	(151)
Norwegian Krone settling 3/16/09	62	8,828	8,815	(13)
Norwegian Krone settling 3/16/09	402	55,319	57,153	1,834
Swedish Krona settling 1/15/09	861	110,300	108,849	(1,451)
Swedish Krona settling 3/16/09	59	7,495	7,454	(41)
Swedish Krona settling 3/16/09	113	13,590	14,276	686
Swiss Franc settling 1/15/09	43	38,077	40,406	2,329
Swiss Franc settling 1/15/09	24	20,000	22,552	2,552
Swiss Franc settling 1/15/09	88	74,785	82,690	7,905
Sale Contracts:
Canadian Dollar settling 3/16/09	107	86,325	86,689	(364)
Canadian Dollar settling 3/16/09	63	51,069	51,285	(216)
Canadian Dollar settling 3/16/09	7	5,288	5,266	22
Canadian Dollar settling 3/16/09	12	9,776	9,722	54
Canadian Dollar settling 3/16/09	11	8,989	8,912	77
Euro settling 3/16/09	27	33,658	37,436	(3,778)
Euro settling 3/16/09	27	34,090	37,437	(3,347)
Euro settling 3/16/09	11	13,757	15,252	(1,495)
Great British Pound settling 1/15/09	8	12,249	11,497	752
Great British Pound settling 1/15/09	7	11,046	10,060	986
Great British Pound settling 1/15/09	23	34,075	33,055	1,020
Great British Pound settling 1/15/09	12	19,243	17,247	1,996
Great British Pound settling 1/15/09	38	57,103	54,614	2,489
Great British Pound settling 1/15/09	48	74,899	68,986	5,913
Great British Pound settling 1/15/09	204	330,766	293,191	37,575
Great British Pound settling 3/16/09	4	5,362	5,024	338
Great British Pound settling 3/16/09	9	13,512	12,920	592
Great British Pound settling 3/16/09	12	18,016	17,227	789
Great British Pound settling 3/16/09	42	61,385	59,575	1,810
Great British Pound settling 3/16/09	42	64,126	60,293	3,833
Hong Kong Dollar settling 3/16/09	179	23,100	23,108	(8)
Japanese Yen settling 1/15/09	7,233	75,031	79,812	(4,781)
Japanese Yen settling 1/15/09	2,553	26,694	28,171	(1,477)

13

WEALTH APPRECIATION STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2008	Unrealized Appreciation/ (Depreciation)
Sale Contracts: (continued)
Japanese Yen settling 1/15/09	2,915	$30,739	$32,165	$(1,426)
Japanese Yen settling 1/15/09	945	10,171	10,427	(256)
Japanese Yen settling 1/15/09	2,624	29,088	28,955	133
Japanese Yen settling 3/16/09	930	10,267	10,275	(8)
Japanese Yen settling 3/16/09	2,254	25,011	24,903	108
Norwegian Krone settling 1/15/09	202	29,908	28,819	1,089
Swedish Krona settling 1/15/09	861	106,934	108,849	(1,915)
Swedish Krona settling 3/16/09	158	19,909	19,962	(53)
Swiss Franc settling 1/15/09	251	216,249	235,856	(19,607)
Swiss Franc settling 1/15/09	23	19,651	21,613	(1,962)
Swiss Franc settling 1/15/09	16	13,555	15,035	(1,480)
Swiss Franc settling 3/16/09	22	20,603	20,686	(83)

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $4,661,783.

(b)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

FDR—Fiduciary Depositary Receipt

See notes to financial statements.

14

WEALTH APPRECIATION STRATEGY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $21,259,219)	$15,715,508
Cash	132,346
Foreign currencies, at value (cost $45,326)	45,121
Unrealized appreciation of forward currency exchange contracts	141,865
Dividends receivable	50,683
Receivable due from Adviser	19,862
Receivable for investment securities sold and foreign currency contracts	18,891
Receivable for capital stock sold	15,735

Total assets	16,140,011

LIABILITIES
Unrealized depreciation of forward currency exchange contracts	45,565
Custodian fee payable	31,038
Payable for investment securities purchased	16,046
Legal fee payable	7,052
Printing fee payable	6,972
Distribution fee payable	3,391
Payable for capital stock redeemed	195
Transfer Agent fee payable	161
Accrued expenses	8,208

Total liabilities	118,628

NET ASSETS	$16,021,383

COMPOSITION OF NET ASSETS
Capital stock, at par	$2,567
Additional paid-in capital	25,551,164
Undistributed net investment income	154,713
Accumulated net realized loss on investment and foreign currency transactions	(4,239,779)
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(5,447,282)

$16,021,383

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$7,853	1,251	$6.28
B	$16,013,530	2,565,259	$6.24

See notes to financial statements.

15

WEALTH APPRECIATION STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2008	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $34,568)	$597,188
Interest	3,645

Total investment income	600,833

EXPENSES
Advisory fee (see Note B)	154,909
Distribution fee—Class B	59,562
Transfer agency—Class B	1,616
Custodian	127,066
Administrative	92,000
Audit	65,750
Legal	21,535
Printing	6,329
Directors’ fees	2,000
Miscellaneous	17,464

Total expenses	548,231
Less: expenses waived and reimbursed by the Adviser (see Note B)	(274,177)

Net expenses	274,054

Net investment income	326,779

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
Investment transactions	(4,093,246)
Futures	(2,105)
Foreign currency transactions	(8,434)
Net change in unrealized appreciation/depreciation of:
Investments	(9,258,747)
Futures	(761)
Foreign currency denominated assets and liabilities	94,443

Net loss on investment and foreign currency transactions	(13,268,850)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(12,942,071)

See notes to financial statements.

16

WEALTH APPRECIATION STRATEGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

Year Ended December 31, 2008	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$326,779	$284,235
Net realized gain (loss) on investment and foreign currency transactions	(4,103,785)	4,283,290
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(9,165,065)	(2,861,482)
Contributions from Adviser	–0	–	366

Net increase (decrease) in net assets from operations	(12,942,071)	1,706,409
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(113)	(158,013)
Class B	(265,360)	(507,869)
Net realized gain on investment and foreign currency transactions
Class A	(1,326)	(509,847)
Class B	(3,973,479)	(1,867,042)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	3,973,951	(6,653,103)

Total decrease	(13,208,398)	(7,989,465)
NET ASSETS
Beginning of period	29,229,781	37,219,246

End of period (including undistributed net investment income of $154,713 and $67,683, respectively)	$16,021,383	$29,229,781

See notes to financial statements.

17

WEALTH APPRECIATION STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2008	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Wealth Appreciation Strategy Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers seventeen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or

18

AllianceBernstein Variable Products Series Fund

liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2008:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$10,988,468		$–0	–
Level 2	4,714,964	+	96,300
Level 3	12,076		–0	–

Total	$15,715,508		$96,300

*	Other financial instruments are derivative instruments not reflected in the portfolio of investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities
Balance as of 12/31/2007	$–0	–
Accrued discounts /premiums	–0	–
Realized gain (loss)	–0	–
Change in unrealized appreciation/depreciation	(4,681)
Net purchases (sales)	–0	–
Net transfers in and/or out of Level 3	16,757

Balance as of 12/31/08	$12,076

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/08	$(4,681	)*

*	The unrealized depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains

19

WEALTH APPRECIATION STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .90% and 1.15% of the daily average net assets for Class A and Class B shares, respectively. Prior to February 12, 2007, the Portfolio’s total operating expenses on an annual basis were limited to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2008 the Adviser waived fees and reimbursed expenses in the amount of $182,177.

20

AllianceBernstein Variable Products Series Fund

During the year ended December 31, 2007, the Adviser reimbursed the Portfolio $366 for trading losses incurred due to a trading entry error.

Pursuant to the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. Due to the Adviser’s agreement to limit total operating expenses as described above, the Adviser waived reimbursement for such services in the amount of $92,000 for the year ended December 31, 2008.

Brokerage commissions paid on investment transactions for the year ended December 31, 2008, amounted to $22,483, of which $49 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $969 for the year ended December 31, 2008.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2008 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$17,240,756		$17,074,678
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$21,975,366

Gross unrealized appreciation	$480,557
Gross unrealized depreciation	(6,740,415)

Net unrealized depreciation	$(6,259,858)

1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign

21

WEALTH APPRECIATION STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

3. Option Transactions

For hedging purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the year ended December 31, 2008, the Portfolio had no transactions in written options.

4. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives,

22

AllianceBernstein Variable Products Series Fund

including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES				AMOUNT
	Year Ended December 31, 2008		Year Ended December 31, 2007		Year Ended December 31, 2008		Year Ended December 31, 2007
Class A
Shares sold	507		–0	–	$2,987		$–0	–
Shares issued in reinvestment of dividends and distributions	–0	–	49,878		–0	–	667,860
Shares redeemed	(26)		(617,500)		(158)		(8,068,342)

Net increase (decrease)	481		(567,622)		$2,829		$(7,400,482)

Class B
Shares sold	565,810		270,018		$4,974,579		$3,644,988
Shares issued in reinvestment of dividends and distributions	411,538		178,029		4,238,839		2,374,911
Shares redeemed	(660,466)		(392,913)		(5,242,296)		(5,272,520)

Net increase	316,882		55,134		$3,971,122		$747,379

NOTE F: Risk Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2008.

23

WEALTH APPRECIATION STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$272,052	$856,669
Net long-term capital gains	3,968,226	2,186,102

Total distributions paid	$4,240,278	$3,042,771

As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$275,360
Accumulated capital and other losses	(3,550,220	)(a)
Unrealized appreciation/(depreciation)	(6,259,737	)(b)

Total accumulated earnings/(deficit)	$(9,534,597	)(c)

(a)	On December 31, 2008, the Portfolio had a net capital loss carryforward for federal income tax purposes of $1,912,559 of which $1,912,559 expires in the year 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital and foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio defers post-October capital losses of $1,637,661 to January 1, 2009.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of partnership items, the tax treatment of passive foreign investment companies, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to deferred income from an underlying security.

During the current fiscal year, permanent differences primarily due to a distribution reclassification, the tax treatment of foreign currency, contribution from advisor, and the tax treatment of passive foreign investment companies resulted in a net increase in undistributed net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions, and net decrease in additional paid in capital. This reclassification had no effect on net assets.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

24

AllianceBernstein Variable Products Series Fund

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Portfolio’s financial statements.

25

WEALTH APPRECIATION STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,	July 1, 2004(a) to December 31, 2004
2008	2007	2006	2005
Net asset value, beginning of period	$13.06	$13.53	$11.79	$10.69	$10.00

Income From Investment Operations
Net investment income (b)(c)	.15	.15	.09	.04	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(5.06)	.56	1.94	1.15	.68
Contributions from Adviser	–0	–	.00	(d)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(4.91)	.71	2.03	1.19	.69

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.28)	(.02)	(.05)	–0	–
Distributions from net realized gain on investment and foreign currency transactions	(1.72)	(.90)	(.27)	(.04)	–0	–

Total dividends and distributions	(1.87)	(1.18)	(.29)	(.09)	–0	–

Net asset value, end of period	$6.28	$13.06	$13.53	$11.79	$10.69

Total Return
Total investment return based on net asset value (e)	(43.22)%	5.00%	17.60%	11.22%	6.90%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8	$10	$7,688	$6,538	$5,877
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.90%	.96%	1.20	%(f)	1.20%	1.20	%(g)
Expenses, before waivers and reimbursements	2.11%	1.82%	1.99	%(f)	2.45%	4.33	%(g)
Net investment income (c)	1.62%	1.05%	.69	%(f)	.42%	.25	%(g)
Portfolio turnover rate	72%	61%	63%	61%	14%

See footnote summary on page 27.

26

WEALTH APPRECIATION STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,	July 1, 2004(a) to December 31, 2004
2008	2007	2006	2005
Net asset value, beginning of period	$13.00	$13.46	$11.74	$10.67	$10.00

Income From Investment Operations
Net investment income (b)(c)	.13	.11	.06	.02	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(5.05)	.57	1.93	1.13	.64
Contributions from Adviser	–0	–	.00	(d)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(4.92)	.68	1.99	1.15	.67

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.24)	–0	–	(.04)	–0	–
Distributions from net realized gain on investment and foreign currency transactions	(1.72)	(.90)	(.27)	(.04)	–0	–

Total dividends and distributions	(1.84)	(1.14)	(.27)	(.08)	–0	–

Net asset value, end of period	$6.24	$13.00	$13.46	$11.74	$10.67

Total Return
Total investment return based on net asset value (e)	(43.44)%	4.84%	17.32%	10.93%	6.70%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,013	$29,220	$29,531	$25,420	$10,416
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.15%	1.18%	1.45	%(f)	1.45%	1.45	%(g)
Expenses, before waivers and reimbursements	2.30%	2.15%	2.25	%(f)	2.70%	4.78	%(g)
Net investment income (c)	1.37%	.79%	.46	%(f)	.15%	.71	%(g)
Portfolio turnover rate	72%	61%	63%	61%	14%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived and reimbursed by the Adviser.

(d)	Amount is less than $0.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Annualized.

See notes to financial statements.

27

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Wealth Appreciation Strategy Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Wealth Appreciation Strategy Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Wealth Appreciation Strategy Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 11, 2009

28

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For corporate shareholders, 100% of the total ordinary income distribution paid during the fiscal year ended December 31, 2008 qualifies for the corporate dividends received deduction.

For the year ended December 31, 2008, the Portfolio designates from distributions paid $3,968,226 as capital gain dividends.

29

WEALTH APPRECIATION
STRATEGY PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS
Robert M. Keith, President and Chief Executive Officer
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer	Joseph J. Mantineo, Treasurer and Chief Financial Officer
Thomas J. Fontaine(2), Vice President	Thomas R. Manley, Controller
Dokyoung Lee(2), Vice President
Seth J. Masters(2), Vice President
Christopher H. Nicholich(2), Vice President
Emilie D. Wrapp, Secretary

CUSTODIAN and ACCOUNTING AGENT	LEGAL COUNSEL
The Bank of New York	Seward & Kissel LLP
One Wall Street	One Battery Park Plaza
New York, NY 10286	New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Portfolio’s portfolio are made by the Multi-Asset Solutions Team, comprised of senior portfolio managers. Significant day-to-day responsibilities for coordinating the Portfolio’s investments resides with Thomas J. Fontaine, Dokyoung Lee, Seth J. Masters, and Christopher H. Nicholich.

30

WEALTH APPRECIATION
STRATEGY PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 76 (1990)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	93	None

John H. Dobkin, # 67 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design.	91	None

Michael J. Downey, # 65 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	91	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 72 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2004.	91	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 60 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies and Adjunct Professor at Georgetown University Law Center in the 2008–2009 academic year. Formerly, U.S. Executive Director of the International Monetary Fund ( December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	91	None

Garry L. Moody, # 56 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice-Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995–2008.	90	None

31

WEALTH APPRECIATION STRATEGY PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr., # 67 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was renamed Toppan Photomasks, Inc.	91	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

Earl D. Weiner, # 69 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook and member of Advisory Board of Sustainable Forestry Management Limited.	91	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

32

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 48	President and Chief Executive Officer	Executive Vice President of the Adviser** since July 2008; Director of AllianceBernstein Investments, Inc. (“ABI”)** and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2004.

Thomas J. Fontaine 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Dokyoung Lee 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004 and Director of Research–Blend Solutions since June 2008.

Seth J. Masters 49	Vice President	Executive Vice President of the Adviser** with which he has been associated since prior to 2004.

Christopher H. Nicholich 39	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Emilie D. Wrapp 53	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2004.

Joseph J. Mantineo 49	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2004.

Thomas R. Manley 57	Controller	Vice President of the Adviser**, with which he has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800)227-4618 for a free prospectus or SAI.

33

WEALTH APPRECIATION STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Wealth Appreciation Strategy Portfolio (the “Portfolio”) at a meeting held on August 5-7, 2008.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Portfolio’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2006 and 2007 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Portfolio’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Portfolio

34

AllianceBernstein Variable Products Series Fund

was not profitable to the Adviser in 2006 or 2007. The directors noted that the Portfolio was small (as of June 30, 2008, the Portfolio had net assets of less than $30 million) and that the Adviser had waived reimbursement of administrative expenses from the Portfolio in the Portfolio’s last fiscal year.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the August 2008 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with a composite index (70% Standard & Poor’s 500 Stock Index/30% Morgan Stanley Capital International Europe, Australasia and Far East Index (Net)) (the “Index”), in each case for the 1- and 3-year periods ended April 30, 2008 and (in the case of the Index) the since inception period (July 2004 inception). The directors noted that the Portfolio was in the 5th quintile of the Performance Group and Performance Universe for the 1- and 3-year periods, and that the Portfolio underperformed the Index in the 1-year and since inception periods and outperformed the Index in the 3-year period. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it that have an investment style substantially similar to that of the Portfolio. The directors reviewed relevant fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Portfolio but which involve investments in securities of the same type that the Portfolio invests in (i.e., equity and debt securities). The directors noted that the Adviser advises a portfolio of another AllianceBernstein fund with a similar investment style as the Portfolio for the same fee schedule as the Portfolio.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the Portfolio’s investment classification/objective. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The expense ratio of the Portfolio reflected fee waivers and/or expense reimbursements as a result of an applicable expense limitation undertaking by the Adviser. The directors noted that the Adviser had recently reduced the Portfolio’s expense caps and that the Lipper information included the pro forma expense ratio provided by the Adviser assuming the reduced expense cap for Class A shares effective February 12, 2007 had

35

WEALTH APPRECIATION STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

been in effect throughout the Portfolio’s full fiscal year. All references to the expense ratio are to the Portfolio’s pro forma expense ratio. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 65 basis points was lower than the Expense Group median. The directors noted that in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 27 basis points had been waived by the Adviser. The directors also noted that the Portfolio’s pro forma total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median and higher than the Expense Universe median. The directors concluded that the Portfolio’s pro forma expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

36

WEALTH APPRECIATION STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Wealth Appreciation Strategy Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

INVESTMENT ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 06/30/08 ($MIL)	Portfolio
Blend	65 bp on 1st $2.5 billion 55 bp on next $2.5 billion 50 bp on the balance	$25.8	Wealth Appreciation Strategy Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $94,000 (0.27% of the Portfolio’s average daily net assets) for such services but waived the amount in its entirety.

1	It should be noted that the information in the fee summary was completed on July 24, 2008 and presented to the Board of Directors on August 5-7, 2008.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

37

WEALTH APPRECIATION STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser agreed to waive that portion of its management fees and/or reimburse a portion of the Portfolio’s total operating expense to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. It should be noted that the expense caps of the portfolio were reduced to the percentages set forth below effective February 12, 2007. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days of written notice. Set forth below are the Portfolios’ expense caps and gross expense ratios as of December 31, 2007:

Portfolio	Expense Cap Pursuant to Expense Limitations Undertaking	Gross Expense Ratio (12/31/07)	Fiscal Year End
Wealth Appreciation Strategy Portfolio	Class A 0.90% Class B 1.15%	1.82% 2.15%	December 31

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.4 With respect to the Portfolio, the Adviser represented that there is no category in the Form ADV for institutional products that has a similar investment style as the Portfolio.

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

38

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Wealth Appreciation Strategy (“Wealth Appreciation Strategy”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedules of AllianceBernstein Wealth Appreciation Strategy5 and what would have been the effective advisory fee of the Portfolio had the fee schedule of Wealth Appreciation Strategy been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Portfolio Adv. Fee (%)
Wealth Appreciation Strategy Portfolio	Wealth Appreciation Strategy	0.65% on first $2.5 billion 0.55% on next $2.5 billion 0.50% on the balance	0.65	0.65

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)6 at the approximate current asset level of the Portfolio.7

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Adviser and the Senior Officer, Lipper expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper classification/objective as the Portfolio.

Portfolio	Contractual Management Fee[8]	Lipper Group Median	Rank
Wealth Appreciation Strategy Portfolio[9]	0.650	0.890	3/12

5	It should be noted that the ABMF was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the ABMF.

6	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

7	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

8	The contractual management fee would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. As previously noted, the Adviser waived such reimbursements during the most recently completed fiscal year. In addition, the contractual management fee does not reflect any advisory fee waivers or expense caps that would effectively reduce the actual management fee.

9	The Portfolio’s EG includes the Fund, six other variable insurance products (“VIP”) Global Growth funds (“GLGE”) and five VIP Global Core funds (“GLCE”).

39

WEALTH APPRECIATION STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

However, because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective.10 A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.11 Since the Portfolio’s expense cap was reduced effective February 12, 2007, supplemental pro-forma information (shown in bold and italicized) is also provided.12

Portfolio	Expense Ratio (%)[13]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Wealth Appreciation Strategy Portfolio[14]	0.964	0.954	7/12	0.864	20/29
pro-forma[15]	0.900	0.954	6/12	0.864	18/29

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a pro-forma total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s net revenue from providing investment advisory services to the Portfolio was negative during the calendar years 2007 and 2006.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset research expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2007, ABI received $74,017 in Rule 12b-1 fees from the Portfolio.

10	It should be noted that the expansion of such Portfolio’s EU was not requested by the Adviser or the Senior Officer. They requested only that the EG be expanded.

11	Except for the asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, EU allows for the same advisor to be represented by more than just one fund.

12	The pro-forma expense ratio shows what would have been the total expense ratio of the Portfolio had the change to the Portfolio’s expense cap been in effect for the Portfolio’s full fiscal year.

13	Most recently completed fiscal year end Class A total expense ratio.

14	The Portfolio’s EU includes the Portfolio, EG and all other VIP GLGE and GLCE funds, excluding outliers.

15	Note that the EG/EU medians are the same for the non-pro-forma EG/EU and the pro-forma EG/EU. Lipper includes the Portfolio twice (on a non-pro-forma basis and on a pro-forma basis) to calculate the EG/EU median. Lipper does not include the Portfolio twice when considering the number of funds for ranking.

40

AllianceBernstein Variable Products Series Fund

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2007, the Adviser determined that it made payments in the amount of $182,867 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). For the fiscal year ended December 31, 2007, the Portfolio paid ABIS a fee of $786.16

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s research expenses and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th – 75th percentile range of their comparable peers.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of the AllianceBernstein Mutual Funds were generally in line with their peers.

16	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2007.

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

18	The Deli study was originally published in 2002 based on 1997 data.

19	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

41

WEALTH APPRECIATION STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $717 billion as of June 30, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 and 3 year net performance rankings of the Portfolio20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended April 30, 2008.22

Wealth Appreciation Strategy Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	–6.00	–2.99	–3.30	6/7	20/24
3 year	10.65	13.53	13.15	5/6	17/18

Set forth below are the 1, 3 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmark.

	Periods Ending April 30, 2008 Annualized Performance
	1 Year (%)		3 Year (%)	Since Inception (%)[24]
Wealth Appreciation Strategy Portfolio	–	6.00	10.65	8.78
70 % S&P Stock Index / 30 % MSCI EAFE Index (Net)	–	3.75	10.64	10.21
S&P 500 Stock Index	–	4.68	8.23	7.45
MSCI EAFE Index (Net)	–	1.78	16.25	15.87
Inception Date: July 1, 2004

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 3, 2008

20	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

21	The Portfolio’s PG/PU are not identical to the Portfolio’s EG/EU as the criteria for including in or excluding a fund in/from a PU is somewhat different from that of an EU.

22	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

23	The performance returns shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for periods through April 30, 2008.

42

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Intermediate Bond Portfolio (formerly U.S. Government/High Grade Securities Portfolio)

December 31, 2008

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERMEDIATE BOND PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 11, 2009

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2008.

On April 25, 2008, the AllianceBernstein U.S. Government/High Grade Securities Portfolio (“High Grade”) acquired all of the assets and assumed all of the liabilities of AllianceBernstein Global Dollar Government Portfolio, AllianceBernstein High Yield Portfolio, AllianceBernstein Americas Government Income Portfolio and AllianceBernstein Global Bond Portfolio in a tax free event, pursuant to a Plan of Acquisition and Liquidation. The High Grade Portfolio then changed its name to AllianceBernstein Intermediate Bond Portfolio (“Intermediate Bond”), The Intermediate Bond Portfolio broadened its investment objective, requiring the Portfolio to invest at least 80% of its net assets in fixed-income securities. Additionally, the Portfolio may invest up to 25% of its net assets in below investment grade bonds (sometimes referred to as “high yield securities” or “junk bonds”). The Portfolio may invest without limit in US Dollar denominated foreign fixed-income securities and may invest up to 25% of its assets in non-Dollar-denominated foreign fixed-income securities. These acquisitions and changes were made to the Portfolio in order to realize more efficient investment opportunities with lower expenses.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk. The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar weighted average maturity of generally between three to ten years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment grade bonds (sometimes referred to as “high yield securities” or “junk bonds”). The Portfolio may use leverage for investment purposes. The Portfolio may invest without limit in US Dollar denominated foreign fixed-income securities and may invest up to 25% of its assets in non-US Dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities.

The Portfolio may invest in mortgage-related and other asset backed securities, loan participations, inflation-protected securities, structured securities, variable, floating and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the Barclays Capital US Aggregate Index, for the one-, five- and 10-year periods ended December 31, 2008.

The Portfolio underperformed the benchmark for the annual reporting period ended December 31, 2008. The following positions detracted from performance: an underweight in Treasuries and Agencies, exposure to subprime-related asset-backed securities (ABS) and collateralized debt obligations (CDOs) as well as Alt-A mortgage securities, overweights in investment grade corporates and commercial mortgage-backed securities (CMBS), and positions in high yield and emerging markets. The Portfolio’s exposure to subprime-related ABS and CDOs as well as Alt-A mortgage securities detracted from performance despite their AAA and AA ratings. Alt-A, or ‘alternative’ mortgages are home loans made with less than full documentation.

MARKET REVIEW AND INVESTMENT STRATEGY

The annual period ended December 31, 2008, has seen the return of volatility to the capital markets as the credit crisis in the US subprime market spilled over—in the form of a liquidity crunch—into other sectors and asset classes and even the overnight funding market. As investors flocked to the safety of the highest-quality securities, government bond yields fell worldwide and yield spreads widened across fixed income markets.

During the year, the US Federal Reserve (the “Fed”) responded to the crisis with multiple interest-rate cuts, which aimed to restore confidence in the financial markets and put the economy on firmer footing. The Fed funds rate was reduced by an unprecedented total 400 basis points for the reporting period, leaving the interest rate between 0.0% and 0.25% at year end. Major central banks around the world also responded to the deepening financial crisis by initiating liquidity programs, guaranteeing bank deposits and liabilities and recapitalizing banks, all aimed at restoring confidence to the credit markets, which essentially shut

1

AllianceBernstein Variable Products Series Fund

down following the September bankruptcy of Lehman Brothers. There was heightened demand for US Treasuries during the annual reporting period as investors sought less- risky assets in light of the subprime market volatility. For the 12-month reporting period, US Treasury holdings outperformed spread sectors on both an absolute and duration adjusted basis.

During the annual reporting period, the Portfolio continued to underweight Treasuries and Agencies in favor of weighting allocations to the corporate sector and in AAA rated super-senior CMBS. In the view of the Portfolio’s US Core Fixed Income Investment Team (the “Team”), these sectors represent an outstanding opportunity for investors to benefit from attractive excess returns over government bonds. Current valuations in investment-grade corporates are at the widest levels since the Depression, and imply a default rate nearly four times investment grade defaults experienced during that period. While the breadth and depth of the global slowdown is unknown, and the recovery—for both the credit markets and the economy—will take time, worst-case scenarios, coupled with significant liquidity premiums, are priced into today’s valuations. As risk aversion begins to abate and valuations align with fundamentals, the Team believes investment-grade corporates and CMBS should outperform.

2

INTERMEDIATE BOND PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Barclays Capital US Aggregate Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Capital US Aggregate Index covers the US investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

A percentage of the Portfolio’s assets will be invested in foreign fixed-income securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Price fluctuation in the Portfolio’s securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater negative effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value for the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio may invest in mortgage-backed securities which involve risks described in the prospectus. While the Portfolio invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These types of transactions include the purchase and sale of futures contracts or options on futures contracts. Also, at the discretion of the Investment Manager, the Portfolio can invest up to 15% of its net assets in illiquid securities or make loans of portfolio securities of up to 30% of its total assets. In addition, the Portfolio may also enter into repurchase agreements. These financial instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

3

INTERMEDIATE BOND PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2008	1 Year	5 Years	10 Years
AllianceBernstein Intermediate Bond Portfolio Class A*	-6.38%	1.54%	3.52%
AllianceBernstein Intermediate Bond Portfolio Class B*	-6.59%	1.29%	3.73%	**
Barclays Capital US Aggregate Index†	5.24%	4.65%	5.63%
* Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended December 31, 2008, by 0.09%.
**Since inception of the Portfolio’s Class B shares on 6/2/99. † Formerly Lehman Brothers.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.63% and 0.88% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN INTERMEDIATE BOND PORTFOLIO CLASS A GROWTH OF A $10,000 INVESTMENT

12/31/98 – 12/31/08

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate Bond Portfolio Class A shares (from 12/31/98 to 12/31/08) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

4

INTERMEDIATE BOND PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Intermediate Bond Portfolio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$944.24	$3.03	0.62%
Hypothetical (5% return before expenses)	$1,000	$1,022.02	$3.15	0.62%

Class B
Actual	$1,000	$942.88	$4.25	0.87%
Hypothetical (5% return before expenses)	$1,000	$1,020.76	$4.42	0.87%

*	Expenses are equal to each class’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

5

INTERMEDIATE BOND PORTFOLIO
SECURITY TYPE BREAKDOWN
December 31, 2008	AllianceBernstein Variable Products Series Fund

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Corporates-Investment Grades	$46,662,572	30.4%
Mortgage Pass-Thru’s	41,966,430	27.3
Commercial Mortgage-Backed Securities	22,352,396	14.6
Governments-Treasuries	9,167,622	6.0
Governments-Sovereign Bonds	8,410,981	5.5
Corporates-Non-Investment Grades	7,115,779	4.6
Governments-Sovereign Agencies	6,850,810	4.5
Inflation-Linked Securities	3,885,172	2.5
Agencies	2,029,368	1.3
Quasi-Sovereigns	1,774,127	1.2
CMOs	1,445,303	0.9
Asset-Backed Securities	1,385,902	0.9
Emerging Markets—Corporate Bonds	179,080	0.1
Other*	342,787	0.2

Total Investments	$153,568,329	100.0%

*	“Other” represents less than 0.1% weightings in the following security types: Emerging Markets-Sovereigns, Non-Convertible—Preferred Stocks, Preferred Stocks and Supranationals.

6

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2008	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

CORPORATES–INVESTMENT GRADES–27.4%
INDUSTRIAL–13.3%
BASIC–2.1%
Alcoa, Inc.
6.50%, 6/01/11(a)	US$	80	$76,350
6.75%, 7/15/18(a)		145	118,629
ArcelorMittal
6.125%, 6/01/18(a)		555	380,041
6.50%, 4/15/14(a)		165	117,319
BHP Billiton Finance USA Ltd.
7.25%, 3/01/16(a)		407	411,828
The Dow Chemical Co.
5.97%, 1/15/09(a)		200	200,077
7.375%, 11/01/29(a)		20	18,835
Freeport-McMoRan Copper & Gold, Inc.
8.25%, 4/01/15(a)		235	199,750
International Paper Co.
5.30%, 4/01/15(a)		190	132,082
7.40%, 6/15/14(a)		520	426,249
7.95%, 6/15/18(a)		310	245,012
Lubrizol Corp.
4.625%, 10/01/09(a)		120	117,869
Packaging Corp. of America
5.75%, 8/01/13(a)		155	137,192
PPG Industries, Inc.
5.75%, 3/15/13(a)		455	449,966
Southern Copper Corp.
7.50%, 7/27/35(a)		295	220,719
United States Steel Corp.
5.65%, 6/01/13(a)		495	370,241

			3,622,159

CAPITAL GOODS–1.4%
Allied Waste North America, Inc.
6.375%, 4/15/11(a)		174	165,300
Caterpillar Financial Services
4.50%, 6/15/09(a)		115	114,666
Fisher Scientific International, Inc.
6.125%, 7/01/15(a)		230	202,687
Hutchison Whampoa International Ltd.
7.45%, 11/24/33(a)(b)		185	165,227
Illinois Tool Works, Inc.
5.75%, 3/01/09(a)		87	87,528
John Deere Capital Corp.
4.875%, 3/16/09(a)		225	225,731
6.00%, 2/15/09(a)		220	220,786
Masco Corp.
6.125%, 10/03/16(a)		635	435,833
Mohawk Industries, Inc.
6.125%, 1/15/16(a)		550	416,632
Textron Financial Corp.
5.125%, 11/01/10(a)		100	89,704
Tyco International Finance SA
6.00%, 11/15/13(a)		155	145,439
Waste Management, Inc.
6.875%, 5/15/09(a)		205	204,048

			2,473,581

	Principal Amount (000)		U.S. $ Value

COMMUNICATIONS–MEDIA–1.5%
British Sky Broadcasting Group PLC
6.875%, 2/23/09(a)	US$	100	$100,459
BSKYB Finance UK PLC
5.625%, 10/15/15(a)(b)		170	143,093
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22(a)		280	313,700
Comcast Cable Communications, Inc.
6.875%, 6/15/09(a)		250	251,171
Comcast Corp.
5.30%, 1/15/14(a)		325	303,917
News America Holdings, Inc.
6.55%, 3/15/33(a)		210	188,279
9.25%, 2/01/13(a)		160	172,278
RR Donnelley & Sons Co.
4.95%, 4/01/14(a)		65	49,270
5.50%, 5/15/15(a)		185	138,304
TCI Communications, Inc.
7.875%, 2/15/26(a)		210	217,907
Time Warner Entertainment Co.
8.375%, 3/15/23(a)		550	553,885
WPP Finance Corp.
5.875%, 6/15/14(a)		120	126,114

			2,558,377

COMMUNICATIONS– TELECOMMUNICATIONS–2.7%
AT&T Corp.
8.00%, 11/15/31(a)		20	25,123
British Telecommunications PLC
8.625%, 12/15/10(a)		310	318,897
Embarq Corp.
6.738%, 6/01/13(a)		420	354,900
7.082%, 6/01/16(a)		855	658,350
New Cingular Wireless Services, Inc.
8.75%, 3/01/31(a)		250	312,521
Pacific Bell Telephone Co.
6.625%, 10/15/34(a)		535	429,569
Qwest Corp.
7.50%, 10/01/14(a)		400	332,000
8.875%, 3/15/12(a)		520	481,000
Telecom Italia Capital SA
4.00%, 1/15/10(a)		380	349,600
6.375%, 11/15/33(a)		40	28,000
U.S. Cellular Corp.
6.70%, 12/15/33(a)		575	414,402
Verizon Communications, Inc.
4.90%, 9/15/15(a)		240	225,604
5.25%, 4/15/13(a)		290	291,109
Verizon New Jersey, Inc.
Series A 5.875%, 1/17/12(a)		179	176,217
Vodafone Group PLC
5.50%, 6/15/11(a)		200	199,330

			4,596,622

7

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

CONSUMER CYCLICAL–AUTOMOTIVE–0.1%
Daimler Finance North America LLC
4.875%, 6/15/10(a)	US$	110	$99,755

CONSUMER CYCLICAL–OTHER–0.8%
Marriott International, Inc.
Series J 5.625%, 2/15/13(a)		502	381,520
Starwood Hotels & Resorts Worldwide, Inc.
6.25%, 2/15/13(a)		550	379,500
7.375%, 11/15/15(a)		379	227,400
7.875%, 5/01/12(a)		362	269,690
Toll Brothers Finance Corp.
5.15%, 5/15/15(a)		40	28,738
6.875%, 11/15/12(a)		95	79,550

			1,366,398

CONSUMER CYCLICAL– RETAILERS–0.1%
Wal-Mart Stores, Inc.
4.25%, 4/15/13(a)		225	231,588

CONSUMER NON-CYCLICAL – 2.1%
Abbott Laboratories
3.50%, 2/17/09(a)		109	109,200
5.375%, 5/15/09(a)		215	217,073
Bunge Ltd. Finance Corp.
5.10%, 7/15/15(a)		206	149,850
5.875%, 5/15/13(a)		350	237,645
Cadbury Schweppes US Finance LLC
5.125%, 10/01/13(a)(b)		350	328,579
ConAgra Foods, Inc.
7.875%, 9/15/10(a)		102	105,544
Fisher Scientific International, Inc.
6.75%, 8/15/14(a)		171	161,595
Fortune Brands, Inc.
4.875%, 12/01/13(a)		374	329,405
5.125%, 1/15/11(a)		115	110,458
Kraft Foods, Inc.
4.125%, 11/12/09(a)		415	415,635
5.25%, 10/01/13(a)		220	214,587
The Kroger Co.
6.80%, 12/15/18(a)		229	236,669
Pfizer, Inc.
Series INTL 1.80%, 2/22/16(a)	JPY	20,000	220,046
Reynolds American, Inc.
7.25%, 6/01/13(a)	US$	105	94,249
7.625%, 6/01/16(a)		395	328,961
Ventas Realty LP/Ventas Capital Corp.
6.75%, 4/01/17(a)		84	63,840
Wyeth
5.50%, 2/01/14(a)		251	254,963

			3,578,299

	Principal Amount (000)		U.S. $ Value

ENERGY–1.4%
Amerada Hess Corp.
7.875%, 10/01/29(a)	US$	165	$158,397
Canadian Natural Resources Ltd.
5.15%, 2/01/13(a)		60	55,610
Conoco, Inc.
6.95%, 4/15/29(a)		155	166,796
ConocoPhillips
6.375%, 3/30/09(a)		95	95,490
Gaz Capital SA
6.212%, 11/22/16(a)(b)		460	298,878
6.51%, 3/07/22(a)(b)		857	507,313
Statoilhydro Asa
6.36%, 1/15/09(a)		66	66,052
TNK-BP Finance SA
7.50%, 7/18/16(a)(b)		100	52,000
Valero Energy Corp.
6.875%, 4/15/12(a)		515	517,899
Vastar Resources, Inc.
6.50%, 4/01/09(a)		215	216,441
Weatherford International Ltd.
5.15%, 3/15/13(a)		195	171,711
6.00%, 3/15/18(a)		35	29,392

			2,335,979

OTHER INDUSTRIAL–0.1%
Usiminas Commercial Ltd.
7.25%, 1/18/18(a)(b)		124	109,120

TECHNOLOGY–0.9%
Computer Sciences Corp.
5.50%, 3/15/13(a)(b)		280	250,853
Electronic Data Systems Corp.
Series B 6.00%, 8/01/13(a)		566	586,506
International Business Machines Corp.
5.375%, 2/01/09(a)		98	98,232
Series MTN 4.375%, 6/01/09(a)		90	90,322
Motorola, Inc.
6.50%, 9/01/25(a)		125	61,868
7.50%, 5/15/25(a)		25	13,697
7.625%, 11/15/10(a)		22	19,498
Oracle Corp.
4.95%, 4/15/13(a)		239	246,405
Xerox Corp.
7.625%, 6/15/13(a)		40	33,384
9.75%, 1/15/09(a)		146	145,853

			1,546,618

TRANSPORTATION– RAILROADS–0.1%
Canadian Pacific Railway Co.
6.50%, 5/15/18(a)		120	105,833
Norfolk Southern Corp.
6.20%, 4/15/09(a)		110	110,140

			215,973

			22,734,469

8

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

FINANCIAL INSTITUTIONS–11.5%
BANKING–7.2%
ANZ National International Ltd.
6.20%, 7/19/13(a)(b)	US$	240	$230,767
Bank of America Corp.
3.375%, 2/17/09(a)		20	19,944
4.875%, 1/15/13(a)		660	650,160
5.375%, 9/11/12(a)		375	377,070
5.875%, 2/15/09(a)		220	220,385
BankAmerica Capital II
Series 2 8.00%, 12/15/26(a)		98	80,098
Barclays Bank PLC
5.75%, 9/14/26(a)	GBP	75	91,826
8.55%, 6/15/11(a)(b)(c)	US$	365	179,184
The Bear Stearns Co., Inc.
5.55%, 1/22/17(a)		394	375,082
5.70%, 11/15/14(a)		450	439,337
7.625%, 12/07/09(a)		215	219,302
Capital One Bank
5.00%, 6/15/09(a)		100	98,535
6.50%, 6/13/13(a)		140	124,755
Capital One Financial Corp.
4.80%, 2/21/12(a)		470	420,545
5.50%, 6/01/15(a)		42	36,647
6.75%, 9/15/17(a)		45	43,586
Citigroup, Inc.
3.625%, 2/09/09(a)		230	229,267
4.625%, 8/03/10(a)		107	105,235
5.50%, 4/11/13(a)		350	340,789
6.20%, 3/15/09(a)		180	179,231
6.50%, 8/19/13(a)		355	358,226
Compass Bank
5.50%, 4/01/20(a)		250	153,560
Countrywide Financial Corp.
Series MTN 5.80%, 6/07/12(a)		229	223,196
Countrywide Home Loans, Inc.
Series MTNL 4.00%, 3/22/11(a)		4	3,808
Credit Suisse USA, Inc.
3.875%, 1/15/09(a)		195	194,977
Deutsche Bank Financial, Inc.
7.50%, 4/25/09(a)		215	215,526
The Goldman Sachs Group, Inc.
3.875%, 1/15/09(a)		230	229,907
4.75%, 7/15/13(a)		315	283,075
7.35%, 10/01/09(a)		95	96,102
Huntington National Bank
4.375%, 1/15/10(a)		250	239,160
JP Morgan Chase & Co.
4.75%, 5/01/13(a)		615	606,863
6.00%, 1/15/09(a)		150	150,054
6.75%, 2/01/11(a)		285	292,174
Marshall & Ilsley Bank
Series BKNT 5.00%, 1/17/17(a)		175	124,484

	Principal Amount (000)		U.S. $ Value

Marshall & Ilsley Corp.
4.375%, 8/01/09(a)	US$	175	$171,856
5.626%, 8/17/09(a)		105	98,781
Merrill Lynch & Co., Inc.
6.00%, 2/17/09(a)		175	175,051
6.05%, 5/16/16(a)		535	500,478
Series MTNC 4.125%, 1/15/09(a)		66	65,972
Morgan Stanley
6.60%, 4/01/12(a)		320	309,373
Series F 5.625%, 1/09/12(a)		480	455,187
MUFG Capital Finance 1 Ltd.
6.346%, 7/25/16(a)(c)		105	73,156
National City Bank of Cleveland Ohio
Series BKNT 6.25%, 3/15/11(a)		250	240,129
National Westminster Bank
6.50%, 9/07/21(a)	GBP	50	66,519
RBS Capital Trust III
5.512%, 9/30/14(a)(c)	US$	335	133,919
Regions Financial Corp.
6.375%, 5/15/12(a)		215	189,004
Resona Preferred Global Securities
7.191%, 7/30/15(a)(b)(c)		135	64,272
Royal Bank of Scotland Group PLC
7.648%, 9/30/31(a)(c)		115	55,597
Standard Chartered PLC
6.409%, 1/30/17(a)(b)(c)		100	36,837
UBS Preferred Funding Trust I
8.622%, 10/01/10(a)(d)		180	108,746
UFJ Finance Aruba AEC
6.75%, 7/15/13(a)		240	234,576
Union Bank of California
Series BKNT 5.95%, 5/11/16(a)		660	529,718
Union Planters Corp.
7.75%, 3/01/11(a)		143	136,944
U.S. Bancorp
5.30%, 4/28/09(a)		220	220,685
Wachovia Corp.
3.625%, 2/17/09(a)		225	224,077
Series MTN 5.50%, 5/01/13(a)		505	499,365
Zions Banc Corp.
5.50%, 11/16/15(a)		105	74,257

			12,297,356

FINANCE–2.7%
American Express Centurion
4.375%, 7/30/09(a)		250	246,112
American Express Co.
4.75%, 6/17/09(a)		98	97,495
American General Finance Corp.
Series MTNI 4.625%, 5/15/09(a)		225	192,977

9

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

CIT Group, Inc.
5.00%, 2/01/15(a)	US$	240	$168,960
5.85%, 9/15/16(a)		360	253,487
7.625%, 11/30/12(a)		435	367,214
Series MTN 5.125%, 9/30/14(a)		195	139,179
General Electric Capital Corp.
4.80%, 5/01/13(a)		435	427,993
Series MTNA 4.375%, 11/21/11(a)		155	151,395
HSBC Finance Corp.
7.00%, 5/15/12(a)		280	280,425
International Lease Finance Corp.
3.50%, 4/01/09(a)		350	332,327
6.375%, 3/15/09(a)		220	211,215
Series R 5.65%, 6/01/14(a)		65	42,461
SLM Corp.
Series A 5.45%, 4/25/11(a)		235	185,501
Series MTN 5.125%, 8/27/12(a)		145	108,512
Series MTNA 4.50%, 7/26/10(a)		90	78,108
5.375%, 1/15/13–5/15/14(a)		1,220	857,714
5.40%, 10/25/11(a)		405	306,356
VTB Capital SA
6.609%, 10/31/12(a)(b)		135	97,875

			4,545,306

INSURANCE–1.2%
The Allstate Corp.
6.125%, 5/15/37(a)(c)		530	307,826
Allstate Life Global Funding Trust
Series 04-1 4.50%, 5/29/09(a)		97	96,916
Genworth Financial, Inc.
1.60%, 6/20/11(a)	JPY	15,000	72,737
4.75%, 6/15/09(a)	US$	83	81,545
5.231%, 5/16/09(a)		225	220,393
Series MTN 6.515%, 5/22/18(a)		520	180,313
Humana, Inc.
6.30%, 8/01/18(a)		215	161,066
Liberty Mutual Group, Inc.
5.75%, 3/15/14(a)(b)		145	93,734
Prudential Financial, Inc.
Series MTN 5.15%, 1/15/13(a)		325	263,982
UnitedHealth Group, Inc.
4.125%, 8/15/09(a)		82	80,724
5.25%, 3/15/11(a)		95	89,325
WellPoint, Inc.
4.25%, 12/15/09(a)		72	69,240
XL Capital Ltd.
5.25%, 9/15/14(a)		300	166,603
6.25%, 5/15/27(a)		200	94,803

			1,979,207

	Principal Amount (000)		U.S. $ Value

OTHER FINANCE–0.0%
Aiful Corp.
6.00%, 12/12/11(a)(b)	US$	125	$50,630

REITs–0.4%
HCP, Inc.
Series MTN 5.95%, 9/15/11(a)		225	186,471
Simon Property Group LP
5.00%, 3/01/12(a)		220	173,820
5.625%, 8/15/14(a)		420	280,131

			640,422

			19,512,921

UTILITY–2.6%
ELECTRIC–1.8%
Carolina Power & Light Co.
6.50%, 7/15/12(a)		480	472,647
Exelon Corp.
6.75%, 5/01/11(a)		95	92,717
FirstEnergy Corp.
Series B 6.45%, 11/15/11(a)		405	382,829
Series C 7.375%, 11/15/31(a)		420	397,327
MidAmerican Energy Holdings Co.
5.875%, 10/01/12(a)		240	239,403
Nisource Finance Corp.
6.80%, 1/15/19(a)		550	345,814
7.875%, 11/15/10(a)		110	100,660
Pacific Gas & Electric Co.
4.80%, 3/01/14(a)		215	211,142
6.05%, 3/01/34(a)		125	132,757
Progress Energy, Inc.
7.10%, 3/01/11(a)		73	72,352
Public Service Company of Colorado
Series 10 7.875%, 10/01/12(a)		210	220,849
SPI Electricity & Gas Australia Holdings Pty Ltd.
6.15%, 11/15/13(a)(b)		235	235,495
Wisconsin Energy Corp.
6.25%, 5/15/67(a)(c)		204	100,980

			3,004,972

NATURAL GAS–0.6%
Duke Energy Field Services Corp.
7.875%, 8/16/10(a)		70	68,818
Energy Transfer Partners LP
6.70%, 7/01/18(a)		440	370,873
7.50%, 7/01/38(a)		505	394,307
Enterprise Products Operating LLC
Series B 5.60%, 10/15/14(a)		95	80,602
TransCanada Pipelines Ltd.
6.35%, 5/15/67(a)(c)		235	105,043
Williams Cos, Inc.
7.875%, 9/01/21(a)		105	80,325

			1,099,968

10

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

OTHER UTILITY–0.2%
Veolia Environnement
6.00%, 6/01/18(a)	US$	350	$310,242

			4,415,182

Total Corporates–Investment Grades (cost $53,581,812)			46,662,572

MORTGAGE PASS-THRU’S–24.7%
AGENCY FIXED RATE 30-YEAR–24.2%
Federal Gold Loan Mortgage Corp.
Series 2005 4.50%, 8/01/35–10/01/35(a)		4,439	4,505,645
5.50%, 1/01/35(a)		7,839	8,038,616
Series 2007 5.50%, 7/01/35(a)		308	316,159
7.00%, 2/01/37(a)		799	833,269
Series 2008 5.50%, 4/01/38(a)		4,211	4,315,261
Federal National Mortgage Association
Series 2002 7.00%, 3/01/32(a)		36	38,342
Series 2003 5.00%, 11/01/33(a)		310	317,610
5.50%, 4/01/33–7/01/33(a)		1,270	1,305,137
Series 2004 5.50%, 4/01/34–11/01/34(a)		1,049	1,077,412
6.00%, 9/01/34(a)		593	612,177
Series 2005 4.50%, 8/01/35(a)		939	953,456
5.00%, 10/01/35(a)		2,436	2,490,494
5.50%, 2/01/35(a)		1,257	1,292,002
Series 2006 5.00%, 2/01/36(a)		2,194	2,243,138
5.50%, 4/01/36(a)		2,187	2,244,736
6.50%, 9/01/36–11/01/36(a)		3,119	3,243,206
Series 2007 4.50%, 9/01/35–8/01/37(a)		1,115	1,133,003
5.00%, 7/01/36(a)		340	347,672
5.50%, 11/01/36(a)		1,104	1,132,727
6.50%, 9/01/37(a)		816	848,817
Series 2008 5.50%, 3/01/37(a)		2,592	2,659,928
Government National Mortgage Association
Series 1994 9.00%, 9/15/24(a)		6	6,090
Series 2006 6.00%, 7/15/36(a)		1,108	1,145,418

			41,100,315

AGENCY ARMs–0.5%
Federal Home Loan Mortgage Corp.
Series 2007 6.081%, 1/01/37(a)(d)		224	229,214

	Principal Amount (000)		U.S. $ Value

Federal National Mortgage Association
Series 2006 5.842%, 11/01/36(a)(d)	US$	621	$636,901

			866,115

Total Mortgage Pass-Thru’s (cost $40,715,712)			41,966,430

COMMERCIAL MORTGAGE-BACKED SECURITIES–13.2%
NON-AGENCY FIXED RATE CMBS–13.2%
Banc of America Commercial Mortgage, Inc.
Series 2001-PB1, Class A2 5.787%, 5/11/35(a)		314	301,617
Series 2004-4, Class A3 4.128%, 7/10/42(a)		410	402,309
Series 2004-6, Class A2 4.161%, 12/10/42(a)		511	494,815
Series 2005-6, Class A4 5.18%, 9/10/47(a)		470	385,204
Series 2006-5, Class A4 5.414%, 9/10/47(a)		455	359,671
Bear Stearns Commercial Mortgage Securities, Inc.
Series 2005-PWR7, Class A3 5.116%, 2/11/41(a)		505	406,250
Series 2005-T18, Class A4 4.933%, 2/13/42(a)		530	455,291
Commercial Mortgage Pass Through Certificates
Series 2007-C9, Class A4 5.816%, 12/10/49(a)		1,085	822,717
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-CK2, Class A2 3.861%, 3/15/36(a)		32	31,413
Credit Suisse Mortgage Capital Certificates
Series 2006-C3, Class A3 5.826%, 6/15/38(a)		1,095	885,140
Series 2006-C5, Class A3 5.311%, 12/15/39(a)		225	174,583
GE Capital Commercial Mortgage Corp.
Series 2005-C3, Class A3FX 4.863%, 7/10/45(a)		455	417,830
Greenwich Capital Commercial Funding Corp.
Series 2003-C1, Class A4 4.111%, 7/05/35(a)		450	390,974
Series 2005-GG3, Class A2 4.305%, 8/10/42(a)		530	501,378
Series 2007-GG9, Class A2 5.381%, 3/10/39(a)		1,090	859,202
Series 2007-GG9, Class A4 5.444%, 3/10/39(a)		1,115	848,662
Series 2007-GG11, Class A4 5.736%, 12/10/49(a)		420	313,566

11

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

GS Mortgage Securities Corp. II
Series 2004-GG2, Class A6 5.396%, 8/10/38(a)	US$	300	$246,514
Series 2006-GG8, Class A2 5.479%, 11/10/39(a)		1,070	889,853
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2004-C1, Class A2 4.302%, 1/15/38(a)		95	87,435
Series 2005-LDP1, Class A4 5.038%, 3/15/46(a)		550	443,940
Series 2005-LDP3, Class A2 4.851%, 8/15/42(a)		405	368,632
Series 2005-LDP4, Class A2 4.79%, 10/15/42(a)		429	391,471
Series 2005-LDP5, Class A2 5.198%, 12/15/44(a)		360	322,427
Series 2006-CB14, Class A4 5.481%, 12/12/44(a)		545	438,164
Series 2006-CB15, Class A4 5.814%, 6/12/43(a)		1,035	796,311
Series 2006-CB17, Class A4 5.429%, 12/12/43(a)		420	318,786
Series 2007-C1, Class A4 5.716%, 2/15/51(a)		1,115	778,784
Series 2007-LD11, Class A4 5.819%, 6/15/49(a)		1,105	780,379
Series 2007-LDPX, Class A3 5.42%, 1/15/49(a)		1,110	784,734
LB-UBS Commercial Mortgage Trust
Series 2003-C3, Class A4 4.166%, 5/15/32(a)		430	368,385
Series 2004-C4, Class A4 5.226%, 6/15/29(a)		830	700,879
Series 2004-C8, Class A2 4.201%, 12/15/29(a)		419	407,776
Series 2005-C1, Class A4 4.742%, 2/15/30(a)		365	299,580
Series 2005-C7, Class A4 5.197%, 11/15/30(a)		340	280,708
Series 2006-C1, Class A4 5.156%, 2/15/31(a)		1,240	984,441
Series 2006-C6, Class A4 5.372%, 9/15/39(a)		475	372,640
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2007-9, Class A4 5.70%, 9/12/49(a)		1,105	765,734
Morgan Stanley Capital
Series 2005-T17, Class A5 4.78%, 12/13/41(a)		655	540,228

	Principal Amount (000)		U.S. $ Value

Wachovia Bank Commercial Mortgage Trust
Series 2006-C27, Class A3 5.765%, 7/15/45(a)	US$	1,080	$862,609
Series 2007-C31, Class A4 5.509%, 4/15/47(a)		1,100	791,703
Series 2007-C32, Class A2 5.736%, 6/15/49(a)		1,060	829,018
Series 2007-C32, Class A3 5.741%, 6/15/49(a)		615	450,643

Total Commercial Mortgage-Backed Securities (cost $27,011,270)			22,352,396

GOVERNMENTS–TREASURIES–5.4%
UNITED KINGDOM–1.7%
United Kingdom Gilt
4.25%, 3/07/11(a)	GBP	503	760,611
5.00%, 3/07/12(a)		1,385	2,157,042

			2,917,653

UNITED STATES–3.7%
U.S. Treasury Strips
Zero Coupon, 11/15/21(a)	US$	9,640	6,249,969

Total Governments-Treasuries (cost $8,037,045)			9,167,622

GOVERNMENTS–SOVEREIGN BONDS–4.9%
BRAZIL–2.4%
Republic of Brazil
6.00%, 1/17/17(a)		611	630,858
8.25%, 1/20/34(a)		1,600	1,956,000
8.75%, 2/04/25(a)		126	154,980
8.875%, 10/14/19–4/15/24(a)		946	1,159,400
11.00%, 8/17/40(a)		141	184,005

			4,085,243

MALAYSIA–0.3%
Malaysia
7.50%, 7/15/11(a)		303	324,793
8.75%, 6/01/09(a)		180	183,722

			508,515

MEXICO–1.0%
United Mexican States
11.375%, 9/15/16(a)		272	369,920
Series A 8.00%, 9/24/22(a)		1,158	1,357,755

			1,727,675

PERU–0.5%
Republic of Peru
8.375%, 5/03/16(a)		255	274,762
9.875%, 2/06/15(a)		555	638,250

			913,012

12

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

RUSSIA–0.6%
Russian Federation
7.50%, 3/31/30(a)(b)	US$	862	$752,156
11.00%, 7/24/18(a)(b)		240	284,155

			1,036,311

SOUTH AFRICA–0.1%
Republic of South Africa
7.375%, 4/25/12(a)		142	140,225

Total Governments–Sovereign Bonds (cost $7,983,933)			8,410,981

CORPORATES–NON-INVESTMENT GRADES–4.2%
INDUSTRIAL–3.1%
BASIC–0.3%
Ineos Group Holdings PLC
8.50%, 2/15/16(a)(b)		179	16,110
Novelis, Inc.
7.25%, 2/15/15(a)		170	98,600
Peabody Energy Corp.
Series B 6.875%, 3/15/13(a)		190	180,025
Steel Capital SA for OAO Severstal
9.25%, 4/19/14(a)(b)		228	114,000
9.75%, 7/29/13(a)(b)		200	106,000
Westvaco Corp.
8.20%, 1/15/30(a)		50	38,054

			552,789

CAPITAL GOODS–0.7%
Bombardier, Inc.
6.30%, 5/01/14(a)(b)		270	222,075
8.00%, 11/15/14(a)(b)		225	198,000
Case Corp.
7.25%, 1/15/16(a)		170	118,150
Case New Holland, Inc.
7.125%, 3/01/14(a)		175	124,250
Crown Americas
7.625%, 11/15/13(a)		155	153,450
Owens Brockway Glass Container, Inc.
6.75%, 12/01/14(a)		205	188,600
United Rentals North America, Inc.
7.75%, 11/15/13(a)		220	143,000

			1,147,525

COMMUNICATIONS–MEDIA–0.3%
CCH I Holdings LLC
11.75%, 5/15/14(a)		420	21,525
Clear Channel Communications, Inc.
5.50%, 9/15/14(a)		238	28,560
DirecTV Holdings LLC
6.375%, 6/15/15(a)		216	199,260
Idearc, Inc.
8.00%, 11/15/16(a)		330	24,750

	Principal Amount (000)		U.S. $ Value

Quebecor Media, Inc.
7.75%, 3/15/16(a)	US$	230	$155,250
RH Donnelley Corp.
Series A-4 8.875%, 10/15/17(a)		545	81,750
WDAC Subsidiary Corp.
8.375%, 12/01/14(a)(b)		70	22,400

			533,495

COMMUNICATIONS- TELECOMMUNICATIONS–0.8%
Alltel Corp.
7.875%, 7/01/32(a)		170	165,750
Digicel Ltd.
9.25%, 9/01/12(a)(b)		161	136,850
Frontier Communications Corp.
6.25%, 1/15/13(a)		210	178,500
Inmarsat Finance PLC
10.375%, 11/15/12(a)(e)		155	137,369
Mobile Telesystems Finance SA
8.00%, 1/28/12(a)(b)		231	184,800
Nextel Communications, Inc.
Series D 7.375%, 8/01/15(a)		140	58,800
Sprint Capital Corp.
6.875%, 11/15/28(a)		235	139,825
8.375%, 3/15/12(a)		365	292,000
8.75%, 3/15/32(a)		75	50,625

			1,344,519

CONSUMER CYCLICAL-AUTOMOTIVE–0.4%
Affinia Group, Inc.
9.00%, 11/30/14(a)		85	42,500
Ford Motor Co.
7.45%, 7/16/31(a)		364	101,920
Ford Motor Credit Co.
7.00%, 10/01/13(a)		204	140,949
7.569%, 1/13/12(a)(d)		240	156,000
General Motors Corp.
8.25%, 7/15/23(a)		350	57,750
8.375%, 7/15/33(a)		320	56,000
Lear Corp.
Series B 8.75%, 12/01/16(a)		195	56,550
Visteon Corp.
7.00%, 3/10/14(a)		165	24,750

			636,419

CONSUMER CYCLICAL-OTHER–0.3%
Broder Brothers Co.
Series B 11.25%, 10/15/10(a)		77	20,020
Greektown Holdings LLC
10.75%, 12/01/13(b)(f)		90	21,150
Harrah’s Operating Co., Inc.
6.50%, 6/01/16(a)		237	36,735
10.75%, 2/01/16(a)(b)		160	45,600

13

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Host Hotels & Resorts LP
Series Q 6.75%, 6/01/16(a)	US$	250	$182,500
Universal City Florida Holding Co.
8.375%, 5/01/10(a)		60	27,300
Wynn Las Vegas Capital Corp.
6.625%, 12/01/14(a)		260	196,300

			529,605

CONSUMER CYCLICAL-RETAILERS–0.0%
Limited Brands, Inc.
6.90%, 7/15/17(a)		45	27,306
Rite Aid Corp.
6.875%, 8/15/13(a)		135	38,475

			65,781

CONSUMER NON-CYCLICAL–0.1%
Elan Finance PLC/Elan Finance Corp.
7.75%, 11/15/11(a)		225	132,750

SERVICES–0.0%
Travelport LLC
9.875%, 9/01/14(a)		35	13,125

TECHNOLOGY–0.2%
Avago Technologies Finance
10.125%, 12/01/13(a)		110	83,738
CA, Inc.
4.75%, 12/01/09(a)		110	105,600
Flextronics International Ltd.
6.50%, 5/15/13(a)		175	138,250

			327,588

TRANSPORTATION-AIRLINES–0.0%
Continental Airlines, Inc.
Series RJO3 7.875%, 7/02/18(a)		39	21,876

			5,305,472

UTILITY–1.0%
ELECTRIC–0.9%
The AES Corp.
7.75%, 3/01/14(a)		250	220,000
Dynegy Holdings, Inc.
8.375%, 5/01/16(a)		205	145,550
Dynegy Roseton/Danskammer Pass Through Trust
Series B 7.67%, 11/08/16(a)		195	138,572
Edison Mission Energy
7.00%, 5/15/17(a)		255	221,850
7.50%, 6/15/13(a)		150	137,250
Mirant Americas Generation LLC
8.50%, 10/01/21(a)		175	133,000
NRG Energy, Inc.
7.375%, 2/01/16-1/15/17(a)		440	406,700
Reliant Energy, Inc.
7.875%, 6/15/17(a)		155	125,550

			1,528,472

	Principal Amount (000)		U.S. $ Value

NATURAL GAS–0.1%
Enterprise Products Operating LLC
8.375%, 8/01/66(a)(c)	US$	305	$167,750

			1,696,222

FINANCIAL INSTITUTIONS–0.1%
BROKERAGE–0.0%
Lehman Brothers Holdings, Inc.
6.20%, 9/26/14(f)		75	7,125
Series MTN 7.875%, 11/01/09(f)		43	4,085

			11,210

INSURANCE–0.1%
Crum & Forster Holdings Corp.
7.75%, 5/01/17(a)		95	66,975
Liberty Mutual Group, Inc.
7.80%, 3/15/37(a)(b)		80	35,900

			102,875

			114,085

Total Corporates–Non-Investment Grades (cost $12,018,197)			7,115,779

GOVERNMENTS-SOVEREIGN AGENCIES–4.0%
CANADA–1.2%
Canada Housing Trust No 1
4.55%, 12/15/12(a)(b)	CAD	2,400	2,119,407

GERMANY–1.6%
Landwirtschaftliche Rentenbank
1.375%, 4/25/13(a)	JPY	229,000	2,572,409
5.125%, 2/01/17(a)	US$	70	79,515

			2,651,924

UNITED KINGDOM–1.2%
Lloyds TSB Bank PLC
4.00%, 11/17/11(a)	GBP	162	241,956
4.125%, 11/14/11(a)		326	487,656
4.625%, 11/04/11(a)		890	1,349,867

			2,079,479

Total Governments–Sovereign Agencies (cost $6,722,781)			6,850,810

INFLATION-LINKED SECURITIES–2.3%
CANADA–0.0%
Government of Canada
3.00%, 12/01/36(a)	CAD	68	65,285

UNITED STATES–2.3%
U.S. Treasury Notes
2.375%, 4/15/11(TIPS)(a)	US$	1,910	1,865,472
3.00%, 7/15/12(TIPS)(a)		1,994	1,954,415

			3,819,887

Total Inflation-Linked Securities (cost $4,130,702)			3,885,172

14

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

AGENCIES–1.2%
AGENCY DEBENTURES–1.2%
Federal Home Loan Mortgage Corp.
4.75%, 1/19/16(a) (cost $1,786,090)	US$	1,810	$2,029,368

QUASI-SOVEREIGNS–1.0%
QUASI-SOVEREIGN BONDS–1.0%
MALAYSIA–0.3%
Petronas Capital Ltd.
7.00%, 5/22/12(a)(b)		426	441,362

MEXICO–0.0%
Pemex Project Funding Master Trust
5.75%, 3/01/18(a)(b)		90	79,425

RUSSIA–0.7%
RSHB Capital SA for OJSC Russian Agricultural Bank
6.299%, 5/15/17(a)(b)		377	214,890
7.75%, 5/29/18(a)(b)		1,610	1,038,450

			1,253,340

Total Quasi-Sovereigns (cost $2,516,915)			1,774,127

CMOs–0.9%
NON-AGENCY ARMS–0.6%
Bear Stearns Alt-A Trust
Series 2006-3, Class 22A1 6.064%, 5/25/36(a)(c)		153	69,409
Series 2007-1, Class 21A1 5.697%, 1/25/47(a)(c)		238	110,645
Citigroup Mortgage Loan Trust, Inc.
Series 2005-2, Class 1A4 5.117%, 5/25/35(a)(c)		428	279,764
Series 2006-AR1, Class 3A1 5.50%, 3/25/36(a)(d)		488	272,413
Indymac Index Mortgage Loan Trust
Series 2006-AR7, Class 4A1 6.143%, 5/25/36(a)(c)		215	99,513
Residential Funding Mortgage Securities, I Inc.
Series 2005-SA3, Class 3A 5.239%, 8/25/35(a)(c)		274	162,418

			994,162

NON-AGENCY FLOATING RATE–0.3%
Countrywide Alternative Loan Trust
Series 2005-62, Class 2A1 3.256%, 12/25/35(a)(d)		142	62,292
Series 2007-OA3, Class M1 0.781%, 4/25/47(a)(d)		145	3,945
JP Morgan Alternative Loan Trust
Series 2006-A3, Class 2A1 6.067%, 7/25/36(a)(d)		430	196,406

	Principal Amount (000)		U.S. $ Value

Washington Mutual Mortgage Pass Thru
Series 2007-OA1, Class A1A 2.956%, 2/25/47(a)(d)	US$	346	$128,986
Series 2007-OA3, Class B1 0.921%, 4/25/47(a)(d)		449	16,276

			407,905

AGENCY FLOATING RATE–0.0%
Fannie Mae Grantor Trust
Series 2004-T5, Class AB4 1.721%, 5/28/35(a)(d)		50	43,236

Total CMOs (cost $3,351,503)			1,445,303

ASSET-BACKED SECURITIES–0.8%
HOME EQUITY LOANS–FLOATING RATE–0.6%
Asset Backed Funding Certificates
Series 2003-WF1, Class A2 2.52%, 12/25/32(a)(d)		131	104,277
Credit-Based Asset Servicing and Securitization LLC.
Series 2003-CB1, Class AF 3.95%, 1/25/33(a)(g)(d)		252	234,087
GE-WMC Mortgage Securities LLC
Series 2005-2, Class A2B 0.641%, 12/25/35(a)(d)		69	66,914
HFC Home Equity Loan Asset Backed Certificates
Series 2005-3, Class A1 0.768%, 1/20/35(a)(d)		141	96,804
Home Equity Asset Trust
Series 2007-2, Class M1 0.901%, 7/25/37(a)(d)		475	14,036
Indymac Residential Asset Backed Trust
Series 2006-D, Class 2A2 0.581%, 11/25/36(a)(d)		490	399,656
Option One Mortgage Loan Trust
Series 2007-2, Class M1 0.831%, 3/25/37(a)(d)		160	4,856
RAAC Series
Series 2006-SP3, Class A1 0.551%, 8/25/36(a)(d)		43	40,410
Residential Asset Mortgage Products, Inc.
Series 2005-RS3, Class AIA2 0.641%, 3/25/35(a)(d)		29	24,530
Series 2005-RZ1, Class A2 0.671%, 4/25/35(a)(d)		63	45,456

			1,031,026

HOME EQUITY LOANS–FIXED RATE–0.2%
Citifinancial Mortgage Securities, Inc.
Series 2003-1, Class AFPT 3.36%, 1/25/33(a)		109	72,373

15

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Countrywide Asset-Backed Certificates
Series 2007-S1, Class A3 5.81%, 11/25/36(a)	US$	448	$115,773
Credit-Based Asset Servicing & Securitization LLC.
Series 2005-CB7, Class AF2 5.147%, 11/25/35(a)		30	29,681
Home Equity Mortgage Trust
Series 2005-4, Class A3 4.742%, 1/25/36(a)		39	37,416
Residential Funding Mortgage Securities II, Inc.
Series 2005-HI2, Class A3 4.46%, 5/25/35(a)		35	34,633

			289,876

OTHER ABS–FIXED RATE–0.0%
DB Master Finance, LLC
Series 2006-1, Class A2 5.779%, 6/20/31(a)(b)		100	65,000

Total Asset-Backed Securities (cost $2,608,003)			1,385,902

EMERGING MARKETS–CORPORATE BONDS–0.1%
INDUSTRIAL–0.1%
CONSUMER CYCLICAL–OTHER–0.1%
Royal Caribbean Cruises Ltd.
8.75%, 2/02/11(a)		140	107,800

UTILITY–0.0%
OTHER UTILITY–0.0%
MMG Fiduc (AES El Salvador)
6.75%, 2/01/16(a)(b)		100	71,280

Total Emerging Markets–Corporate Bonds (cost $235,133)			179,080

	Principal Amount (000)		U.S. $ Value

EMERGING MARKETS–SOVEREIGNS–0.1%
PANAMA–0.1%
Republic of Panama
9.375%, 4/01/29(a) (cost $157,545)	US$	127	$140,970

SUPRANATIONALS–0.1%
European Investment Bank
4.875%, 2/15/36(a) (cost $109,787)		110	121,243

	Shares
NON-CONVERTIBLE–PREFERRED STOCKS–0.0%
REITs–0.0%
Sovereign REIT
12.00%(a)(b) (cost $87,658)	93	77,190

PREFERRED STOCKS–0.0%
AGENCIES–GOVERNMENT SPONSORED–0.0%
Federal Home Loan Mortgage Corp.
Series Z 8.375%(a)	2,400	936
Federal National Mortgage Association
Series S 8.25%(a)(c)	2,950	2,448

Total Preferred Stocks (cost $133,750)		3,384

Total Investments–90.3% (cost $171,187,836)		153,568,329
Other assets less liabilities–9.7%		16,471,281

Net Assets–100.0%		$170,039,610

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citibank	$15,525	9/17/10	3 Month LIBOR	2.7875%	$464,516
Citibank	6,375	9/17/18	3 Month LIBOR	4.1525%	942,498

16

AllianceBernstein Variable Products Series Fund

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. 5yr Treasury Note	13	March 2009	$1,500,638	$1,547,711	$47,073
Sold Contracts
JPN 10yr Treasury Bond	1	March 2009	1,538,795	1,545,725	(6,930)
U.S. Long Bond	4	March 2009	498,396	552,187	(53,791)

					$(13,648)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2008	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
New Zealand Dollar settling 1/12/09	4,817	$2,874,019	$2,809,627	$(64,392)
New Zealand Dollar settling 1/12/09	1,484	881,832	865,469	(16,363)
New Zealand Dollar settling 1/12/09	400	220,704	233,305	12,601
Swedish Krona settling 1/28/09	16,757	2,101,770	2,119,146	17,376
Swiss Franc settling 1/22/09	5,923	4,890,514	5,567,736	677,222
Sale Contracts:
Canadian Dollar settling 2/24/09	2,621	2,139,120	2,123,487	15,633
Great British Pound settling 2/26/09	73	107,970	104,671	3,299
Great British Pound settling 2/26/09	56	86,276	80,710	5,566
Great British Pound settling 2/26/09	3,435	5,242,526	4,930,083	312,443
Japanese Yen settling 2/04/09	164,720	1,772,518	1,818,918	(46,400)
Japanese Yen settling 2/04/09	74,511	795,253	822,788	(27,535)
New Zealand Dollar settling 1/12/09	6,675	3,555,231	3,892,999	(337,768)
New Zealand Dollar settling 1/12/09	26	14,311	15,402	(1,091)
Swedish Krona settling 1/28/09	16,756	2,001,837	2,119,046	(117,209)
Swiss Franc settling 1/22/09	4,921	4,183,998	4,626,119	(442,121)
Swiss Franc settling 1/22/09	982	836,151	923,210	(87,059)
Swiss Franc settling 1/22/09	20	16,353	18,408	(2,055)

17

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $153,535,969.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the aggregate market value of these securities amounted to $9,090,057 or 5.3% of net assets.

(c)	Variable rate coupon, rate shown as of December 31, 2008.

(d)	Floating Rate Security. Stated interest rate was in effect at December 31, 2008.

(e)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f)	Security is in default and is non-income producing.

(g)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2008.

The Portfolio currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of December 31, 2008, the Portfolio total exposure to subprime investments was 1.34%. These investments are valued in accordance with the Portfolio Valuation Policies (see Note A for additional details).

Currency Abbreviations:

CAD—Canadian Dollar

GBP—Great British Pound

JPY—Japanese Yen

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CMBS—Commercial Mortgage-Backed Securities

CMOs—Collateralized Mortgage Obligations

LIBOR—London Interbank Offered Rates

OJSC—Open Joint Stock Company

REITs—Real Estate Investment Trusts

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

18

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $171,187,836)	$153,568,329
Cash	14,982,858 (a)
Foreign currencies, at value (cost $261,751)	234,531
Unrealized appreciation of forward currency exchange contracts	1,044,140
Unrealized appreciation of interest rate swap contracts	1,407,014
Dividends and interest receivable	1,806,702
Receivable for investment securities sold	107,641
Receivable for variation margin on futures contracts	6,594
Receivable for capital stock sold	17

Total assets	173,157,826

LIABILITIES
Unrealized depreciation of forward currency exchange contracts	1,141,993
Payable for capital stock redeemed	1,777,808
Advisory fee payable	64,679
Administrative fee payable	23,500
Distribution fee payable	8,614
Transfer Agent fee payable	161
Accrued expenses	101,461

Total liabilities	3,118,216

NET ASSETS	$170,039,610

COMPOSITION OF NET ASSETS
Capital stock, at par	$16,232
Additional paid-in capital	187,894,611
Undistributed net investment income	5,077,834
Accumulated net realized loss on investment and foreign currency transactions	(6,523,710)
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(16,425,357)

$170,039,610

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$129,111,116	12,297,805	$10.50
B	$40,928,494	3,934,386	$10.40

(a)	An amount of $27,503 has been segregated to collateralize margin requirements for the open futures contracts outstanding at December 31, 2008.

See notes to financial statements.

19

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2008	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Interest (net of foreign withholding taxes of $1,614)	$8,574,593
Dividends	11,448

Total investment income	8,586,041

EXPENSES
Advisory fee (see Note B)	721,746
Distribution fee—Class B .	97,267
Transfer agency—Class A	2,252
Transfer agency—Class B	718
Custodian	125,930
Administrative	88,250
Audit	56,863
Legal	12,466
Printing	9,783
Directors’ fees	2,000
Miscellaneous	3,066

Total expenses	1,120,341

Net investment income	7,465,700

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
Investment transactions	(56,586)
Futures	(633,451)
Swap contracts	(110,768)
Foreign currency transactions	(523,455)
Net change in unrealized appreciation/depreciation of:
Investments	(20,121,859)
Futures	(13,648)
Swap contracts	1,242,030
Foreign currency denominated assets and liabilities	(199,216)

Net loss on investment and foreign currency transactions	(20,416,953)

Contributions from Adviser (see Note B)	233

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(12,951,020)

See notes to financial statements.

20

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2008	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$7,465,700	$4,112,881
Net realized gain (loss) on investment and foreign currency transactions	(1,324,260)	461,322
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(19,092,693)	(346,453)
Contributions from Adviser	233	–0	–

Net increase (decrease) in net assets from operations	(12,951,020)	4,227,750
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(3,089,962)	(3,234,289)
Class B	(996,992)	(911,329)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	100,483,150	(7,482,382)

Total increase (decrease)	83,445,176	(7,400,250)
NET ASSETS
Beginning of period	86,594,434	93,994,684

End of period (including undistributed net investment income of $5,077,834 and $4,058,250, respectively)	$170,039,610	$86,594,434

See notes to financial statements.

21

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2008	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”), formerly AllianceBernstein U.S. Government/High Grade Securities Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers seventeen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is

22

AllianceBernstein Variable Products Series Fund

defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2008:

Level	Investments in Securities	Other Financial Instruments*
Level 1	$2,449	$(13,648)
Level 2	141,276,366	1,309,161
Level 3	12,289,514	–0	–

Total	$153,568,329	$1,295,513

*	Other financial instruments are derivative instruments not reflected in the portfolio of investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities
Balance as of 12/31/2007	$8,350,963
Accrued discounts /premiums	268
Realized gain (loss)	151,207
Change in unrealized appreciation/depreciation	(2,140,724)
Net purchases (sales)	(685,130)
Net transfers in and/or out of Level 3	(731,323)
Securities from Fund Acquisitions	7,344,253

Balance as of 12/31/08	$12,289,514

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/08	$(2,356,457)*

*	The unrealized depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

23

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of ..45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During the year ended December 31, 2008, the Adviser reimbursed the portfolio $233 for losses incurred due to a trade processing error.

Pursuant to the investment advisory agreement, the Portfolio paid $88,250 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2008.

Brokerage commissions paid on investment transactions for the year ended December 31, 2008, amounted to $2,190, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $969 for the year ended December 31, 2008.

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AllianceBernstein Variable Products Series Fund

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolios to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2008, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$62,446,315	$76,322,565
U.S. government securities	96,071,359	110,703,328

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, swap contracts and foreign currency transactions) are as follows:

Cost	$171,274,386

Gross unrealized appreciation	$4,176,038
Gross unrealized depreciation	(21,882,095)

Net unrealized depreciation	$(17,706,057)

1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or

25

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

3. Option Transactions

For hedging purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the year ended December 31, 2008, the Portfolio had no transactions in written options.

4. Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

In accordance with Financial Accounting Standards Board Statement No. 133, the Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the state-

26

AllianceBernstein Variable Products Series Fund

ment of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

5. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

6. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended December 31, 2008, the Portfolio had no transactions in dollar rolls.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Year Ended December 31, 2008	Year Ended December 31, 2007		Year Ended December 31, 2008	Year Ended December 31, 2007
Class A
Shares sold	889,328	781,021		$9,800,251	$9,157,740
Shares issued in reinvestment of dividends	275,397	284,709		3,089,962	3,234,289
Shares issued in connection with the acquisition of Global Dollar Government, High Yield, Americas Government Income and Global Bond Portfolios	9,547,574	–0	–	106,562,852	–0	–
Shares redeemed	(4,045,124)	(1,519,605)		(43,829,291)	(17,792,556)

Net increase (decrease)	6,667,175	(453,875)		$75,623,774	$(5,400,527)

Class B
Shares sold	527,791	338,391		$5,931,418	$3,902,927
Shares issued in reinvestment of dividends	89,497	80,863		996,992	911,329
Shares issued in connection with the acquisition of Global Dollar Government, High Yield, Americas Government Income and Global Bond Portfolios	3,110,268	–0	–	34,459,827	–0	–
Shares redeemed	(1,531,497)	(594,789)		(16,528,861)	(6,896,111)

Net increase (decrease)	2,196,059	(175,535)		$24,859,376	$(2,081,855)

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for

27

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

During the year ended December 31, 2008, the Portfolio had swap counterparty exposure to Lehman Brothers, which filed for bankruptcy on September 15, 2008. As a result, on September 18, 2008, the Portfolio terminated all outstanding interest rate swaps with Lehman Brothers prior to their scheduled maturity dates. Such interest rate swaps had a value of $920,116, of which $817,051 was recorded as a loss and $103,065 is expected to be recovered through bankruptcy proceedings.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2008.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 were as follows:

	2008		2007
Distributions paid from:
Ordinary income	$4,086,954		$4,145,618
Net long-term capital gains	–0	–	–0	–

Total taxable distributions	4,086,954		4,145,618

Total distributions paid	$4,086,954		$4,145,618

As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,951,955
Accumulated capital and other losses	(7,228,753	)(a)
Unrealized appreciation/(depreciation)	(16,594,436	)(b)

Total accumulated earnings/(deficit)	$(17,871,234)

(a)

On December 31, 2008, the Portfolio had a net capital loss carryforward for federal income tax purposes of $6,443,879 (of which approximately $4,873,968 and $545,980, respectively, were attributable to the purchase of net assets of AllianceBernstein High Yield Portfolio and AllianceBernstein Global Bond Portfolio) of which $4,208,388 expires in the year 2009, $125,778 expires in the year 2012, $749,515 expires in the year 2013, $357,884 expires in the year 2014, $336,267 expires in the year 2015 and $666,047 expires

28

AllianceBernstein Variable Products Series Fund

in the year 2016. During the fiscal year, the Portfolio had capital loss carryforwards expire of $2,890,265. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. As a result of the merger with AllianceBernstein High Yield Portfolio and AllianceBernstein Global Bond Portfolio into the Portfolio, various limitations and reductions regarding the future utilization of certain capital loss carryforwards were applied, based on certain provisions in the Internal Revenue Code. Net capital and foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio defers post October foreign currency losses of $708,162 to January 1, 2009. As of December 31, 2008, the Portfolio also had deferred straddle losses of $76,712.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax treatment of swap income, and the realization for tax purposes of gains/losses on certain derivative instruments.

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency, the tax treatment of swap income, paydown reclassification, capital loss carryforward expiration, contribution from advisor, and merger related adjustments resulted in a net decrease in undistributed net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions, and a net increase to additional paid in capital. This reclassification had no effect on net assets.

NOTE I:

Acquisition of AllianceBernstein Global Dollar Government Portfolio, AllianceBernstein High Yield Portfolio, AllianceBernstein Americas Government Income Portfolio and AllianceBernstein Global Bond Portfolio

On April 25, 2008, the Portfolio acquired all of the assets and assumed all of the liabilities of AllianceBernstein Global Dollar Government Portfolio (“Global Dollar Government”), AllianceBernstein High Yield Portfolio (“High Yield”), AllianceBernstein Americas Government Income Portfolio (“Americas Government Income”) and AllianceBernstein Global Bond Portfolio (“Global Bond”) in a tax free event, pursuant to a Plan of Acquisition and Liquidation.

As a result of the acquisition, stockholders of Global Dollar Government, High Yield, Americas Government Income and Global Bond received shares of the Portfolio equivalent to the aggregate net asset value of the shares they held in their respective Portfolios. On April 25, 2008, the acquisition was accomplished by a tax-free exchange of 12,657,842 shares of the Portfolio for 1,938,390 shares of Global Dollar Government, 5,108,831 shares of High Yield, 3,392,239 shares of Americas Government Income and 3,898,401 shares of Global Bond. The aggregate net assets of the Portfolio, Global Dollar Government, High Yield, Americas Government Income and Global Bond immediately before the acquisition were $85,627,226, $23,506,474, $31,533,721, $40,523,058, and $45,459,426 (including total net unrealized appreciation of investments and foreign currency denominated assets and liabilities of $2,895,655), respectively. Immediately after the acquisition, the combined net assets of the Portfolio amounted to $226,649,905.

NOTE J: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and

29

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K: Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Portfolio’s financial statements.

30

INTERMEDIATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2008	2007	2006	2005	2004
Net asset value, beginning of period	$11.78	$11.78	$11.82	$12.28	$12.56

Income From Investment Operations
Net investment income (a)	.51	.54	.50	.41	.32	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.22)	.01	(.06)	(.17)	.12
Contributions from Adviser	.00	(c)	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(.71)	.55	.44	.24	.44

Less: Dividends and Distributions
Dividends from net investment income	(.57)	(.55)	(.48)	(.36)	(.36)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	(.34)	(.36)

Total dividends and distributions	(.57)	(.55)	(.48)	(.70)	(.72)

Net asset value, end of period	$10.50	$11.78	$11.78	$11.82	$12.28

Total Return
Total investment return based on net asset value (d)	(6.38	)%*	4.85%	3.93%	1.98%	3.77%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$129,111	$66,305	$71,655	$83,329	$102,543
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.64%	.78%	.77	%(e)	.71%	.68%
Expenses, before waivers and reimbursements	.64%	.78%	.77	%(e)	.71%	.78%
Net investment income	4.72%	4.58%	4.25	%(e)	3.37	%(b)	2.46	%(b)
Portfolio turnover rate	106%	90%	327%	529%	662%

See footnote summary on page 32.

31

INTERMEDIATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2008	2007	2006	2005	2004
Net asset value, beginning of period	$11.67	$11.67	$11.72	$12.18	$12.47

Income From Investment Operations
Net investment income (a)	.48	.50	.46	.38	.28	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.21)	.02	(.06)	(.17)	.13
Contributions from Adviser	.00	(c)	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(.73)	.52	.40	.21	.41

Less: Dividends and Distributions
Dividends from net investment income	(.54)	(.52)	(.45)	(.33)	(.34)
Distributions from net realized gain on investment transactions	-0-	-0-	-0-	(.34)	(.36)

Total dividends and distributions	(.54)	(.52)	(.45)	(.67)	(.70)

Net asset value, end of period	$10.40	$11.67	$11.67	$11.72	$12.18

Total Return
Total investment return based on net asset value (d)	(6.59	)%*	4.60%	3.59%	1.75%	3.52%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$40,929	$20,289	$22,340	$24,716	$25,744
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.89%	1.03%	1.02	%(e)	.96%	.93%
Expenses, before waivers and reimbursements	.89%	1.03%	1.02	%(e)	.96%	1.03%
Net investment income	4.47%	4.32%	4.01	%(e)	3.14	%(b)	2.19	%(b)
Portfolio turnover rate	106%	90%	327%	529%	662%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Amount less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of each share class for the year ended December 31, 2008 by .09%.

See notes to financial statements.

32

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Intermediate Bond Portfolio

(formerly AllianceBernstein U.S. Government/High Grade Securities Portfolio)

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Intermediate Bond Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Intermediate Bond Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 11, 2009

33

INTERMEDIATE BOND
PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and
    Independent Compliance Officer

Shawn E. Keegan(2), Vice President

Joran Laird(2), Vice President

Paul J. DeNoon(2), Vice President

Douglas J. Peebles(2), Vice President

Alison M. Martier(2), Vice President Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Thomas R. Manley, Controller

CUSTODIAN and ACCOUNTING AGENT The Bank of New York One Wall Street New York, NY 10286	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the U.S. Core Fixed-Income Investment Management Team. Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Mr. Joran Laird, Mr. Douglas J. Peebles, Ms. Alison M. Martier and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

34

AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 76 (1990)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	93	None

John H. Dobkin, # 67 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design.	91	None

Michael J. Downey, # 65 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	91	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 72 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2004.	91	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 60 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies and Adjunct Professor at Georgetown University Law Center in the 2008–2009 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	91	None

Garry L. Moody, # 56 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995–2008.	90	None

35

INTERMEDIATE BOND
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr., # 67 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was renamed Toppan Photomasks, Inc.	91	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

Earl D. Weiner, # 69 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; and member of Advisory Board of Sustainable Forestry Management Limited.	91	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein, L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

36

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS*, AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 48	President and Chief Executive Officer	Executive Vice President of the Adviser** since July 2008; Director of AllianceBernstein Investments, Inc. (“ABI”)** and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2004.

Alison M. Martier 52	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2004.

Douglas J. Peebles 43	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2004.

Greg J. Wilensky 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Joran Laird 33	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2004.

Paul J. DeNoon 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Shawn E. Keegan 37	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2004.

Emilie D. Wrapp 53	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2004.

Joseph J. Mantineo 49	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2004.

Thomas R. Manley 57	Controller	Vice President of the Adviser**, with which he has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

37

INTERMEDIATE BOND PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”) at a meeting held on November 4-6, 2008.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2006 and 2007 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

38

AllianceBernstein Variable Products Series Fund

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2008 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Lehman Brothers Government Bond Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2008 and (in the case of the Index) the since inception period (September 1992 inception). The directors noted that the Portfolio was in the 3rd quintile of the Performance Group and the Performance Universe for the 1- and 3-year periods, 3rd quintile of the Performance Group and 4th quintile of the Performance Universe for the 5-year period, 4th quintile of the Performance Group and the Performance Universe for the 10-year period, and that the Portfolio underperformed the Index in all periods reviewed. The directors also noted the changes to the Portfolio’s investment policies and the acquisition of the Fund’s AllianceBernstein Americas Government Income Portfolio, AllianceBernstein Global Bond Portfolio, AllianceBernstein Global Dollar Government Portfolio and AllianceBernstein High Yield Portfolio, effective April 2008. The directors determined to continue to closely monitor the Portfolio’s performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with an investment style substantially similar to that of the Portfolio. For this purpose, they reviewed the relevant fee information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Portfolio. The directors noted that the institutional fee schedule for clients with an investment style substantially similar to that of the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate that would be lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the Portfolio’s investment classification/objective. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that the Lipper information included the pro forma expense ratio provided by the Adviser assuming the Portfolio’s acquisition of the Fund’s AllianceBernstein Americas Government Income Portfolio, AllianceBernstein Global Bond Portfolio, AllianceBernstein Global Dollar Government

39

INTERMEDIATE BOND PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio and AllianceBernstein High Yield Portfolio effective in April 2008 had been in effect for the Portfolio’s full fiscal year. All references to the expense ratio are to the Portfolio’s pro forma expense ratio. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 45 basis points was lower than the Expense Group median. The directors noted that administrative expense reimbursement was 10 basis points in the Portfolio’s latest fiscal year, and that as a result the rate of total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was higher than the Expense Group median. The directors also noted that the Portfolio’s pro forma total expense ratio was lower than the Expense Group median and higher than the Expense Universe median. The directors concluded that the Portfolio’s pro forma expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

40

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”), with respect to AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Net Assets 09/30/08 ($MIL)	Advisory Fee Based on % of Average Daily Net Assets	Portfolio
Low Risk Income	$190.3	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	Intermediate Bond Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $94,000 (0.10% of the Portfolio’s average daily net assets) for such services.

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 22, 2008.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	It should be noted that on April 25, 2008, the Portfolio, U.S. Government / High Grade Portfolio, acquired the assets of other fixed income series of the Fund, including Americas Government Income Portfolio, Global Bond Portfolio, Global Dollar Government Portfolio and High Yield Portfolio, and was renamed Intermediate Bond Portfolio.

4	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

41

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Intermediate Bond Portfolio[5]	Class A 0.78%	December 31
Class B 1.03%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolio.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on September 30, 2008 net assets:

Portfolio	Net Assets 09/30/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Intermediate Bond Portfolio	$190.3	U.S. Strategic Core Plus 0.50% on the first $30 million 0.20% on the balance Minimum Account Size: $25 million	0.247%	0.450%

5	As previously mentioned, the combined Portfolio’s pro-forma expense ratios, based on estimates at the time of the merger, are 0.63% and 0.88% for Classes A and B shares, respectively.

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

42

AllianceBernstein Variable Products Series Fund

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Portfolio. Set forth in the table below is Intermediate Duration Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedule on Intermediate Duration Portfolio been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2008 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	Intermediate Duration Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp on next $2 billion 30 on the balance	0.500%	0.450%

Certain of the AllianceBernstein Mutual Funds (“ABMF”), which the Adviser manages, have similar investment styles as the Portfolio and their fee schedules are set forth below. ABMF was also affected by the Adviser’s settlement with the NYAG. As a result, Intermediate Bond Portfolio has the same breakpoints as AllianceBernstein Bond Fund, Inc.—Intermediate Bond Portfolio. Sanford C. Bernstein Fund II, Inc.—Intermediate Duration Institutional Portfolio was not affected by the settlement since the fund has lower breakpoints than the NYAG related fee schedule. Also shown are what would have been the effective advisory fees of the Portfolio had the ABMF fee schedules been applicable to the Portfolio based on September 30, 2008 net assets and the Portfolio’s advisory fee:

Portfolio	ABMF Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	Bond Fund, Inc.—Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%	0.450%

Intermediate Bond Portfolio	Intermediate Duration Institutional Portfolio[7]	0.50% on first $1 billion 0.45% on the balance	0.500%	0.450%

The Adviser represented that it does not sub-advise any registered investment company that has a similar investment strategy as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Portfolio.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

7	Intermediate Duration Institutional Portfolio has an expense cap of 0.45%, which effectively reduces the advisory fee of the fund.

8	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

43

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Adviser and the Senior Officer, Lipper expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper classification/objective as the Portfolio.

Portfolio	Contractual Management Fee[10]	Lipper Exp. Group Median	Rank
Intermediate Bond Portfolio[11]	0.450	0.525	4/13

However, because Lipper had expanded the Portfolio’s EG, under Lipper’s standard guidelines, the Portfolio’s Lipper Expense Universe (“EU”) was also expanded to include universes of those peers that had a similar but not the same Lipper investment objective/classification.12 A “normal” EU will include funds that have the same investment objective/classification as the subject portfolio.13 Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown. Pro-forma total expense ration information (shown in bold and italicized) is included in the table below14:

Portfolio	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Intermediate Bond Portfolio	0.781	0.639	12/13	0.620	35/36
pro-forma	0.630	0.639	7/13	0.620	22/36

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset research expenses the Adviser would otherwise incur.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

11	The Portfolio’s EG includes the Portfolio, six other A-rated Corporate Debt Funds and six BBB-rated Corporate Debt funds.

12	The expansion of the Portfolio’s EU was not requested by the Adviser or the Senior Officer. They requested only that the EGs be expanded.

13	Except for asset size comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Pro-forma shows what the total expense ratio of the Portfolio would have been had the changes made to the expense cap of the Portfolio been in effect during the Portfolio’s entire fiscal year.

15	Most recently completed fiscal year Class A share total expense ratio.

44

AllianceBernstein Variable Products Series Fund

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees it 0.25%. During the fiscal year ended December 31, 2007, ABI received $52,521 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2007, the Adviser determined that it made payments in the amount of $454,119 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”).16 During the most recently completed fiscal year, ABIS received a fee of $786 from the Portfolio.17

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures, 18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli 19 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

16	It should be noted that the insurance companies, linked to the variable products, provide additional shareholder services for the Portfolios, including record keeping, administration and customer service for contract holders.

17	The Portfolio (which includes the Portfolio and other series of the Portfolio) paid ABIS a flat fee of $18,000 in 2007.

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

19	The Deli study was originally published in 2002 based on 1997 data.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

45

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $590 billion as of September 30, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio21 relative to its Lipper Performance Group (“PG”)22 and Lipper Performance Universe (“PU”) for the periods ended July 31, 2008.23

Portfolio	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	1.91	1.90	1.91	3/7	10/20
3 year	2.66	2.66	2.97	4/7	12/20
5 year	3.39	3.39	3.74	4/7	14/20
10 year	4.50	4.65	4.69	5/7	13/20

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)24 versus its benchmark.25 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information for the Portfolio is also shown.26

	Periods Ending July 31, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Intermediate Bond Portfolio	1.90	2.66	3.39	4.50	5.16	3.44	0.27	10
Lehman Brothers Government Bond Index	8.62	5.17	4.75	5.73	6.19	4.27	0.51	10
Inception Date: September 17, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2008

21	The performance returns and rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio that is shown was provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolio to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

22	The Portfolio’s PG/PU are not identical to the Portfolio’s EG/EU, as the criteria for including/excluding a fund in/from a PG/PU are somewhat different from that of an EG/EU.

23	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

24	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

25	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2008.

26	Portfolio volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

46

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Money Market Portfolio

December 31, 2008

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

MONEY MARKET PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Money Market Portfolio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,007.16	$4.74	0.94%
Hypothetical (5% return before expenses)	$1,000	$1,020.41	$4.77	0.94%

Class B
Actual	$1,000	$1,005.90	$5.95	1.18%
Hypothetical (5% return before expenses)	$1,000	$1,019.20	$5.99	1.18%

*	Expenses are equal to each class’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

1

MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2008	AllianceBernstein Variable Products Series Fund

	Yield*	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–104.8%
CERTIFICATE OF DEPOSIT–42.9%
Bank of America 2/11/09	1.75%	$2,500	$2,500,000
Barclays Bank PLC NY 3/04/09	1.95%	2,500	2,500,000
BNP Paribas NY Branch 3/03/09	2.09%	2,500	2,500,000
Citibank NA 2/10/09	2.20%	2,500	2,500,000
DNB NOR Bank ASA NY 3/09/09	2.32%	800	800,252
Lloyds TSB Bank PLC NY 3/10/09	2.10%	2,500	2,500,235
Nordea Bank Finland 1/08/09	1.48%	1,300	1,300,000
Rabobank Nederland 2/26/09	1.75%	2,500	2,500,000
Royal Bank of Canada 2/18/09	1.79%	1,800	1,800,000
Royal Bank of Scotland NY 3/17/09	1.70%	2,500	2,500,000
Societe Generale NY 2/24/09	2.12%	1,200	1,200,000
1/07/09	2.35%	1,200	1,200,000
Toronto Dominion Bank 2/20/09	1.90%	1,550	1,550,000
UBS AG 1/12/09	2.01%	1,300	1,300,000
Westpac Banking Corp. 1/27/09	3.12%	1,200	1,201,032

			27,851,519

COMMERCIAL PAPER–34.4%
Australia & New Zealand Banking Group 3/16/09(a)	1.99%	1,600	1,593,488
Bank of Nova Scotia 1/14/09	1.70%	1,200	1,199,263
Banque Et Caisse Epargne 2/19/09	0.46%	2,500	2,498,435
CBA(Delaware) Finance 2/03/09	1.81%	1,600	1,597,360
2/10/09	1.91%	1,200	1,197,467
Danske Corp. 1/13/09	1.89%	1,200	1,199,248
GE Capital TLGP 1/23/09	1.55%	1,200	1,198,863
HSBC USA, Inc. 1/06/09	0.15%-1.86%	2,500	2,499,664
ING(US) Funding LLC 3/30/09	1.34%	1,400	1,395,414
Procter & Gamble Co. 2/10/09	1.25%	1,500	1,497,917

	Yield*	Principal Amount (000)	U.S. $ Value

Santander Central Hispano Finance 1/20/09	2.06%-2.93%	$2,500	$2,496,712
State Street Corp. 1/05/09	2.79%	1,300	1,299,600
Svenska Handelsbanken Inc. 1/15/09	1.90%	1,200	1,199,118
Toyota Motor Credit Corp. 3/02/09	2.31%	1,500	1,494,250

			22,366,799

U.S. GOVERNMENT & GOVERNMENT SPONSORED AGENCY OBLIGATIONS–18.1%
Federal Home Loan Bank Discount Notes 1/02/09	2.31%	1,300	1,299,917
1/09/09	2.77%	690	689,580
Federal Home Loan Bank 4/03/09	3.24%	1,300	1,300,301
1/05/09(b)	4.04%	1,300	1,299,995
Federal Home Loan Mortgage Corp. 6/11/09	5.00%	1,200	1,212,432
Federal Home Loan Mortgage Corp. Discount Notes 2/03/09	2.16%	1,900	1,896,256
Federal National Mortgage Association Discount Notes 7/01/09	2.34%	1,200	1,186,123
2/17/09	2.57%	1,600	1,594,673
3/16/09	2.78%	1,300	1,292,651

			11,771,928

MUNICIPAL OBLIGATIONS–9.4%
Parish of East Baton Rouge LA 11/01/19(c)	0.80%	3,000	3,000,000
Valdez Marine Term Rev (BP Pipelines, Inc. Proj) 7/01/37(c)	1.00%	2,100	2,100,000
Series 03B 7/01/37(c)	1.10%	1,000	1,000,000

			6,100,000

TOTAL INVESTMENTS–104.8% (cost $68,090,246)			68,090,246
Other assets less liabilities–(4.8)%			(3,146,946)

NET ASSETS–100.0%			$64,943,300

2

AllianceBernstein Variable Products Series Fund

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the market value of this security amounted to $1,593,488 or 2.5% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at December 31, 2008.

(c)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

*	Represents annualized yield from date of purchase for discount securities and stated interest rate for interest-bearing securities.

See notes to financial statements.

3

MONEY MARKET PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $68,090,246)	$68,090,246
Cash	4,470,311
Interest receivable	103,533
Receivable for capital stock sold	38,833
Other assets	8,624

Total assets	72,711,547

LIABILITIES
Payable for capital stock redeemed	7,617,732
Dividends payable	53,109
Advisory fee payable	26,393
Administrative fee payable	23,940
Distribution fee payable	7,853
Transfer Agent fee payable	165
Accrued expenses	39,055

Total liabilities	7,768,247

NET ASSETS	$64,943,300

COMPOSITION OF NET ASSETS
Capital stock, at par	$64,960
Additional paid-in capital	64,878,775
Distributions in excess of net investment income	(26)
Accumulated net realized loss on investment transactions	(409)

$64,943,300

Net Asset Value Per Share—2 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$28,520,055	28,526,818	$1.00
B	$36,423,245	36,433,036	$1.00

See notes to financial statements.

4

MONEY MARKET PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2008	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Interest	$1,490,905

EXPENSES
Advisory fee (see Note B)	240,868
Distribution fee—Class B	69,887
Transfer agency—Class A	1,153
Transfer agency—Class B	1,253
Administrative	91,190
Custodian	87,738
Audit	50,478
Legal	14,843
Printing	8,237
Directors’ fees	4,049
Miscellaneous	10,266

Total expenses	579,962

Net investment income	910,943

REALIZED LOSS ON INVESTMENT TRANSACTIONS
Net realized loss on investment transactions	(2)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$910,941

See notes to financial statements.

5

MONEY MARKET PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2008	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$910,943	$2,128,169
Net realized gain (loss) on investment transactions	(2)	44

Net increase in net assets from operations	910,941	2,128,213
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(472,196)	(1,143,530)
Class B	(438,747)	(984,665)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	17,487,030	(4,168,132)

Total increase (decrease)	17,487,028	(4,168,114)
NET ASSETS
Beginning of period	47,456,272	51,624,386

End of period (including distributions in excess of net investment income of ($26) and ($26), respectively)	$64,943,300	$47,456,272

See notes to financial statements.

6

MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2008	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Money Market Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers seventeen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, which approximates market value. Under such method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity.

2. Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (‘“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2008:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$–0	–	$–0	–
Level 2	68,090,246		–0	–
Level 3	–0	–	–0	–

Total	$68,090,246		$–0	–

*	Other financial instruments are derivative instruments not reflected in the portfolio of investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

7

MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares dividends daily from net investment income. The dividends are paid monthly. Net realized gains distributions, if any, will be made at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio paid $91,190 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2008.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $969 for the year ended December 31, 2008.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

8

AllianceBernstein Variable Products Series Fund

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

At December 31, 2008, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

NOTE E: Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Class A
Shares sold	26,168,176	31,932,856	$26,168,176	$31,932,856
Shares issued in reinvestment of dividends	472,196	1,143,530	472,196	1,143,530
Shares redeemed	(21,730,611)	(36,553,183)	(21,730,611)	(36,553,183)

Net increase (decrease)	4,909,761	(3,476,797)	$4,909,761	$(3,476,797)

Class B
Shares sold	42,533,708	36,898,757	$42,533,708	$36,898,757
Shares issued in reinvestment of dividends	438,747	984,665	438,747	984,665
Shares redeemed	(30,395,186)	(38,574,757)	(30,395,186)	(38,574,757)

Net increase (decrease)	12,577,269	(691,335)	$12,577,269	$(691,335)

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—The Portfolio’s primary risks are interest rate risk and credit risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio’s yield as the securities mature or are sold and the Portfolio purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolio invests in securities with short maturities and seeks to maintain stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security’s credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolio invests in highly-rated securities to minimize credit risk.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$910,943	$2,128,195

Total distributions paid	$910,943	$2,128,195

As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(409	)(a)

Total accumulated earnings/(deficit)	$(409)

(a)	On December 31, 2008, the Portfolio had a net capital loss carryforward of $409, of which $198 expires in the year 2012, $209 expires in the year 2013, and $2 expires in the year 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

9

MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE H: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE I: Department of Treasury’s Temporary Guarantee Program for Money Market Funds

The Fund’s Board of Directors (the “Board”) has approved the continued participation by the Portfolio in the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The initial term of the Program was from September 18, 2008 to December 18, 2008 and its term was recently extended to April 30, 2009. The Program may be extended for periods up to September 18, 2009, but no decision has been made to extend the Program beyond April 30, 2009. The Program applies to shares of the Portfolio held by shareholders as of the close of business as of September 19, 2008 (the “Covered Shareholders”). Subject to the limitations discussed below, the Program will protect Covered Shareholders if the Portfolio “breaks the buck”, meaning that the stable net asset value (“NAV”) of $1.00 per share that the Portfolio seeks to maintain falls below $.995 per share (the “Guarantee Event”). In order to qualify for this protection, the Portfolio must liquidate within approximately 30 days after the Guarantee Event. The Treasury will cover any shortfall between the NAV at the time of liquidation and the NAV of $1.00 per share.

Because payments under the Program apply to Covered Shareholders based on the number of shares held on September 19, 2008, a shareholder would receive no payments for any increase in the number of the Portfolio’s shares held after that date. If a shareholder closes his or her account, the shareholder will not be covered by the Program. If the number of shares held in an account fluctuates after September 19, 2008 due to purchases or sales of shares during the Program period, a shareholder would be covered for the number of shares held in the account as of the close of business on September 19, 2008 or the number of shares held on the date of the Guarantee Event, whichever is less. Initial purchases of shares by new shareholders after September 19, 2008 are not eligible for coverage under the Program.

10

MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2008	2007	2006		2005	2004
Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00	$1.00

Income From Investment Operations
Net investment income	.02	.04	.04		.02	.01(a	)

Less: Dividends
Dividends from net investment income	(.02)	(.04)	(.04)		(.02)	(.01)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00	$1.00

Total Return
Total investment return based on net asset value (b)	1.90%	4.35%	4.22%		2.35%	.71%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,520	$23,610	$27,087		$30,370	$36,740
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.96%	.99%	.93	%(c)	.93%	.69%
Expenses, before waivers and reimbursements	.96%	.99%	.93	%(c)	.93%	.73%
Net investment income	1.85%	4.28%	4.13	%(c)	2.30%	.68	%(a)

See footnote summary on page 12.

11

MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2008	2007	2006		2005	2004
Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00	$1.00

Income From Investment Operations
Net investment income	.02	.04	.04		.02	–0	–(a)(d)

Less: Dividends
Dividends from net investment income	(.02)	(.04)	(.04)		(.02)	–0	–(d)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00	$1.00

Total Return
Total investment return based on net asset value (b)	1.64%	4.08%	3.96%		2.10%	.46%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$36,423	$23,846	$24,537		$25,778	$28,287
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.20%	1.24%	1.19	%(c)	1.19%	.94%
Expenses, before waivers and reimbursements	1.20%	1.24%	1.19	%(c)	1.19%	.98%
Net investment income	1.57%	4.00%	3.89	%(c)	2.06%	.41	%(a)

(a)	Net of expenses reimbursed or waived by the Adviser.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

(d)	Amount is less than $.01 per share.

See notes to financial statements.

12

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Money Market Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Money Market Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Money Market Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 11, 2009

13

MONEY MARKET PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Raymond J. Papera, Vice President

Maria R. Cona, Vice President

Edward J. Dombrowski, Vice President

John Giaquinta, Vice President

Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Thomas R. Manley, Controller

CUSTODIAN and ACCOUNTING AGENT The Bank of New York One Wall Street New York, NY 10286	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

14

MONEY MARKET PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 76 (1990)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	93	None

John H. Dobkin, # 67 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design.	91	None

Michael J. Downey, # 65 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	91	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 72 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2004.	91	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi- conductors)

Nancy P. Jacklin, # 60 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies and Adjunct Professor at Georgetown University Law Center in the 2008–2009 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	91	None

15

MONEY MARKET PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, # 56 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995–2008.	90	None

Marshall C. Turner, Jr., # 67 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was renamed Toppan Photomasks, Inc.	91	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

Earl D. Weiner, # 69 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; member of Advisory Board of Sustainable Forestry Management Limited.	91	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

16

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS*, AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 48	President and Chief Executive Officer	Executive Vice President of the Adviser** since July 2008; Director of AllianceBernstein Investments, Inc. (“ABI”)** and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2004.

Raymond J. Papera 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Maria R. Cona 54	Vice President	Vice President of the Adviser**, with which she has been associated since prior to 2004.

Edward J. Dombrowski 31	Vice President	Assistant Vice President of the Adviser**, with which he has been associated since prior to 2004.

John Giaquinta 45	Vice President	Assistant Vice President of the Adviser**, with which he has been associated since prior to 2004.

Emilie D. Wrapp 53	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2004.

Joseph J. Mantineo 49	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2004.

Thomas R. Manley 57	Controller	Vice President of the Adviser**, with which he has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Portfolio’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

17

MONEY MARKET PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Money Market Portfolio (the “Portfolio”) at a meeting held on November 4-6, 2008.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2006 and 2007 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

18

AllianceBernstein Variable Products Series Fund

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2008 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Lipper Variable Money Market Funds Average (the “Lipper Average”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2008 and (in the case of the Lipper Average) the since inception period (December 1992 inception). The directors noted that on a net return basis the Portfolio was in the 5th quintile of the Performance Group and the Performance Universe for all periods reviewed, and on a gross return basis the Portfolio was in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1-, 3- and 5-year periods, and 3rd quintile of the Performance Group and 4th quintile of the Performance Universe for the 10-year period. The directors further noted that the Portfolio underperformed the Lipper Average in all periods reviewed. Based on their review and their discussion of the reasons for the Portfolio’s performance with the Adviser, which includes the significant impact of expenses as discussed below, the directors retained confidence in the Adviser’s ability to advise the Portfolio and concluded that the Portfolio’s performance was understandable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it that have an investment style substantially similar to that of the Portfolio. The directors reviewed relevant fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Portfolio but which involve investments in securities of the same type that the Portfolio invests in (i.e., money market securities). The directors noted that another AllianceBernstein fund advised by the Adviser has a similar investment objective yet pays a lower advisory fee than the Portfolio. The directors also reviewed information that indicated that the Adviser sub-advises another money market fund at a lower fee schedule than the Portfolio although such fund invests in different types of securities than the Portfolio.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the Portfolio’s investment classification/objective. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by

19

MONEY MARKET PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 45 basis points was the same as the Expense Group median. The directors noted that the administrative expense reimbursement was 18 basis points in the Portfolio’s latest fiscal year, and that as a result the rate of total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was higher than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was higher than the Expense Group and Expense Universe medians. The directors noted that the Portfolio’s relatively small size (less than $70 million as of September 30, 2008) adversely affected the Portfolio’s expense ratio. For example, it resulted in the administrative expense reimbursement, which does not vary with a Portfolio’s size, having a significant effect on the Portfolio’s expense ratio. The directors also noted that the Adviser had reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds generally. The directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

20

MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”), with respect to AllianceBernstein Money Market Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/08 ($MIL)	Portfolio
Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	$66.6	Money Market Portfolio[4]

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $94,000 (0.18% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Money Market Portfolio	Class A 0.99%	December 31
Class B 1.24%

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 22, 2008.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

4	The Adviser also advises AllianceBernstein Exchange Reserves, an open-end retail money market mutual fund that has a similar investment style as the Portfolio. AllianceBernstein Exchanges Reserves’ investment advisory fee schedule, which is shown on page 22, was not affected by the Adviser’s settlement with the NYAG since the fund had lower breakpoints than the NYAG related fee schedule of Low Risk Income.

21

MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolio.5 However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a substantially similar investment style as the Portfolio.

The Adviser also manages AllianceBernstein Exchange Reserves, a retail mutual fund which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Exchange Reserves. Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of AllianceBernstein Exchange Reserves been applicable to the Portfolio based on September 30, 2008 net assets and the Portfolio’s advisory fee:

Portfolio	ABMF Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Money Market Portfolio	Exchange Reserves	0.25% on first $1.25 billion	0.250%	0.450%
		0.24% on next $0.25 billion
		0.23% on next $0.25 billion
		0.22% on next $0.25 billion
		0.21% on next $1.0 billion
		0.20% on the balance

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

22

AllianceBernstein Variable Products Series Fund

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg fund that has a somewhat similar investment style as that of the Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[6]
Money Market Portfolio	Short Maturity Dollar	1.05% on the 1st €100 million[7]
	Class A	1.00% on the next €100 million
0.95% in excess of €200 million

	Class I (Institutional)	0.50% on the 1st €100 million
0.45% on the next €100 million
0.40% in excess of €200 million

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Money Market Portfolio. Also shown is what would have been the effective advisory fee of Money Market Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on September 30, 2008 net assets and the Portfolio’s advisory fees:

Portfolio	Sub-Advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee	Portfolio Advisory Fee
Money Market Portfolio	Client # 1[8]	0.125% on first $100 million	0.125%	0.450%
		0.10% on next $150 million
		0.05% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Portfolio.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

6	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

7	The Euro-U.S. dollar currency exchange rate quoted at 4 p.m. on October 1, 2008 by Reuters was €1 per $1.4013. At that currency exchange rate, €100 million would be equivalent to approximately $140.1 million. €200 million would be equivalent to approximately $280.3 million.

8	This sub-advised fund has a more restrictive investment style than the Money Market Portfolio; the fund invests primarily in high-quality municipal short-term securities and is a tax-exempt money market fund.

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

23

MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio	Contractual Management Fee[11]	Lipper Exp. Group Median	Rank
Money Market Portfolio	0.450	0.450	6/11

Lipper also compared the Portfolio’s most recently completed fiscal year total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Money Market Portfolio	0.993	0.630	11/11	0.497	50/50

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset research expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2007, ABI received $61,512 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2007, the Adviser determined that it made payments in the amount of $104 on behalf of the Portfolio to ABI.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

24

AllianceBernstein Variable Products Series Fund

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”).14 During the most recently completed fiscal year, ABIS received a fee of $786 from the Portfolio.15

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli 17 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $590 billion as of September 30, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

14	It should be noted that the insurance companies, linked to the variable products, provide additional shareholder services for the Portfolios, including record keeping, administration and customer service for contract holders.

15	The Portfolio (which includes the Portfolio and other series of the Portfolio) paid ABIS a flat fee of $18,000 in 2007.

16	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

17	The Deli study was originally published in 2002 based on 1997 data.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

25

MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year net and gross performance returns and rankings of the Portfolio19 relative to its Lipper Performance Group (“PG”)20 and Lipper Performance Universe (“PU”) for the periods ended July 31, 2008.21

Money Market Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
(Net)
1 year	3.07	3.54	3.59	9/11	54/59
3 year	3.69	4.05	4.19	11/11	56/58
5 year	2.61	2.88	3.01	11/11	54/56
10 year	3.06	3.21	3.35	8/9	50/52

(Gross)
1 year	4.09	4.16	4.11	8/11	33/59
3 year	4.70	4.72	4.71	7/11	30/58
5 year	3.51	3.52	3.52	8/11	31/56
10 year	3.85	3.85	3.88	4/9	32/52

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolio (in bold)22 versus its benchmark.23 Portfolio volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	Periods Ending July 31, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized			Risk Period (Year)
						Volatility (%)	Sharpe (%)
Money Market Portfolio	3.07	3.69	2.61	3.06	3.46	0.53	–	3.14	10
Lipper VA Money Market Average of funds	3.46	4.07	2.90	3.31	3.79	N/A		N/A	N/A
Inception Date: December 30, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2008

19	The net performance returns and rankings are for the Class A shares of the Portfolio. It should be noted that the net performance returns of the Portfolio that are shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolio to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

20	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund in/from a PU are somewhat different from that of an EU.

21	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

22	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

23	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2008. It should be noted that the “since inception” performance return of the benchmark is from the nearest month-end after the Portfolio’s inception date. In contrast to the benchmark, the Portfolio’s since inception return is from the Portfolio’s actual inception date.

24	Portfolio volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

26

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr and Gary L. Moody. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent Registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include multi-class distribution testing, advice and education on accounting and auditing issues, and consent letters; and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AllianceBernstein Balanced Wealth Strategy Portfolio	2007	30,695	4,294	19,887
	2008	32,319	1,697	11,939
AllianceBernstein Global Research Growth Portfolio	2007	30,695	4,294	9,887
	2008	32,319	1,697	11,036
AllianceBernstein Global Technology Portfolio	2007	30,695	4,294	8,887
	2008	32,319	1,697	11,079
AllianceBernstein Growth Portfolio	2007	30,695	4,294	8,887
	2008	32,319	1,697	11,066
AllianceBernstein Growth and Income Portfolio	2007	30,695	4,339	9,887
	2008	32,319	1,697	12,236
AllianceBernstein Intermediate Bond Portfolio	2007	30,695	4,294	8,887
	2008	34,983	3,566	11,049
AllianceBernstein International Growth Portfolio	2007	30,695	8,939	9,887
	2008	32,319	5,697	12,390
AllianceBernstein International Value Portfolio	2007	30,695	4,328	9,887
	2008	32,319	1,697	12,810
AllianceBernstein Large Cap Growth Portfolio	2007	30,695	4,311	8,887
	2008	32,319	1,697	12,029
AllianceBernstein Money Market Portfolio	2007	30,695	4,294	8,887
	2008	32,319	1,697	8,589
AllianceBernstein Real Estate Investment Portfolio	2007	30,695	4,294	19,887
	2008	32,319	1,697	11,048
AllianceBernstein Small Cap Growth Portfolio	2007	30,695	4,294	8,887
	2008	32,319	1,697	11,046
AllianceBernstein Small-Mid Cap Value Portfolio	2007	30,695	4,302	9,887
	2008	32,319	1,697	11,977
AllianceBernstein U.S. Large Cap Blended Style Portfolio	2007	30,695	4,294	9,887
	2008	32,319	1,697	11,036
AllianceBernstein Utility Income Portfolio	2007	30,695	4,294	9,887
	2008	32,319	1,697	11,923
AllianceBernstein Value Portfolio	2007	30,695	4,294	9,887
	2008	32,319	1,697	11,960
AllianceBernstein Wealth Appreciation Strategy Portfolio	2007	30,695	4,294	19,887
	2008	32,319	1,697	11,911

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AllianceBernstein Balanced Wealth Strategy Portfolio	2007	$899,244	200,842 (180,955 (19,887	) )
	2008	$870,098	167,786 (146,461 (21,325	) )
AllianceBernstein Global Research Growth Portfolio	2007	$889,244	190,842 (180,955 (9,887	) )
	2008	$850,422	157,497 (148,111 (9,386	) )
AllianceBernstein Global Technology Portfolio	2007	$888,244	189,842 (180,955 (8,887	) )
	2008	$850,465	157,540 (148,111 (9,429	) )
AllianceBernstein Growth Portfolio	2007	$888,244	189,842 (180,955 (8,887	) )
	2008	$850,452	157,527 (148,111 (9,416	) )
AllianceBernstein Growth and Income Portfolio	2007	$889,289	190,842 (180,955 (9,887	) )
	2008	$851,622	158,697 (148,111 (10,586	) )
AllianceBernstein Intermediate Bond Portfolio	2007	$888,244	189,842 (180,955 (8,887	) )
	2008	$852,304	159,379 (149,980 (9,399	) )
AllianceBernstein International Growth Portfolio	2007	$892,244	189,197 (179,310 (9,887	) )
	2008	$861,744	165,835 (150,461 (15,374	) )
AllianceBernstein International Value Portfolio	2007	$889,278	190,842 (180,955 (9,887	) )
	2008	$852,196	159,271 (148,111 (11,160	) )
AllianceBernstein Large Cap Growth Portfolio	2007	$888,261	189,842 (180,955 (8,887	) )
	2008	$851,415	158,490 (148,111 (10,379	) )
AllianceBernstein Money Market Portfolio	2007	$888,244	189,842 (180,955 (8,887	) )
	2008	$847,975	155,050 (148,111 (6,939	) )
AllianceBernstein Real Estate Investment Portfolio	2007	$899,244	200,842 (180,955 (19,887	) )
	2008	$850,434	157,509 (148,111 (9,398	) )
AllianceBernstein Small Cap Growth Portfolio	2007	$888,244	189,842 (180,955 (8,887	) )
	2008	$850,432	157,507 (148,111 (9,396	) )
AllianceBernstein Small-Mid Cap Value Portfolio	2007	$889,252	190,842 (180,955 (9,887	) )
	2008	$851,363	158,438 (148,111 (10,327	) )
AllianceBernstein U.S. Large Cap Blended Style Portfolio	2007	$889,244	190,842 (180,955 (9,887	) )
	2008	$850,422	157,497 (148,111 (9,386	) )
AllianceBernstein Utility Income Portfolio	2007	$889,244	190,842 (180,955 (9,887	) )
	2008	$851,309	158,384 (148,111 (10,273	) )
AllianceBernstein Value Portfolio	2007	$889,244	190,842 (180,955 (9,887	) )
	2008	$851,346	158,421 (148,111 (10,310	) )
AllianceBernstein Wealth Appreciation Strategy Portfolio	2007	$899,244	200,842 (180,955 (19,887	) )
	2008	$854,598	160,022 (146,461 (13,561	) )

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Code of ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Variable Products Series Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	February 13, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	February 13, 2009

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	February 13, 2009